Confidential Communication BY EMAIL Kirkland & Ellis LLP Lazard Frères & Co. LLC 601 Lexington Avenue 30 Rockefeller Plaza New York, New York 10022 New York, New York 10112 Attn: Joshua A. Sussberg, P.C., Christopher J. Marcus, Attn: Christian Tempke P.C. and Aparna Yenamandra, Esq. J.C. Penney Company, Inc. 6501 Legacy Drive, Plano, Texas 75024 Attn: Brandy Treadway, General Counsel Ad Hoc Group of First Lienholders c/o Milbank LLP rd 2029 Century Park East, 33 Floor Los Angeles, CA 90067 Attn: Eric Reimer Re: J.C. Penney Company, Inc. Ladies and Gentlemen: Brookfield Property Group (“Brookfield”) and Simon Property Group (“Simon”) write to provide our best and final offer regarding the terms on which Brookfield and Simon, through a newly formed acquisition vehicle (the “Purchaser”) would be willing to purchase certain assets of J.C. Penney Company, Inc. and certain of its subsidiaries and affiliates (the “Company” or the “Debtors”) as described herein. Attached to this letter are: (i) a summary of our final positions in respect of what we believe to be the remaining open material transaction terms (Exhibit A);(ii) the projected September 30, 2020 working capital, including the current assets and current liabilities portions of the anticipated 1 opening balance sheet, upon which our proposal is based (Exhibit B) , (iii) our proposed earn-out 1 The reference balance sheet was taken from the Company’s three statement model dated August 4, 2020 as posted to the Company’s electronic dataroom on August 7, 2020. This balance sheet was also used as the basis for the financial projections shared with the Ad Hoc Group of First Lienholders on August 21, 2020. 1Confidential Communication BY EMAIL Kirkland & Ellis LLP Lazard Frères & Co. LLC 601 Lexington Avenue 30 Rockefeller Plaza New York, New York 10022 New York, New York 10112 Attn: Joshua A. Sussberg, P.C., Christopher J. Marcus, Attn: Christian Tempke P.C. and Aparna Yenamandra, Esq. J.C. Penney Company, Inc. 6501 Legacy Drive, Plano, Texas 75024 Attn: Brandy Treadway, General Counsel Ad Hoc Group of First Lienholders c/o Milbank LLP rd 2029 Century Park East, 33 Floor Los Angeles, CA 90067 Attn: Eric Reimer Re: J.C. Penney Company, Inc. Ladies and Gentlemen: Brookfield Property Group (“Brookfield”) and Simon Property Group (“Simon”) write to provide our best and final offer regarding the terms on which Brookfield and Simon, through a newly formed acquisition vehicle (the “Purchaser”) would be willing to purchase certain assets of J.C. Penney Company, Inc. and certain of its subsidiaries and affiliates (the “Company” or the “Debtors”) as described herein. Attached to this letter are: (i) a summary of our final positions in respect of what we believe to be the remaining open material transaction terms (Exhibit A);(ii) the projected September 30, 2020 working capital, including the current assets and current liabilities portions of the anticipated 1 opening balance sheet, upon which our proposal is based (Exhibit B) , (iii) our proposed earn-out 1 The reference balance sheet was taken from the Company’s three statement model dated August 4, 2020 as posted to the Company’s electronic dataroom on August 7, 2020. This balance sheet was also used as the basis for the financial projections shared with the Ad Hoc Group of First Lienholders on August 21, 2020. 1

terms (Exhibit C); (iv) terms for the “takeback” exit term loan facility to be provided by the First Lien Lenders (Exhibit D); (v) terms for the store master lease (Exhibit E); and (vi) terms for the distribution center master lease (Exhibit F). Please note that certain non-administrative unsecured short and long-term liabilities of the Company remain subject to ongoing diligence. Subject to good faith discussions with the Company and Ad Hoc Group of First Lienholders, Purchasers reserve the right not to assume certain of these liabilities. Immediately following the execution and delivery of this letter agreement, each of the parties hereto intends to negotiate in good faith the terms of, and subsequently enter into, definitive documents to memorialize the foregoing terms, with the intention of signing a transaction as soon as practicable. In consideration of the time and expense Brookfield and Simon have incurred to date and expect to incur prior to signing Definitive Agreements (as defined below) in connection with the matters contemplated by this letter agreement, during the Exclusivity Period (as defined below), each of the undersigned (other than Brookfield and Simon) shall not, and shall cause its affiliates, agents, members, representatives, employees, and officers not to, directly or indirectly (including by merger), sell, transfer or negotiate with any third party with respect to the direct or indirect (including by merger) sale or transfer of, a material portion of the assets or the equity interests of the Debtors or encourage, solicit, initiate or participate in discussions or negotiations with, or provide information to, any person or entity concerning the direct or indirect (including by merger) sale or transfer of a material portion of the assets or the equity interests of the Debtors. “Exclusivity Period” means the period beginning on the date hereof, and ending on the earliest of: (a) the execution of the Definitive Agreements; (b) fifteen (15) days from the execution of this letter agreement; and (c) the date on which each of the parties hereto agrees in writing to terminate the Exclusivity Period. This letter agreement is non-binding and is not intended to, and shall not, create a binding legal obligation of any party hereto, other than the provisions set forth in this paragraph, the immediately preceding paragraph and the immediately following paragraph, which constitute the legal, valid and binding obligations of the parties hereto. This letter agreement does not contain all matters upon which agreement must be reached for the proposed transaction to be binding or consummated. Any final agreement shall be subject to the negotiation and execution of (i) mutually acceptable definitive transaction documents (“Definitive Agreements”), and (ii) such other documents as are necessary to carry out the intent of the transaction contemplated in this letter agreement, each satisfactory to each of the parties thereto in its sole discretion. None of the parties hereto shall have any obligation to enter into or close any transaction or have any other liability hereunder or in connection herewith unless and until such Definitive Agreements have been executed and delivered by all of the parties thereto and then only to the extent set forth in such definitive agreements. Each of the parties hereto agree that until the execution of the Definitive Agreements, such party will and will ensure that its respective affiliates, directors, employees, officers, stockholders, representatives or agents treat this letter agreement and its terms as strictly private and confidential and will not disclose the terms of this letter agreement or the proposed terms of the Definitive Agreements and related transaction documents to any person (other than the other parties hereto and its and their respective affiliates, directors, employees, officers, stockholders, representatives or agents) without the written approval of each of the other parties hereto. This letter agreement shall be governed by and construed in accordance with the laws of the State of Delaware. Each party hereto hereby irrevocably and unconditionally consents to 2terms (Exhibit C); (iv) terms for the “takeback” exit term loan facility to be provided by the First Lien Lenders (Exhibit D); (v) terms for the store master lease (Exhibit E); and (vi) terms for the distribution center master lease (Exhibit F). Please note that certain non-administrative unsecured short and long-term liabilities of the Company remain subject to ongoing diligence. Subject to good faith discussions with the Company and Ad Hoc Group of First Lienholders, Purchasers reserve the right not to assume certain of these liabilities. Immediately following the execution and delivery of this letter agreement, each of the parties hereto intends to negotiate in good faith the terms of, and subsequently enter into, definitive documents to memorialize the foregoing terms, with the intention of signing a transaction as soon as practicable. In consideration of the time and expense Brookfield and Simon have incurred to date and expect to incur prior to signing Definitive Agreements (as defined below) in connection with the matters contemplated by this letter agreement, during the Exclusivity Period (as defined below), each of the undersigned (other than Brookfield and Simon) shall not, and shall cause its affiliates, agents, members, representatives, employees, and officers not to, directly or indirectly (including by merger), sell, transfer or negotiate with any third party with respect to the direct or indirect (including by merger) sale or transfer of, a material portion of the assets or the equity interests of the Debtors or encourage, solicit, initiate or participate in discussions or negotiations with, or provide information to, any person or entity concerning the direct or indirect (including by merger) sale or transfer of a material portion of the assets or the equity interests of the Debtors. “Exclusivity Period” means the period beginning on the date hereof, and ending on the earliest of: (a) the execution of the Definitive Agreements; (b) fifteen (15) days from the execution of this letter agreement; and (c) the date on which each of the parties hereto agrees in writing to terminate the Exclusivity Period. This letter agreement is non-binding and is not intended to, and shall not, create a binding legal obligation of any party hereto, other than the provisions set forth in this paragraph, the immediately preceding paragraph and the immediately following paragraph, which constitute the legal, valid and binding obligations of the parties hereto. This letter agreement does not contain all matters upon which agreement must be reached for the proposed transaction to be binding or consummated. Any final agreement shall be subject to the negotiation and execution of (i) mutually acceptable definitive transaction documents (“Definitive Agreements”), and (ii) such other documents as are necessary to carry out the intent of the transaction contemplated in this letter agreement, each satisfactory to each of the parties thereto in its sole discretion. None of the parties hereto shall have any obligation to enter into or close any transaction or have any other liability hereunder or in connection herewith unless and until such Definitive Agreements have been executed and delivered by all of the parties thereto and then only to the extent set forth in such definitive agreements. Each of the parties hereto agree that until the execution of the Definitive Agreements, such party will and will ensure that its respective affiliates, directors, employees, officers, stockholders, representatives or agents treat this letter agreement and its terms as strictly private and confidential and will not disclose the terms of this letter agreement or the proposed terms of the Definitive Agreements and related transaction documents to any person (other than the other parties hereto and its and their respective affiliates, directors, employees, officers, stockholders, representatives or agents) without the written approval of each of the other parties hereto. This letter agreement shall be governed by and construed in accordance with the laws of the State of Delaware. Each party hereto hereby irrevocably and unconditionally consents to 2 submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, only if the Court of Chancery of the State of Delaware declines to accept or does not have jurisdiction over a particular matter, any other state or federal court within the State of Delaware) (the “Chosen Courts”), and to the applicable appellate courts thereof, for any actions, suits or proceedings arising out of or relating to this letter agreement and agrees (i) not to commence any action, suit or proceeding relating thereto except in such Chosen Courts and (ii) to waive and not to assert any defenses as to personal jurisdiction of such Chosen Courts over such party. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT. This letter agreement shall be binding upon and inure solely to the benefit of the parties hereto, and nothing in this letter agreement, express or implied, is intended to confer upon any other person any right or remedies of any nature whatsoever under or by reason of this letter agreement. This letter agreement embodies the entire agreement of the parties hereto relating to the subject matter hereof and may be waived, amended or modified only by an instrument in writing signed by the party against which such waiver, amendment or modification is sought to be enforced, and such written instrument shall set forth specifically the provisions of this letter agreement that are to be so waived, amended or modified. This letter agreement may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed an original and all such counterparts shall together constitute but one and the same instrument. [Remainder of Page Intentionally Left Blank] 3submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, only if the Court of Chancery of the State of Delaware declines to accept or does not have jurisdiction over a particular matter, any other state or federal court within the State of Delaware) (the “Chosen Courts”), and to the applicable appellate courts thereof, for any actions, suits or proceedings arising out of or relating to this letter agreement and agrees (i) not to commence any action, suit or proceeding relating thereto except in such Chosen Courts and (ii) to waive and not to assert any defenses as to personal jurisdiction of such Chosen Courts over such party. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT. This letter agreement shall be binding upon and inure solely to the benefit of the parties hereto, and nothing in this letter agreement, express or implied, is intended to confer upon any other person any right or remedies of any nature whatsoever under or by reason of this letter agreement. This letter agreement embodies the entire agreement of the parties hereto relating to the subject matter hereof and may be waived, amended or modified only by an instrument in writing signed by the party against which such waiver, amendment or modification is sought to be enforced, and such written instrument shall set forth specifically the provisions of this letter agreement that are to be so waived, amended or modified. This letter agreement may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed an original and all such counterparts shall together constitute but one and the same instrument. [Remainder of Page Intentionally Left Blank] 3

BROOKFIELD PROPERTY GROUP SIMON PROPERTY GROUP ____________________________ _______________________________ Ron Bloom Stanley Shashoua The Debtors and Ad Hoc Group of First Lienholders approve and accept the terms and conditions contained in this letter agreement. J.C. PENNEY COMPANY, INC. ____________________________ Name: Bill Wafford Title: EVP Chief Financial Officer 4 BROOKFIELD PROPERTY GROUP SIMON PROPERTY GROUP ____________________________ _______________________________ Ron Bloom Stanley Shashoua The Debtors and Ad Hoc Group of First Lienholders approve and accept the terms and conditions contained in this letter agreement. J.C. PENNEY COMPANY, INC. ____________________________ Name: Bill Wafford Title: EVP Chief Financial Officer 4

The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. Brigade Capital Management, LP as Investment Manager on Behalf of its Various Funds and Accounts By: /s/ Patrick Criscillo Name: Patrick Criscillo Title: Chief Financial Officer [Signature Page to JCP Letter of Intent]The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. Brigade Capital Management, LP as Investment Manager on Behalf of its Various Funds and Accounts By: /s/ Patrick Criscillo Name: Patrick Criscillo Title: Chief Financial Officer [Signature Page to JCP Letter of Intent]

The undersigned, acting on behalf of its affiliates and its and their respective accounts and funds advised or managed by any of them, accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. H/2 CAPITAL PARTNERS LLC, By: /s/ Ashvin Rao Name: Ashvin Rao Title: Authorized Signatory [Signature Page to JCP Letter of Intent]The undersigned, acting on behalf of its affiliates and its and their respective accounts and funds advised or managed by any of them, accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. H/2 CAPITAL PARTNERS LLC, By: /s/ Ashvin Rao Name: Ashvin Rao Title: Authorized Signatory [Signature Page to JCP Letter of Intent]

The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. Sculptor GC Opportunities Master Fund, Ltd. By: Sculptor Capital LP, its investment manager By: Sculptor Capital Holding Corporation, its General Partner By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. Sculptor GC Opportunities Master Fund, Ltd. By: Sculptor Capital LP, its investment manager By: Sculptor Capital Holding Corporation, its General Partner By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]

The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. Sculptor SC II, LP, By: Sculptor Capital II LP, its investment manager By: Sculptor Capital Holding II LLC, its General Partner By: Sculptor Capital LP, its Member By: Sculptor Capital Holding Corporation, its General Partner By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. Sculptor SC II, LP, By: Sculptor Capital II LP, its investment manager By: Sculptor Capital Holding II LLC, its General Partner By: Sculptor Capital LP, its Member By: Sculptor Capital Holding Corporation, its General Partner By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]

The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. Sculptor Credit Opportunities Master Fund, Ltd. By: Sculptor Capital LP, its investment manager By: Sculptor Capital Holding Corporation, its General Partner By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. Sculptor Credit Opportunities Master Fund, Ltd. By: Sculptor Capital LP, its investment manager By: Sculptor Capital Holding Corporation, its General Partner By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]

The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. Sculptor Enhanced Master Fund, Ltd., By: Sculptor Capital LP, its investment manager By: Sculptor Capital Holding Corporation, its General Partner By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. Sculptor Enhanced Master Fund, Ltd., By: Sculptor Capital LP, its investment manager By: Sculptor Capital Holding Corporation, its General Partner By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]

The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. Sculptor Special Master Fund, Ltd., By: Sculptor Capital LP, its investment manager By: Sculptor Capital Holding Corporation, its General Partner By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. Sculptor Special Master Fund, Ltd., By: Sculptor Capital LP, its investment manager By: Sculptor Capital Holding Corporation, its General Partner By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]

The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. Guardia 1, Ltd., By: Sculptor Loan Management LP, its collateral manager By: Sculptor Loan Management LLC, its general partner By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. Guardia 1, Ltd., By: Sculptor Loan Management LP, its collateral manager By: Sculptor Loan Management LLC, its general partner By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]

The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding, LTD., By: Sculptor CLO Management LLC, its collateral manager By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding, LTD., By: Sculptor CLO Management LLC, its collateral manager By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]

The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding II, Ltd., By: Sculptor Loan Management LP, its collateral manager By: Sculptor Loan Management LLC, its general partner By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding II, Ltd., By: Sculptor Loan Management LP, its collateral manager By: Sculptor Loan Management LLC, its general partner By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]

The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding III, Ltd., By: Sculptor Loan Management LP, its collateral manager By: Sculptor Loan Management LLC, its general partner By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding III, Ltd., By: Sculptor Loan Management LP, its collateral manager By: Sculptor Loan Management LLC, its general partner By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]

The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding IV, LTD., By: Sculptor CLO Management LLC, its collateral manager By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding IV, LTD., By: Sculptor CLO Management LLC, its collateral manager By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]

The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding VI, Ltd., By: Sculptor Loan Management LP, its collateral manager By: Sculptor Loan Management LLC, its general partner By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding VI, Ltd., By: Sculptor Loan Management LP, its collateral manager By: Sculptor Loan Management LLC, its general partner By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]

The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding VII, Ltd., By: Sculptor Loan Management LP, its collateral manager By: Sculptor Loan Management LLC, its general partner By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding VII, Ltd., By: Sculptor Loan Management LP, its collateral manager By: Sculptor Loan Management LLC, its general partner By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]

The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding VIII, Ltd., By: Sculptor Loan Management LP, its collateral manager By: Sculptor Loan Management LLC, its general partner By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding VIII, Ltd., By: Sculptor Loan Management LP, its collateral manager By: Sculptor Loan Management LLC, its general partner By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]

The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding IX, Ltd., By: Sculptor Loan Management LP, its collateral manager By: Sculptor Loan Management LLC, its general partner By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding IX, Ltd., By: Sculptor Loan Management LP, its collateral manager By: Sculptor Loan Management LLC, its general partner By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]

The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding XI, Ltd., By: Sculptor Loan Management LP, its collateral manager By: Sculptor Loan Management LLC, its general partner By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding XI, Ltd., By: Sculptor Loan Management LP, its collateral manager By: Sculptor Loan Management LLC, its general partner By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]

The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding XII, Ltd., By: Sculptor Loan Management LP, its collateral manager By: Sculptor Loan Management LLC, its general partner By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding XII, Ltd., By: Sculptor Loan Management LP, its collateral manager By: Sculptor Loan Management LLC, its general partner By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]

The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding XIII, Ltd., By: Sculptor Loan Management LP, its collateral manager By: Sculptor Loan Management LLC, its general partner By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding XIII, Ltd., By: Sculptor Loan Management LP, its collateral manager By: Sculptor Loan Management LLC, its general partner By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]

The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding XVI, LTD., By: Sculptor CLO Management LLC, its collateral manager By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding XVI, LTD., By: Sculptor CLO Management LLC, its collateral manager By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]

The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding XIV, Ltd., By: Sculptor Loan Management LP, its collateral manager By: Sculptor Loan Management LLC, its general partner By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding XIV, Ltd., By: Sculptor Loan Management LP, its collateral manager By: Sculptor Loan Management LLC, its general partner By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]

The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding XV, Ltd., By: Sculptor Loan Management LP, its collateral manager By: Sculptor Loan Management LLC, its general partner By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding XV, Ltd., By: Sculptor Loan Management LP, its collateral manager By: Sculptor Loan Management LLC, its general partner By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]

The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding XVIII, Ltd., By: Sculptor Loan Management LP, its collateral manager By: Sculptor Loan Management LLC, its general partner By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding XVIII, Ltd., By: Sculptor Loan Management LP, its collateral manager By: Sculptor Loan Management LLC, its general partner By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]

The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding XVII, LTD., By: Sculptor CLO Management LLC, its collateral manager By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding XVII, LTD., By: Sculptor CLO Management LLC, its collateral manager By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]

The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding XIX, LTD. By: Sculptor CLO Management LLC, its collateral manager By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding XIX, LTD. By: Sculptor CLO Management LLC, its collateral manager By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]

The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding XX, Ltd. By: Sculptor Loan Management LP, its collateral manager By: Sculptor Loan Management LLC, its general partner By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding XX, Ltd. By: Sculptor Loan Management LP, its collateral manager By: Sculptor Loan Management LLC, its general partner By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]

The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding XXI, LTD., By: Sculptor CLO Management LLC, its collateral manager By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding XXI, LTD., By: Sculptor CLO Management LLC, its collateral manager By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]

The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding XXII, LTD., By: Sculptor CLO Management LLC, its collateral manager By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OZLM Funding XXII, LTD., By: Sculptor CLO Management LLC, its collateral manager By: /s/ Wayne Cohen Name: Wayne Cohen Title: President and Chief Operating Officer [Signature Page to JCP Letter of Intent]

The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. SPCP Group, LLC, By: /s/ Stacey Hatch Name: Stacey Hatch Title: Authorized Signatory SPCP Access Holdings, LLC, By: /s/ Stacey Hatch Name: Stacey Hatch Title: Authorized Signatory SPCP Institutional Group, LLC, By: /s/ Stacey Hatch Name: Stacey Hatch Title: Authorized Signatory [Signature Page to JCP Letter of Intent]The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. SPCP Group, LLC, By: /s/ Stacey Hatch Name: Stacey Hatch Title: Authorized Signatory SPCP Access Holdings, LLC, By: /s/ Stacey Hatch Name: Stacey Hatch Title: Authorized Signatory SPCP Institutional Group, LLC, By: /s/ Stacey Hatch Name: Stacey Hatch Title: Authorized Signatory [Signature Page to JCP Letter of Intent]

The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. REDWOOD IV FINANCE 3, LLC, By: /s/ Joshua Peck Name: Joshua Peck Title: Vice President [Signature Page to JCP Letter of Intent]The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. REDWOOD IV FINANCE 3, LLC, By: /s/ Joshua Peck Name: Joshua Peck Title: Vice President [Signature Page to JCP Letter of Intent]

The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. TAO FINANCE 3-A, LLC, By: /s/ Joshua Peck Name: Joshua Peck Title: Vice President [Signature Page to JCP Letter of Intent]The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. TAO FINANCE 3-A, LLC, By: /s/ Joshua Peck Name: Joshua Peck Title: Vice President [Signature Page to JCP Letter of Intent]

The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. SIXTH STREET SPECIALTY LENDING, INC., By: /s/ Joshua Easterly Name: Joshua Easterly Title: Chief Executive Officer [Signature Page to JCP Letter of Intent]The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. SIXTH STREET SPECIALTY LENDING, INC., By: /s/ Joshua Easterly Name: Joshua Easterly Title: Chief Executive Officer [Signature Page to JCP Letter of Intent]

The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. KKR CREDIT ADVISORS (US) LLC, as advisor to the following lenders: KKR CLO 10 LTD. KKR CLO 11 LTD. KKR CLO 12 LTD. KKR CLO 13 LTD. KKR CLO 14 LTD. KKR CLO 15 LTD. KKR CLO 16 LTD. KKR CLO 17 LTD. KKR CLO 18 LTD. KKR CLO 19 LTD. KKR CLO 20 LTD. KKR CLO 21 LTD. KKR CLO 22 LTD. KKR CLO 23 LTD. KKR CLO 24 LTD. KKR CLO 25 LTD. KKR CLO 27 LTD. KKR CLO 28 LTD. KKR CLO 9 LTD. KKR CREDIT OPPORTUNITIES PORTFOLIO KKR DAF SYNDICATED LOAN AND HIGH YIELD FUND DAC KKR FINANCIAL CLO 2013-1, LTD. KKR GLOBAL CREDIT OPPORTUNITIES MASTER FUND L.P. KKR SENIOR FLOATING RATE INCOME FUND OREGON PUBLIC EMPLOYEES RETIREMENT FUND By: /s/ Jeffrey M. Smith Name: Jeffrey M. Smith Title: Authorized Signatory [Signature Page to JCP Letter of Intent]The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. KKR CREDIT ADVISORS (US) LLC, as advisor to the following lenders: KKR CLO 10 LTD. KKR CLO 11 LTD. KKR CLO 12 LTD. KKR CLO 13 LTD. KKR CLO 14 LTD. KKR CLO 15 LTD. KKR CLO 16 LTD. KKR CLO 17 LTD. KKR CLO 18 LTD. KKR CLO 19 LTD. KKR CLO 20 LTD. KKR CLO 21 LTD. KKR CLO 22 LTD. KKR CLO 23 LTD. KKR CLO 24 LTD. KKR CLO 25 LTD. KKR CLO 27 LTD. KKR CLO 28 LTD. KKR CLO 9 LTD. KKR CREDIT OPPORTUNITIES PORTFOLIO KKR DAF SYNDICATED LOAN AND HIGH YIELD FUND DAC KKR FINANCIAL CLO 2013-1, LTD. KKR GLOBAL CREDIT OPPORTUNITIES MASTER FUND L.P. KKR SENIOR FLOATING RATE INCOME FUND OREGON PUBLIC EMPLOYEES RETIREMENT FUND By: /s/ Jeffrey M. Smith Name: Jeffrey M. Smith Title: Authorized Signatory [Signature Page to JCP Letter of Intent]

The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OWL CREEK ASSET MANAGEMENT, L.P By: /s/ Reuben Kopel Name: Reuben Kopel Title: General Counsel [Signature Page to JCP Letter of Intent]The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. OWL CREEK ASSET MANAGEMENT, L.P By: /s/ Reuben Kopel Name: Reuben Kopel Title: General Counsel [Signature Page to JCP Letter of Intent]

The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. WHITEBOX RELATIVE VALUE PARTNERS, L.P.; WHITEBOX GT FUND, LP; WHITEBOX MULTI-STRATEGY PARTNERS, L.P.; PANDORA SELECT PARTNERS, L.P. BY: WHITEBOX ADVISORS LLC INVESTMENT MANAGER TO THE ABOVE LISTED FUNDS By: /s/ Luke Harris Name: Luke Harris Title: General Counsel – Corporate, Transactions & Litigation [Signature Page to JCP Letter of Intent]The undersigned accepts and agrees to the terms and conditions of this Letter provided it is implemented through the credit bid structure communicated to the Debtors and agreed among Required Lenders as set forth in the Credit Bid Term Sheet and the APA Term Sheet, and agrees that such proposed transaction is subject to the Restructuring Support Agreement. WHITEBOX RELATIVE VALUE PARTNERS, L.P.; WHITEBOX GT FUND, LP; WHITEBOX MULTI-STRATEGY PARTNERS, L.P.; PANDORA SELECT PARTNERS, L.P. BY: WHITEBOX ADVISORS LLC INVESTMENT MANAGER TO THE ABOVE LISTED FUNDS By: /s/ Luke Harris Name: Luke Harris Title: General Counsel – Corporate, Transactions & Litigation [Signature Page to JCP Letter of Intent]

Exhibit A Certain Transaction Terms (See attached.)Exhibit A Certain Transaction Terms (See attached.)

<$FSUBJO HSFFE5SBOTBDUJPO5FSNT><$FSUBJO HSFFE5SBOTBDUJPO5FSNT>

Exhibit B Working Capital (See attached.) Exhibit B Working Capital (See attached.)

Opening Working Capital:

Current Assets	3-Oct-20
Cash	50
Cash in Transit/ Store Cash/CC A/R	111
Merchandise Inventory	2,114
Prepaid Expenses and Other Current Assets	567
Total Current Assets	2,842
Current Liabilities	
Merchandise A/P	252
Non Merchandise A/P	43
Accrued Expenses	541 [1]
Current Operating Lease and Other Current Liabilities	83
Total Current Liabilities	919
Total Net Working Capital	1,923

In addition to the working capital adjustment based on the numbers shown above, in the event the level of external merchandise inventory at closing is less than $1,803 million the seller will make an additional payment to the buyer of 25% of the difference between $1,803 million and actual external merchandise inventory at closing.

1 [Agreed Upon Example]

Exhibit C Earn-Out (See attached.)Exhibit C Earn-Out (See attached.)

(1) For the periods beginning after February 1, 2021, and at the end of each Fiscal Month during the fiscal year, the Company shall calculate its Merchandise Accounts Payable liability less its Merchandise Accounts Payable Prepayments asset, with the resulting calculation being the Company’s “Net Merchandise Accounts Payable” balance. a. Calculation of Merchandise Accounts Payable shall include any merchandise related Vendor Financing (2) For each of the fiscal years 2021 through 2022, the Company will determine the monthly average Net Merchandise Accounts Payable for the year and report to sellers within 60 days of the end of the fiscal year (the “Average Net Merchandise Accounts Payable”). (3) Buyer will pay seller 20% of the difference of the FY 21 Average Net Merchandise Accounts Payable balance and the Net Merchandise Accounts Payable balance at closing of the sale transaction on March 31, 2022. (4) For FY22, the Company will calculate its FY22 Average Net Merchandise Accounts Payable and Buyer will pay Seller 20% of the difference between the FY22 Average Net Merchandise Accounts Payable balance and the FY21 Average Net Merchandise Accounts Payable balance on March 31, 2023. (5) The payments under (3) and (4) would be subject to a liquidity test: a. Payment limited to the lesser of (i) the amount due or (ii) the amount that would cause the Company’s average trailing twelve month liquidity to fall below $500m with average trailing twelve month liquidity measured for the end of the month immediately preceding the due date of the Earn Out payment (i.e., the March 31 Earn Out payment will be based on average trailing twelve month liquidity as of the end of February) b. Any amount due and not paid as a result of item 5(a) above will be carried forward as a secured claim with a junior lien on collateral until the unpaid amount is paid in its entirety, with no expiration. Any unpaid amount will be payable at the end of each subsequent quarter (e.g., April 30 and each quarter thereafter until fully paid) in the amount equal to the lesser of (i) the remaining amount outstanding (ii) the amount that would cause the Company’s average trailing twelve month liquidity to fall below $500m as measured for the immediately preceding quarter (e.g., average trailing twelve month liquidity measured at January 31 for the April 30 payment and each quarter thereafter until fully paid). “Liquidity” means the sum of (x) availability under the Borrower’s ABL Facility plus (y) the aggregate amount of cash and cash equivalents of Holdings, the Borrower and its subsidiaries that are not restricted for purposes of GAAP (other than as a result of any liens securing the ABL Facility or Term Facility).(1) For the periods beginning after February 1, 2021, and at the end of each Fiscal Month during the fiscal year, the Company shall calculate its Merchandise Accounts Payable liability less its Merchandise Accounts Payable Prepayments asset, with the resulting calculation being the Company’s “Net Merchandise Accounts Payable” balance. a. Calculation of Merchandise Accounts Payable shall include any merchandise related Vendor Financing (2) For each of the fiscal years 2021 through 2022, the Company will determine the monthly average Net Merchandise Accounts Payable for the year and report to sellers within 60 days of the end of the fiscal year (the “Average Net Merchandise Accounts Payable”). (3) Buyer will pay seller 20% of the difference of the FY 21 Average Net Merchandise Accounts Payable balance and the Net Merchandise Accounts Payable balance at closing of the sale transaction on March 31, 2022. (4) For FY22, the Company will calculate its FY22 Average Net Merchandise Accounts Payable and Buyer will pay Seller 20% of the difference between the FY22 Average Net Merchandise Accounts Payable balance and the FY21 Average Net Merchandise Accounts Payable balance on March 31, 2023. (5) The payments under (3) and (4) would be subject to a liquidity test: a. Payment limited to the lesser of (i) the amount due or (ii) the amount that would cause the Company’s average trailing twelve month liquidity to fall below $500m with average trailing twelve month liquidity measured for the end of the month immediately preceding the due date of the Earn Out payment (i.e., the March 31 Earn Out payment will be based on average trailing twelve month liquidity as of the end of February) b. Any amount due and not paid as a result of item 5(a) above will be carried forward as a secured claim with a junior lien on collateral until the unpaid amount is paid in its entirety, with no expiration. Any unpaid amount will be payable at the end of each subsequent quarter (e.g., April 30 and each quarter thereafter until fully paid) in the amount equal to the lesser of (i) the remaining amount outstanding (ii) the amount that would cause the Company’s average trailing twelve month liquidity to fall below $500m as measured for the immediately preceding quarter (e.g., average trailing twelve month liquidity measured at January 31 for the April 30 payment and each quarter thereafter until fully paid). “Liquidity” means the sum of (x) availability under the Borrower’s ABL Facility plus (y) the aggregate amount of cash and cash equivalents of Holdings, the Borrower and its subsidiaries that are not restricted for purposes of GAAP (other than as a result of any liens securing the ABL Facility or Term Facility).

Exhibit D Exit Term Loan Terms (See attached.)Exhibit D Exit Term Loan Terms (See attached.)

OpCo $500 Million Senior Secured Term Loan Facility The summary of the principal terms and conditions (this “Summary of Terms”) sets forth below certain proposed terms and conditions for structuring the transactions described herein (the “Transactions”). This Summary of Terms were prepared and are being proposed by the Consenting First Lien Lenders (as defined in the RSA (as defined below)) for discussion purposes only and do not constitute an agreement, commitment or obligation on the part of any of the Consenting First Lien Lenders to structure or consummate the Transactions on the proposed terms and conditions described herein. The proposed terms and conditions herein and the Transactions may be amended, modified or supplemented by the Consenting First Lien Lenders in their sole discretion at any time and from time to time during the course of discussions with you and any other parties for any reason. This Summary of Terms is not exhaustive as to all of the terms and conditions which would govern the Transactions and are subject to review, completion and approval of accounting, business, legal, tax and other due diligence and the execution and delivery of definitive agreements satisfactory to the Consenting First Lien Lenders. This Summary of Terms is being delivered to you in connection with that certain (a) Restructuring Support Agreement, dated as of May 15, 2020 (the “RSA”), by and among J. C. Penney Corporation, Inc. and the Consenting First Lien Lenders and (b) Superpriority Senior Secured Debtor-in-Possession Credit and Guaranty Agreement, dated as of June 8, 2020 (as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time, the “DIP Credit Agreement”), by and among J. C. Penney Corporation, Inc., the lenders from time to time party thereto, GLAS USA LLC, as administrative agent, and the other parties thereto, and such delivery does not constitute an amendment, modification or waiver of any provision of, or operate as an amendment, modification or waiver of any right (including any approval or consent right), power or remedy of any Consenting First Lien Lender under the RSA or the DIP Credit Agreement. This Summary of Terms and the information contained herein are strictly private and confidential and are not to be disclosed or relied upon in any manner whatsoever without the prior written consent of the Consenting First Lien Lenders. This Summary of Terms is not an offer or acceptance with respect to any securities or a solicitation of acceptances of a Chapter 11 Plan within the meaning of Section 1125 of the Bankruptcy Code. This Summary of Terms is subject to the provisions and protections of Rule 408 of the Federal Rules of Evidence and other similar applicable statutes or doctrines protecting against the disclosure of confidential information and information exchanged in the context of settlement discussions (in each case, whether legal equitable, or otherwise and whether federal, state, or otherwise). A direct wholly-owned subsidiary of Holdings (as defined below) Borrower: (the “Borrower”). Guarantors: A newly-formed holding company that is the direct parent of the Borrower (“Holdings”), which shall be owned, directly or indirectly, by [Simon/Brookfield Vehicle] (the “Purchaser”), and each of the Borrower’s existing and subsequently acquired or organized wholly-owned subsidiaries (collectively, the “Guarantors”), including each subsidiary of the Borrower that guarantees obligations under the ABL Facility (as defined below), will unconditionally guarantee, on a joint and several basis, all obligations under the Term Facility (as defined below); provided that foreign subsidiaries of the Borrower shall not be required to be Guarantors. For the avoidance of doubt, (i) the equity interests in all foreign subsidiaries shall be pledged as Collateral (as defined OpCo $500 Million Senior Secured Term Loan Facility The summary of the principal terms and conditions (this “Summary of Terms”) sets forth below certain proposed terms and conditions for structuring the transactions described herein (the “Transactions”). This Summary of Terms were prepared and are being proposed by the Consenting First Lien Lenders (as defined in the RSA (as defined below)) for discussion purposes only and do not constitute an agreement, commitment or obligation on the part of any of the Consenting First Lien Lenders to structure or consummate the Transactions on the proposed terms and conditions described herein. The proposed terms and conditions herein and the Transactions may be amended, modified or supplemented by the Consenting First Lien Lenders in their sole discretion at any time and from time to time during the course of discussions with you and any other parties for any reason. This Summary of Terms is not exhaustive as to all of the terms and conditions which would govern the Transactions and are subject to review, completion and approval of accounting, business, legal, tax and other due diligence and the execution and delivery of definitive agreements satisfactory to the Consenting First Lien Lenders. This Summary of Terms is being delivered to you in connection with that certain (a) Restructuring Support Agreement, dated as of May 15, 2020 (the “RSA”), by and among J. C. Penney Corporation, Inc. and the Consenting First Lien Lenders and (b) Superpriority Senior Secured Debtor-in-Possession Credit and Guaranty Agreement, dated as of June 8, 2020 (as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time, the “DIP Credit Agreement”), by and among J. C. Penney Corporation, Inc., the lenders from time to time party thereto, GLAS USA LLC, as administrative agent, and the other parties thereto, and such delivery does not constitute an amendment, modification or waiver of any provision of, or operate as an amendment, modification or waiver of any right (including any approval or consent right), power or remedy of any Consenting First Lien Lender under the RSA or the DIP Credit Agreement. This Summary of Terms and the information contained herein are strictly private and confidential and are not to be disclosed or relied upon in any manner whatsoever without the prior written consent of the Consenting First Lien Lenders. This Summary of Terms is not an offer or acceptance with respect to any securities or a solicitation of acceptances of a Chapter 11 Plan within the meaning of Section 1125 of the Bankruptcy Code. This Summary of Terms is subject to the provisions and protections of Rule 408 of the Federal Rules of Evidence and other similar applicable statutes or doctrines protecting against the disclosure of confidential information and information exchanged in the context of settlement discussions (in each case, whether legal equitable, or otherwise and whether federal, state, or otherwise). A direct wholly-owned subsidiary of Holdings (as defined below) Borrower: (the “Borrower”). Guarantors: A newly-formed holding company that is the direct parent of the Borrower (“Holdings”), which shall be owned, directly or indirectly, by [Simon/Brookfield Vehicle] (the “Purchaser”), and each of the Borrower’s existing and subsequently acquired or organized wholly-owned subsidiaries (collectively, the “Guarantors”), including each subsidiary of the Borrower that guarantees obligations under the ABL Facility (as defined below), will unconditionally guarantee, on a joint and several basis, all obligations under the Term Facility (as defined below); provided that foreign subsidiaries of the Borrower shall not be required to be Guarantors. For the avoidance of doubt, (i) the equity interests in all foreign subsidiaries shall be pledged as Collateral (as defined below) and (ii) the Guarantors shall include the Guarantors under and as defined in the DIP Credit Agreement. Purpose/Use of Proceeds: The proceeds of the Term Facility will be used to: (i) pay the Borrower’s rent under its Leases (defined below); (ii) pay the ongoing working capital requirements and general corporate purposes of the Borrower and its subsidiaries; (iii) refinance certain indebtedness of the Borrower and its subsidiaries (including under the DIP Credit Agreement); and (iv) pay the fees, costs and expenses incurred in connection with the foregoing, in each case pursuant to a mutually agreed sources and uses. Lead Arranger: Deutsche Bank Securities Inc. (in its capacity as sole lead arranger, the “Lead Arranger”). Administrative Agent: GLAS USA LLC shall act as sole administrative agent and sole collateral agent for the Term Facility (in such capacities, the “Administrative Agent”) on behalf of the Lenders (as defined below). Any action, exercise of remedies, approval, consent or similar action to be taken or not taken by the Administrative Agent shall only be taken (or not taken) as may be directed by the Requisite Lenders (as defined below). The Administrative Agent and the Borrower shall enter into an agency fee letter providing for fees to be payable to the Administrative Agent to be mutually agreed. Lenders: The Lenders under and as defined in the DIP Credit Agreement (each, a “Lender” and, collectively, the “Lenders”). Principal Amount: $500 million senior secured term loan facility (the “Term Facility”). Availability: The Term Facility will be available in a single drawing on the Closing Date (as defined below). Amounts borrowed under the Term Facility that are repaid or prepaid may not be reborrowed. Maturity Date: The Term Facility shall mature on the six-year anniversary of the Closing Date, subject to extension as provided under the caption “Extension of Maturity” in this Summary of Terms. Closing Date: The date of the borrowing of the Term Facility (the “Closing Date”). Amortization: The outstanding principal amount of the Term Facility will be payable in equal quarterly amounts of 1.00% per annum, as the same may be reduced by the application of prepayments as provided for under the captions “Voluntary Prepayments” and “Mandatory Prepayments” in this Summary of Terms, with the remaining balance due at maturity. 2below) and (ii) the Guarantors shall include the Guarantors under and as defined in the DIP Credit Agreement. Purpose/Use of Proceeds: The proceeds of the Term Facility will be used to: (i) pay the Borrower’s rent under its Leases (defined below); (ii) pay the ongoing working capital requirements and general corporate purposes of the Borrower and its subsidiaries; (iii) refinance certain indebtedness of the Borrower and its subsidiaries (including under the DIP Credit Agreement); and (iv) pay the fees, costs and expenses incurred in connection with the foregoing, in each case pursuant to a mutually agreed sources and uses. Lead Arranger: Deutsche Bank Securities Inc. (in its capacity as sole lead arranger, the “Lead Arranger”). Administrative Agent: GLAS USA LLC shall act as sole administrative agent and sole collateral agent for the Term Facility (in such capacities, the “Administrative Agent”) on behalf of the Lenders (as defined below). Any action, exercise of remedies, approval, consent or similar action to be taken or not taken by the Administrative Agent shall only be taken (or not taken) as may be directed by the Requisite Lenders (as defined below). The Administrative Agent and the Borrower shall enter into an agency fee letter providing for fees to be payable to the Administrative Agent to be mutually agreed. Lenders: The Lenders under and as defined in the DIP Credit Agreement (each, a “Lender” and, collectively, the “Lenders”). Principal Amount: $500 million senior secured term loan facility (the “Term Facility”). Availability: The Term Facility will be available in a single drawing on the Closing Date (as defined below). Amounts borrowed under the Term Facility that are repaid or prepaid may not be reborrowed. Maturity Date: The Term Facility shall mature on the six-year anniversary of the Closing Date, subject to extension as provided under the caption “Extension of Maturity” in this Summary of Terms. Closing Date: The date of the borrowing of the Term Facility (the “Closing Date”). Amortization: The outstanding principal amount of the Term Facility will be payable in equal quarterly amounts of 1.00% per annum, as the same may be reduced by the application of prepayments as provided for under the captions “Voluntary Prepayments” and “Mandatory Prepayments” in this Summary of Terms, with the remaining balance due at maturity. 2

Interest Rate: All amounts outstanding under the Term Facility will bear interest, at the Borrower’s option, as follows: (i) at the Base Rate plus a Base Rate margin of 7.50%; or (ii) at the reserve adjusted Eurodollar Rate plus a Eurodollar Rate margin of 8.50%. As used herein, the terms “Base Rate” and “reserve adjusted Eurodollar Rate” will have meanings customary and appropriate for financings of this type, and the basis for calculating accrued interest and the interest periods for loans bearing interest at the reserve adjusted Eurodollar Rate will be customary and appropriate for financings of this type, subject to a reserve adjusted Eurodollar Rate “floor” of 1.00% and a Base Rate “floor” of 2.00%. After the occurrence and during the continuance of any Event of Default, interest on overdue amounts then outstanding will accrue at a rate equal to the rate then applicable thereto, or otherwise at a rate equal to the rate then applicable to loans bearing interest at the rate determined by reference to the Base Rate, in each case plus an additional 2.00% per annum. Such interest will be payable on demand. Interest Payments: Monthly and payable in arrears and computed on the basis of a 360-day year (365/366 day year with respect to loans bearing interest with reference to the Base Rate). Upfront Payment: An upfront payment payable in cash equal to 1.00% of the aggregate principal amount of the Term Facility, which shall be earned, due and payable on the Closing Date. Voluntary Prepayments: The Term Facility may be prepaid, in whole or in part, subject to the “Call Premium” below, without premium or penalty (except for breakage costs, if any), to the first eight scheduled amortization payments in direct order of maturity and thereafter applied pro rata to remaining scheduled amortization payments and the payments at final maturity. Mandatory Prepayments: The following mandatory prepayments will be required: (i) Asset Sales: Prepayments in an amount equal to 100% of the net cash proceeds of the sale or other disposition (including any sale/leasebacks, [transfer of capital leases or similar such transfers]) of any property or assets of Holdings, the Borrower or its subsidiaries (excluding ABL Priority Collateral (as defined below)) subject to agreed de minimis thresholds and exceptions, including any sale or other disposition of any property or assets of the OpCo SPV-I and OpCo SPV-II which shall also be subject to the satisfaction of certain terms and conditions to be set forth in the Term Facility Documentation. The Borrower will 3Interest Rate: All amounts outstanding under the Term Facility will bear interest, at the Borrower’s option, as follows: (i) at the Base Rate plus a Base Rate margin of 7.50%; or (ii) at the reserve adjusted Eurodollar Rate plus a Eurodollar Rate margin of 8.50%. As used herein, the terms “Base Rate” and “reserve adjusted Eurodollar Rate” will have meanings customary and appropriate for financings of this type, and the basis for calculating accrued interest and the interest periods for loans bearing interest at the reserve adjusted Eurodollar Rate will be customary and appropriate for financings of this type, subject to a reserve adjusted Eurodollar Rate “floor” of 1.00% and a Base Rate “floor” of 2.00%. After the occurrence and during the continuance of any Event of Default, interest on overdue amounts then outstanding will accrue at a rate equal to the rate then applicable thereto, or otherwise at a rate equal to the rate then applicable to loans bearing interest at the rate determined by reference to the Base Rate, in each case plus an additional 2.00% per annum. Such interest will be payable on demand. Interest Payments: Monthly and payable in arrears and computed on the basis of a 360-day year (365/366 day year with respect to loans bearing interest with reference to the Base Rate). Upfront Payment: An upfront payment payable in cash equal to 1.00% of the aggregate principal amount of the Term Facility, which shall be earned, due and payable on the Closing Date. Voluntary Prepayments: The Term Facility may be prepaid, in whole or in part, subject to the “Call Premium” below, without premium or penalty (except for breakage costs, if any), to the first eight scheduled amortization payments in direct order of maturity and thereafter applied pro rata to remaining scheduled amortization payments and the payments at final maturity. Mandatory Prepayments: The following mandatory prepayments will be required: (i) Asset Sales: Prepayments in an amount equal to 100% of the net cash proceeds of the sale or other disposition (including any sale/leasebacks, [transfer of capital leases or similar such transfers]) of any property or assets of Holdings, the Borrower or its subsidiaries (excluding ABL Priority Collateral (as defined below)) subject to agreed de minimis thresholds and exceptions, including any sale or other disposition of any property or assets of the OpCo SPV-I and OpCo SPV-II which shall also be subject to the satisfaction of certain terms and conditions to be set forth in the Term Facility Documentation. The Borrower will 3 have Reinvestment Rights (as defined below) with respect to any sales or dispositions of assets not owned by OpCo SPV-I or OpCo SPV-II. (ii) Insurance Proceeds: Prepayments in an amount equal to 100% of the net cash proceeds of insurance paid on account of any loss of any property or assets of Holdings, the Borrower or its subsidiaries (excluding ABL Priority Collateral) subject to agreed de minimis thresholds, but shall include casualty restoration rights subject to the satisfaction of certain terms and conditions to be set forth in the Term Facility Documentation. (iii) Excess Cash Flow: Prepayments in an amount equal to (i) 50% of Excess Cash Flow less (ii) the Earn Out Amount (as defined in Annex A hereto) for such prior fiscal year, payable within 5 Business Days of the due date for audited financial statements for such prior fiscal year (commencing with the first full fiscal year after the Closing Date) for so long as any balance remains outstanding under the Term Facility. “Excess Cash Flow” shall be applied to Holdings and its subsidiaries on a consolidated basis, in accordance with GAAP, and defined for any fiscal year, as the excess, if any, of the sum of: (i) Consolidated Adjusted EBITDA (as defined in Annex A hereto); (ii) plus (less) the positive (negative) change in net working capital; (iii) less actual capital expenditures incurred up to a maximum amount per year of $262 million (it being understood that the Borrower shall have the right to carry-forward solely to the next fiscal year, on a non-cumulative basis, the positive difference (if any) between $262 million and actual capital expenditures incurred for a given year), with such amount, if any, so carried forward being deemed used first in the next succeeding fiscal year and forfeited if not used in the next succeeding fiscal year); (iv) less cash taxes; (v) less cash interest and principal paid on debt (including borrowing and repayments under the ABL Facility); (vi) less, to the extent increasing Consolidated Adjusted EBITDA, any extraordinary, unusual or non-recurring cash charges for such period up to a maximum amount, together with any amounts under clause (xi), of (a) $150 million in the first consecutive two year period and (b) $50 million in any subsequent year; (vii) less, to the extent included in determining such Consolidated Adjusted EBITDA, any fees, expenses or charges related to any equity offering, permitted acquisition or other investment, Asset Sale or other disposition, or incurrence or refinancing of (or amendment or other modification to the 4have Reinvestment Rights (as defined below) with respect to any sales or dispositions of assets not owned by OpCo SPV-I or OpCo SPV-II. (ii) Insurance Proceeds: Prepayments in an amount equal to 100% of the net cash proceeds of insurance paid on account of any loss of any property or assets of Holdings, the Borrower or its subsidiaries (excluding ABL Priority Collateral) subject to agreed de minimis thresholds, but shall include casualty restoration rights subject to the satisfaction of certain terms and conditions to be set forth in the Term Facility Documentation. (iii) Excess Cash Flow: Prepayments in an amount equal to (i) 50% of Excess Cash Flow less (ii) the Earn Out Amount (as defined in Annex A hereto) for such prior fiscal year, payable within 5 Business Days of the due date for audited financial statements for such prior fiscal year (commencing with the first full fiscal year after the Closing Date) for so long as any balance remains outstanding under the Term Facility. “Excess Cash Flow” shall be applied to Holdings and its subsidiaries on a consolidated basis, in accordance with GAAP, and defined for any fiscal year, as the excess, if any, of the sum of: (i) Consolidated Adjusted EBITDA (as defined in Annex A hereto); (ii) plus (less) the positive (negative) change in net working capital; (iii) less actual capital expenditures incurred up to a maximum amount per year of $262 million (it being understood that the Borrower shall have the right to carry-forward solely to the next fiscal year, on a non-cumulative basis, the positive difference (if any) between $262 million and actual capital expenditures incurred for a given year), with such amount, if any, so carried forward being deemed used first in the next succeeding fiscal year and forfeited if not used in the next succeeding fiscal year); (iv) less cash taxes; (v) less cash interest and principal paid on debt (including borrowing and repayments under the ABL Facility); (vi) less, to the extent increasing Consolidated Adjusted EBITDA, any extraordinary, unusual or non-recurring cash charges for such period up to a maximum amount, together with any amounts under clause (xi), of (a) $150 million in the first consecutive two year period and (b) $50 million in any subsequent year; (vii) less, to the extent included in determining such Consolidated Adjusted EBITDA, any fees, expenses or charges related to any equity offering, permitted acquisition or other investment, Asset Sale or other disposition, or incurrence or refinancing of (or amendment or other modification to the 4 documents evidencing any) Indebtedness (in each case, whether or not successful or consummated) permitted to be made or incurred hereunder, including fees, expenses or charges relating to the Transactions; (viii) less, to the extent included in determining such Consolidated Adjusted EBITDA, any premium, make-whole or penalty payments that are required to be made in connection with any prepayment of Indebtedness; (ix) less, to the extent included in determining such Consolidated Adjusted EBITDA, the amount of cash restructuring charges and curtailments and modifications to pension and post- retirement employee benefit plans incurred during such period up to a maximum amount, together with any amounts under clause (vi), of (a) $150 million in the first consecutive two year period and (b) $50 million in any subsequent year; (x) less payments in respect of long-term liabilities other than debt; and (xi) less investments and acquisitions permitted to be made under the Term Facility Documentation. “Reinvestment Rights” shall be the use of net cash proceeds (other than in respect of any property or assets of the OpCo SPV-I or OpCo SPV-II) to fund capital expenditures (as defined in the Term Facility Documentation) in a maximum amount per year of $100 million, within 365 days following the receipt of such net cash proceeds. All mandatory prepayments will be applied, without penalty or premium (except for breakage costs, if any), to the first eight scheduled amortization payments in direct order of maturity and thereafter applied pro rata to remaining scheduled amortization payments and the payments at final maturity. Call Premium: In the event that all or any portion of the Term Facility is prepaid or repaid (including following acceleration) for any reason (including through any repricing or effective refinancing through any amendment of the Term Facility or otherwise, but subject to exceptions for certain mandatory prepayments, including but not limited to Asset Sales, Insurance Proceeds and Excess Cash Flow, to be set forth in the Term Facility Documentation), such prepayment or repayment (including following acceleration) shall be: (i) made at par if such prepayment or repayment occurs prior to the first anniversary of the Closing Date; (ii) made at 102.0% of the principal amount prepaid or repaid if such prepayment or repayment occurs on or after the first anniversary of Closing Date but prior to the second anniversary of the Closing Date; 5documents evidencing any) Indebtedness (in each case, whether or not successful or consummated) permitted to be made or incurred hereunder, including fees, expenses or charges relating to the Transactions; (viii) less, to the extent included in determining such Consolidated Adjusted EBITDA, any premium, make-whole or penalty payments that are required to be made in connection with any prepayment of Indebtedness; (ix) less, to the extent included in determining such Consolidated Adjusted EBITDA, the amount of cash restructuring charges and curtailments and modifications to pension and post- retirement employee benefit plans incurred during such period up to a maximum amount, together with any amounts under clause (vi), of (a) $150 million in the first consecutive two year period and (b) $50 million in any subsequent year; (x) less payments in respect of long-term liabilities other than debt; and (xi) less investments and acquisitions permitted to be made under the Term Facility Documentation. “Reinvestment Rights” shall be the use of net cash proceeds (other than in respect of any property or assets of the OpCo SPV-I or OpCo SPV-II) to fund capital expenditures (as defined in the Term Facility Documentation) in a maximum amount per year of $100 million, within 365 days following the receipt of such net cash proceeds. All mandatory prepayments will be applied, without penalty or premium (except for breakage costs, if any), to the first eight scheduled amortization payments in direct order of maturity and thereafter applied pro rata to remaining scheduled amortization payments and the payments at final maturity. Call Premium: In the event that all or any portion of the Term Facility is prepaid or repaid (including following acceleration) for any reason (including through any repricing or effective refinancing through any amendment of the Term Facility or otherwise, but subject to exceptions for certain mandatory prepayments, including but not limited to Asset Sales, Insurance Proceeds and Excess Cash Flow, to be set forth in the Term Facility Documentation), such prepayment or repayment (including following acceleration) shall be: (i) made at par if such prepayment or repayment occurs prior to the first anniversary of the Closing Date; (ii) made at 102.0% of the principal amount prepaid or repaid if such prepayment or repayment occurs on or after the first anniversary of Closing Date but prior to the second anniversary of the Closing Date; 5

(iii) made at 101.0% of the principal amount prepaid or repaid if such prepayment or repayment occurs on or after the second anniversary of Closing Date but prior to the third anniversary of the Closing Date; and (iv) thereafter, made at par. Security: The Term Facility will be secured by the following (collectively, “Collateral”) (i) first priority security interests in substantially all assets and property of the Borrower and the Guarantors, including, without limitation, (a) all fee owned and leasehold interests in real property (which fee owned and leasehold interests in real property shall be contributed on or prior to the Closing Date to a wholly- owned domestic subsidiary of the Borrower (the “OpCo SPV-I”) in a manner satisfactory to the Lenders), including customary real estate collateral and perfection actions (e.g., a pledge of the equity interests in the OpCo SPV-I and/or its subsidiaries, mortgages, an assignment of all asset-level leases and entitlements and title insurance), the leasehold interest under the OpCo SPV-I Leases (as defined below) and the REIT Leases (as defined below), (b) all intellectual property (which intellectual property shall be contributed on or prior to the Closing Date to a wholly-owned domestic subsidiary of the Borrower (the “OpCo SPV-II”) in a manner satisfactory to the Lenders), including customary intellectual property collateral and perfection actions (e.g., a pledge of the equity interests in the OpCo SPV-II and filings at the USPTO, USCO and foreign equivalents), (c) the rights and obligations under the OpCo SPV-II Licenses (as defined below), and (d) general intangibles, machinery, equipment and the equity interests in and intercompany debt owed by all subsidiaries of the Borrower(provided that with respect to this clause (d) to the extent such assets and property constitute ABL Priority Collateral such lien shall be junior to the lien on the ABL Priority Collateral), other than certain excluded assets and property to be set forth in the Term Facility Documentation; and (ii) second priority security interests in the “Collateral” as defined in the ABL Credit Agreement (as defined below) (the “ABL Priority Collateral”). Each of the OpCo SPV-I and the OpCo SPV-II shall be newly- formed special-purpose entities. Each of the OpCo SPV-I and the OpCo SPV-II shall be required to (x) include single-purpose covenants satisfactory to the Lenders in its organizational documents, (y) have at least two independent directors provided by a nationally-recognized provider of independent directors satisfactory to the Lenders whose affirmative vote shall be required for any bankruptcy filing and other customary matters and (z) comply with certain other terms, conditions and covenants to be set forth in the Term Facility Documentation. The relative rights and lien priorities of the Administrative Agent and the Lenders and the administrative agent and the lenders under 6(iii) made at 101.0% of the principal amount prepaid or repaid if such prepayment or repayment occurs on or after the second anniversary of Closing Date but prior to the third anniversary of the Closing Date; and (iv) thereafter, made at par. Security: The Term Facility will be secured by the following (collectively, “Collateral”) (i) first priority security interests in substantially all assets and property of the Borrower and the Guarantors, including, without limitation, (a) all fee owned and leasehold interests in real property (which fee owned and leasehold interests in real property shall be contributed on or prior to the Closing Date to a wholly- owned domestic subsidiary of the Borrower (the “OpCo SPV-I”) in a manner satisfactory to the Lenders), including customary real estate collateral and perfection actions (e.g., a pledge of the equity interests in the OpCo SPV-I and/or its subsidiaries, mortgages, an assignment of all asset-level leases and entitlements and title insurance), the leasehold interest under the OpCo SPV-I Leases (as defined below) and the REIT Leases (as defined below), (b) all intellectual property (which intellectual property shall be contributed on or prior to the Closing Date to a wholly-owned domestic subsidiary of the Borrower (the “OpCo SPV-II”) in a manner satisfactory to the Lenders), including customary intellectual property collateral and perfection actions (e.g., a pledge of the equity interests in the OpCo SPV-II and filings at the USPTO, USCO and foreign equivalents), (c) the rights and obligations under the OpCo SPV-II Licenses (as defined below), and (d) general intangibles, machinery, equipment and the equity interests in and intercompany debt owed by all subsidiaries of the Borrower(provided that with respect to this clause (d) to the extent such assets and property constitute ABL Priority Collateral such lien shall be junior to the lien on the ABL Priority Collateral), other than certain excluded assets and property to be set forth in the Term Facility Documentation; and (ii) second priority security interests in the “Collateral” as defined in the ABL Credit Agreement (as defined below) (the “ABL Priority Collateral”). Each of the OpCo SPV-I and the OpCo SPV-II shall be newly- formed special-purpose entities. Each of the OpCo SPV-I and the OpCo SPV-II shall be required to (x) include single-purpose covenants satisfactory to the Lenders in its organizational documents, (y) have at least two independent directors provided by a nationally-recognized provider of independent directors satisfactory to the Lenders whose affirmative vote shall be required for any bankruptcy filing and other customary matters and (z) comply with certain other terms, conditions and covenants to be set forth in the Term Facility Documentation. The relative rights and lien priorities of the Administrative Agent and the Lenders and the administrative agent and the lenders under 6 the ABL Credit Agreement with respect to the Collateral and the ABL Priority Collateral shall be subject to a customary intercreditor agreement (the “Intercreditor Agreement”); provided that (i) no FILO loans under the ABL Facility shall be issued in exchange for any other debt pursuant to an exchange offer or similar agreement and (ii) no increases to the advance rates under the ABL Facility as in effect on the Closing Date shall be permitted unless they are for revolving loans (with no terms precluding the repayment and reborrowing of such loans other than as set forth in the ABL Facility’s credit agreement on the Closing Date or as are customary in a revolving credit facility) and such increases are provided by either existing lenders under the ABL Facility or other similar commercial banks. Conditions Precedent: Usual and customary for financings and transactions of this type, including, without limitation: (i) a minimum cash common equity contribution to be made by the Purchaser on the Closing Date in an aggregate amount satisfactory to the Lenders (the “Equity Contribution”); (ii) the Borrower shall have $50 million of cash on its balance sheet pro forma for the Transactions on the Closing Date; and (iii) the ABL Facility shall be funded in an aggregate principal amount of not less than $1.0 billion (inclusive of any ABL FILO Tranche) (the “Minimum Funded ABL Amount”). The ABL Facility shall (a) be at least a five-year senior secured asset-based loan facility (the “ABL Facility”) on terms and conditions satisfactory to the Lenders under an ABL credit agreement, among the Borrower, Holdings, the lenders party thereto, an administrative agent satisfactory to the Lenders, and the other parties party thereto (the “ABL Credit Agreement”) and (b) be permitted to have a first-in last-out tranche on terms and conditions satisfactory to the Lenders (an “ABL FILO Tranche”). Documentation Principles: The definitive documentation for the Term Facility (the “Term Facility Documentation”) shall: (i) be based on definitive documentation customary for bank credit facilities of this type for retail businesses; (ii) be consistent with this Summary of Terms and will be negotiated in good faith (giving due regard to the operational strategic requirements, size, businesses, business plan and business practices of Holdings and its subsidiaries); (iii) provide for the leasing by the Borrower and its subsidiaries of the fee owned and leasehold interests in real property owned by the OpCo SPV-I (such leases, the “OpCo SPV-I Leases”); (iv) provide for the licensing by the Borrower and its subsidiaries of the intellectual property owned by the OpCo SPV-II (such licenses, the “OpCo SPV-II Licenses”); and (v) provide for the sale and lease-back by the Borrower and its subsidiaries (in their capacities as the tenants under such leases, the “Tenants”) of certain of the fee owned and leasehold interests in retail and warehouse / distribution real property currently owned by them (the “REIT Properties”) with the operating partnership of a to-be-formed real estate investment trust that will acquire such properties (such 7the ABL Credit Agreement with respect to the Collateral and the ABL Priority Collateral shall be subject to a customary intercreditor agreement (the “Intercreditor Agreement”); provided that (i) no FILO loans under the ABL Facility shall be issued in exchange for any other debt pursuant to an exchange offer or similar agreement and (ii) no increases to the advance rates under the ABL Facility as in effect on the Closing Date shall be permitted unless they are for revolving loans (with no terms precluding the repayment and reborrowing of such loans other than as set forth in the ABL Facility’s credit agreement on the Closing Date or as are customary in a revolving credit facility) and such increases are provided by either existing lenders under the ABL Facility or other similar commercial banks. Conditions Precedent: Usual and customary for financings and transactions of this type, including, without limitation: (i) a minimum cash common equity contribution to be made by the Purchaser on the Closing Date in an aggregate amount satisfactory to the Lenders (the “Equity Contribution”); (ii) the Borrower shall have $50 million of cash on its balance sheet pro forma for the Transactions on the Closing Date; and (iii) the ABL Facility shall be funded in an aggregate principal amount of not less than $1.0 billion (inclusive of any ABL FILO Tranche) (the “Minimum Funded ABL Amount”). The ABL Facility shall (a) be at least a five-year senior secured asset-based loan facility (the “ABL Facility”) on terms and conditions satisfactory to the Lenders under an ABL credit agreement, among the Borrower, Holdings, the lenders party thereto, an administrative agent satisfactory to the Lenders, and the other parties party thereto (the “ABL Credit Agreement”) and (b) be permitted to have a first-in last-out tranche on terms and conditions satisfactory to the Lenders (an “ABL FILO Tranche”). Documentation Principles: The definitive documentation for the Term Facility (the “Term Facility Documentation”) shall: (i) be based on definitive documentation customary for bank credit facilities of this type for retail businesses; (ii) be consistent with this Summary of Terms and will be negotiated in good faith (giving due regard to the operational strategic requirements, size, businesses, business plan and business practices of Holdings and its subsidiaries); (iii) provide for the leasing by the Borrower and its subsidiaries of the fee owned and leasehold interests in real property owned by the OpCo SPV-I (such leases, the “OpCo SPV-I Leases”); (iv) provide for the licensing by the Borrower and its subsidiaries of the intellectual property owned by the OpCo SPV-II (such licenses, the “OpCo SPV-II Licenses”); and (v) provide for the sale and lease-back by the Borrower and its subsidiaries (in their capacities as the tenants under such leases, the “Tenants”) of certain of the fee owned and leasehold interests in retail and warehouse / distribution real property currently owned by them (the “REIT Properties”) with the operating partnership of a to-be-formed real estate investment trust that will acquire such properties (such 7 leases, the “REIT Leases”) and the rights and obligations of the Tenants and the guarantors under the Leases (collectively, the “Documentation Principles”). Representations and The Term Facility Documentation shall include, without Warranties: limitation, the following representations and warranties by the Borrower and the Guarantors (with respect to the Borrower, Guarantors and their respective subsidiaries): due organization; requisite power and authority; qualification; due authorization, execution, delivery and enforceability; creation, perfection and priority of security interests; no conflicts; governmental consents; historical financial condition; no material adverse change; absence of litigation; payment of taxes; title to properties; intellectual property; environmental matters; no defaults under material agreements; Investment Company Act and margin stock matters; ERISA and other employee matters; solvency on a consolidated basis; compliance with laws; full disclosure; use of proceeds; insurance; and Patriot Act, OFAC and FCPA and other related matters (subject to, as appropriate, materiality and other customary qualifications and exceptions to be set forth in the Term Facility Documentation and in a manner consistent with the Documentation Principles). Covenants: The Term Facility Documentation shall include, without limitation, the following financial, affirmative and negative covenants by the Borrower and the Guarantors (with respect to the Borrower, Guarantors and their respective subsidiaries) in a manner consistent with the Documentation Principles. Financial Covenants: Maintenance test shall commence upon the first full fiscal quarter following the second anniversary of the Closing Date. First lien net leverage ratio of no greater than the following, on a trailing twelve month period, for each fiscal quarter ended: February 1, 2023 – January 31, 2024 4.25x February 1, 2024 – January 31, 2025 3.75x February 1, 2025 – January 31, 2026 3.50x Thereafter 3.25x For the avoidance of doubt, the first lien net leverage ratio shall include all first lien secured debt, the average amount of indebtedness drawn or outstanding under the ABL Facility, including any ABL FILO Tranche, for the prior 12-month period net of the average unrestricted cash of the Borrower and the Guarantors (i.e., cash that is not “restricted” on the balance sheet of the Borrower and the Guarantors, other than cash that is restricted in favor of, and secures on a first priority basis, the ABL Facility, including any ABL FILO Tranche, or the Term Facility) for the prior 12-month period. 8leases, the “REIT Leases”) and the rights and obligations of the Tenants and the guarantors under the Leases (collectively, the “Documentation Principles”). Representations and The Term Facility Documentation shall include, without Warranties: limitation, the following representations and warranties by the Borrower and the Guarantors (with respect to the Borrower, Guarantors and their respective subsidiaries): due organization; requisite power and authority; qualification; due authorization, execution, delivery and enforceability; creation, perfection and priority of security interests; no conflicts; governmental consents; historical financial condition; no material adverse change; absence of litigation; payment of taxes; title to properties; intellectual property; environmental matters; no defaults under material agreements; Investment Company Act and margin stock matters; ERISA and other employee matters; solvency on a consolidated basis; compliance with laws; full disclosure; use of proceeds; insurance; and Patriot Act, OFAC and FCPA and other related matters (subject to, as appropriate, materiality and other customary qualifications and exceptions to be set forth in the Term Facility Documentation and in a manner consistent with the Documentation Principles). Covenants: The Term Facility Documentation shall include, without limitation, the following financial, affirmative and negative covenants by the Borrower and the Guarantors (with respect to the Borrower, Guarantors and their respective subsidiaries) in a manner consistent with the Documentation Principles. Financial Covenants: Maintenance test shall commence upon the first full fiscal quarter following the second anniversary of the Closing Date. First lien net leverage ratio of no greater than the following, on a trailing twelve month period, for each fiscal quarter ended: February 1, 2023 – January 31, 2024 4.25x February 1, 2024 – January 31, 2025 3.75x February 1, 2025 – January 31, 2026 3.50x Thereafter 3.25x For the avoidance of doubt, the first lien net leverage ratio shall include all first lien secured debt, the average amount of indebtedness drawn or outstanding under the ABL Facility, including any ABL FILO Tranche, for the prior 12-month period net of the average unrestricted cash of the Borrower and the Guarantors (i.e., cash that is not “restricted” on the balance sheet of the Borrower and the Guarantors, other than cash that is restricted in favor of, and secures on a first priority basis, the ABL Facility, including any ABL FILO Tranche, or the Term Facility) for the prior 12-month period. 8

Solely for the purposes of determining compliance with the first lien net leverage ratio covenant, any cash equity contribution to the Borrower (funded with the proceeds of common equity or any other contributions to equity) by the Purchaser after the last day of the applicable fiscal quarter with respect to which the first lien net leverage ratio covenant is being tested and on or prior to the day that is 10 business days after the day on which financial statements are required to be delivered for such fiscal quarter, at the election of the Borrower, shall be included in the calculation of EBITDA solely for the purposes of determining compliance with the first lien net leverage ratio covenant at the end of such fiscal quarter and any subsequent period that includes such fiscal quarter (any such equity contribution so included in the calculation of EBITDA, a “Specified Equity Contribution”); provided that (a) in each consecutive four fiscal quarter period there shall be no more than two fiscal quarters for which a Specified Equity Contribution is made, (b) the amount of any Specified Equity Contribution will be no greater than the amount required to cause the Borrower to be in compliance with the first lien net leverage ratio covenant, (c) there shall be no more than five Specified Equity Contributions made in the aggregate after the Closing Date and (d) for the avoidance of doubt, the proceeds of any Specified Equity Contribution may only be used for general liquidity purposes or to repay Term Loans and shall not be used for any Investments, Restricted Payments, Asset Purchases, Affiliate Transactions or any other purpose. Affirmative Covenants: Delivery of quarterly and annual financial statements and other reports (including the identification of information as suitable for distribution to Public Lenders or non-Public Lenders); maintenance of existence; payment of taxes; use of proceeds; maintenance of properties; maintenance of insurance; books and records; inspections; lender meetings; compliance with laws; environmental matters; additional collateral and guarantors; maintenance of corporate level and facility level ratings; special purpose subsidiaries; and further assurances (subject to, as appropriate, materiality and other customary qualifications and exceptions to be set forth in the Term Facility Documentation. Limitations with respect to Limitation on indebtedness, with the following agreed baskets and Other Indebtedness: carve-outs (and other customary baskets to be agreed, subject to the Documentation Principles, which for the avoidance of doubt shall not include baskets or carve-outs permitting material incurrences of debt for borrowed money other than as detailed herein): (i) up to $2,000 million of loans under the ABL Facility, inclusive of any ABL FILO Tranche or any loans thereunder; (ii) up to $250 million of unsecured indebtedness; provided that if such indebtedness constitutes debt for borrowed money in excess of $10 million individually or $25 million in the aggregate, it shall (A) mature no earlier than, and have a weighted average life no shorter than, the Term Facility, (B) have no amortization, (C) either have no cash pay interest or cash pay interest not to exceed 12% per 9Solely for the purposes of determining compliance with the first lien net leverage ratio covenant, any cash equity contribution to the Borrower (funded with the proceeds of common equity or any other contributions to equity) by the Purchaser after the last day of the applicable fiscal quarter with respect to which the first lien net leverage ratio covenant is being tested and on or prior to the day that is 10 business days after the day on which financial statements are required to be delivered for such fiscal quarter, at the election of the Borrower, shall be included in the calculation of EBITDA solely for the purposes of determining compliance with the first lien net leverage ratio covenant at the end of such fiscal quarter and any subsequent period that includes such fiscal quarter (any such equity contribution so included in the calculation of EBITDA, a “Specified Equity Contribution”); provided that (a) in each consecutive four fiscal quarter period there shall be no more than two fiscal quarters for which a Specified Equity Contribution is made, (b) the amount of any Specified Equity Contribution will be no greater than the amount required to cause the Borrower to be in compliance with the first lien net leverage ratio covenant, (c) there shall be no more than five Specified Equity Contributions made in the aggregate after the Closing Date and (d) for the avoidance of doubt, the proceeds of any Specified Equity Contribution may only be used for general liquidity purposes or to repay Term Loans and shall not be used for any Investments, Restricted Payments, Asset Purchases, Affiliate Transactions or any other purpose. Affirmative Covenants: Delivery of quarterly and annual financial statements and other reports (including the identification of information as suitable for distribution to Public Lenders or non-Public Lenders); maintenance of existence; payment of taxes; use of proceeds; maintenance of properties; maintenance of insurance; books and records; inspections; lender meetings; compliance with laws; environmental matters; additional collateral and guarantors; maintenance of corporate level and facility level ratings; special purpose subsidiaries; and further assurances (subject to, as appropriate, materiality and other customary qualifications and exceptions to be set forth in the Term Facility Documentation. Limitations with respect to Limitation on indebtedness, with the following agreed baskets and Other Indebtedness: carve-outs (and other customary baskets to be agreed, subject to the Documentation Principles, which for the avoidance of doubt shall not include baskets or carve-outs permitting material incurrences of debt for borrowed money other than as detailed herein): (i) up to $2,000 million of loans under the ABL Facility, inclusive of any ABL FILO Tranche or any loans thereunder; (ii) up to $250 million of unsecured indebtedness; provided that if such indebtedness constitutes debt for borrowed money in excess of $10 million individually or $25 million in the aggregate, it shall (A) mature no earlier than, and have a weighted average life no shorter than, the Term Facility, (B) have no amortization, (C) either have no cash pay interest or cash pay interest not to exceed 12% per 9 annum; provided, however, that any financing provided by any affiliate of Holdings, the Borrower or its subsidiaries (including the Purchaser, its equity holders or any of its or their respective affiliates) shall be PIK only, shall be subordinated in right of payment to the Term Facility and the ABL Facility (including any ABL FILO Tranche), shall mature (including upon any acceleration) at least 91 days after the latest maturity date of the Term Facility and shall be subject to other customary agreed limitations, and (D) be subject to other customary agreed limitations; (iii) up to $200 million of vendor financings; (iv) up to $75 million of capital leases; and (v) a basket for permitted sale/lease-back indebtedness. Limitations with respect to Limitation on liens, with the following agreed baskets and carve- Liens: outs (and other customary baskets to be agreed, subject to the Documentation Principles, which for the avoidance of doubt shall not include baskets or carve-outs permitting liens securing debt for borrowed money in material amounts other than as detailed herein): (i) liens securing the ABL Facility (which shall be senior in lien priority on the ABL Priority Collateral and junior in lien priority on non-ABL Priority Collateral); (ii) statutory Liens; (iii) up to $50 million of general liens on the Collateral incurred in the ordinary course of business; provided that, unless such liens are securing purchase money financing (with such liens securing such purchase money financing limited to the assets financed), (x) such liens are not liens securing debt for borrowed money and (y) such liens must be junior to those securing the Term Facility; (iv) liens securing permitted capital leases; and (v) liens securing permitted sale/lease-backs. Limitations with respect to Limitations on dividends, distributions, buy-back redemptions and Restricted Payments and payments on junior debt, with the following agreed baskets and Junior Debt Payments: carve-outs (and other customary baskets to be agreed, subject to the Documentation Principles, which for the avoidance of doubt shall not permit material cash payments for the benefit of any equity holders or holders of junior debt (other than in the nature of payments related to tax payments, reimbursement of expenses and payments of indemnities, payment of overhead expenses and other similar expenses) other than as detailed herein): (i) up to $15 million of redemptions of employee stock and (ii) ability to make scheduled interest payments in respect of permitted junior debt. Limitations with respect to Limitations on investments, with the following agreed baskets and Investments: carve-outs (and other customary baskets to be agreed, subject to the Documentation Principles, which for the avoidance of doubt shall not include baskets or carve-outs permitting investments in persons that are non-Guarantors other than as detailed herein): (i) ordinary course intercompany cash management activities among Holdings, the Borrower and its subsidiaries; (ii) up to $25 million of general investments (which may be used for investments in joint ventures); and (iii) up to $25 million of investments in non- 10annum; provided, however, that any financing provided by any affiliate of Holdings, the Borrower or its subsidiaries (including the Purchaser, its equity holders or any of its or their respective affiliates) shall be PIK only, shall be subordinated in right of payment to the Term Facility and the ABL Facility (including any ABL FILO Tranche), shall mature (including upon any acceleration) at least 91 days after the latest maturity date of the Term Facility and shall be subject to other customary agreed limitations, and (D) be subject to other customary agreed limitations; (iii) up to $200 million of vendor financings; (iv) up to $75 million of capital leases; and (v) a basket for permitted sale/lease-back indebtedness. Limitations with respect to Limitation on liens, with the following agreed baskets and carve- Liens: outs (and other customary baskets to be agreed, subject to the Documentation Principles, which for the avoidance of doubt shall not include baskets or carve-outs permitting liens securing debt for borrowed money in material amounts other than as detailed herein): (i) liens securing the ABL Facility (which shall be senior in lien priority on the ABL Priority Collateral and junior in lien priority on non-ABL Priority Collateral); (ii) statutory Liens; (iii) up to $50 million of general liens on the Collateral incurred in the ordinary course of business; provided that, unless such liens are securing purchase money financing (with such liens securing such purchase money financing limited to the assets financed), (x) such liens are not liens securing debt for borrowed money and (y) such liens must be junior to those securing the Term Facility; (iv) liens securing permitted capital leases; and (v) liens securing permitted sale/lease-backs. Limitations with respect to Limitations on dividends, distributions, buy-back redemptions and Restricted Payments and payments on junior debt, with the following agreed baskets and Junior Debt Payments: carve-outs (and other customary baskets to be agreed, subject to the Documentation Principles, which for the avoidance of doubt shall not permit material cash payments for the benefit of any equity holders or holders of junior debt (other than in the nature of payments related to tax payments, reimbursement of expenses and payments of indemnities, payment of overhead expenses and other similar expenses) other than as detailed herein): (i) up to $15 million of redemptions of employee stock and (ii) ability to make scheduled interest payments in respect of permitted junior debt. Limitations with respect to Limitations on investments, with the following agreed baskets and Investments: carve-outs (and other customary baskets to be agreed, subject to the Documentation Principles, which for the avoidance of doubt shall not include baskets or carve-outs permitting investments in persons that are non-Guarantors other than as detailed herein): (i) ordinary course intercompany cash management activities among Holdings, the Borrower and its subsidiaries; (ii) up to $25 million of general investments (which may be used for investments in joint ventures); and (iii) up to $25 million of investments in non- 10

Guarantor foreign subsidiaries (it being agreed that the investments capacity described in the foregoing clauses (ii) and (iii) shall be refreshed by cash payments made by non-Guarantors to Guarantors). The Term Facility Documentation shall also contain a prohibition on investments of material intellectual property in non-Guarantors. For the avoidance of doubt, there shall be no unrestricted subsidiaries or the capacity to invest in unrestricted subsidiaries. Limitations with respect to No sale or disposition of assets or properties (which shall include Asset Sales and Sale and (x) sale and lease-back transactions and (y) any grant of an Lease-Back Transactions: exclusive license to any intellectual property (including any covenants not to grant rights to other parties) for a term greater than five years (including any renewals or rights or renewal) for use in multiple product categories (whether for a lump sum or stream or payment stream) shall be deemed an asset sale, subject to the mandatory repayment provisions (but excluding any intellectual property licenses in effect prior to the Closing Date)) shall be permitted (other than customary exceptions, subject to the Documentation Principles) unless: (i) such sale or disposition is for fair market value and consummated on an arm’s-length basis and (ii) at least 75% of the proceeds received as consideration for such assets or properties is in cash and cash equivalents (it being agreed that the transfer or exchange of debt shall be deemed not to be cash or cash equivalents). Limitations with respect to Limitations on transactions with affiliates, with the following Transactions with agreed baskets and carve-outs (and other customary exceptions, Affiliates: subject to the Documentation Principles): (i) de minimis exception for transactions of less than $5 million individually and $25 million in the aggregate which shall not be subject to the covenant, (ii) an exception for transactions done at prices and on terms and conditions not less favorable in any material respect than could be obtained from unrelated third parties, (iii) an exception for operating leases in place at the Closing Date unless materially amended in an adverse manner to the Lenders, and (iv) an exception for any transactions involving the purchase or sale of goods or services which will be distributed to or sold to, or are intended to reach, the public (i.e., through ordinary retail channels), which shall be at prices and on terms and conditions not less favorable in any material respect than could be obtained from unrelated third parties; provided that, in the case of each of clauses (ii) and (iii) above, (x) with respect to transactions in excess of $5 million but equal to or less than $25 million, notice of such transactions shall be provided on a quarterly basis in arrears and (y) with respect to transactions in excess of $25 million, such transactions shall require 10 business days prior notice to the Administrative Agent and shall require approval by the board of directors. 11Guarantor foreign subsidiaries (it being agreed that the investments capacity described in the foregoing clauses (ii) and (iii) shall be refreshed by cash payments made by non-Guarantors to Guarantors). The Term Facility Documentation shall also contain a prohibition on investments of material intellectual property in non-Guarantors. For the avoidance of doubt, there shall be no unrestricted subsidiaries or the capacity to invest in unrestricted subsidiaries. Limitations with respect to No sale or disposition of assets or properties (which shall include Asset Sales and Sale and (x) sale and lease-back transactions and (y) any grant of an Lease-Back Transactions: exclusive license to any intellectual property (including any covenants not to grant rights to other parties) for a term greater than five years (including any renewals or rights or renewal) for use in multiple product categories (whether for a lump sum or stream or payment stream) shall be deemed an asset sale, subject to the mandatory repayment provisions (but excluding any intellectual property licenses in effect prior to the Closing Date)) shall be permitted (other than customary exceptions, subject to the Documentation Principles) unless: (i) such sale or disposition is for fair market value and consummated on an arm’s-length basis and (ii) at least 75% of the proceeds received as consideration for such assets or properties is in cash and cash equivalents (it being agreed that the transfer or exchange of debt shall be deemed not to be cash or cash equivalents). Limitations with respect to Limitations on transactions with affiliates, with the following Transactions with agreed baskets and carve-outs (and other customary exceptions, Affiliates: subject to the Documentation Principles): (i) de minimis exception for transactions of less than $5 million individually and $25 million in the aggregate which shall not be subject to the covenant, (ii) an exception for transactions done at prices and on terms and conditions not less favorable in any material respect than could be obtained from unrelated third parties, (iii) an exception for operating leases in place at the Closing Date unless materially amended in an adverse manner to the Lenders, and (iv) an exception for any transactions involving the purchase or sale of goods or services which will be distributed to or sold to, or are intended to reach, the public (i.e., through ordinary retail channels), which shall be at prices and on terms and conditions not less favorable in any material respect than could be obtained from unrelated third parties; provided that, in the case of each of clauses (ii) and (iii) above, (x) with respect to transactions in excess of $5 million but equal to or less than $25 million, notice of such transactions shall be provided on a quarterly basis in arrears and (y) with respect to transactions in excess of $25 million, such transactions shall require 10 business days prior notice to the Administrative Agent and shall require approval by the board of directors. 11

Other Negative Conduct of business; special purpose subsidiaries; master leases; Covenants: prohibition of engaging in any practice with respect to any intellectual property that is inconsistent with industry standards; permitted activities of Holdings; and amendments of organizational documents (consistent with the Documentation Principles). Events of Default: The Term Facility Documentation shall include, without limitation, the following events of default (subject to, as appropriate, materiality and other customary qualifications and exceptions and grace periods to be set forth in the Term Facility Documentation and in a manner consistent with the Documentation Principles): (i) payment default, acceleration of all rent under or termination of the Propco Master Lease Agreement or the Distribution Center Master Lease Agreement, (ii) termination of any Material Agreement (as defined below) by any counterparty thereto after the occurrence of a breach thereunder by the Borrower or its Subsidiaries that gives such counterparty a right to terminate, unless such termination or right to terminate is subject to a bona fide dispute which has not yet been resolved pursuant to a final non-appealable judgment by a court of competent jurisdiction that such breach has occurred and permitted the counterparty to terminate, (iii) payment default, acceleration or termination of commitments (as a result of an event of default) under any agreements evidencing indebtedness equal to or in excess of $50.0 million (other than a financial covenant default under the ABL Facility), or (iv) noncompliance with covenants, breaches of representations and warranties, bankruptcy, judgments, ERISA, impairment of security interests in collateral, invalidity of guarantees, and “change in control” (to be defined in the Term Facility Documentation). “Material Agreement” means any agreement that the termination thereof would reasonably be expected to result in a material adverse effect on (a) the business, operations, financial condition, assets or properties of Holdings, the Borrower and its subsidiaries, taken as a whole, or (b) the ability of the Borrower and its subsidiaries to perform their payment obligations under the Term Facility. Assignments and Participations: The Lenders may assign all or, in an amount of not less than $1.0 million any part of, their respective share of the Term Facility to their affiliates (other than natural persons) or one or more banks, financial institutions or other entities that are eligible assignees (in each case, other than any Disqualified Institutions (as defined below)) which are reasonably acceptable to the Administrative Agent, such consent not to be unreasonably withheld or delayed, and, so long as no event of default has occurred and is continuing, the Borrower, such consent not to be unreasonably withheld or delayed; provided however, that the consent of the Borrower will be deemed to have been given if the Borrower has not responded 12Other Negative Conduct of business; special purpose subsidiaries; master leases; Covenants: prohibition of engaging in any practice with respect to any intellectual property that is inconsistent with industry standards; permitted activities of Holdings; and amendments of organizational documents (consistent with the Documentation Principles). Events of Default: The Term Facility Documentation shall include, without limitation, the following events of default (subject to, as appropriate, materiality and other customary qualifications and exceptions and grace periods to be set forth in the Term Facility Documentation and in a manner consistent with the Documentation Principles): (i) payment default, acceleration of all rent under or termination of the Propco Master Lease Agreement or the Distribution Center Master Lease Agreement, (ii) termination of any Material Agreement (as defined below) by any counterparty thereto after the occurrence of a breach thereunder by the Borrower or its Subsidiaries that gives such counterparty a right to terminate, unless such termination or right to terminate is subject to a bona fide dispute which has not yet been resolved pursuant to a final non-appealable judgment by a court of competent jurisdiction that such breach has occurred and permitted the counterparty to terminate, (iii) payment default, acceleration or termination of commitments (as a result of an event of default) under any agreements evidencing indebtedness equal to or in excess of $50.0 million (other than a financial covenant default under the ABL Facility), or (iv) noncompliance with covenants, breaches of representations and warranties, bankruptcy, judgments, ERISA, impairment of security interests in collateral, invalidity of guarantees, and “change in control” (to be defined in the Term Facility Documentation). “Material Agreement” means any agreement that the termination thereof would reasonably be expected to result in a material adverse effect on (a) the business, operations, financial condition, assets or properties of Holdings, the Borrower and its subsidiaries, taken as a whole, or (b) the ability of the Borrower and its subsidiaries to perform their payment obligations under the Term Facility. Assignments and Participations: The Lenders may assign all or, in an amount of not less than $1.0 million any part of, their respective share of the Term Facility to their affiliates (other than natural persons) or one or more banks, financial institutions or other entities that are eligible assignees (in each case, other than any Disqualified Institutions (as defined below)) which are reasonably acceptable to the Administrative Agent, such consent not to be unreasonably withheld or delayed, and, so long as no event of default has occurred and is continuing, the Borrower, such consent not to be unreasonably withheld or delayed; provided however, that the consent of the Borrower will be deemed to have been given if the Borrower has not responded 12 within ten business days of a request for such consent. Upon such assignment, such affiliate, bank, financial institution or entity will become a Lender for all purposes under the Term Facility Documentation; provided that assignments made to affiliates, approved funds and other Lenders will not be subject to the above described consents or minimum assignment amount requirements. A $3,500 processing fee will be required in connection with any such assignment, with exceptions to be set forth in the Term Facility Documentation. The Lenders will also have the right to sell participations, without restriction, subject to customary limitations on voting rights, in their respective loans of the Term Facility. Assignments to the Purchaser (and its equity holders and its and their respective affiliates (other than operating companies) (other than Holdings, the Borrower and its subsidiaries)) (each, an “Affiliated Lender”) shall be permitted, subject to (i) no receipt of information provided solely to Lenders and no participation in Lender meetings; (ii) the amount of loans under the Term Facility owned or held by such Affiliated Lenders may not exceed (a) 20% of the outstanding principal amount of loans under the Term Facility, calculated as of the date of such purchase or (b) 30% of the outstanding principal amount of loans under the Term Facility at any time; and (iii) for purposes of any amendment, waiver or modification of the Term Facility Documentation, Affiliated Lenders shall be disregarded except to the extent that the amendment, waiver or modification is (x) of the pro rata sharing or waterfall provisions in the Term Facility Documentation and (y) does not adversely affect such Affiliated Lender (in its capacity as a Lender) in a material and disproportionally adverse manner as compared to the other Lenders (in which case the Affiliated Lenders will be deemed to have voted in the same proportion as non-Affiliated Lenders voting on such matter). Notwithstanding any other provisions set forth herein, loans under the Term Facility shall not be assignable to any entity that is a Disqualified Lender (as defined below). “Disqualified Lenders” means: (a) entities identified by name by the Borrower in writing to the Administrative Agent (i) prior to the Closing Date as direct operating company competitors (or control parties thereof) of the Borrower and its material lines of business and approved by the Administrative Agent and (ii) from time to time after the Closing Date as direct operating company competitors (or control parties thereof) of the Borrower and its material lines of business and approved by the Administrative Agent (which approval shall not unreasonably be withheld, conditioned or delayed); it being understood and agreed that no bona fide debt fund shall constitute a direct operating competitor (or control party thereof) for purposes of this clause (a); and (b) up to five disqualified institutions that have been identified by name 13within ten business days of a request for such consent. Upon such assignment, such affiliate, bank, financial institution or entity will become a Lender for all purposes under the Term Facility Documentation; provided that assignments made to affiliates, approved funds and other Lenders will not be subject to the above described consents or minimum assignment amount requirements. A $3,500 processing fee will be required in connection with any such assignment, with exceptions to be set forth in the Term Facility Documentation. The Lenders will also have the right to sell participations, without restriction, subject to customary limitations on voting rights, in their respective loans of the Term Facility. Assignments to the Purchaser (and its equity holders and its and their respective affiliates (other than operating companies) (other than Holdings, the Borrower and its subsidiaries)) (each, an “Affiliated Lender”) shall be permitted, subject to (i) no receipt of information provided solely to Lenders and no participation in Lender meetings; (ii) the amount of loans under the Term Facility owned or held by such Affiliated Lenders may not exceed (a) 20% of the outstanding principal amount of loans under the Term Facility, calculated as of the date of such purchase or (b) 30% of the outstanding principal amount of loans under the Term Facility at any time; and (iii) for purposes of any amendment, waiver or modification of the Term Facility Documentation, Affiliated Lenders shall be disregarded except to the extent that the amendment, waiver or modification is (x) of the pro rata sharing or waterfall provisions in the Term Facility Documentation and (y) does not adversely affect such Affiliated Lender (in its capacity as a Lender) in a material and disproportionally adverse manner as compared to the other Lenders (in which case the Affiliated Lenders will be deemed to have voted in the same proportion as non-Affiliated Lenders voting on such matter). Notwithstanding any other provisions set forth herein, loans under the Term Facility shall not be assignable to any entity that is a Disqualified Lender (as defined below). “Disqualified Lenders” means: (a) entities identified by name by the Borrower in writing to the Administrative Agent (i) prior to the Closing Date as direct operating company competitors (or control parties thereof) of the Borrower and its material lines of business and approved by the Administrative Agent and (ii) from time to time after the Closing Date as direct operating company competitors (or control parties thereof) of the Borrower and its material lines of business and approved by the Administrative Agent (which approval shall not unreasonably be withheld, conditioned or delayed); it being understood and agreed that no bona fide debt fund shall constitute a direct operating competitor (or control party thereof) for purposes of this clause (a); and (b) up to five disqualified institutions that have been identified by name 13 by the Borrower in writing to the Administrative Agent prior to the Closing Date and approved by the Administrative Agent. Voting: Except as provided under the caption “Extension of Maturity” herein, amendments and waivers will require the approval of Lenders holding more than 50% of total commitments or exposure under the Term Facility (“Requisite Lenders”); provided that, in addition to the approval of Requisite Lenders: (i) the consent of each Lender directly and adversely affected thereby will be required with respect to matters relating to (a) increases in the commitment of such Lender, (b) reductions of principal, interest, fees or premium, (c) extensions of final maturity or the due date of any amortization, interest, fee or premium payment, (d) certain collateral issues and (e) the definition of Requisite Lenders; and (ii) only the approval of Requisite Lenders shall be required to amend, modify or waive any mandatory prepayment provisions or to waive default interest. Extension of Maturity: On or before the final maturity date of the Term Facility, the Borrower shall have the right to extend the maturity date of all or a portion of the Term Facility with only the consent of the Lenders whose loans or commitments are being extended; it being understood that each Lender under the tranche the maturity date of which is being extended shall have the opportunity to participate in such extension on the same terms and conditions as each other Lender under such tranche. Yield Protection: Usual and customary for financings and transactions of this type. Indemnification and Expenses: The Term Facility Documentation will provide customary and appropriate provisions relating to indemnification, expense reimbursement and related matters in a form reasonably satisfactory to the Lead Arranger, the Administrative Agent and the Lenders. Syndication: The Lead Arranger and the Lenders intend to syndicate the Term Facility and commence such syndication efforts promptly. The Borrower agrees to use commercially reasonable efforts to (i) actively assist the Lead Arranger and the Lenders in completing a syndication reasonably satisfactory to the Lenders and take all such actions reasonably requested by the Lead Arranger or the Lenders in connection therewith and (ii) obtain public corporate and/or corporate family ratings (but not specific ratings), as applicable, of the Borrower and public ratings for the Term Facility from each of Moody’s and S&P prior to the commencement of general syndication of the Term Facility. The Borrower agrees assist the Lead Arranger and the Lenders in the preparation of a confidential information memorandum and shall cooperate with the Lead Arranger, the Administrative Agent, the syndication agent and any 14by the Borrower in writing to the Administrative Agent prior to the Closing Date and approved by the Administrative Agent. Voting: Except as provided under the caption “Extension of Maturity” herein, amendments and waivers will require the approval of Lenders holding more than 50% of total commitments or exposure under the Term Facility (“Requisite Lenders”); provided that, in addition to the approval of Requisite Lenders: (i) the consent of each Lender directly and adversely affected thereby will be required with respect to matters relating to (a) increases in the commitment of such Lender, (b) reductions of principal, interest, fees or premium, (c) extensions of final maturity or the due date of any amortization, interest, fee or premium payment, (d) certain collateral issues and (e) the definition of Requisite Lenders; and (ii) only the approval of Requisite Lenders shall be required to amend, modify or waive any mandatory prepayment provisions or to waive default interest. Extension of Maturity: On or before the final maturity date of the Term Facility, the Borrower shall have the right to extend the maturity date of all or a portion of the Term Facility with only the consent of the Lenders whose loans or commitments are being extended; it being understood that each Lender under the tranche the maturity date of which is being extended shall have the opportunity to participate in such extension on the same terms and conditions as each other Lender under such tranche. Yield Protection: Usual and customary for financings and transactions of this type. Indemnification and Expenses: The Term Facility Documentation will provide customary and appropriate provisions relating to indemnification, expense reimbursement and related matters in a form reasonably satisfactory to the Lead Arranger, the Administrative Agent and the Lenders. Syndication: The Lead Arranger and the Lenders intend to syndicate the Term Facility and commence such syndication efforts promptly. The Borrower agrees to use commercially reasonable efforts to (i) actively assist the Lead Arranger and the Lenders in completing a syndication reasonably satisfactory to the Lenders and take all such actions reasonably requested by the Lead Arranger or the Lenders in connection therewith and (ii) obtain public corporate and/or corporate family ratings (but not specific ratings), as applicable, of the Borrower and public ratings for the Term Facility from each of Moody’s and S&P prior to the commencement of general syndication of the Term Facility. The Borrower agrees assist the Lead Arranger and the Lenders in the preparation of a confidential information memorandum and shall cooperate with the Lead Arranger, the Administrative Agent, the syndication agent and any 14 other such agents as required for the distribution and syndication of the Term Facility as well as any investor reporting requirements. Governing Law and New York. Jurisdiction: Counsel to the Lead Arranger, Milbank LLP. the Administrative Agent and the Lenders: 15other such agents as required for the distribution and syndication of the Term Facility as well as any investor reporting requirements. Governing Law and New York. Jurisdiction: Counsel to the Lead Arranger, Milbank LLP. the Administrative Agent and the Lenders: 15

Annex A “Consolidated Net Income” means, for any period, the net income or loss of Holdings and the Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income (or loss) of any Person (other than Holdings) in which any other Person (other than Holdings or any Subsidiary or any director holding qualifying shares in compliance with applicable law) owns an Equity Interest, except to the extent of the amount of dividends or other distributions actually paid to Holdings or any of the Subsidiaries during such period, and (b) the income or loss of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with Holdings or any Subsidiary or the date that such Person’s assets are acquired by Holdings or any Subsidiary. “Consolidated Adjusted EBITDA” means, for any period, Consolidated Net Income for such period (disregarding any non-cash charges or credits related to any Plan, any non-qualified supplemental pension plan maintained, sponsored or contributed to by Holdings or any ERISA Affiliate, or any Multiemployer Plan) plus: (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of: (i) consolidated interest expense for such period, plus (ii) consolidated income tax expense for such period, plus (iii) all amounts attributable to depreciation and amortization for such period, plus (iv) any extraordinary, unusual or non-recurring charges for such period; provided that solely for the purposes of calculating the Financial Covenant, any amounts under this clause (iv), together with any amounts under clause (viii), shall not exceed $50 million in any twelve-month period, plus (v) any fees, expenses or charges related to any equity offering, permitted acquisition or other investment, Asset Sale or other disposition, or incurrence or refinancing of (or amendment or other modification to the documents evidencing any) Indebtedness (in each case, whether or not successful or consummated) permitted to be made or incurred hereunder, including fees, expenses or charges relating to the Transactions, plus (vi) any premium, make-whole or penalty payments that are required to be made in connection with any prepayment of Indebtedness, plus (vii) any non-cash charges for such period; provided that in the event Holdings or any Subsidiary makes any cash payment in respect of any such non-cash charge, such cash payment shall be deducted from Consolidated Adjusted EBITDA in the period in which such payment is made, plus (viii) the amount of cash restructuring charges and curtailments and modifications to pension and post-retirement employee benefit plans incurred during such period; provided that solely for the purposes of calculating the Financial Covenant, amounts under this clause (viii), together with any amounts under clause (iv), shall not exceed $50 million in any twelve-month period; and minus: (b) without duplication and to the extent included in determining such Consolidated Net Income, the sum of: (i) any extraordinary, unusual or non-recurring gains for such period, plus (ii) non-cash gains for such period, plus (iii) any gains resulting from repurchases of Loans pursuant to Section 10.6(i); all determined on a consolidated basis in accordance with GAAP. “Earn Out Amount” shall mean, for any fiscal year, the amounts payable under the Earn Out in respect of such 1 previous fiscal year. 1 For example, the Earn Out Amount for the calculation of ECF in April 2022 would be the amount of Earn Out being paid on or around April 2022. 16Annex A “Consolidated Net Income” means, for any period, the net income or loss of Holdings and the Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income (or loss) of any Person (other than Holdings) in which any other Person (other than Holdings or any Subsidiary or any director holding qualifying shares in compliance with applicable law) owns an Equity Interest, except to the extent of the amount of dividends or other distributions actually paid to Holdings or any of the Subsidiaries during such period, and (b) the income or loss of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with Holdings or any Subsidiary or the date that such Person’s assets are acquired by Holdings or any Subsidiary. “Consolidated Adjusted EBITDA” means, for any period, Consolidated Net Income for such period (disregarding any non-cash charges or credits related to any Plan, any non-qualified supplemental pension plan maintained, sponsored or contributed to by Holdings or any ERISA Affiliate, or any Multiemployer Plan) plus: (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of: (i) consolidated interest expense for such period, plus (ii) consolidated income tax expense for such period, plus (iii) all amounts attributable to depreciation and amortization for such period, plus (iv) any extraordinary, unusual or non-recurring charges for such period; provided that solely for the purposes of calculating the Financial Covenant, any amounts under this clause (iv), together with any amounts under clause (viii), shall not exceed $50 million in any twelve-month period, plus (v) any fees, expenses or charges related to any equity offering, permitted acquisition or other investment, Asset Sale or other disposition, or incurrence or refinancing of (or amendment or other modification to the documents evidencing any) Indebtedness (in each case, whether or not successful or consummated) permitted to be made or incurred hereunder, including fees, expenses or charges relating to the Transactions, plus (vi) any premium, make-whole or penalty payments that are required to be made in connection with any prepayment of Indebtedness, plus (vii) any non-cash charges for such period; provided that in the event Holdings or any Subsidiary makes any cash payment in respect of any such non-cash charge, such cash payment shall be deducted from Consolidated Adjusted EBITDA in the period in which such payment is made, plus (viii) the amount of cash restructuring charges and curtailments and modifications to pension and post-retirement employee benefit plans incurred during such period; provided that solely for the purposes of calculating the Financial Covenant, amounts under this clause (viii), together with any amounts under clause (iv), shall not exceed $50 million in any twelve-month period; and minus: (b) without duplication and to the extent included in determining such Consolidated Net Income, the sum of: (i) any extraordinary, unusual or non-recurring gains for such period, plus (ii) non-cash gains for such period, plus (iii) any gains resulting from repurchases of Loans pursuant to Section 10.6(i); all determined on a consolidated basis in accordance with GAAP. “Earn Out Amount” shall mean, for any fiscal year, the amounts payable under the Earn Out in respect of such 1 previous fiscal year. 1 For example, the Earn Out Amount for the calculation of ECF in April 2022 would be the amount of Earn Out being paid on or around April 2022. 16

Exhibit E Store Master Lease Agreement Terms (See attached.)Exhibit E Store Master Lease Agreement Terms (See attached.)

NewJCP Master Lease Summary of Terms and Conditions This Summary of Terms and Conditions (this “Summary”) (a) is issued in connection with the Restructuring Support Agreement (the “RSA”), dated May 15, 2020, among J.C. Penney Company (“JCP”) and the Consenting First Lien Lenders (as defined in the RSA) and (b) sets forth certain of the material terms on which the parties hereto intend to structure the transactions described herein (collectively, the “Transactions”). This Summary is for discussion purposes only and is not intended to be, and is not, a binding obligation on any party’s part to consummate the Transactions. Consummation of the Transactions is conditioned upon the approval of the Consenting First Lien Lenders, Landlord’s completion of due diligence satisfactory to Landlord, and the execution of definitive agreements satisfactory to Landlord, Tenant and Lease Guarantors. The terms set forth in this Summary and the accompanying NewJCP bid structure assume that any third party bids for NewJCP will reflect, in addition to the going concern operating value of NewJCP, the value of all hard assets in NewJCP, including, without limitation, the value of all real estate and intellectual property held by NewJCP. [Note: all terms of this Summary are subject to ongoing due diligence, tax, and bankruptcy review.] REIT: A newly formed Delaware or Maryland real estate investment trust listed on the NYSE that is the property company separated from JCP via a mutually agreed separation transaction. The REIT will be an UPREIT where the REIT will wholly own an operating partnership (the “OP”), and the OP will in turn directly or indirectly, through one or more of its subsidiaries, own the Properties (as defined herein). Landlord: The OP or the subsidiaries of the OP that own the Properties. Tenant: The Tenant will be a newly-formed bankruptcy remote special purpose entity that is a direct wholly-owned subsidiary of J.C. Penney Company, Inc., as reorganized pursuant to the Plan (as defined in the RSA) (“New JCP”) and that leases the Properties. Lease Guarantors: NewJCP and all subsidiaries of NewJCP (including all subsidiaries of JCP not separated into the REIT but excluding the Opco RE SPV and Opco IP SPV, each defined below) and any of their respective subsidiaries, will provide an unconditional guaranty of full payment and performance of all obligations of the Tenant during the entire Term (defined below) of the Lease (the “Lease Guaranty”). The Lease Guarantors will be subject to the following covenants: (a) during the existence of an Event of Default (defined below) or during the existence of any Financial Covenant Breach (defined below), the Lease Guarantors will be prohibited from making distributions, selling or transferring assets (other than to any affiliate that is also a Lease Guarantor), or incurring new indebtedness (excluding unsecured trade debt that (i) is not evidenced by a note, (ii) is not more than 60 days delinquent and (iii) does not exceed 2% of the amount of its existing ABL facility plus any other secured indebtedness (“Permitted Indebtedness”); and (b) if a Financial Covenant Breach shall result from any distributions, asset sales (other than to an affiliate that is also a Lease Guarantor) or incurrence of new indebtedness, such distributions, asset sales or new indebtedness shall be prohibited. Page 1 45044.0000145044.00001NewJCP Master Lease Summary of Terms and Conditions This Summary of Terms and Conditions (this “Summary”) (a) is issued in connection with the Restructuring Support Agreement (the “RSA”), dated May 15, 2020, among J.C. Penney Company (“JCP”) and the Consenting First Lien Lenders (as defined in the RSA) and (b) sets forth certain of the material terms on which the parties hereto intend to structure the transactions described herein (collectively, the “Transactions”). This Summary is for discussion purposes only and is not intended to be, and is not, a binding obligation on any party’s part to consummate the Transactions. Consummation of the Transactions is conditioned upon the approval of the Consenting First Lien Lenders, Landlord’s completion of due diligence satisfactory to Landlord, and the execution of definitive agreements satisfactory to Landlord, Tenant and Lease Guarantors. The terms set forth in this Summary and the accompanying NewJCP bid structure assume that any third party bids for NewJCP will reflect, in addition to the going concern operating value of NewJCP, the value of all hard assets in NewJCP, including, without limitation, the value of all real estate and intellectual property held by NewJCP. [Note: all terms of this Summary are subject to ongoing due diligence, tax, and bankruptcy review.] REIT: A newly formed Delaware or Maryland real estate investment trust listed on the NYSE that is the property company separated from JCP via a mutually agreed separation transaction. The REIT will be an UPREIT where the REIT will wholly own an operating partnership (the “OP”), and the OP will in turn directly or indirectly, through one or more of its subsidiaries, own the Properties (as defined herein). Landlord: The OP or the subsidiaries of the OP that own the Properties. Tenant: The Tenant will be a newly-formed bankruptcy remote special purpose entity that is a direct wholly-owned subsidiary of J.C. Penney Company, Inc., as reorganized pursuant to the Plan (as defined in the RSA) (“New JCP”) and that leases the Properties. Lease Guarantors: NewJCP and all subsidiaries of NewJCP (including all subsidiaries of JCP not separated into the REIT but excluding the Opco RE SPV and Opco IP SPV, each defined below) and any of their respective subsidiaries, will provide an unconditional guaranty of full payment and performance of all obligations of the Tenant during the entire Term (defined below) of the Lease (the “Lease Guaranty”). The Lease Guarantors will be subject to the following covenants: (a) during the existence of an Event of Default (defined below) or during the existence of any Financial Covenant Breach (defined below), the Lease Guarantors will be prohibited from making distributions, selling or transferring assets (other than to any affiliate that is also a Lease Guarantor), or incurring new indebtedness (excluding unsecured trade debt that (i) is not evidenced by a note, (ii) is not more than 60 days delinquent and (iii) does not exceed 2% of the amount of its existing ABL facility plus any other secured indebtedness (“Permitted Indebtedness”); and (b) if a Financial Covenant Breach shall result from any distributions, asset sales (other than to an affiliate that is also a Lease Guarantor) or incurrence of new indebtedness, such distributions, asset sales or new indebtedness shall be prohibited. Page 1 45044.0000145044.00001

NewJCP Master Lease Summary of Terms and Conditions The Lease Guarantors will not permit the consolidated tangible net worth of NewJCP measured as of the last day of each fiscal quarter commencing with the fiscal quarter ending on or about April 30, 2022 to decline by more than 50% of the Reference TNW. “Reference TNW” shall mean the consolidated tangible net worth on the opening balance sheet of NewJCP less the value of any negative inventory adjustment between the closing of the Transactions and February 1, 2022. The Lease Guarantors will, throughout the Term of the Lease, maintain liquidity (inclusive of amounts available under any credit facility) equal to 100% of Base Rent (defined below) payable over the next twelve (12) months. A reduction of consolidated tangible net worth of New JCP or liquidity of the Lease Guarantors below the required levels (a “Financial Covenant Breach”) shall only constitute an Event of Default under the Lease if the amount of liquidity (inclusive of amounts available under any credit facility) available to the Lease Guarantors does not equal or exceed 100% of Base Rent (defined below) payable over the next eighteen (18) months within forty-five (45) days after written notice from Landlord of a Financial Covenant Breach. The Lease shall contain a right for Tenant to substitute the Lease Guarantors with one or more US entities satisfying or exceeding the above financial covenants and subject to certain other terms and conditions to be agreed in the Lease. Equity Pledge: In addition to the Lease Guaranty and the EIA (defined below), the obligations of the Tenant under the Lease shall be secured by a first- priority pledge of 100% of the equity interests in Tenant (the “Equity Pledge”). For the sake of clarity, the Equity Pledge shall be limited to a pledge of equity in the entities of Tenant that hold Properties subject to the Lease and shall not include a pledge of equity in NewJCP or the special purpose vehicle(s) that own the NewJCP real property that are not Properties (the “Opco RE SPV”) or the special purpose vehicle(s) that own the NewJCP intellectual property (the “Opco IP SPV”) or any subsidiaries thereof. Environmental Tenant and the Lease Guarantors will deliver to Landlord a customary Indemnity: environmental indemnity agreement (“EIA”; together with the Lease, Lease Guaranty and Equity Pledge, the “Primary Lease Documents”) that will, on a joint and several basis, indemnify and hold harmless the Landlord and its affiliates from and against all violations of environmental laws, environmental remediation costs and other environmental liabilities first arising or accruing during the Term of the Lease in connection with the Properties and/or the use or operation thereof (it being agreed that any such indemnity shall not apply to any pre-existing conditions at any of the Properties, to any conditions caused by a third party (other than a permitted sublessee, licensee, contractor or agent of Tenant), or to any conditions that have been caused by Landlord during the Term or Landlord or any successor owner of the Properties following the expiration or earlier termination of the Lease). Landlord will share with Tenant (on a “non- reliance” basis) the Phase I environmental assessment reports or updates obtained by Landlord with respect to the Properties in connection with the transfer of the Properties to the REIT. Page 2 45044.0000145044.00001NewJCP Master Lease Summary of Terms and Conditions The Lease Guarantors will not permit the consolidated tangible net worth of NewJCP measured as of the last day of each fiscal quarter commencing with the fiscal quarter ending on or about April 30, 2022 to decline by more than 50% of the Reference TNW. “Reference TNW” shall mean the consolidated tangible net worth on the opening balance sheet of NewJCP less the value of any negative inventory adjustment between the closing of the Transactions and February 1, 2022. The Lease Guarantors will, throughout the Term of the Lease, maintain liquidity (inclusive of amounts available under any credit facility) equal to 100% of Base Rent (defined below) payable over the next twelve (12) months. A reduction of consolidated tangible net worth of New JCP or liquidity of the Lease Guarantors below the required levels (a “Financial Covenant Breach”) shall only constitute an Event of Default under the Lease if the amount of liquidity (inclusive of amounts available under any credit facility) available to the Lease Guarantors does not equal or exceed 100% of Base Rent (defined below) payable over the next eighteen (18) months within forty-five (45) days after written notice from Landlord of a Financial Covenant Breach. The Lease shall contain a right for Tenant to substitute the Lease Guarantors with one or more US entities satisfying or exceeding the above financial covenants and subject to certain other terms and conditions to be agreed in the Lease. Equity Pledge: In addition to the Lease Guaranty and the EIA (defined below), the obligations of the Tenant under the Lease shall be secured by a first- priority pledge of 100% of the equity interests in Tenant (the “Equity Pledge”). For the sake of clarity, the Equity Pledge shall be limited to a pledge of equity in the entities of Tenant that hold Properties subject to the Lease and shall not include a pledge of equity in NewJCP or the special purpose vehicle(s) that own the NewJCP real property that are not Properties (the “Opco RE SPV”) or the special purpose vehicle(s) that own the NewJCP intellectual property (the “Opco IP SPV”) or any subsidiaries thereof. Environmental Tenant and the Lease Guarantors will deliver to Landlord a customary Indemnity: environmental indemnity agreement (“EIA”; together with the Lease, Lease Guaranty and Equity Pledge, the “Primary Lease Documents”) that will, on a joint and several basis, indemnify and hold harmless the Landlord and its affiliates from and against all violations of environmental laws, environmental remediation costs and other environmental liabilities first arising or accruing during the Term of the Lease in connection with the Properties and/or the use or operation thereof (it being agreed that any such indemnity shall not apply to any pre-existing conditions at any of the Properties, to any conditions caused by a third party (other than a permitted sublessee, licensee, contractor or agent of Tenant), or to any conditions that have been caused by Landlord during the Term or Landlord or any successor owner of the Properties following the expiration or earlier termination of the Lease). Landlord will share with Tenant (on a “non- reliance” basis) the Phase I environmental assessment reports or updates obtained by Landlord with respect to the Properties in connection with the transfer of the Properties to the REIT. Page 2 45044.0000145044.00001

NewJCP Master Lease Summary of Terms and Conditions Initial Term; Lease The Lease will have an initial term of twenty (20) years (the “Initial Structure: Term”). The Lease shall be structured as a single master lease of all of the Properties; provided, however, that: (a) Landlord shall have the option from time to time during the Term of the Lease to remove the Landlord Option Properties; and (b) Tenant shall have the option from time to time during the Term of the Lease to remove the Tenant Option Properties. The Tenant shall also have the option to replace Sub-Performing Properties, including Go-Dark Properties, via substitution as set forth herein. If any ground leased Property has a ground lease term (the “Ground Lease Term”) that is scheduled to expire prior to the Initial Term (or, if any renewal option is exercised, the then-unexpired renewal term) (a “Short Term Ground Lease Property”) and Landlord is able, through the exercise of then-existing renewal or purchase options or its commercially reasonable efforts to amend such ground lease (each at Landlord’s sole expense), to extend the term of such ground lease beyond the Initial Term (or renewal term, as applicable), then such Short Term Ground Leased Property shall continue to be subject to the Lease through the expiration of the then-current term of the Lease. If Landlord does not have a then- existing renewal or purchase option and is unable, after using commercially reasonable efforts at Landlord’s sole expense, to amend the ground lease to extend the Ground Lease Term beyond the Initial Term (or renewal term, as applicable) or acquire the fee interest in the applicable Short Term Ground Lease Property, such Short Term Ground Lease Property shall be removed from the Lease effective as of the expiration of the Ground Lease Term; it being understood and agreed that (i) Landlord shall initiate negotiations with its ground lessor not less than twenty four (24) months prior to expiration of the Ground Lease Term, (ii) unless the rent for such renewal term is specified in the ground lease or is to be determined pursuant to a “fair market value” or similar procedure specified in the applicable ground lease that is outside of Landlord’s control (a “Non-Discretionary Rent Determination”), the terms of such renewal that are within Landlord’s discretion, including but not limited to rent and other financial terms determined pursuant to a Non-Discretionary Rent Determination, shall be subject to Tenant’s reasonable approval, (iii) unless the rent for such renewal term is determined pursuant to a Non- Discretionary Rent Determination, Tenant, at its option, shall have the right to participate with Landlord in the negotiation of the terms for the renewal of such ground lease with the ground lessor, and (iv) if Landlord acquires the fee interest in such Short Term Ground Lease Property, the Base Rent for such Property shall be increased by the amount of the ground rent payable at the end of the Ground Lease Term. Landlord agrees that, so long as no Event of Default exists and so long as the applicable Short Term Ground Lease Property has not been scheduled for removal from the Lease by Landlord or Tenant pursuant to their respective removal or substitution rights under the Lease, Landlord shall exercise any then- existing renewal or purchase option relating to any such Short Term Ground Lease Property. If the renewal rent for any Ground Lease Property is based in whole or in part on gross sales or net sales of Tenant and its affiliates at the related Property, Tenant shall provide the relevant sales information and otherwise reasonably cooperate with Landlord in connection with such renewal rent determination. Page 3 45044.0000145044.00001NewJCP Master Lease Summary of Terms and Conditions Initial Term; Lease The Lease will have an initial term of twenty (20) years (the “Initial Structure: Term”). The Lease shall be structured as a single master lease of all of the Properties; provided, however, that: (a) Landlord shall have the option from time to time during the Term of the Lease to remove the Landlord Option Properties; and (b) Tenant shall have the option from time to time during the Term of the Lease to remove the Tenant Option Properties. The Tenant shall also have the option to replace Sub-Performing Properties, including Go-Dark Properties, via substitution as set forth herein. If any ground leased Property has a ground lease term (the “Ground Lease Term”) that is scheduled to expire prior to the Initial Term (or, if any renewal option is exercised, the then-unexpired renewal term) (a “Short Term Ground Lease Property”) and Landlord is able, through the exercise of then-existing renewal or purchase options or its commercially reasonable efforts to amend such ground lease (each at Landlord’s sole expense), to extend the term of such ground lease beyond the Initial Term (or renewal term, as applicable), then such Short Term Ground Leased Property shall continue to be subject to the Lease through the expiration of the then-current term of the Lease. If Landlord does not have a then- existing renewal or purchase option and is unable, after using commercially reasonable efforts at Landlord’s sole expense, to amend the ground lease to extend the Ground Lease Term beyond the Initial Term (or renewal term, as applicable) or acquire the fee interest in the applicable Short Term Ground Lease Property, such Short Term Ground Lease Property shall be removed from the Lease effective as of the expiration of the Ground Lease Term; it being understood and agreed that (i) Landlord shall initiate negotiations with its ground lessor not less than twenty four (24) months prior to expiration of the Ground Lease Term, (ii) unless the rent for such renewal term is specified in the ground lease or is to be determined pursuant to a “fair market value” or similar procedure specified in the applicable ground lease that is outside of Landlord’s control (a “Non-Discretionary Rent Determination”), the terms of such renewal that are within Landlord’s discretion, including but not limited to rent and other financial terms determined pursuant to a Non-Discretionary Rent Determination, shall be subject to Tenant’s reasonable approval, (iii) unless the rent for such renewal term is determined pursuant to a Non- Discretionary Rent Determination, Tenant, at its option, shall have the right to participate with Landlord in the negotiation of the terms for the renewal of such ground lease with the ground lessor, and (iv) if Landlord acquires the fee interest in such Short Term Ground Lease Property, the Base Rent for such Property shall be increased by the amount of the ground rent payable at the end of the Ground Lease Term. Landlord agrees that, so long as no Event of Default exists and so long as the applicable Short Term Ground Lease Property has not been scheduled for removal from the Lease by Landlord or Tenant pursuant to their respective removal or substitution rights under the Lease, Landlord shall exercise any then- existing renewal or purchase option relating to any such Short Term Ground Lease Property. If the renewal rent for any Ground Lease Property is based in whole or in part on gross sales or net sales of Tenant and its affiliates at the related Property, Tenant shall provide the relevant sales information and otherwise reasonably cooperate with Landlord in connection with such renewal rent determination. Page 3 45044.0000145044.00001

NewJCP Master Lease Summary of Terms and Conditions Extension Options: The Lease will have five 5-year renewal terms to be exercised at Tenant’s option subject to customary conditions, including the requirement that Tenant deliver prior written notice to Landlord: (a) exercising each such renewal term not less than 24 months prior to the expiration of the then- expiring Term; and (b) identifying in that notice all Sub-Performing Properties that, at Tenant’s election, will no longer be subject to the Lease upon the commencement of the applicable renewal term; it being understood and agreed that Tenant shall have no obligation to substitute any identified Sub-Performing Properties with a Qualifying Tenant Replacement Property. The Base Rent for such renewal term shall be calculated as provided in “Rent” below and taking into account the removal of such removed Properties. The Lease shall exclude any Properties that have been terminated in accordance with the Lease prior to such renewal date. Properties: The 160 fee-owned and ground leased real properties listed on Schedule A attached hereto, which are referred to in this Summary as the “Core Properties”. The Core Properties are further classified by Landlord into “Tier 1” Properties (which are the Properties listed as Properties 1-33 in Schedule A); “Tier 2” Properties (which are the Properties listed as Properties 34-117 in Schedule A); “Tier 3” Properties (which are the Properties listed as Properties 118-137 in Schedule A); and “Tier 4” Properties (which are the Properties listed as Properties 138-160 in Schedule A). The properties listed on Schedule B attached hereto are referred to in this Summary as the “Landlord Option Properties”. The properties listed on Schedule C attached hereto are referred to in this Summary as the “Tenant Option Properties”. The properties listed on Schedule D attached hereto are referred to in this Summary as the “Go-Dark-No Substitution Properties”. The Core Properties, the Landlord Option Properties, the Tenant Option Properties and the Go-Dark-No Substitution Properties, collectively, are referred to in this Summary as the “Properties”. Lease Severance The Landlord shall have the right, at its option, from time to time upon Option: appropriate notice to remove one or more of the Properties (the “Severed Properties”) from the Lease and subject such removed Properties to a new triple net lease (a “Severed Lease”) on the same economic terms as the Lease, in which case: (a) the Base Rent and Property Expenses under the Lease shall be reduced by the Rent Reduction Amount determined for each applicable Property; and (b) Landlord shall be responsible for the reasonable actual out-of-pocket costs to amend the Lease and to enter into the Severed Lease. Any Severed Lease shall be (i) guaranteed by Lease Guarantors pursuant to a new Lease Guaranty and a new EIA and (ii) secured by an Equity Pledge in the related tenant(s) leasing the Severed Properties (such documents, together with the Severed Lease, collectively, the “Severed Lease Documents”), in each case in the same form as the existing Primary Lease Documents (subject only to such changes as are Page 4 45044.0000145044.00001NewJCP Master Lease Summary of Terms and Conditions Extension Options: The Lease will have five 5-year renewal terms to be exercised at Tenant’s option subject to customary conditions, including the requirement that Tenant deliver prior written notice to Landlord: (a) exercising each such renewal term not less than 24 months prior to the expiration of the then- expiring Term; and (b) identifying in that notice all Sub-Performing Properties that, at Tenant’s election, will no longer be subject to the Lease upon the commencement of the applicable renewal term; it being understood and agreed that Tenant shall have no obligation to substitute any identified Sub-Performing Properties with a Qualifying Tenant Replacement Property. The Base Rent for such renewal term shall be calculated as provided in “Rent” below and taking into account the removal of such removed Properties. The Lease shall exclude any Properties that have been terminated in accordance with the Lease prior to such renewal date. Properties: The 160 fee-owned and ground leased real properties listed on Schedule A attached hereto, which are referred to in this Summary as the “Core Properties”. The Core Properties are further classified by Landlord into “Tier 1” Properties (which are the Properties listed as Properties 1-33 in Schedule A); “Tier 2” Properties (which are the Properties listed as Properties 34-117 in Schedule A); “Tier 3” Properties (which are the Properties listed as Properties 118-137 in Schedule A); and “Tier 4” Properties (which are the Properties listed as Properties 138-160 in Schedule A). The properties listed on Schedule B attached hereto are referred to in this Summary as the “Landlord Option Properties”. The properties listed on Schedule C attached hereto are referred to in this Summary as the “Tenant Option Properties”. The properties listed on Schedule D attached hereto are referred to in this Summary as the “Go-Dark-No Substitution Properties”. The Core Properties, the Landlord Option Properties, the Tenant Option Properties and the Go-Dark-No Substitution Properties, collectively, are referred to in this Summary as the “Properties”. Lease Severance The Landlord shall have the right, at its option, from time to time upon Option: appropriate notice to remove one or more of the Properties (the “Severed Properties”) from the Lease and subject such removed Properties to a new triple net lease (a “Severed Lease”) on the same economic terms as the Lease, in which case: (a) the Base Rent and Property Expenses under the Lease shall be reduced by the Rent Reduction Amount determined for each applicable Property; and (b) Landlord shall be responsible for the reasonable actual out-of-pocket costs to amend the Lease and to enter into the Severed Lease. Any Severed Lease shall be (i) guaranteed by Lease Guarantors pursuant to a new Lease Guaranty and a new EIA and (ii) secured by an Equity Pledge in the related tenant(s) leasing the Severed Properties (such documents, together with the Severed Lease, collectively, the “Severed Lease Documents”), in each case in the same form as the existing Primary Lease Documents (subject only to such changes as are Page 4 45044.0000145044.00001

NewJCP Master Lease Summary of Terms and Conditions necessary to reflect the stand-alone nature of the Severed Lease and the Severed Properties). The Severed Lease shall not be cross-defaulted to the Lease. Tenant and Lease Guarantors shall be released from their respective obligations under the original Primary Lease Documents accruing from and after the execution of the Severed Lease Documents. In addition, in connection with any Property Sale (as defined below), Tenant and Lease Guarantors shall be released from all obligations to Landlord with respect to the Severed Properties that accrue from and after the closing of such Property Sale, and shall attorn to the purchaser, including (at the Landlord’s and such purchaser’s option), pursuant to Severed Lease Documents to be executed upon the closing of such Property Sale. As used in this Summary, the “Rent Reduction Amount” shall be an amount determined with reference to the Rent and Property Expenses then payable with respect to the Severed Properties. Landlord Option Upon not less than 24 months’ prior written notice, the Landlord shall have Properties: the right from time to time to remove one or more of the Landlord Option Properties from the Lease (the “Landlord Option”), in which case: (a) the Base Rent and Property Expenses shall be reduced by the Rent Reduction Amount for each applicable Landlord Option Property; (b) Landlord shall be responsible for the reasonable actual out-of-pocket costs to amend the Lease. Tenant shall be responsible for all costs incurred by Tenant to close the applicable Landlord Option Property, and leave the applicable Landlord Option Property, including but not limited to, HVAC, bathrooms, frontage, signage, parking, vertical transportation and docks, in the same condition in which it was leased to Tenant on the Lease commencement date, subject to ordinary wear and tear and alterations made in accordance with the Lease (the “Required Return Condition”); and (c) Landlord shall reimburse Tenant for any Unamortized Capex Amounts (as defined below) with respect to such Property. The Landlord shall only exercise the Landlord Option with respect to up to 8 Landlord Option Properties within each Lease Year (to be defined in the Lease) and, for the avoidance of doubt, no Properties can be removed from the Lease nd in connection with the Landlord Option prior to the second (2) anniversary of the execution of the Lease since 24 months’ notice is required. Tenant shall have the right (the “First Offer Right”) to make an offer to purchase such Landlord Option Property within a reasonably short period of time to be agreed upon in the Lease and otherwise on terms and conditions to be agreed upon in the Lease; provided, however, that with respect to any Landlord Option Property that is located at a shopping center where an affiliate of Simon Property Group or Brookfield Properties has an ownership interest (a “S/B Shopping Center”), then Tenant shall have a customary right of first offer (“ROFO”) to purchase such Landlord Option Property on terms and conditions to be agreed upon in the Lease (but the ROFO in the Lease shall include a ROFO price to be delivered by Landlord at the time of exercise, a reasonably short period of time to be agreed in the Lease for Tenant to accept or reject the ROFO price, and if not accepted, Landlord shall have the right to enter into a purchase agreement within 180 days to sell the applicable Property to a third party free of the ROFO for an all cash price of 97% or more of the ROFO price and, if Landlord fails to enter into such a purchase agreement within such 180 day period, the applicable Property shall remain subject to the Lease, and if Landlord desires at any time thereafter to exercise the Page 5 45044.0000145044.00001NewJCP Master Lease Summary of Terms and Conditions necessary to reflect the stand-alone nature of the Severed Lease and the Severed Properties). The Severed Lease shall not be cross-defaulted to the Lease. Tenant and Lease Guarantors shall be released from their respective obligations under the original Primary Lease Documents accruing from and after the execution of the Severed Lease Documents. In addition, in connection with any Property Sale (as defined below), Tenant and Lease Guarantors shall be released from all obligations to Landlord with respect to the Severed Properties that accrue from and after the closing of such Property Sale, and shall attorn to the purchaser, including (at the Landlord’s and such purchaser’s option), pursuant to Severed Lease Documents to be executed upon the closing of such Property Sale. As used in this Summary, the “Rent Reduction Amount” shall be an amount determined with reference to the Rent and Property Expenses then payable with respect to the Severed Properties. Landlord Option Upon not less than 24 months’ prior written notice, the Landlord shall have Properties: the right from time to time to remove one or more of the Landlord Option Properties from the Lease (the “Landlord Option”), in which case: (a) the Base Rent and Property Expenses shall be reduced by the Rent Reduction Amount for each applicable Landlord Option Property; (b) Landlord shall be responsible for the reasonable actual out-of-pocket costs to amend the Lease. Tenant shall be responsible for all costs incurred by Tenant to close the applicable Landlord Option Property, and leave the applicable Landlord Option Property, including but not limited to, HVAC, bathrooms, frontage, signage, parking, vertical transportation and docks, in the same condition in which it was leased to Tenant on the Lease commencement date, subject to ordinary wear and tear and alterations made in accordance with the Lease (the “Required Return Condition”); and (c) Landlord shall reimburse Tenant for any Unamortized Capex Amounts (as defined below) with respect to such Property. The Landlord shall only exercise the Landlord Option with respect to up to 8 Landlord Option Properties within each Lease Year (to be defined in the Lease) and, for the avoidance of doubt, no Properties can be removed from the Lease nd in connection with the Landlord Option prior to the second (2) anniversary of the execution of the Lease since 24 months’ notice is required. Tenant shall have the right (the “First Offer Right”) to make an offer to purchase such Landlord Option Property within a reasonably short period of time to be agreed upon in the Lease and otherwise on terms and conditions to be agreed upon in the Lease; provided, however, that with respect to any Landlord Option Property that is located at a shopping center where an affiliate of Simon Property Group or Brookfield Properties has an ownership interest (a “S/B Shopping Center”), then Tenant shall have a customary right of first offer (“ROFO”) to purchase such Landlord Option Property on terms and conditions to be agreed upon in the Lease (but the ROFO in the Lease shall include a ROFO price to be delivered by Landlord at the time of exercise, a reasonably short period of time to be agreed in the Lease for Tenant to accept or reject the ROFO price, and if not accepted, Landlord shall have the right to enter into a purchase agreement within 180 days to sell the applicable Property to a third party free of the ROFO for an all cash price of 97% or more of the ROFO price and, if Landlord fails to enter into such a purchase agreement within such 180 day period, the applicable Property shall remain subject to the Lease, and if Landlord desires at any time thereafter to exercise the Page 5 45044.0000145044.00001

NewJCP Master Lease Summary of Terms and Conditions Landlord Option, such Property shall once again be subject to the ROFO at a lower ROFO price to be determined by Landlord and otherwise in accordance with the provisions above). The First Offer Right and ROFO shall not apply (A) to a transfer to an affiliate of Landlord or (B) in the event of a transfer by foreclosure or deed in lieu of foreclosure to any of Landlord’s lenders following an event of default under any financing provided to Landlord by such lenders. Tenant Option Upon 24 months’ prior written notice, the Tenant shall have the right from Properties: time to time to remove, or to reduce (but in no event shall any such reduction leave Landlord with less than 50,000 rentable square feet) the rentable square footage of, one or more of the Tenant Option Properties from the Lease (the “Tenant Option”, and the Properties subject to the Tenant Option, the “Tenant Option Properties”), in which case: (a) the Base Rent under the Lease shall be reduced by the Rent Reduction Amount for each applicable Tenant Option Property (or portion thereof); (b) Tenant shall be responsible for the reasonable actual out-of-pocket costs incurred by Landlord to amend the Lease and to close the business operations at the applicable Property; (c) Tenant shall be responsible for all costs incurred by Tenant to close the business operations at the applicable Tenant Option Property and leave the applicable Property in the Required Return Condition; and (d) to the extent Tenant seeks to remove less than 100% of any Tenant Option Property, (i) Landlord and Tenant shall mutually agree to the portion of the Tenant Option Property to be removed in the form of agreed site and space plans prior to the start of the aforementioned notice period, (ii) Tenant shall pay all costs incurred by Landlord and Tenant for the demising wall (and, if required by applicable code, multi-tenant corridors for ingress and egress to elevators, fire exits and common bathrooms) required to partition and separate the retained portion of the applicable Tenant Option Property from the portion to be removed and each of Landlord and Tenant shall pay any other costs incurred by it in connection with any further improvements to the portions of the applicable Tenant Option Property retained by it, and (iii) Landlord and Tenant shall mutually agree on a method of cost-sharing with the intention of apportioning all costs of ownership to the party owning or leasing, as applicable, that portion of the applicable Tenant Option Property retained by it. Tenant shall only exercise its Tenant Option rights with respect to up to five Tenant Option Properties within any given Lease Year. Tenant Substitution In addition, upon not less than six months’ prior written notice, Tenant Properties: shall have the right from time to time to replace via substitution one or more Sub-Performing Properties from the Lease with one or more Qualifying Tenant Replacement Properties, with no change in the total Base Rent under the Lease as follows: (a) during the period commencing on the third anniversary of the Lease and ending on the tenth anniversary of the Lease, Sub-Performing Properties (including all substituted Go- Dark Properties and all Go-Dark-No Substitution Properties) representing up to 15% of the total Base Rent under the Lease may be substituted and/or designated as Go-Dark-No Substitution Properties; and (b) during the period commencing on the tenth anniversary of the Lease and ending on the fifteenth anniversary of the Lease, Sub-Performing Properties Page 6 45044.0000145044.00001NewJCP Master Lease Summary of Terms and Conditions Landlord Option, such Property shall once again be subject to the ROFO at a lower ROFO price to be determined by Landlord and otherwise in accordance with the provisions above). The First Offer Right and ROFO shall not apply (A) to a transfer to an affiliate of Landlord or (B) in the event of a transfer by foreclosure or deed in lieu of foreclosure to any of Landlord’s lenders following an event of default under any financing provided to Landlord by such lenders. Tenant Option Upon 24 months’ prior written notice, the Tenant shall have the right from Properties: time to time to remove, or to reduce (but in no event shall any such reduction leave Landlord with less than 50,000 rentable square feet) the rentable square footage of, one or more of the Tenant Option Properties from the Lease (the “Tenant Option”, and the Properties subject to the Tenant Option, the “Tenant Option Properties”), in which case: (a) the Base Rent under the Lease shall be reduced by the Rent Reduction Amount for each applicable Tenant Option Property (or portion thereof); (b) Tenant shall be responsible for the reasonable actual out-of-pocket costs incurred by Landlord to amend the Lease and to close the business operations at the applicable Property; (c) Tenant shall be responsible for all costs incurred by Tenant to close the business operations at the applicable Tenant Option Property and leave the applicable Property in the Required Return Condition; and (d) to the extent Tenant seeks to remove less than 100% of any Tenant Option Property, (i) Landlord and Tenant shall mutually agree to the portion of the Tenant Option Property to be removed in the form of agreed site and space plans prior to the start of the aforementioned notice period, (ii) Tenant shall pay all costs incurred by Landlord and Tenant for the demising wall (and, if required by applicable code, multi-tenant corridors for ingress and egress to elevators, fire exits and common bathrooms) required to partition and separate the retained portion of the applicable Tenant Option Property from the portion to be removed and each of Landlord and Tenant shall pay any other costs incurred by it in connection with any further improvements to the portions of the applicable Tenant Option Property retained by it, and (iii) Landlord and Tenant shall mutually agree on a method of cost-sharing with the intention of apportioning all costs of ownership to the party owning or leasing, as applicable, that portion of the applicable Tenant Option Property retained by it. Tenant shall only exercise its Tenant Option rights with respect to up to five Tenant Option Properties within any given Lease Year. Tenant Substitution In addition, upon not less than six months’ prior written notice, Tenant Properties: shall have the right from time to time to replace via substitution one or more Sub-Performing Properties from the Lease with one or more Qualifying Tenant Replacement Properties, with no change in the total Base Rent under the Lease as follows: (a) during the period commencing on the third anniversary of the Lease and ending on the tenth anniversary of the Lease, Sub-Performing Properties (including all substituted Go- Dark Properties and all Go-Dark-No Substitution Properties) representing up to 15% of the total Base Rent under the Lease may be substituted and/or designated as Go-Dark-No Substitution Properties; and (b) during the period commencing on the tenth anniversary of the Lease and ending on the fifteenth anniversary of the Lease, Sub-Performing Properties Page 6 45044.0000145044.00001

NewJCP Master Lease Summary of Terms and Conditions (including all substituted Go-Dark Properties and all Go-Dark-No Substitution Properties) representing up to 15% of the total Base Rent under the Lease may be substituted and/or designated as Go-Dark-No Substitution Properties (it being understood that such 15% limitation shall not be cumulative with the 15% limitation in clause (a) above (as applicable, such 15% limitation is the “15% Limitation”)); provided, however, that if (i) a Property that is not a Landlord Option Property as of the commencement of the Lease later becomes a Landlord Option Property pursuant to the provisions of “Tenant Go-Dark Properties” or “Tenant Go-Dark-No Substitution Properties” provisions below and (ii) Landlord exercises its Landlord Option and thereafter acquires such Property, such acquired Property shall no longer count towards the 15% Limitation. A “Qualifying Tenant Replacement Property” shall: (a) be a “lit” store; (b) as further defined in the Lease, have substantially similar real estate quality and other characteristics as the Tenant Substitution Removed Properties (other than the sub-performance characteristics of the Tenant Substitution Removed Properties); and (c) require the delivery to Landlord, at the Tenant’s expense, of a “clean” Phase I environmental report. In addition, the substitution of a Qualifying Tenant Replacement Property for a Sub-Performing Property shall not result in the reduction of the EBITDAR-to-Rent Ratio or the Sales PSF Performance for the portfolio of the Properties (as a whole) relative to the prior 12-month period ending with the then-most recent fiscal quarter. As used in this Summary, a “Sub-Performing Property” shall mean a Property that is not a Landlord Option Property or a Tenant Option Property and that (i) has a 4-Wall EBITDAR-to-rent ratio (inclusive of both Rent under the Lease attributable to such Property and rent due to third parties) (the “EBITDAR-to-Rent Ratio”) of 1.1x or less, calculated on a trailing 12-month basis, for its most recent calendar year, with the 4- Wall EBITDAR definition to be agreed in the Lease; or (ii) has been a Go- Dark Property (defined below) for more than six months. In connection with any substitution of a Property hereunder: (a) Tenant shall be responsible for the reasonable actual out-of-pocket costs incurred by Landlord to amend the Lease; (b) Landlord shall, simultaneously with the substitution, convey fee simple title (or the ground lessee’s leasehold interest, if applicable) to the substituted Property to Tenant or its designee, free and clear of the Lease and any liens encumbering such Property through Landlord’s financing or other volitional actions of Landlord, and without recourse, representation or warranty regarding the applicable Property (other than as to Landlord’s authority to convey such Property, its ownership of such Property, and the absence of any liens encumbering such Property through Landlord’s financing or other volitional actions of Landlord); and (c) Tenant shall be responsible for all costs incurred by Tenant and the reasonable actual out-of-pocket costs incurred by Landlord to substitute the applicable Property (including any transfer taxes or other costs incurred in connection with the conveyance of title to the replaced property and the replacement property). Page 7 45044.0000145044.00001NewJCP Master Lease Summary of Terms and Conditions (including all substituted Go-Dark Properties and all Go-Dark-No Substitution Properties) representing up to 15% of the total Base Rent under the Lease may be substituted and/or designated as Go-Dark-No Substitution Properties (it being understood that such 15% limitation shall not be cumulative with the 15% limitation in clause (a) above (as applicable, such 15% limitation is the “15% Limitation”)); provided, however, that if (i) a Property that is not a Landlord Option Property as of the commencement of the Lease later becomes a Landlord Option Property pursuant to the provisions of “Tenant Go-Dark Properties” or “Tenant Go-Dark-No Substitution Properties” provisions below and (ii) Landlord exercises its Landlord Option and thereafter acquires such Property, such acquired Property shall no longer count towards the 15% Limitation. A “Qualifying Tenant Replacement Property” shall: (a) be a “lit” store; (b) as further defined in the Lease, have substantially similar real estate quality and other characteristics as the Tenant Substitution Removed Properties (other than the sub-performance characteristics of the Tenant Substitution Removed Properties); and (c) require the delivery to Landlord, at the Tenant’s expense, of a “clean” Phase I environmental report. In addition, the substitution of a Qualifying Tenant Replacement Property for a Sub-Performing Property shall not result in the reduction of the EBITDAR-to-Rent Ratio or the Sales PSF Performance for the portfolio of the Properties (as a whole) relative to the prior 12-month period ending with the then-most recent fiscal quarter. As used in this Summary, a “Sub-Performing Property” shall mean a Property that is not a Landlord Option Property or a Tenant Option Property and that (i) has a 4-Wall EBITDAR-to-rent ratio (inclusive of both Rent under the Lease attributable to such Property and rent due to third parties) (the “EBITDAR-to-Rent Ratio”) of 1.1x or less, calculated on a trailing 12-month basis, for its most recent calendar year, with the 4- Wall EBITDAR definition to be agreed in the Lease; or (ii) has been a Go- Dark Property (defined below) for more than six months. In connection with any substitution of a Property hereunder: (a) Tenant shall be responsible for the reasonable actual out-of-pocket costs incurred by Landlord to amend the Lease; (b) Landlord shall, simultaneously with the substitution, convey fee simple title (or the ground lessee’s leasehold interest, if applicable) to the substituted Property to Tenant or its designee, free and clear of the Lease and any liens encumbering such Property through Landlord’s financing or other volitional actions of Landlord, and without recourse, representation or warranty regarding the applicable Property (other than as to Landlord’s authority to convey such Property, its ownership of such Property, and the absence of any liens encumbering such Property through Landlord’s financing or other volitional actions of Landlord); and (c) Tenant shall be responsible for all costs incurred by Tenant and the reasonable actual out-of-pocket costs incurred by Landlord to substitute the applicable Property (including any transfer taxes or other costs incurred in connection with the conveyance of title to the replaced property and the replacement property). Page 7 45044.0000145044.00001

NewJCP Master Lease Summary of Terms and Conditions Tenant Go-Dark Tenant shall have the right to “go dark” in one or more of the Properties Properties: beginning in the third Lease Year, upon written notice to Landlord (a “Go-Dark Property”), without breaching the continuous operation covenant; provided, however, that, if a Property continues to be a Go- Dark Property for more than six months and such Go-Dark Property is not substituted with a Qualifying Tenant Replacement Property pursuant to Tenant’s substitution option above (and subject to the limitations set forth therein), Landlord shall have the option (exercisable in its sole discretion within three months) to designate such Property a Landlord Option Property (if such Property is not already a Landlord Option Property) and, if so designated, Landlord shall have the right to exercise its rights to remove such Property from the Lease upon three months’ advance notice and without regard to any other limitations otherwise applicable to Landlord Option Properties; provided, further however, that (a) if Tenant recommences “ordinary course” operations at the Property prior to the date that Landlord delivers such advance notice, then Landlord’s right to remove such Property from the Lease shall be negated unless, at any time within twelve (12) months after so recommencing, Tenant thereafter discontinues “ordinary course” operations at the Property, in which event Landlord shall have the right to remove such Property from the Lease upon thirty (30) days’ notice; and (b) Tenant may exercise such negation right, and its negation right set forth in “Go-Dark-No Substitution Properties” below, not more than three (3) times in the aggregate in any Lease Year. If Landlord does not elect to designate such Go-Dark Property a Landlord Option Property, then: (i) Tenant shall be required to substitute such Go-Dark Property with a Qualifying Tenant Replacement Property pursuant to the terms and conditions for a substitution as provided above; and (ii) any Go-Dark Property so substituted shall count toward the 15% Limitation threshold for substitutions as provided in “Tenant Substitution Properties” above. If a Property becomes a Go-Dark Property, there shall be no reduction in the Rent; provided, however, that if such Go-Dark Property is acquired by Landlord pursuant to the exercise of its Landlord Option, (A) the Base Rent and Property Expenses for such Go-Dark Property shall be reduced by the applicable Rent Reduction Amount upon the removal of such Go-Dark Property from the Lease and (B) such Go-Dark Property shall no longer count towards the 15% Limitation as set forth in “Tenant Substitution Properties” above. Go-Dark-No Tenant shall have the right to “go dark” in one or more of the Go-Dark- Substitution No Substitution Properties beginning in the third Lease Year, upon Properties written notice to Landlord, without breaching the continuous operation covenant and without the obligation to substitute a Qualifying Tenant Replacement Property; provided, however, that if a Property continues to be “dark” for more than six months, Landlord shall have the option (exercisable in its sole discretion within three months) to designate such Property a Landlord Option Property and, if so designated, Landlord shall have the right to exercise its rights to remove such Property from the Lease upon three months’ advance notice and without regard to any other limitations otherwise applicable to Landlord Option Properties; provided, further, that (a) if Tenant recommences “ordinary course” operations at the Property prior to the Page 8 45044.0000145044.00001NewJCP Master Lease Summary of Terms and Conditions Tenant Go-Dark Tenant shall have the right to “go dark” in one or more of the Properties Properties: beginning in the third Lease Year, upon written notice to Landlord (a “Go-Dark Property”), without breaching the continuous operation covenant; provided, however, that, if a Property continues to be a Go- Dark Property for more than six months and such Go-Dark Property is not substituted with a Qualifying Tenant Replacement Property pursuant to Tenant’s substitution option above (and subject to the limitations set forth therein), Landlord shall have the option (exercisable in its sole discretion within three months) to designate such Property a Landlord Option Property (if such Property is not already a Landlord Option Property) and, if so designated, Landlord shall have the right to exercise its rights to remove such Property from the Lease upon three months’ advance notice and without regard to any other limitations otherwise applicable to Landlord Option Properties; provided, further however, that (a) if Tenant recommences “ordinary course” operations at the Property prior to the date that Landlord delivers such advance notice, then Landlord’s right to remove such Property from the Lease shall be negated unless, at any time within twelve (12) months after so recommencing, Tenant thereafter discontinues “ordinary course” operations at the Property, in which event Landlord shall have the right to remove such Property from the Lease upon thirty (30) days’ notice; and (b) Tenant may exercise such negation right, and its negation right set forth in “Go-Dark-No Substitution Properties” below, not more than three (3) times in the aggregate in any Lease Year. If Landlord does not elect to designate such Go-Dark Property a Landlord Option Property, then: (i) Tenant shall be required to substitute such Go-Dark Property with a Qualifying Tenant Replacement Property pursuant to the terms and conditions for a substitution as provided above; and (ii) any Go-Dark Property so substituted shall count toward the 15% Limitation threshold for substitutions as provided in “Tenant Substitution Properties” above. If a Property becomes a Go-Dark Property, there shall be no reduction in the Rent; provided, however, that if such Go-Dark Property is acquired by Landlord pursuant to the exercise of its Landlord Option, (A) the Base Rent and Property Expenses for such Go-Dark Property shall be reduced by the applicable Rent Reduction Amount upon the removal of such Go-Dark Property from the Lease and (B) such Go-Dark Property shall no longer count towards the 15% Limitation as set forth in “Tenant Substitution Properties” above. Go-Dark-No Tenant shall have the right to “go dark” in one or more of the Go-Dark- Substitution No Substitution Properties beginning in the third Lease Year, upon Properties written notice to Landlord, without breaching the continuous operation covenant and without the obligation to substitute a Qualifying Tenant Replacement Property; provided, however, that if a Property continues to be “dark” for more than six months, Landlord shall have the option (exercisable in its sole discretion within three months) to designate such Property a Landlord Option Property and, if so designated, Landlord shall have the right to exercise its rights to remove such Property from the Lease upon three months’ advance notice and without regard to any other limitations otherwise applicable to Landlord Option Properties; provided, further, that (a) if Tenant recommences “ordinary course” operations at the Property prior to the Page 8 45044.0000145044.00001

NewJCP Master Lease Summary of Terms and Conditions date that Landlord delivers such advance notice, then Landlord’s right to remove such Property from the Lease shall be negated unless, at any time within twelve (12) months after so recommencing, Tenant thereafter discontinues “ordinary course” operations at the Property, in which event Landlord shall have the right to remove such Property from the Lease upon thirty (30) days’ notice; and (b) Tenant may exercise such negation right, and its negation right set forth in “Tenant Go-Dark Properties” above, not more than three (3) times in the aggregate in any Lease Year. If Landlord does not elect to designate such Go-Dark-No Substitution Property a Landlord Option Property, then such Go-Dark-No Substitution Property shall count toward the 15% Limitation threshold as provided in “Tenant Substitution Properties” above. If a Property becomes a Go-Dark-No Substitution Property, there shall be no reduction in the Rent; provided, however, that if such Go-Dark-No Substitution Property is acquired by Landlord pursuant to the exercise of its Landlord Option, (A) the Base Rent and Property Expenses for such Go-Dark-No Substitution Property shall be reduced by the applicable Rent Reduction Amount upon the removal of such Go-Dark-No Substitution Property from the Lease and (B) such Go- Dark-No Substitution Property shall no longer count towards the 15% Limitation as set forth in “Tenant Substitution Properties” above. Rent: The initial base rent (the “Base Rent”) for the Properties will be $121,000,000 per Lease Year (which Base Rent reflects: (a) a weighted average base rent per square foot of $5.59; (b) a base rent per square foot of $9.00 for Tier 1 Properties; (c) a base rent per square foot of $6.00 for Tier 2 Properties; (d) a base rent per square foot of $3.50 for Tier 3 Properties; and (e) a base rent per square foot of $2.00 for Tier 4 Properties). Base Rent shall be subject to an annual escalator of 2% per year beginning in the third Lease Year. During the first Lease Year, Tenant shall be entitled to an abatement of Base Rent equal to 50% of Base Rent (Base Rent and Tenant’s obligation to pay Property Expenses (defined below), is collectively, “Rent”). During any renewal term, the Base Rent shall be the greater of: (a) the then current Base Rent for such Properties; and (b) the aggregate fair market rental value of the Properties then subject to the Lease (as determined in accordance with a procedure to be agreed in the Lease); provided, however, that the Base Rent determined by the fair market rental value procedure shall be limited to a 10% increase in the Base Rent in effect at the end of the immediately preceding term or renewal term, as applicable. For the sake of clarity, the Properties then subject to the Lease shall take into account any Properties removed by Landlord pursuant to any of its removal options. Lease: The Lease will be an absolute triple net lease pursuant to which Tenant will assume complete responsibility for, and pay all costs and expenses arising after the effective date of the Lease in connection with: (a) the condition, operation, repair, alteration and improvement of the Properties; (b) compliance with all legal requirements (whether now or hereafter in effect), including, without limitation, all environmental requirements; and (c) other costs and liabilities associated with the Properties, including, without limitation, all ground rent, impositions, taxes, insurance and Page 9 45044.0000145044.00001NewJCP Master Lease Summary of Terms and Conditions date that Landlord delivers such advance notice, then Landlord’s right to remove such Property from the Lease shall be negated unless, at any time within twelve (12) months after so recommencing, Tenant thereafter discontinues “ordinary course” operations at the Property, in which event Landlord shall have the right to remove such Property from the Lease upon thirty (30) days’ notice; and (b) Tenant may exercise such negation right, and its negation right set forth in “Tenant Go-Dark Properties” above, not more than three (3) times in the aggregate in any Lease Year. If Landlord does not elect to designate such Go-Dark-No Substitution Property a Landlord Option Property, then such Go-Dark-No Substitution Property shall count toward the 15% Limitation threshold as provided in “Tenant Substitution Properties” above. If a Property becomes a Go-Dark-No Substitution Property, there shall be no reduction in the Rent; provided, however, that if such Go-Dark-No Substitution Property is acquired by Landlord pursuant to the exercise of its Landlord Option, (A) the Base Rent and Property Expenses for such Go-Dark-No Substitution Property shall be reduced by the applicable Rent Reduction Amount upon the removal of such Go-Dark-No Substitution Property from the Lease and (B) such Go- Dark-No Substitution Property shall no longer count towards the 15% Limitation as set forth in “Tenant Substitution Properties” above. Rent: The initial base rent (the “Base Rent”) for the Properties will be $121,000,000 per Lease Year (which Base Rent reflects: (a) a weighted average base rent per square foot of $5.59; (b) a base rent per square foot of $9.00 for Tier 1 Properties; (c) a base rent per square foot of $6.00 for Tier 2 Properties; (d) a base rent per square foot of $3.50 for Tier 3 Properties; and (e) a base rent per square foot of $2.00 for Tier 4 Properties). Base Rent shall be subject to an annual escalator of 2% per year beginning in the third Lease Year. During the first Lease Year, Tenant shall be entitled to an abatement of Base Rent equal to 50% of Base Rent (Base Rent and Tenant’s obligation to pay Property Expenses (defined below), is collectively, “Rent”). During any renewal term, the Base Rent shall be the greater of: (a) the then current Base Rent for such Properties; and (b) the aggregate fair market rental value of the Properties then subject to the Lease (as determined in accordance with a procedure to be agreed in the Lease); provided, however, that the Base Rent determined by the fair market rental value procedure shall be limited to a 10% increase in the Base Rent in effect at the end of the immediately preceding term or renewal term, as applicable. For the sake of clarity, the Properties then subject to the Lease shall take into account any Properties removed by Landlord pursuant to any of its removal options. Lease: The Lease will be an absolute triple net lease pursuant to which Tenant will assume complete responsibility for, and pay all costs and expenses arising after the effective date of the Lease in connection with: (a) the condition, operation, repair, alteration and improvement of the Properties; (b) compliance with all legal requirements (whether now or hereafter in effect), including, without limitation, all environmental requirements; and (c) other costs and liabilities associated with the Properties, including, without limitation, all ground rent, impositions, taxes, insurance and Page 9 45044.0000145044.00001

NewJCP Master Lease Summary of Terms and Conditions utilities, common area maintenance and REA charges, and all costs and expenses relating to the use, operation, maintenance, repair, alteration and management thereof (collectively, “Property Expenses”). Maintenance, Repair Tenant is responsible for all expenditures required to maintain the and Capital Properties in accordance with the Permitted Uses (as defined below) Expenditures: including the repair, maintenance and, if necessary (e.g., if a property condition report obtained by the Landlord during the Term lists the same as being required), periodic replacement of: (a) HVAC equipment; (b) bathrooms; (c) parking surfaces; (d) roof and structure; (e) signage; (f) floors; and (g) other customary capital repair and replacements (“Required Capex Work”). Tenant will submit to Landlord (for information but not its consent) an annual capital plan for each Property no later than ninety (90) days prior to the start of each calendar year during the Term. Before undertaking any discretionary capital improvements or other capital expenditures that are not Required Capex Work for any Landlord Option Property (i) prior to Landlord’s exercise of the Landlord Option, in excess of $250,000 per project or (ii) after Landlord’s exercise of the Landlord Option, for any amount (as to each of (i) and (ii) above, “Material Discretionary Capex Work” and, together with any discretionary capital improvement work that is not Material Discretionary Capex Work or Required Capex Work, collectively, “Discretionary Capex Work”), Tenant shall submit to Landlord for its approval, which approval shall be granted or withheld in Landlord’s commercially reasonable judgment (and, with respect to any such Material Discretionary Capex Work submitted for Landlord’s approval after Landlord’s exercise of the applicable Landlord Option, Landlord’s sole discretion, provided that, for the avoidance of doubt, the foregoing will not prevent Tenant from completing any Material Discretionary Capex Work that has been approved by Landlord and commenced by Tenant prior to such exercise), a capital plan (a “Landlord Option Property Capital Plan”) for such Material Discretionary Capex Work containing: (A) a reasonably-detailed description of the nature of such Material Discretionary Capex Work planned; (B) the cost of such Material Discretionary Capex Work; (C) the planned commencement date and completion date for such Material Discretionary Capex Work; and (D) the amortization period (which shall be the lesser of 20 years and the useful life of such Material Discretionary Capex Work required by GAAP) for such Material Discretionary Capex Work. Before undertaking any Required Capex Work for any Landlord Option Property (1) prior to Landlord’s exercise of the Landlord Option, in excess of $200,000 per project or (2) after Landlord’s exercise of the Landlord Option, in excess of $25,000 per project (as to each of (1) and (2) above, “Material Required Capex Work”), Tenant shall submit to Landlord for its approval a Landlord Option Property Capital Plan for such Material Required Capex Work containing the same information as set forth above for Material Discretionary Capex Work, which approval of Landlord shall be granted or withheld in Landlord’s commercially reasonable judgment; provided, however, that for any Material Required Capex Work submitted for Landlord’s approval after Landlord’s exercise of its Landlord Option for such Landlord Option Property, the following provisions shall apply: Page 10 45044.0000145044.00001NewJCP Master Lease Summary of Terms and Conditions utilities, common area maintenance and REA charges, and all costs and expenses relating to the use, operation, maintenance, repair, alteration and management thereof (collectively, “Property Expenses”). Maintenance, Repair Tenant is responsible for all expenditures required to maintain the and Capital Properties in accordance with the Permitted Uses (as defined below) Expenditures: including the repair, maintenance and, if necessary (e.g., if a property condition report obtained by the Landlord during the Term lists the same as being required), periodic replacement of: (a) HVAC equipment; (b) bathrooms; (c) parking surfaces; (d) roof and structure; (e) signage; (f) floors; and (g) other customary capital repair and replacements (“Required Capex Work”). Tenant will submit to Landlord (for information but not its consent) an annual capital plan for each Property no later than ninety (90) days prior to the start of each calendar year during the Term. Before undertaking any discretionary capital improvements or other capital expenditures that are not Required Capex Work for any Landlord Option Property (i) prior to Landlord’s exercise of the Landlord Option, in excess of $250,000 per project or (ii) after Landlord’s exercise of the Landlord Option, for any amount (as to each of (i) and (ii) above, “Material Discretionary Capex Work” and, together with any discretionary capital improvement work that is not Material Discretionary Capex Work or Required Capex Work, collectively, “Discretionary Capex Work”), Tenant shall submit to Landlord for its approval, which approval shall be granted or withheld in Landlord’s commercially reasonable judgment (and, with respect to any such Material Discretionary Capex Work submitted for Landlord’s approval after Landlord’s exercise of the applicable Landlord Option, Landlord’s sole discretion, provided that, for the avoidance of doubt, the foregoing will not prevent Tenant from completing any Material Discretionary Capex Work that has been approved by Landlord and commenced by Tenant prior to such exercise), a capital plan (a “Landlord Option Property Capital Plan”) for such Material Discretionary Capex Work containing: (A) a reasonably-detailed description of the nature of such Material Discretionary Capex Work planned; (B) the cost of such Material Discretionary Capex Work; (C) the planned commencement date and completion date for such Material Discretionary Capex Work; and (D) the amortization period (which shall be the lesser of 20 years and the useful life of such Material Discretionary Capex Work required by GAAP) for such Material Discretionary Capex Work. Before undertaking any Required Capex Work for any Landlord Option Property (1) prior to Landlord’s exercise of the Landlord Option, in excess of $200,000 per project or (2) after Landlord’s exercise of the Landlord Option, in excess of $25,000 per project (as to each of (1) and (2) above, “Material Required Capex Work”), Tenant shall submit to Landlord for its approval a Landlord Option Property Capital Plan for such Material Required Capex Work containing the same information as set forth above for Material Discretionary Capex Work, which approval of Landlord shall be granted or withheld in Landlord’s commercially reasonable judgment; provided, however, that for any Material Required Capex Work submitted for Landlord’s approval after Landlord’s exercise of its Landlord Option for such Landlord Option Property, the following provisions shall apply: Page 10 45044.0000145044.00001

NewJCP Master Lease Summary of Terms and Conditions (x) Landlord may withhold such approval in its sole discretion; (y) if any Material Required Capex Work is required in an emergency, the Lease shall contain provisions requiring expedited Landlord approval and, if Landlord does not respond within five (5) Business Days, Landlord’s approval shall be deemed given for all reasonably-required emergency Material Required Capex Work; and (z) the foregoing will not affect Tenant’s to complete any Material Required Capex Work that has been approved by Landlord and commenced by Tenant prior to such exercise. If Landlord approves all or any portion of the Material Discretionary Capex Work or the Material Required Capex Work (as applicable, the “Material Capex Work”) pursuant to such Landlord Option Property Capital Plan and Tenant thereafter completes such approved Material Capex Work, the approved cost and the amortization period for such Material Capex Work, any other Discretionary Capex Work that is not Material Discretionary Capex Work and any other Required Capex Work that is not Material Capex Work (collectively, “Capex Work”) shall be the amounts used in calculating the unamortized costs of the foregoing Capex Work (the “Unamortized Capex Amounts”) that Landlord would be required to pay Tenant in the event that Landlord removes such Landlord Option Property from the Lease prior to the end of the applicable amortization period for such Capex Work. If Landlord disapproves all or any portion of the Material Capex Work pursuant to such Landlord Option Property Capital Plan, Tenant shall have the right to undertake such disapproved Material Capex Work but no portion of the cost of such disapproved Material Capex Work would be reimbursed to Tenant as Unamortized Capex Amounts in the event that Landlord removes such Landlord Option Property from the Lease prior to the end of the applicable amortization period for such Material Capex Work. For purposes of this provision, if Landlord exercises the Landlord Option more than 24 months in advance of removal, the post-exercise thresholds and the sole discretion approval standard set forth above for Material Discretionary Capex Work and Material Required Capex Work shall not apply until the date that is 24 months prior to removal. For the avoidance of doubt, Unamortized Capex Amounts shall not (except to the extent approved by Landlord in accordance with the foregoing provisions) include any Material Discretionary Capex Work following the Landlord’s exercise of the Landlord Option. Alterations: Tenant shall be permitted to make any alterations and improvements, subject to Landlord’s right to approve Material Alterations. As used herein, “Material Alterations” means alterations or improvements to a Property which: (a) affect the structural integrity of any portion of such Property (including, without limitation, any additions thereto); and/or (b) would exceed specific thresholds to be agreed between the parties in the Lease, (i) with the intention in establishing such thresholds of providing Tenant with operational flexibility to make such alterations as it determines are appropriate for the continued conduct of its business therein, and (ii) with Landlord’s consent not to be unreasonably withheld if such alterations exceed such thresholds but do not implicate clause (a) above. Tenant shall have the right to develop any vacant land or parking areas subject to the Lease (a) without Landlord consent if such development meets certain parameters to be agreed upon in the Lease or Page 11 45044.0000145044.00001NewJCP Master Lease Summary of Terms and Conditions (x) Landlord may withhold such approval in its sole discretion; (y) if any Material Required Capex Work is required in an emergency, the Lease shall contain provisions requiring expedited Landlord approval and, if Landlord does not respond within five (5) Business Days, Landlord’s approval shall be deemed given for all reasonably-required emergency Material Required Capex Work; and (z) the foregoing will not affect Tenant’s to complete any Material Required Capex Work that has been approved by Landlord and commenced by Tenant prior to such exercise. If Landlord approves all or any portion of the Material Discretionary Capex Work or the Material Required Capex Work (as applicable, the “Material Capex Work”) pursuant to such Landlord Option Property Capital Plan and Tenant thereafter completes such approved Material Capex Work, the approved cost and the amortization period for such Material Capex Work, any other Discretionary Capex Work that is not Material Discretionary Capex Work and any other Required Capex Work that is not Material Capex Work (collectively, “Capex Work”) shall be the amounts used in calculating the unamortized costs of the foregoing Capex Work (the “Unamortized Capex Amounts”) that Landlord would be required to pay Tenant in the event that Landlord removes such Landlord Option Property from the Lease prior to the end of the applicable amortization period for such Capex Work. If Landlord disapproves all or any portion of the Material Capex Work pursuant to such Landlord Option Property Capital Plan, Tenant shall have the right to undertake such disapproved Material Capex Work but no portion of the cost of such disapproved Material Capex Work would be reimbursed to Tenant as Unamortized Capex Amounts in the event that Landlord removes such Landlord Option Property from the Lease prior to the end of the applicable amortization period for such Material Capex Work. For purposes of this provision, if Landlord exercises the Landlord Option more than 24 months in advance of removal, the post-exercise thresholds and the sole discretion approval standard set forth above for Material Discretionary Capex Work and Material Required Capex Work shall not apply until the date that is 24 months prior to removal. For the avoidance of doubt, Unamortized Capex Amounts shall not (except to the extent approved by Landlord in accordance with the foregoing provisions) include any Material Discretionary Capex Work following the Landlord’s exercise of the Landlord Option. Alterations: Tenant shall be permitted to make any alterations and improvements, subject to Landlord’s right to approve Material Alterations. As used herein, “Material Alterations” means alterations or improvements to a Property which: (a) affect the structural integrity of any portion of such Property (including, without limitation, any additions thereto); and/or (b) would exceed specific thresholds to be agreed between the parties in the Lease, (i) with the intention in establishing such thresholds of providing Tenant with operational flexibility to make such alterations as it determines are appropriate for the continued conduct of its business therein, and (ii) with Landlord’s consent not to be unreasonably withheld if such alterations exceed such thresholds but do not implicate clause (a) above. Tenant shall have the right to develop any vacant land or parking areas subject to the Lease (a) without Landlord consent if such development meets certain parameters to be agreed upon in the Lease or Page 11 45044.0000145044.00001

NewJCP Master Lease Summary of Terms and Conditions (b) with Landlord’s sole approval if such development fails to meet such parameters. Financial Statements Landlord, Tenant and Lease Guarantors will mutually agree on a and Reporting: comprehensive reporting package that will include: (a) audited annual financial statements (within 60 days after the end of each fiscal year); (b) unaudited quarterly financial statements (within 45 days after the end of each fiscal quarter); and (c) monthly financial statements (within 30 days after the end of each month) with a reasonable scope of monthly reporting (including with respect to the second paragraph of this section) to be agreed upon in the Lease. Such reports, when delivered to Landlord by Tenant shall contain customary compliance certificates executed by the Chief Financial Officer of the Tenant and Lease Guarantors. To the extent Tenant and/or Lease Guarantors continue to file financial statements and other material events/documents with the SEC, such filings shall be delivered to Landlord and may (in certain circumstances to be agreed) be used to comply with these requirements. Landlord will also have the right to reasonably request (and Tenant shall provide) additional information to understand the Properties and operations and financial state of the Tenant or Lease Guarantors. In addition to the reports described throughout this Summary and further defined in the definitive documentation, the Tenant and Lease Guarantors will provide monthly reporting of sales and 4-Wall EBITDAR for each Property (based on a schedule to the Lease that shall set forth the calculation basis for 4-Wall EBITDAR), and the Lease Guarantors will provide quarterly calculation of Lease Guarantor covenant compliance; provided that all such reports and information shall be subject to a mutually agreed forms, definitions, supporting documentation and backup information. All commercially sensitive non-public financial information disclosed by Tenant or Lease Guarantors shall be held by Landlord as strictly confidential and Landlord shall not disclose such non-public financial information except: (a) to its officers, directors, employees, auditors, counsel, existing or prospective lenders or investors, or prospective purchasers, provided that any such third parties agree to keep such information confidential pursuant to non-disclosure agreements in a pre- approved form to be set forth in the Lease, as such form may be modified by the parties from time to time); (b) to the extent required to comply with its SEC and other regulatory reporting obligations as a publicly-traded REIT; and/or (c) to comply with any other legally-compelled disclosure (with notice to Tenant and Lease Guarantors and providing them an opportunity to limit or prevent such legally-compelled disclosure in accordance with applicable laws and regulations). Access: During the term of the Lease, the Landlord shall have the right to access the Properties for reasonable purposes, subject to customary advance notice (except in an emergency) and a covenant not to unreasonably disrupt Tenant’s business. Transition Services Prior to the closing of the Transactions, Landlord, Tenant and Lease Agreement: Guarantors will negotiate in good faith the terms of a Transition Services Page 12 45044.0000145044.00001NewJCP Master Lease Summary of Terms and Conditions (b) with Landlord’s sole approval if such development fails to meet such parameters. Financial Statements Landlord, Tenant and Lease Guarantors will mutually agree on a and Reporting: comprehensive reporting package that will include: (a) audited annual financial statements (within 60 days after the end of each fiscal year); (b) unaudited quarterly financial statements (within 45 days after the end of each fiscal quarter); and (c) monthly financial statements (within 30 days after the end of each month) with a reasonable scope of monthly reporting (including with respect to the second paragraph of this section) to be agreed upon in the Lease. Such reports, when delivered to Landlord by Tenant shall contain customary compliance certificates executed by the Chief Financial Officer of the Tenant and Lease Guarantors. To the extent Tenant and/or Lease Guarantors continue to file financial statements and other material events/documents with the SEC, such filings shall be delivered to Landlord and may (in certain circumstances to be agreed) be used to comply with these requirements. Landlord will also have the right to reasonably request (and Tenant shall provide) additional information to understand the Properties and operations and financial state of the Tenant or Lease Guarantors. In addition to the reports described throughout this Summary and further defined in the definitive documentation, the Tenant and Lease Guarantors will provide monthly reporting of sales and 4-Wall EBITDAR for each Property (based on a schedule to the Lease that shall set forth the calculation basis for 4-Wall EBITDAR), and the Lease Guarantors will provide quarterly calculation of Lease Guarantor covenant compliance; provided that all such reports and information shall be subject to a mutually agreed forms, definitions, supporting documentation and backup information. All commercially sensitive non-public financial information disclosed by Tenant or Lease Guarantors shall be held by Landlord as strictly confidential and Landlord shall not disclose such non-public financial information except: (a) to its officers, directors, employees, auditors, counsel, existing or prospective lenders or investors, or prospective purchasers, provided that any such third parties agree to keep such information confidential pursuant to non-disclosure agreements in a pre- approved form to be set forth in the Lease, as such form may be modified by the parties from time to time); (b) to the extent required to comply with its SEC and other regulatory reporting obligations as a publicly-traded REIT; and/or (c) to comply with any other legally-compelled disclosure (with notice to Tenant and Lease Guarantors and providing them an opportunity to limit or prevent such legally-compelled disclosure in accordance with applicable laws and regulations). Access: During the term of the Lease, the Landlord shall have the right to access the Properties for reasonable purposes, subject to customary advance notice (except in an emergency) and a covenant not to unreasonably disrupt Tenant’s business. Transition Services Prior to the closing of the Transactions, Landlord, Tenant and Lease Agreement: Guarantors will negotiate in good faith the terms of a Transition Services Page 12 45044.0000145044.00001

NewJCP Master Lease
Summary of Terms and Conditions

	Agreement whereby Tenant and Lease Guarantors (or their applicable affiliates) will provide certain services to Landlord at cost, plus a reasonable administrative fee, for up to 12 months following the commencement of the Lease, including but not limited to: (a) accounting; (b) finance; (c) tax; (d) regulatory; (e) legal; and (f) other customary services required to operate the REIT. In addition, prior to the closing of the Transactions, Landlord and NewJCP will discuss in good faith the employment by Landlord of certain of NewJCP's real estate and property management personnel.
Due Diligence Investigation:	The Lease is subject to the completion of real estate due diligence with respect to the Properties, the Landlord, the Tenant and the Lease Guarantors. Such diligence investigation will include, but not be limited to: ▪ the Separation Transaction; ▪ the corporate structure and capitalization of Landlord, Tenant and Lease Guarantors; ▪ completion of agreed upon procedures with respect to real estate operating expenses and square footage of the Properties; ▪ completion of property condition reports for the Properties; ▪ completion of environmental reports (including phase 2 reports where required) for the Properties; ▪ completion of zoning reports; ▪ an ALTA survey for the Properties; ▪ title insurance for the Properties; ▪ completion of investigation of pending litigation and other contingent liabilities with respect to the Properties; and ▪ any other due diligence required to finance the REIT.
Conditions Precedent to the Effectiveness of the Lease:	The obligation of the Landlord to enter in the Lease shall be subject to: ▪ opinion of counsel that the Lease is a true lease; ▪ conveyance of all ground leases, sub-leases, REAs and all other agreements material to the operation and ownership of the Properties; ▪ REA, ground lessor and similar third-party estoppels; ▪ no Material Adverse Effect or Property Material Adverse Effect; and ▪ completion of the Due Diligence Investigation and findings satisfactory to Landlord and Tenant.
Permitted Use; Operating Covenants:	Throughout the Term, Tenant shall operate and use each Property as: (a) a retail department store of the same or better quality as the applicable Property had as of the date of Lease commencement; or (b) any other Pre-Approved Other Use (as defined below)(the uses in clause (a) above and any Pre-Approved Other Use, collectively, a "Permitted Use") but in no event for (i) a Prohibited Use (defined below), without Landlord's prior written consent, which consent may be withheld in Landlord's sole discretion or (ii) an Unspecified Use (defined below) without Landlord's prior written consent, which consent may be withheld in Landlord's sole discretion. As used herein: (A) "Prohibited Use" means (1) any use prohibited by applicable legal requirements (including applicable zoning requirements), by applicable REAs or by any other documents governing the use of the related Property, or (2) gaming, amusement parks, water

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NewJCP Master Lease Summary of Terms and Conditions parks and certain other prohibited uses to be agreed in the Lease; (B) “Pre- Approved Other Use” means retail, office, hotel, residential, restaurant, food and beverage, grocery/supermarkets, medical, fitness, entertainment, warehouse, fulfilment, banking and financial (including tax preparation) services, real estate brokerage, insurance agencies, travel agencies, educational and vocational institutions and services, day care, hair, nail and beauty salons, barber shops and grooming services, spas, laundry and dry cleaning, pet care and grooming (including veterinary services and day care), tailor/seamstress, appliance, electronics, computer and other repair services, marketing/advertising services, courier, packing and shipping services, copying and printing services, exhibition and event space, and call centers; and (C) “Unspecified Use” means any lawful use that is not a Permitted Use or a Prohibited Use. The Lease will contain covenants requiring Tenant during the Term of the Lease to: (a) continuously operate each Property in accordance with the Permitted Use, subject to the provisions herein relating to Go-Dark Properties and the other removal, termination and substitution rights of Tenant set forth in this Summary, and also subject to customary carveouts for (i) temporary cessations in connection with a casualty, condemnation or alterations made in accordance with the Lease, (ii) ordinary course closures of stores outside of regular business hours and (iii) discretionary (and temporary) closures in the commercially reasonable judgment of Tenant or closures required by applicable law, including “blue laws” closures on Sundays, health-related (e.g., COVID-19) closures, and closure in response to civil unrest; and (b) comply with all continuous operation and other covenants, restrictions and obligations contained in any reciprocal easement agreement (an “REA”) or other similar agreement relating to or governing Tenant’s occupancy at the Properties (collectively, “Property Documents”) and/or any ground lease (a “Ground Lease”). With respect to all Ground Leases and Property Documents: (i) Tenant shall promptly deliver to Landlord all notices (including any actual or threatened defaults or enforcement actions thereunder) received from any third party under such Ground Leases and Property Documents; (ii) Tenant will be required to cooperate with Landlord in connection with compliance with all relevant obligations under the Ground Leases and Property Documents, including providing any required reporting to and obtaining necessary consents from ground lessors; and (iii) for any Property located at a S/B Shopping Center, Tenant shall have the right, power and authority to alter, amend or modify any Property Documents (as well as exercise any approval, consent or other similar right under such Property Documents) (each, an “REA Action”) without Landlord’s consent; provided, however, that (A) Tenant shall provide advance written notice to Landlord, together with a reasonably-detailed description of the proposed REA Action (and, with respect to written modifications, copies thereof), as well as the opportunity to consult with Tenant, in each case not less than ten (10) days prior to the effective date of such proposed REA Action and (B) if such proposed REA Action would (1) restrict Landlord’s right to transfer or finance all or any portion of the Property during the Term, (2) restrict Landlord’s right to transfer, finance, improve, develop, redevelop, demolish or otherwise use and enjoy any Property upon the expiration or earlier termination of the Term, (3) modify any Landlord purchase rights (or grant any purchase rights or preferential rights (e.g., Page 14 45044.0000145044.00001NewJCP Master Lease Summary of Terms and Conditions parks and certain other prohibited uses to be agreed in the Lease; (B) “Pre- Approved Other Use” means retail, office, hotel, residential, restaurant, food and beverage, grocery/supermarkets, medical, fitness, entertainment, warehouse, fulfilment, banking and financial (including tax preparation) services, real estate brokerage, insurance agencies, travel agencies, educational and vocational institutions and services, day care, hair, nail and beauty salons, barber shops and grooming services, spas, laundry and dry cleaning, pet care and grooming (including veterinary services and day care), tailor/seamstress, appliance, electronics, computer and other repair services, marketing/advertising services, courier, packing and shipping services, copying and printing services, exhibition and event space, and call centers; and (C) “Unspecified Use” means any lawful use that is not a Permitted Use or a Prohibited Use. The Lease will contain covenants requiring Tenant during the Term of the Lease to: (a) continuously operate each Property in accordance with the Permitted Use, subject to the provisions herein relating to Go-Dark Properties and the other removal, termination and substitution rights of Tenant set forth in this Summary, and also subject to customary carveouts for (i) temporary cessations in connection with a casualty, condemnation or alterations made in accordance with the Lease, (ii) ordinary course closures of stores outside of regular business hours and (iii) discretionary (and temporary) closures in the commercially reasonable judgment of Tenant or closures required by applicable law, including “blue laws” closures on Sundays, health-related (e.g., COVID-19) closures, and closure in response to civil unrest; and (b) comply with all continuous operation and other covenants, restrictions and obligations contained in any reciprocal easement agreement (an “REA”) or other similar agreement relating to or governing Tenant’s occupancy at the Properties (collectively, “Property Documents”) and/or any ground lease (a “Ground Lease”). With respect to all Ground Leases and Property Documents: (i) Tenant shall promptly deliver to Landlord all notices (including any actual or threatened defaults or enforcement actions thereunder) received from any third party under such Ground Leases and Property Documents; (ii) Tenant will be required to cooperate with Landlord in connection with compliance with all relevant obligations under the Ground Leases and Property Documents, including providing any required reporting to and obtaining necessary consents from ground lessors; and (iii) for any Property located at a S/B Shopping Center, Tenant shall have the right, power and authority to alter, amend or modify any Property Documents (as well as exercise any approval, consent or other similar right under such Property Documents) (each, an “REA Action”) without Landlord’s consent; provided, however, that (A) Tenant shall provide advance written notice to Landlord, together with a reasonably-detailed description of the proposed REA Action (and, with respect to written modifications, copies thereof), as well as the opportunity to consult with Tenant, in each case not less than ten (10) days prior to the effective date of such proposed REA Action and (B) if such proposed REA Action would (1) restrict Landlord’s right to transfer or finance all or any portion of the Property during the Term, (2) restrict Landlord’s right to transfer, finance, improve, develop, redevelop, demolish or otherwise use and enjoy any Property upon the expiration or earlier termination of the Term, (3) modify any Landlord purchase rights (or grant any purchase rights or preferential rights (e.g., Page 14 45044.0000145044.00001

NewJCP Master Lease Summary of Terms and Conditions ROFRs) to other parties), (4) terminate, or extend or modify the termination provisions of, the Property Documents, (5) materially adversely affect ingress or egress to or from, or the visibility of, the Property, (6) occur during the 24 month period prior to (or have effect after) the removal of any Landlord Option Property for which Landlord has exercised the Landlord Option, or (7) materially increase Landlord’s obligations, or materially decrease Landlord’s rights (as property owner), under the applicable Property Documents, then Landlord’s prior written consent shall be required, which may be granted or withheld in Landlord’s commercially reasonable judgment as to clauses (1) through (4), (6) and (7) above and may be granted or withheld in Landlord’s sole discretion as to clause (5) above. For any Property not located at a S/B Shopping Center, Landlord shall have the right, power and authority to take or enter into any REA Action without Tenant’s consent; provided, however, that not less than ten (10) days prior to the effective date of the proposed REA Action, Landlord shall provide Tenant with written notice, together with a reasonably-detailed description, of the proposed REA Action (and, with respect to written modifications, copies thereof), as well as the opportunity to consult with Landlord. In addition, if such proposed REA Action would (y) materially adversely affect ingress or egress to or from, or the visibility of, the Property or (z) materially increase Tenant’s obligations, or materially decrease Tenant’s rights, under the Lease, then Tenant’s prior written consent shall be required, which consent may be granted or withheld in Tenant’s sole discretion as to clause (y) above and may be granted or withheld in Tenant’s commercially reasonable judgment as to clause (z) above. Tenant shall be required to provide Landlord with notice of any actual or threatened breach of the continuous operation covenants set forth in the Lease. Store-Within-A- Notwithstanding the subletting and assignment provisions below, Tenant Store: shall have the right to retain, terminate and, so long as they are bona fide licensing transactions not designed to circumvent the Landlord’s subletting and assignment consent rights below, enter into new store- within-a-store licenses, departmental licenses or similar arrangements at the Properties (all such arrangements, “Licenses”). Landlord Sale of Landlord shall have the right to sell one or more of the Properties (each, a Property: “Property Sale”) without the consent of Tenant. To the extent fewer than all of the Properties are sold, Tenant and Lease Guarantor will agree to promptly enter into Severed Lease Documents for the sold Properties on the same terms as the original Primary Lease Documents, except that the rent for the sold Properties shall be the Rent Reduction Amount for such sold Properties under the Lease, and the Lease shall be modified to reflect such sale and the reduction of the Base Rent under the Lease equal to such Rent Reduction Amount. Any such sale of a Property to a third party shall be subject to the First Offer Right or ROFO, as applicable, described above. Assignment and Tenant shall not, directly or indirectly, assign, sublease, mortgage, Subletting by Tenant: encumber or otherwise transfer any interest in the Lease or in the Properties (collectively, a “Transfer”), without Landlord’s prior written Page 15 45044.0000145044.00001NewJCP Master Lease Summary of Terms and Conditions ROFRs) to other parties), (4) terminate, or extend or modify the termination provisions of, the Property Documents, (5) materially adversely affect ingress or egress to or from, or the visibility of, the Property, (6) occur during the 24 month period prior to (or have effect after) the removal of any Landlord Option Property for which Landlord has exercised the Landlord Option, or (7) materially increase Landlord’s obligations, or materially decrease Landlord’s rights (as property owner), under the applicable Property Documents, then Landlord’s prior written consent shall be required, which may be granted or withheld in Landlord’s commercially reasonable judgment as to clauses (1) through (4), (6) and (7) above and may be granted or withheld in Landlord’s sole discretion as to clause (5) above. For any Property not located at a S/B Shopping Center, Landlord shall have the right, power and authority to take or enter into any REA Action without Tenant’s consent; provided, however, that not less than ten (10) days prior to the effective date of the proposed REA Action, Landlord shall provide Tenant with written notice, together with a reasonably-detailed description, of the proposed REA Action (and, with respect to written modifications, copies thereof), as well as the opportunity to consult with Landlord. In addition, if such proposed REA Action would (y) materially adversely affect ingress or egress to or from, or the visibility of, the Property or (z) materially increase Tenant’s obligations, or materially decrease Tenant’s rights, under the Lease, then Tenant’s prior written consent shall be required, which consent may be granted or withheld in Tenant’s sole discretion as to clause (y) above and may be granted or withheld in Tenant’s commercially reasonable judgment as to clause (z) above. Tenant shall be required to provide Landlord with notice of any actual or threatened breach of the continuous operation covenants set forth in the Lease. Store-Within-A- Notwithstanding the subletting and assignment provisions below, Tenant Store: shall have the right to retain, terminate and, so long as they are bona fide licensing transactions not designed to circumvent the Landlord’s subletting and assignment consent rights below, enter into new store- within-a-store licenses, departmental licenses or similar arrangements at the Properties (all such arrangements, “Licenses”). Landlord Sale of Landlord shall have the right to sell one or more of the Properties (each, a Property: “Property Sale”) without the consent of Tenant. To the extent fewer than all of the Properties are sold, Tenant and Lease Guarantor will agree to promptly enter into Severed Lease Documents for the sold Properties on the same terms as the original Primary Lease Documents, except that the rent for the sold Properties shall be the Rent Reduction Amount for such sold Properties under the Lease, and the Lease shall be modified to reflect such sale and the reduction of the Base Rent under the Lease equal to such Rent Reduction Amount. Any such sale of a Property to a third party shall be subject to the First Offer Right or ROFO, as applicable, described above. Assignment and Tenant shall not, directly or indirectly, assign, sublease, mortgage, Subletting by Tenant: encumber or otherwise transfer any interest in the Lease or in the Properties (collectively, a “Transfer”), without Landlord’s prior written Page 15 45044.0000145044.00001

NewJCP Master Lease Summary of Terms and Conditions consent; provided, however, that: (a) notice but no Landlord consent shall be required for any sublease to an affiliate of Tenant in connection with a bona fide transaction not designed to circumvent the Landlord’s consent rights; (b) notice but no Landlord consent shall be required for any assignment to an affiliate of Tenant with respect to all of the Properties in connection with a bona fide transaction not designed to circumvent the Landlord’s consent rights; and (c) Landlord’s reasonable consent shall be required for any proposed sublease to a third party for all or any portion of a Property for all or any portion of the remaining Term; provided, however, that up to 15% of the aggregate square feet of space at the Properties may be sublet to one or more third parties upon notice to, but without the consent of, the Landlord. In the case of any sublease, Tenant and Lease Guarantor shall remain liable for the obligations of Tenant under the Lease and, in the case of any affiliate assignment, Lease Guarantor shall remain liable for the obligations of the assignee Tenant under the Lease and the assignee shall provide Primary Lease Documents to Landlord. No assignment and no sublease (whether to an affiliate or a third party) shall be subject to any recapture or profit-sharing rights in favor of Landlord. Tenant shall be permitted to collaterally assign (but not mortgage) the Lease in connection with a term loan and/or asset-based financing. The parties agree that subleases do not include Licenses. Casualty: In the event of any casualty with respect to all or any portion of a Property, Tenant shall be obligated to rebuild/restore such Property to substantially the same (or better) condition as existed immediately before the occurrence of such casualty and shall have no right to terminate the Lease (except as provided below) or abate rent on account of such casualty. If a Major Casualty (to be defined in the Lease as a casualty that damages 50% or more of the square footage of the improvements at the Property) that (a) occurs within two years prior to the expiration of the Initial Term or any renewal term (unless Tenant has exercised its option to extend the Initial Term or such renewal term beyond such expiration thereof), or (b) for Sub-Performing Properties only, occurs at any time during a renewal term, Tenant may elect to terminate the Lease solely as to the affected Property. Condemnation: If all of any individual Property under the Lease is permanently taken, or if a substantial portion of such Property is taken such that the same is rendered Unsuitable for its Primary Intended Use (definition to be mutually agreed), then the Lease will terminate as to such individual Property, the Rent shall be reduced by the Rent Reduction Amount for the applicable Property and Tenant shall be released from all obligations and liabilities with respect to such Property that accrue from and after the date of the taking. In any such case (when the applicable Property or portion thereof is removed from the Lease), the applicable award will be distributed, first to Landlord in payment of the value of Landlord’s interest in the applicable Property, then to Tenant in payment of the value of the Tenant’s leasehold interest which was so taken, plus other consideration (but excluding the value of Landlord’s interest in the applicable Property) as permitted by the local jurisdiction for the applicable Property, and the balance of the award if any, to Landlord. In the case of a partial or non- permanent condemnation in which the applicable Property is not rendered Unsuitable for its Primary Intended Use, the Lease will continue unabated; it being understood and agreed that the award (a) in the case of a partial Page 16 45044.0000145044.00001NewJCP Master Lease Summary of Terms and Conditions consent; provided, however, that: (a) notice but no Landlord consent shall be required for any sublease to an affiliate of Tenant in connection with a bona fide transaction not designed to circumvent the Landlord’s consent rights; (b) notice but no Landlord consent shall be required for any assignment to an affiliate of Tenant with respect to all of the Properties in connection with a bona fide transaction not designed to circumvent the Landlord’s consent rights; and (c) Landlord’s reasonable consent shall be required for any proposed sublease to a third party for all or any portion of a Property for all or any portion of the remaining Term; provided, however, that up to 15% of the aggregate square feet of space at the Properties may be sublet to one or more third parties upon notice to, but without the consent of, the Landlord. In the case of any sublease, Tenant and Lease Guarantor shall remain liable for the obligations of Tenant under the Lease and, in the case of any affiliate assignment, Lease Guarantor shall remain liable for the obligations of the assignee Tenant under the Lease and the assignee shall provide Primary Lease Documents to Landlord. No assignment and no sublease (whether to an affiliate or a third party) shall be subject to any recapture or profit-sharing rights in favor of Landlord. Tenant shall be permitted to collaterally assign (but not mortgage) the Lease in connection with a term loan and/or asset-based financing. The parties agree that subleases do not include Licenses. Casualty: In the event of any casualty with respect to all or any portion of a Property, Tenant shall be obligated to rebuild/restore such Property to substantially the same (or better) condition as existed immediately before the occurrence of such casualty and shall have no right to terminate the Lease (except as provided below) or abate rent on account of such casualty. If a Major Casualty (to be defined in the Lease as a casualty that damages 50% or more of the square footage of the improvements at the Property) that (a) occurs within two years prior to the expiration of the Initial Term or any renewal term (unless Tenant has exercised its option to extend the Initial Term or such renewal term beyond such expiration thereof), or (b) for Sub-Performing Properties only, occurs at any time during a renewal term, Tenant may elect to terminate the Lease solely as to the affected Property. Condemnation: If all of any individual Property under the Lease is permanently taken, or if a substantial portion of such Property is taken such that the same is rendered Unsuitable for its Primary Intended Use (definition to be mutually agreed), then the Lease will terminate as to such individual Property, the Rent shall be reduced by the Rent Reduction Amount for the applicable Property and Tenant shall be released from all obligations and liabilities with respect to such Property that accrue from and after the date of the taking. In any such case (when the applicable Property or portion thereof is removed from the Lease), the applicable award will be distributed, first to Landlord in payment of the value of Landlord’s interest in the applicable Property, then to Tenant in payment of the value of the Tenant’s leasehold interest which was so taken, plus other consideration (but excluding the value of Landlord’s interest in the applicable Property) as permitted by the local jurisdiction for the applicable Property, and the balance of the award if any, to Landlord. In the case of a partial or non- permanent condemnation in which the applicable Property is not rendered Unsuitable for its Primary Intended Use, the Lease will continue unabated; it being understood and agreed that the award (a) in the case of a partial Page 16 45044.0000145044.00001

NewJCP Master Lease Summary of Terms and Conditions condemnation shall be distributed in the same manner as set forth above for a total or substantial taking and (b) in the case of a non-permanent condemnation shall be distributed to Tenant in its entirety. Quarterly Tenant shall make available its senior management to hold quarterly Management meetings with Landlord to discuss matters relating to the Properties, Meeting: Tenant, and Lease Guarantors. Events of Default: The following shall be events of default (each, an “Event of Default”) under the Lease: (a) failure to pay Base Rent after notice and 3 Business Days (provided that if Tenant fails to timely pay any instalment of Base Rent more than twice in any calendar year, there shall be no notice or grace period applicable to the non-payment of any instalment of Base Rent for the remainder of such calendar year); (b) failure to pay any other Rent after notice and 30 days; (c) Financial Covenant Breach that is not cured within 45 days after notice; (d) voluntary bankruptcy, failure to maintain insurance coverage and the incurrence of secured debt prohibited by the Lease, none of which shall be subject to notice or cure periods (the Events of Default in clause (a)-(d) are the “Major Defaults”); (e) violations of the restrictions on subletting and assignment prohibited by the Lease, after notice and 30 days in each case, and (f) all other non-monetary defaults shall be subject to notice and a 30 day cure period with the ability to extend for an additional period of time (not to exceed 90 days unless Landlord reasonably approves such extension) if reasonably necessary to effectuate such cure and Tenant is diligently pursuing such cure. If an Event of Default occurs with respect to an individual Property and such Event of Default is not a Major Default, (i) such Event of Default shall not cause a cross default across the Lease and Landlord’s remedies for such Event of Default shall be limited to such individual Property and (ii) Tenant shall have the right to remove such Property and replace it with a Qualifying Tenant Replacement Property; provided that such default substitution right may not be exercised by Tenant more than three times per Lease Year or with respect to more than 25 Properties during the Initial Term. The Lease shall contain an expedited arbitration provision with respect to any alleged breach by Landlord of its consent obligations under the Lease but Landlord shall not be subject to damage claims for any such breach unless a court of competent jurisdiction determines that such breach was in bad faith, in which case Tenant may recover its actual out-of-pocket damages. Remedies Upon Event Upon an Event of Default by Tenant under the Lease (and subject in all of Default: events to Tenant’s right to substitute defaulted Properties as set forth above), then Landlord shall be entitled to: (a) accelerate all Rent remaining due in the Term (including any renewal term for which Tenant has exercised its renewal option) and seek damages from Tenant and each of the Lease Guarantors with respect to such accelerated Rent in accordance with applicable law, but in no event shall such accelerated Rent and damages exceed the difference between (i) the net present value of the Rent for the applicable Properties for the balance of such Term, minus (ii) the net present value of the fair market rental for the applicable Properties for the balance of such Term (excluding any unexercised renewal option); (b) terminate the Lease (limited to the defaulting Property if the Event of Page 17 45044.0000145044.00001NewJCP Master Lease Summary of Terms and Conditions condemnation shall be distributed in the same manner as set forth above for a total or substantial taking and (b) in the case of a non-permanent condemnation shall be distributed to Tenant in its entirety. Quarterly Tenant shall make available its senior management to hold quarterly Management meetings with Landlord to discuss matters relating to the Properties, Meeting: Tenant, and Lease Guarantors. Events of Default: The following shall be events of default (each, an “Event of Default”) under the Lease: (a) failure to pay Base Rent after notice and 3 Business Days (provided that if Tenant fails to timely pay any instalment of Base Rent more than twice in any calendar year, there shall be no notice or grace period applicable to the non-payment of any instalment of Base Rent for the remainder of such calendar year); (b) failure to pay any other Rent after notice and 30 days; (c) Financial Covenant Breach that is not cured within 45 days after notice; (d) voluntary bankruptcy, failure to maintain insurance coverage and the incurrence of secured debt prohibited by the Lease, none of which shall be subject to notice or cure periods (the Events of Default in clause (a)-(d) are the “Major Defaults”); (e) violations of the restrictions on subletting and assignment prohibited by the Lease, after notice and 30 days in each case, and (f) all other non-monetary defaults shall be subject to notice and a 30 day cure period with the ability to extend for an additional period of time (not to exceed 90 days unless Landlord reasonably approves such extension) if reasonably necessary to effectuate such cure and Tenant is diligently pursuing such cure. If an Event of Default occurs with respect to an individual Property and such Event of Default is not a Major Default, (i) such Event of Default shall not cause a cross default across the Lease and Landlord’s remedies for such Event of Default shall be limited to such individual Property and (ii) Tenant shall have the right to remove such Property and replace it with a Qualifying Tenant Replacement Property; provided that such default substitution right may not be exercised by Tenant more than three times per Lease Year or with respect to more than 25 Properties during the Initial Term. The Lease shall contain an expedited arbitration provision with respect to any alleged breach by Landlord of its consent obligations under the Lease but Landlord shall not be subject to damage claims for any such breach unless a court of competent jurisdiction determines that such breach was in bad faith, in which case Tenant may recover its actual out-of-pocket damages. Remedies Upon Event Upon an Event of Default by Tenant under the Lease (and subject in all of Default: events to Tenant’s right to substitute defaulted Properties as set forth above), then Landlord shall be entitled to: (a) accelerate all Rent remaining due in the Term (including any renewal term for which Tenant has exercised its renewal option) and seek damages from Tenant and each of the Lease Guarantors with respect to such accelerated Rent in accordance with applicable law, but in no event shall such accelerated Rent and damages exceed the difference between (i) the net present value of the Rent for the applicable Properties for the balance of such Term, minus (ii) the net present value of the fair market rental for the applicable Properties for the balance of such Term (excluding any unexercised renewal option); (b) terminate the Lease (limited to the defaulting Property if the Event of Page 17 45044.0000145044.00001

NewJCP Master Lease Summary of Terms and Conditions Default is not a Major Default); (c) terminate the Tenant’s right to possession (with or without terminating the Lease and limited to the defaulting Property if the Event of Default is not a Major Default); (d) enforce the Lease Guaranty, subject to the terms set forth herein; (e) enforce the Equity Pledge; and/or (f) exercise any other rights and remedies available to it under the Lease, in equity or at law. Landlord will agree to mitigate damages with respect to a particular Property following an Event of Default to the extent it has a duty to mitigate under the laws of the state in which such Property is located. REIT Provisions: Each Lease shall contain certain provisions required to satisfy REIT- related requirements applicable to Landlord, including: ƒ Tenant shall not sublet, assign or enter into any management arrangements for the Leased Property pursuant to which subtenant rent would be based on net income or profits of the subtenant in any manner which could reasonably be expected to cause any portion of the amounts received by Landlord pursuant to the applicable Lease to fail to qualify as “rents from real property” within the meaning of Section 856(d) of the Code (or any similar or successor provision thereto), or which could reasonably be expected to cause any other income of Landlord to fail to qualify as income described in Section 856(c)(2) of the Code. ƒ Landlord shall have the right to assign the Leases to another person (e.g., a taxable REIT subsidiary) in order to maintain landlord’s REIT status. ƒ Tenant shall be obligated to provide information to Landlord necessary to verify REIT compliance. Unitary Lease: The Lease constitutes one single, unitary, indivisible lease of the entirety of the Properties and not separate or severable leases governed by similar terms. The demised premises comprising the Properties constitutes one indivisible economic unit, and the rent and all other economic and other material lease provisions have been extensively negotiated and agreed to, based on the understanding and agreement of the parties (and each of the parties has entered into this Lease in reliance thereon, and it is a material inducement to each of them), that the demise of all of the demised premises to Tenant herein is a single, unitary, indivisible, composite, and inseparable transaction. Except as expressly provided in the Lease for specific purposes (and then only to the extent so expressly provided), all provisions of the Lease apply equally and uniformly to all of the demised premises as one indivisible unit. The parties intend that the Lease shall be, and the provisions of the Lease shall at all times be construed, interpreted and applied so as to carry out their mutual objective to create a single, unitary, indivisible lease of all of the demised premises and, in particular but without limitation, that, for purposes of 11 U.S.C. Section 365, or any successor or replacement thereof or any analogous state law, or any attempt thereunder to assume, reject or assign the Lease in whole or in part, the Lease is one indivisible and non-severable lease and executory contract dealing with one legal and economic unit and that the Lease must be assumed, rejected or assigned as a whole with respect to all (and only as to all) of the demised premises. Page 18 45044.0000145044.00001NewJCP Master Lease Summary of Terms and Conditions Default is not a Major Default); (c) terminate the Tenant’s right to possession (with or without terminating the Lease and limited to the defaulting Property if the Event of Default is not a Major Default); (d) enforce the Lease Guaranty, subject to the terms set forth herein; (e) enforce the Equity Pledge; and/or (f) exercise any other rights and remedies available to it under the Lease, in equity or at law. Landlord will agree to mitigate damages with respect to a particular Property following an Event of Default to the extent it has a duty to mitigate under the laws of the state in which such Property is located. REIT Provisions: Each Lease shall contain certain provisions required to satisfy REIT- related requirements applicable to Landlord, including: ƒ Tenant shall not sublet, assign or enter into any management arrangements for the Leased Property pursuant to which subtenant rent would be based on net income or profits of the subtenant in any manner which could reasonably be expected to cause any portion of the amounts received by Landlord pursuant to the applicable Lease to fail to qualify as “rents from real property” within the meaning of Section 856(d) of the Code (or any similar or successor provision thereto), or which could reasonably be expected to cause any other income of Landlord to fail to qualify as income described in Section 856(c)(2) of the Code. ƒ Landlord shall have the right to assign the Leases to another person (e.g., a taxable REIT subsidiary) in order to maintain landlord’s REIT status. ƒ Tenant shall be obligated to provide information to Landlord necessary to verify REIT compliance. Unitary Lease: The Lease constitutes one single, unitary, indivisible lease of the entirety of the Properties and not separate or severable leases governed by similar terms. The demised premises comprising the Properties constitutes one indivisible economic unit, and the rent and all other economic and other material lease provisions have been extensively negotiated and agreed to, based on the understanding and agreement of the parties (and each of the parties has entered into this Lease in reliance thereon, and it is a material inducement to each of them), that the demise of all of the demised premises to Tenant herein is a single, unitary, indivisible, composite, and inseparable transaction. Except as expressly provided in the Lease for specific purposes (and then only to the extent so expressly provided), all provisions of the Lease apply equally and uniformly to all of the demised premises as one indivisible unit. The parties intend that the Lease shall be, and the provisions of the Lease shall at all times be construed, interpreted and applied so as to carry out their mutual objective to create a single, unitary, indivisible lease of all of the demised premises and, in particular but without limitation, that, for purposes of 11 U.S.C. Section 365, or any successor or replacement thereof or any analogous state law, or any attempt thereunder to assume, reject or assign the Lease in whole or in part, the Lease is one indivisible and non-severable lease and executory contract dealing with one legal and economic unit and that the Lease must be assumed, rejected or assigned as a whole with respect to all (and only as to all) of the demised premises. Page 18 45044.0000145044.00001

NewJCP Master Lease Summary of Terms and Conditions Landlord Financing: Tenant acknowledges that the REIT intends to obtain financing for a portion of its cost to acquire the Properties and agrees to reasonably cooperate with the requests of the REIT’s lenders in connection with such financing. The Lease shall contain reasonable and customary lender protection provisions, including a subordination, non-disturbance and attornment agreement (in a form reasonably acceptable to Tenant) to be executed by Tenant in favor of such lenders. Tenant’s interest as tenant under the Lease shall not be subject to any leasehold mortgages but may be collaterally assigned in connection with a term loan and/or asset-based lending financing. Governing Law: New York, except that the provisions relating to the creation of the leasehold estate and remedies concerning recovery of possession of the Properties shall be governed by the law of the state where the applicable Property is located. Page 19 45044.0000145044.00001NewJCP Master Lease Summary of Terms and Conditions Landlord Financing: Tenant acknowledges that the REIT intends to obtain financing for a portion of its cost to acquire the Properties and agrees to reasonably cooperate with the requests of the REIT’s lenders in connection with such financing. The Lease shall contain reasonable and customary lender protection provisions, including a subordination, non-disturbance and attornment agreement (in a form reasonably acceptable to Tenant) to be executed by Tenant in favor of such lenders. Tenant’s interest as tenant under the Lease shall not be subject to any leasehold mortgages but may be collaterally assigned in connection with a term loan and/or asset-based lending financing. Governing Law: New York, except that the provisions relating to the creation of the leasehold estate and remedies concerning recovery of possession of the Properties shall be governed by the law of the state where the applicable Property is located. Page 19 45044.0000145044.00001

SCHEDULE A Core Properties [Agreed Core Properties] Page 20 45044.0000145044.00001 SCHEDULE A Core Properties [Agreed Core Properties] Page 20 45044.0000145044.00001

SCHEDULE B Landlord Option Properties [Agreed Landlord Option Properties] Page 21 45044.0000145044.00001 SCHEDULE B Landlord Option Properties [Agreed Landlord Option Properties] Page 21 45044.0000145044.00001

SCHEDULE C Tenant Option Properties [Agreed Tenant Option Properties] Page 22 45044.0000145044.00001 SCHEDULE C Tenant Option Properties [Agreed Tenant Option Properties] Page 22 45044.0000145044.00001

SCHEDULE D Go-Dark-No Substitution Properties [Agreed Go-Dark-No Substitution Properties] Page 23 45044.0000145044.00001 SCHEDULE D Go-Dark-No Substitution Properties [Agreed Go-Dark-No Substitution Properties] Page 23 45044.0000145044.00001

Exhibit F Distribution Center Master Lease Agreement Terms (See attached.)Exhibit F Distribution Center Master Lease Agreement Terms (See attached.)

NewJCP Distribution Center Leases Summary of Terms and Conditions This Summary of Terms and Conditions (this “Summary”) (a) is issued in connection with (i) the Restructuring Support Agreement (the “RSA”), dated May 15, 2020, among J.C. Penney Company (“JCP”) and the Consenting First Lien Lenders (as defined in the RSA) and (ii) the NewJCP Master Lease Summary of Terms and Conditions dated as of July 30, 2020 (the “Master Lease Term Sheet”) and (b) sets forth certain of the material terms on which the parties hereto intend to structure the transactions described herein (collectively, the “Transactions”). This Summary is for discussion purposes only and is not intended to be, and is not, a binding obligation on any party’s part to consummate the Transactions. Consummation of the Transactions is conditioned upon the approval of the Consenting First Lien Lenders, Landlord’s completion of due diligence satisfactory to Landlord and the execution of definitive agreements satisfactory to Landlord, Tenant and Lease Guarantors. The terms set forth in this Summary and the accompanying NewJCP bid structure assume that any third party bids for NewJCP will reflect, in addition to the going concern operating value of NewJCP, the value of all hard assets in NewJCP, including, without limitation, the value of all real estate and intellectual property held by NewJCP. Note: all terms of this Summary are subject to ongoing due diligence, tax, and bankruptcy review. Landlord: One or more newly-formed, wholly-owned direct or indirect subsidiaries of the Operating Partnership that is wholly-owned by the REIT (as defined in the Master Lease Term Sheet). Tenant: A newly-formed bankruptcy remote special purpose entity that is a direct wholly-owned subsidiary of J.C. Penney Company, Inc., as reorganized pursuant to the Plan (as defined in the RSA) (“NewJCP”) and that leases the Properties. Lease Guarantors: The same Lease Guarantors as identified in the Master Lease Term Sheet, which Lease Guarantors will provide an unconditional guaranty of full payment and performance of all obligations of the Tenant during the entire Term under the Lease (the “Lease Guaranty” and, together with the Lease, the “Primary Lease Documents”). The Lease Guarantors will be subject to the following covenants: (a) during the existence of an Event of Default (defined below) or during the existence of any Financial Covenant Breach (defined below), the Lease Guarantors will be prohibited from making distributions, selling or transferring assets (other than to any affiliate that is also a Lease Guarantor), or incurring new indebtedness (excluding unsecured trade debt that (i) is not evidenced by a note, (ii) is not more than 60 days delinquent and (iii) does not exceed 2% of the amount of its existing ABL facility plus any other secured indebtedness (“Permitted Indebtedness”); and (b) if a Financial Covenant Breach shall result from any distributions, asset sales (other than to an affiliate that is also a Lease Guarantor) or incurrence of new indebtedness, such distributions, asset sales or new indebtedness shall be prohibited. The Lease Guarantors will not permit the consolidated tangible net worth of NewJCP measured as of the last day of each fiscal quarter commencing with the fiscal quarter ending on or about April 30, 2022 to decline by more than 50% of the Reference TNW. “Reference TNW” shall mean the consolidated tangible net worth on the opening balance sheet of Page 1 45044.00001NewJCP Distribution Center Leases Summary of Terms and Conditions This Summary of Terms and Conditions (this “Summary”) (a) is issued in connection with (i) the Restructuring Support Agreement (the “RSA”), dated May 15, 2020, among J.C. Penney Company (“JCP”) and the Consenting First Lien Lenders (as defined in the RSA) and (ii) the NewJCP Master Lease Summary of Terms and Conditions dated as of July 30, 2020 (the “Master Lease Term Sheet”) and (b) sets forth certain of the material terms on which the parties hereto intend to structure the transactions described herein (collectively, the “Transactions”). This Summary is for discussion purposes only and is not intended to be, and is not, a binding obligation on any party’s part to consummate the Transactions. Consummation of the Transactions is conditioned upon the approval of the Consenting First Lien Lenders, Landlord’s completion of due diligence satisfactory to Landlord and the execution of definitive agreements satisfactory to Landlord, Tenant and Lease Guarantors. The terms set forth in this Summary and the accompanying NewJCP bid structure assume that any third party bids for NewJCP will reflect, in addition to the going concern operating value of NewJCP, the value of all hard assets in NewJCP, including, without limitation, the value of all real estate and intellectual property held by NewJCP. Note: all terms of this Summary are subject to ongoing due diligence, tax, and bankruptcy review. Landlord: One or more newly-formed, wholly-owned direct or indirect subsidiaries of the Operating Partnership that is wholly-owned by the REIT (as defined in the Master Lease Term Sheet). Tenant: A newly-formed bankruptcy remote special purpose entity that is a direct wholly-owned subsidiary of J.C. Penney Company, Inc., as reorganized pursuant to the Plan (as defined in the RSA) (“NewJCP”) and that leases the Properties. Lease Guarantors: The same Lease Guarantors as identified in the Master Lease Term Sheet, which Lease Guarantors will provide an unconditional guaranty of full payment and performance of all obligations of the Tenant during the entire Term under the Lease (the “Lease Guaranty” and, together with the Lease, the “Primary Lease Documents”). The Lease Guarantors will be subject to the following covenants: (a) during the existence of an Event of Default (defined below) or during the existence of any Financial Covenant Breach (defined below), the Lease Guarantors will be prohibited from making distributions, selling or transferring assets (other than to any affiliate that is also a Lease Guarantor), or incurring new indebtedness (excluding unsecured trade debt that (i) is not evidenced by a note, (ii) is not more than 60 days delinquent and (iii) does not exceed 2% of the amount of its existing ABL facility plus any other secured indebtedness (“Permitted Indebtedness”); and (b) if a Financial Covenant Breach shall result from any distributions, asset sales (other than to an affiliate that is also a Lease Guarantor) or incurrence of new indebtedness, such distributions, asset sales or new indebtedness shall be prohibited. The Lease Guarantors will not permit the consolidated tangible net worth of NewJCP measured as of the last day of each fiscal quarter commencing with the fiscal quarter ending on or about April 30, 2022 to decline by more than 50% of the Reference TNW. “Reference TNW” shall mean the consolidated tangible net worth on the opening balance sheet of Page 1 45044.00001

NewJCP Distribution Center Leases Summary of Terms and Conditions NewJCP less the value of any negative inventory adjustment between the closing of the Transactions and February 1, 2022. The Lease Guarantors will, throughout the Term of the Lease, maintain liquidity (inclusive of amounts available under any credit facility) equal to 100% of Base Rent (defined below) payable over the next twelve (12) months. A reduction of consolidated tangible net worth of New JCP or liquidity of the Lease Guarantors below the required levels (a “Financial Covenant Breach”) shall only constitute an Event of Default under the Lease if the amount of liquidity (inclusive of amounts available under any credit facility) available to the Lease Guarantors does not equal or exceed 100% of Base Rent (defined below) payable over the next eighteen (18) months within forty-five (45) days after written notice from Landlord of a Financial Covenant Breach. The Lease shall contain a right for Tenant to substitute the Lease Guarantors with one or more US entities satisfying or exceeding the above financial covenants and subject to certain other terms and conditions to be agreed in the Lease. Initial Term: The Lease will have an initial term of twenty (20) years (the “Initial Term”). Extension Options: The Lease will have five 5-year renewal terms to be exercised at Tenant’s option upon 24 months’ prior written notice to Landlord and subject to other customary conditions. Properties: The six fee-owned warehouse and distribution centers listed on Schedule A attached hereto (collectively, the “Properties”). To the extent any Landlord will acquire multiple Properties in connection with the Transactions, Landlord shall lease all such Properties to Tenant under one master lease, which shall comply with the “Unitary Lease” requirements set forth below and the other terms of this Summar y. Lease Severance To the extent that the Lease covers multiple Properties, Landlord shall Option: have the right, at its option, from time to time upon appropriate notice, to remove one or more of the Properties (each, a “Severed Property”) from the Lease and subject such Severed Property(ies) to a new triple net lease (a “Severed Lease”) on the same economic and other terms for each such Severed Property that applied thereto under the Lease prior to such severance, in which case (a) the Base Rent and Property Expenses (defined below) under the Lease shall be reduced by the Rent Reduction Amount (defined below) determined for each Severed Property and (b) Landlord shall be responsible for the reasonable actual out-of-pocket costs to amend the Lease and to enter into the Severed Lease. Any Severed Lease would be guaranteed by the Lease Guarantors pursuant to a separate Lease Guaranty (together with the Severed Lease, collectively, the “Severed Lease Documents”), which Severed Lease Documents would be in the same form as the existing Primary Lease Documents (subject only to such changes as are necessary to reflect the stand-alone nature of the Severed Lease and the Severed Properties). The Severed Lease shall not be cross- defaulted to the Lease and Tenant and Lease Guarantors shall be released from all obligations to Landlord under the Primary Lease Documents with respect to the Severed Properties that accrue from and after the execution Page 2 45044.00001NewJCP Distribution Center Leases Summary of Terms and Conditions NewJCP less the value of any negative inventory adjustment between the closing of the Transactions and February 1, 2022. The Lease Guarantors will, throughout the Term of the Lease, maintain liquidity (inclusive of amounts available under any credit facility) equal to 100% of Base Rent (defined below) payable over the next twelve (12) months. A reduction of consolidated tangible net worth of New JCP or liquidity of the Lease Guarantors below the required levels (a “Financial Covenant Breach”) shall only constitute an Event of Default under the Lease if the amount of liquidity (inclusive of amounts available under any credit facility) available to the Lease Guarantors does not equal or exceed 100% of Base Rent (defined below) payable over the next eighteen (18) months within forty-five (45) days after written notice from Landlord of a Financial Covenant Breach. The Lease shall contain a right for Tenant to substitute the Lease Guarantors with one or more US entities satisfying or exceeding the above financial covenants and subject to certain other terms and conditions to be agreed in the Lease. Initial Term: The Lease will have an initial term of twenty (20) years (the “Initial Term”). Extension Options: The Lease will have five 5-year renewal terms to be exercised at Tenant’s option upon 24 months’ prior written notice to Landlord and subject to other customary conditions. Properties: The six fee-owned warehouse and distribution centers listed on Schedule A attached hereto (collectively, the “Properties”). To the extent any Landlord will acquire multiple Properties in connection with the Transactions, Landlord shall lease all such Properties to Tenant under one master lease, which shall comply with the “Unitary Lease” requirements set forth below and the other terms of this Summar y. Lease Severance To the extent that the Lease covers multiple Properties, Landlord shall Option: have the right, at its option, from time to time upon appropriate notice, to remove one or more of the Properties (each, a “Severed Property”) from the Lease and subject such Severed Property(ies) to a new triple net lease (a “Severed Lease”) on the same economic and other terms for each such Severed Property that applied thereto under the Lease prior to such severance, in which case (a) the Base Rent and Property Expenses (defined below) under the Lease shall be reduced by the Rent Reduction Amount (defined below) determined for each Severed Property and (b) Landlord shall be responsible for the reasonable actual out-of-pocket costs to amend the Lease and to enter into the Severed Lease. Any Severed Lease would be guaranteed by the Lease Guarantors pursuant to a separate Lease Guaranty (together with the Severed Lease, collectively, the “Severed Lease Documents”), which Severed Lease Documents would be in the same form as the existing Primary Lease Documents (subject only to such changes as are necessary to reflect the stand-alone nature of the Severed Lease and the Severed Properties). The Severed Lease shall not be cross- defaulted to the Lease and Tenant and Lease Guarantors shall be released from all obligations to Landlord under the Primary Lease Documents with respect to the Severed Properties that accrue from and after the execution Page 2 45044.00001

NewJCP Distribution Center Leases Summary of Terms and Conditions of such Severed Lease Documents. In addition, in connection with a Property Sale (as defined below), Tenant and Lease Guarantors shall be released from all obligations to Landlord with respect to the Severed Property that accrue from and after the closing of such Property Sale, and shall attorn to the purchaser, including (at Landlord’s and such purchaser’s option), pursuant to the Severed Lease Documents to be executed upon the closing of such Property Sale. As used in this Summary, the “Rent Reduction Amount” shall be an amount determined with reference to the Rent and Property Expenses then payable with respect to the applicable Property or, with respect to a L/T Option Property (as defined below), the applicable portion thereof. Any Property that Landlord intends to sell shall be subject to the ROFO (as defined below). L/T Option Upon 24 months prior written notice, each of Landlord and Tenant shall Properties: have the right from time to time to remove from the Lease (the “L/T Option”) (a) [Agreed L/T Option Property 1] and/or (b) [Agreed L/T Option Property 2] (the removed portion of each such Property, a “L/T Option Property”), in which case: (i) the Base Rent and Property Expenses shall be reduced by the Rent Reduction Amount for such L/T Option Property; (ii) the party exercising the L/T Option shall be responsible for the reasonable actual out-of-pocket costs to amend the Lease; (iii) Landlord and Tenant shall mutually agree to the location of the L/T Option Property to be removed in the form of mutually agreed site and space plans prior to the start of the aforementioned notice period; (iv) the party exercising the L/T Option shall pay all costs incurred by it, as well as all reasonable out-of-pocket costs incurred by the other party for the demising wall (and, if required by applicable code, multi-tenant corridors for ingress and egress to elevators, fire exits and common bathrooms) required to partition and separate the applicable L/T Option Property; (v) Tenant shall pay all costs incurred by Tenant to close its operations in the vacated portion of the L/T Option Property and leave such vacated portion in “broom clean” condition; (vi) if Landlord is the party exercising the L/T Option, Landlord shall reimburse Tenant for any Unamortized Capex Amounts (as defined below) with respect to such L/T Option Property, (vii) Landlord and Tenant shall each pay any other costs and expenses incurred by it in connection with any further improvements to the portions of the L/T Option Property retained by it; and (viii) Landlord and Tenant shall mutually agree on a method of cost-sharing with the intention of apportioning all costs of ownership to the party owning or leasing, as applicable, that portion of the L/T Option Property retained by it. At Landlord’s expense, Tenant shall reasonably cooperate with Landlord’s efforts to demise and re-let the L/T Option Properties to one or more replacement tenants. Rent: The initial base rent (the “Base Rent”) for the Properties will be $35,380,000 per lease year (which Base Rent reflects a base rent per square foot of $3.50) (Base Rent and Tenant’s obligation to pay Property Expenses (defined below), collectively, “Rent”), subject to an annual escalator of 2% per year beginning in the third lease year. During any renewal term, the Base Rent shall be the greater of (a) the then- escalated Base Rent and (b) the aggregate fair market rental value of the Properties then subject to the Lease (as determined in accordance with a procedure to be agreed in the Lease); provided, however, that the Base Page 3 45044.00001NewJCP Distribution Center Leases Summary of Terms and Conditions of such Severed Lease Documents. In addition, in connection with a Property Sale (as defined below), Tenant and Lease Guarantors shall be released from all obligations to Landlord with respect to the Severed Property that accrue from and after the closing of such Property Sale, and shall attorn to the purchaser, including (at Landlord’s and such purchaser’s option), pursuant to the Severed Lease Documents to be executed upon the closing of such Property Sale. As used in this Summary, the “Rent Reduction Amount” shall be an amount determined with reference to the Rent and Property Expenses then payable with respect to the applicable Property or, with respect to a L/T Option Property (as defined below), the applicable portion thereof. Any Property that Landlord intends to sell shall be subject to the ROFO (as defined below). L/T Option Upon 24 months prior written notice, each of Landlord and Tenant shall Properties: have the right from time to time to remove from the Lease (the “L/T Option”) (a) [Agreed L/T Option Property 1] and/or (b) [Agreed L/T Option Property 2] (the removed portion of each such Property, a “L/T Option Property”), in which case: (i) the Base Rent and Property Expenses shall be reduced by the Rent Reduction Amount for such L/T Option Property; (ii) the party exercising the L/T Option shall be responsible for the reasonable actual out-of-pocket costs to amend the Lease; (iii) Landlord and Tenant shall mutually agree to the location of the L/T Option Property to be removed in the form of mutually agreed site and space plans prior to the start of the aforementioned notice period; (iv) the party exercising the L/T Option shall pay all costs incurred by it, as well as all reasonable out-of-pocket costs incurred by the other party for the demising wall (and, if required by applicable code, multi-tenant corridors for ingress and egress to elevators, fire exits and common bathrooms) required to partition and separate the applicable L/T Option Property; (v) Tenant shall pay all costs incurred by Tenant to close its operations in the vacated portion of the L/T Option Property and leave such vacated portion in “broom clean” condition; (vi) if Landlord is the party exercising the L/T Option, Landlord shall reimburse Tenant for any Unamortized Capex Amounts (as defined below) with respect to such L/T Option Property, (vii) Landlord and Tenant shall each pay any other costs and expenses incurred by it in connection with any further improvements to the portions of the L/T Option Property retained by it; and (viii) Landlord and Tenant shall mutually agree on a method of cost-sharing with the intention of apportioning all costs of ownership to the party owning or leasing, as applicable, that portion of the L/T Option Property retained by it. At Landlord’s expense, Tenant shall reasonably cooperate with Landlord’s efforts to demise and re-let the L/T Option Properties to one or more replacement tenants. Rent: The initial base rent (the “Base Rent”) for the Properties will be $35,380,000 per lease year (which Base Rent reflects a base rent per square foot of $3.50) (Base Rent and Tenant’s obligation to pay Property Expenses (defined below), collectively, “Rent”), subject to an annual escalator of 2% per year beginning in the third lease year. During any renewal term, the Base Rent shall be the greater of (a) the then- escalated Base Rent and (b) the aggregate fair market rental value of the Properties then subject to the Lease (as determined in accordance with a procedure to be agreed in the Lease); provided, however, that the Base Page 3 45044.00001

NewJCP Distribution Center Leases Summary of Terms and Conditions Rent determined by the fair market rental value procedure shall be limited to a 10% increase in the Base Rent in effect at the end of the immediately preceding term or renewal term, as applicable. For the sake of clarity, the Properties then subject to the Lease shall take into account any portion of the L/T Option Properties removed from the Lease or any Property otherwise purchased by Tenant pursuant to the ROFO. Lease: The Lease will be an absolute triple net lease pursuant to which Tenant will assume complete responsibility for, and pay all costs and expenses arising after the effective date of the Lease in connection with, (a) the condition, operation, repair, alteration and improvement of the Properties, (b) compliance with all legal requirements (whether now or hereafter in effect), including, without limitation, all environmental requirements, and (c) all other costs and liabilities associated with the Properties, including, without limitation, all impositions, taxes, insurance and utilities, common area maintenance charges, and all costs and expenses relating to the use, operation, maintenance, repair, alteration and management thereof (collectively, “Property Expenses”). Maintenance, Repair Tenant is responsible for all expenditures required to maintain the and Capital Properties as a warehouse and distribution center, including the repair, Expenditures: maintenance and, if necessary, periodic replacement of: (a) HVAC equipment; (b) loading docks and bays; (c) parking surfaces; (d) roof structure and membrane; (e) building structure, including load-bearing walls; (f) signage; (g) floors; and (h) other customary fixed assets (“Required Capex Work”). Tenant will submit to Landlord (for information but not its consent) an annual capital plan for each Property no later than ninety (90) days prior to the start of each calendar year during the Term. Before undertaking any discretionary capital improvements or other capital expenditures that are not Required Capex Work for any L/T Option Property (i) prior to Landlord’s exercise of the L/T Option, in excess of $250,000 per project or (ii) after Landlord’s exercise of the L/T Option, for any amount (as to each of (i) and (ii) above, “Material Discretionary Capex Work” and, together with any discretionary capital improvement work that is not Material Discretionary Capex Work or Required Capex Work, collectively, “Discretionary Capex Work”), Tenant shall submit to Landlord for its approval, which approval shall be granted or withheld in Landlord’s commercially reasonable judgment (and, with respect to any such Material Discretionary Capex Work submitted for Landlord’s approval after Landlord’s exercise of the applicable L/T Option, Landlord’s sole discretion, provided that, for the avoidance of doubt, the foregoing will not prevent Tenant from completing any Material Discretionary Capex Work that has been approved by Landlord and commenced by Tenant prior to such exercise), a capital plan (a “L/T Option Property Capital Plan”) for such Material Discretionary Capex Work containing: (A) a reasonably-detailed description of the nature of such Material Discretionary Capex Work planned; (B) the cost of such Material Discretionary Capex Work; (C) the planned commencement date and completion date for such Material Discretionary Capex Work; and (D) the amortization period (which shall be the lesser of 20 years and the useful life of such Material Discretionary Capex Work required by GAAP) for such Material Discretionary Capex Work. Page 4 45044.00001NewJCP Distribution Center Leases Summary of Terms and Conditions Rent determined by the fair market rental value procedure shall be limited to a 10% increase in the Base Rent in effect at the end of the immediately preceding term or renewal term, as applicable. For the sake of clarity, the Properties then subject to the Lease shall take into account any portion of the L/T Option Properties removed from the Lease or any Property otherwise purchased by Tenant pursuant to the ROFO. Lease: The Lease will be an absolute triple net lease pursuant to which Tenant will assume complete responsibility for, and pay all costs and expenses arising after the effective date of the Lease in connection with, (a) the condition, operation, repair, alteration and improvement of the Properties, (b) compliance with all legal requirements (whether now or hereafter in effect), including, without limitation, all environmental requirements, and (c) all other costs and liabilities associated with the Properties, including, without limitation, all impositions, taxes, insurance and utilities, common area maintenance charges, and all costs and expenses relating to the use, operation, maintenance, repair, alteration and management thereof (collectively, “Property Expenses”). Maintenance, Repair Tenant is responsible for all expenditures required to maintain the and Capital Properties as a warehouse and distribution center, including the repair, Expenditures: maintenance and, if necessary, periodic replacement of: (a) HVAC equipment; (b) loading docks and bays; (c) parking surfaces; (d) roof structure and membrane; (e) building structure, including load-bearing walls; (f) signage; (g) floors; and (h) other customary fixed assets (“Required Capex Work”). Tenant will submit to Landlord (for information but not its consent) an annual capital plan for each Property no later than ninety (90) days prior to the start of each calendar year during the Term. Before undertaking any discretionary capital improvements or other capital expenditures that are not Required Capex Work for any L/T Option Property (i) prior to Landlord’s exercise of the L/T Option, in excess of $250,000 per project or (ii) after Landlord’s exercise of the L/T Option, for any amount (as to each of (i) and (ii) above, “Material Discretionary Capex Work” and, together with any discretionary capital improvement work that is not Material Discretionary Capex Work or Required Capex Work, collectively, “Discretionary Capex Work”), Tenant shall submit to Landlord for its approval, which approval shall be granted or withheld in Landlord’s commercially reasonable judgment (and, with respect to any such Material Discretionary Capex Work submitted for Landlord’s approval after Landlord’s exercise of the applicable L/T Option, Landlord’s sole discretion, provided that, for the avoidance of doubt, the foregoing will not prevent Tenant from completing any Material Discretionary Capex Work that has been approved by Landlord and commenced by Tenant prior to such exercise), a capital plan (a “L/T Option Property Capital Plan”) for such Material Discretionary Capex Work containing: (A) a reasonably-detailed description of the nature of such Material Discretionary Capex Work planned; (B) the cost of such Material Discretionary Capex Work; (C) the planned commencement date and completion date for such Material Discretionary Capex Work; and (D) the amortization period (which shall be the lesser of 20 years and the useful life of such Material Discretionary Capex Work required by GAAP) for such Material Discretionary Capex Work. Page 4 45044.00001

NewJCP Distribution Center Leases Summary of Terms and Conditions Before undertaking any Required Capex Work for any L/T Option Property (1) prior to Landlord’s exercise of the L/T Option, in excess of $200,000 per project or (2) after Landlord’s exercise of the L/T Option, in excess of $25,000 per project (as to each of (1) and (2) above, “Material Required Capex Work”), Tenant shall submit to Landlord for its approval a L/T Option Property Capital Plan for such Material Required Capex Work containing the same information as set forth above for Material Discretionary Capex Work, which approval of Landlord shall be granted or withheld in Landlord’s commercially reasonable judgment; provided, however, that for any Material Required Capex Work submitted for Landlord’s approval after Landlord’s exercise of the L/T Option for such L/T Option Property, the following provisions shall apply: (x) Landlord may withhold such approval in its sole discretion; (y) if any Material Required Capex Work is required in an emergency, the Lease shall contain provisions requiring expedited Landlord approval and, if Landlord does not respond within five (5) Business Days, Landlord’s approval shall be deemed given for all reasonably-required emergency Material Required Capex Work; and (z) the foregoing will not affect Tenant’s right to complete any Material Required Capex Work that has been approved by Landlord and commenced by Tenant prior to such exercise. If Landlord approves all or any portion of the Material Discretionary Capex Work or the Material Required Capex Work (as applicable, the “Material Capex Work”) pursuant to such L/T Option Property Capital Plan and Tenant thereafter completes such approved Material Capex Work, the approved cost and the amortization period for such Material Capex Work, any other Discretionary Capex Work that is not Material Discretionary Capex Work and any other Required Capex Work that is not Material Capex Work (collectively, “Capex Work”) shall be the amounts used in calculating the unamortized costs of the foregoing Capex Work (the “Unamortized Capex Amounts”) that Landlord would be required to pay Tenant in the event that Landlord removes the applicable portion of the L/T Option Property from the Lease prior to the end of the applicable amortization period for such Capex Work. If Landlord disapproves all or any portion of the Material Capex Work pursuant to such L/T Option Property Capital Plan, Tenant shall have the right to undertake such disapproved Material Capex Work but no portion of the cost of such disapproved Material Capex Work would be reimbursed to Tenant as Unamortized Capex Amounts in the event that Landlord removes the applicable portion of such L/T Option Property from the Lease prior to the end of the applicable amortization period for such Material Capex Work. For purposes of this provision, if Landlord exercises the L/T Option more than 24 months in advance of removal, the post-exercise thresholds and the sole discretion approval standard set forth above for Material Discretionary Capex Work and Material Required Capex Work shall not apply until the date that is 24 months prior to removal. For the avoidance of doubt, Unamortized Capex Amounts shall not (except to the extent approved by Landlord in accordance with the foregoing provisions) include any Material Discretionary Capex Work following the Landlord’s exercise of the L/T Option. Alterations: Tenant shall be permitted to make any alterations and improvements, subject to Landlord’s right to approve Material Alterations. As used Page 5 45044.00001NewJCP Distribution Center Leases Summary of Terms and Conditions Before undertaking any Required Capex Work for any L/T Option Property (1) prior to Landlord’s exercise of the L/T Option, in excess of $200,000 per project or (2) after Landlord’s exercise of the L/T Option, in excess of $25,000 per project (as to each of (1) and (2) above, “Material Required Capex Work”), Tenant shall submit to Landlord for its approval a L/T Option Property Capital Plan for such Material Required Capex Work containing the same information as set forth above for Material Discretionary Capex Work, which approval of Landlord shall be granted or withheld in Landlord’s commercially reasonable judgment; provided, however, that for any Material Required Capex Work submitted for Landlord’s approval after Landlord’s exercise of the L/T Option for such L/T Option Property, the following provisions shall apply: (x) Landlord may withhold such approval in its sole discretion; (y) if any Material Required Capex Work is required in an emergency, the Lease shall contain provisions requiring expedited Landlord approval and, if Landlord does not respond within five (5) Business Days, Landlord’s approval shall be deemed given for all reasonably-required emergency Material Required Capex Work; and (z) the foregoing will not affect Tenant’s right to complete any Material Required Capex Work that has been approved by Landlord and commenced by Tenant prior to such exercise. If Landlord approves all or any portion of the Material Discretionary Capex Work or the Material Required Capex Work (as applicable, the “Material Capex Work”) pursuant to such L/T Option Property Capital Plan and Tenant thereafter completes such approved Material Capex Work, the approved cost and the amortization period for such Material Capex Work, any other Discretionary Capex Work that is not Material Discretionary Capex Work and any other Required Capex Work that is not Material Capex Work (collectively, “Capex Work”) shall be the amounts used in calculating the unamortized costs of the foregoing Capex Work (the “Unamortized Capex Amounts”) that Landlord would be required to pay Tenant in the event that Landlord removes the applicable portion of the L/T Option Property from the Lease prior to the end of the applicable amortization period for such Capex Work. If Landlord disapproves all or any portion of the Material Capex Work pursuant to such L/T Option Property Capital Plan, Tenant shall have the right to undertake such disapproved Material Capex Work but no portion of the cost of such disapproved Material Capex Work would be reimbursed to Tenant as Unamortized Capex Amounts in the event that Landlord removes the applicable portion of such L/T Option Property from the Lease prior to the end of the applicable amortization period for such Material Capex Work. For purposes of this provision, if Landlord exercises the L/T Option more than 24 months in advance of removal, the post-exercise thresholds and the sole discretion approval standard set forth above for Material Discretionary Capex Work and Material Required Capex Work shall not apply until the date that is 24 months prior to removal. For the avoidance of doubt, Unamortized Capex Amounts shall not (except to the extent approved by Landlord in accordance with the foregoing provisions) include any Material Discretionary Capex Work following the Landlord’s exercise of the L/T Option. Alterations: Tenant shall be permitted to make any alterations and improvements, subject to Landlord’s right to approve Material Alterations. As used Page 5 45044.00001

NewJCP Distribution Center Leases Summary of Terms and Conditions herein, “Material Alterations” means alterations or improvements to a Property which: (a) affect the structural integrity of any portion of such Property (including, without limitation, any additions thereto); and/or (b) would exceed specific thresholds to be agreed between the parties in the Lease, (i) with the intention in establishing such thresholds of providing Tenant with operational flexibility to make such alterations as it determines are appropriate for the continued conduct of its business therein, and (ii) with Landlord’s consent not to be unreasonably withheld if such alterations exceed such thresholds but do not implicate clause (a) above. Financial Statements Landlord, Tenant and Lease Guarantors will mutually agree on a and Reporting: comprehensive reporting package that will include: (a) audited annual financial statements (within 60 days after the end of each fiscal year); (b) unaudited quarterly financial statements (within 45 days after the end of each fiscal quarter); and (c) monthly financial statements (within 30 days after the end of each month) with a reasonable scope of monthly reporting to be agreed upon in the Lease. Such reports, when delivered to Landlord by Tenant shall contain customary compliance certificates executed by the Chief Financial Officer of Tenant and Lease Guarantors. To the extent Tenant and/or Lease Guarantors continue to file financial statements and other material events/documents with the SEC, such filings shall be delivered to Landlord and may (in certain circumstances to be agreed) be used to comply with these requirements. Landlord will also have the right to reasonably request (and Tenant shall provide) additional information to understand the Properties and operations and financial state of Tenant or Lease Guarantors. All commercially sensitive non-public financial information disclosed by Tenant or Lease Guarantors shall be held by Landlord as strictly confidential and Landlord shall not disclose such non-public financial information except: (a) to its officers, directors, employees, auditors, counsel, existing or prospective lenders or investors, or prospective purchasers, provided that any such third parties agree to keep such information confidential pursuant to non-disclosure agreements in a pre- approved form to be set forth in the Lease, as such form may be modified by the parties from time to time); (b) to the extent required to comply with its SEC and other regulatory reporting obligations as a publicly-traded REIT; and/or (c) to comply with any other legally-compelled disclosure (with notice to Tenant and Lease Guarantors and providing them an opportunity to limit or prevent such legally-compelled disclosure in accordance with applicable laws and regulations). Access: During the term of the Lease, the Landlord shall have the right to access the Properties for reasonable purposes, subject to customary advance notice (except in an emergency) and a covenant not to unreasonably disrupt Tenant’s business. Due Diligence The Lease is subject to the completion of real estate due diligence with Investigation: respect to the Properties, the Landlord, the Tenant and the Lease Guarantors. Such diligence investigation will include, but not be limited to: ƒ the transactions resulting in the creation of NewJCP and the transfer of the Properties to Landlord as part of the Plan; Page 6 45044.00001NewJCP Distribution Center Leases Summary of Terms and Conditions herein, “Material Alterations” means alterations or improvements to a Property which: (a) affect the structural integrity of any portion of such Property (including, without limitation, any additions thereto); and/or (b) would exceed specific thresholds to be agreed between the parties in the Lease, (i) with the intention in establishing such thresholds of providing Tenant with operational flexibility to make such alterations as it determines are appropriate for the continued conduct of its business therein, and (ii) with Landlord’s consent not to be unreasonably withheld if such alterations exceed such thresholds but do not implicate clause (a) above. Financial Statements Landlord, Tenant and Lease Guarantors will mutually agree on a and Reporting: comprehensive reporting package that will include: (a) audited annual financial statements (within 60 days after the end of each fiscal year); (b) unaudited quarterly financial statements (within 45 days after the end of each fiscal quarter); and (c) monthly financial statements (within 30 days after the end of each month) with a reasonable scope of monthly reporting to be agreed upon in the Lease. Such reports, when delivered to Landlord by Tenant shall contain customary compliance certificates executed by the Chief Financial Officer of Tenant and Lease Guarantors. To the extent Tenant and/or Lease Guarantors continue to file financial statements and other material events/documents with the SEC, such filings shall be delivered to Landlord and may (in certain circumstances to be agreed) be used to comply with these requirements. Landlord will also have the right to reasonably request (and Tenant shall provide) additional information to understand the Properties and operations and financial state of Tenant or Lease Guarantors. All commercially sensitive non-public financial information disclosed by Tenant or Lease Guarantors shall be held by Landlord as strictly confidential and Landlord shall not disclose such non-public financial information except: (a) to its officers, directors, employees, auditors, counsel, existing or prospective lenders or investors, or prospective purchasers, provided that any such third parties agree to keep such information confidential pursuant to non-disclosure agreements in a pre- approved form to be set forth in the Lease, as such form may be modified by the parties from time to time); (b) to the extent required to comply with its SEC and other regulatory reporting obligations as a publicly-traded REIT; and/or (c) to comply with any other legally-compelled disclosure (with notice to Tenant and Lease Guarantors and providing them an opportunity to limit or prevent such legally-compelled disclosure in accordance with applicable laws and regulations). Access: During the term of the Lease, the Landlord shall have the right to access the Properties for reasonable purposes, subject to customary advance notice (except in an emergency) and a covenant not to unreasonably disrupt Tenant’s business. Due Diligence The Lease is subject to the completion of real estate due diligence with Investigation: respect to the Properties, the Landlord, the Tenant and the Lease Guarantors. Such diligence investigation will include, but not be limited to: ƒ the transactions resulting in the creation of NewJCP and the transfer of the Properties to Landlord as part of the Plan; Page 6 45044.00001

NewJCP Distribution Center Leases Summary of Terms and Conditions ƒ the corporate structure and capitalization of Landlord, Tenant and Lease Guarantors; ƒ completion of agreed upon procedures with respect to real estate operating expenses and square footage of the Properties; ƒ completion of property condition reports for the Properties; ƒ completion of environmental reports (including phase 2 reports where required) for the Properties; ƒ completion of zoning reports; ƒ an ALTA survey for the Properties; ƒ title insurance for the Properties; ƒ completion of investigation of pending litigation and other contingent liabilities with respect to the Properties; and ƒ any other due diligence required to finance the REIT. Permitted Use: Tenant shall use each Property as (a) a warehouse and distribution center (with ancillary office space to support such use) or (b) with Landlord’s consent (which shall not unreasonably be withheld), for any other lawful use, in each case in accordance with applicable zoning requirements and all other applicable laws. Landlord Sale of Landlord shall have the right to sell one or more of the Properties (each, a Property: “Property Sale”) without the consent of Tenant. To the extent fewer than all of the Properties are sold, Tenant and Lease Guarantors will agree to promptly enter into the Severed Lease Documents for the sold Properties on the same terms as the original Primary Lease Documents, except that the rent for the sold Properties shall be the Rent Reduction Amount for such sold Properties under the Lease, and the Lease shall be modified to reflect such sale and the reduction of Base Rent and Property Expenses under the Lease equal to such Rent Reduction Amount. Any new lease would be guaranteed by an additional Lease Guaranty. In connection with a Property Sale, Tenant shall have a customary right of first offer (“ROFO”) to purchase the applicable Property on terms and conditions to be agreed upon in the Lease (but the ROFO in the Lease shall include a ROFO price, to be delivered by Landlord at the time of exercise, a reasonably short period of time to be agreed in the Lease for Tenant to accept or reject the ROFO price, and if not accepted, Landlord shall have the right to enter into a purchase agreement within 180 days to sell the applicable Property to a third party free of the ROFO for an all cash price of 97% or more of the ROFO price and, if Landlord fails to enter into such a purchase agreement within such 180 day period, the applicable Property shall remain subject to the Lease, and if Landlord desires at any time thereafter to exercise the L/T Option, such Property shall once again be subject to the ROFO at a lower ROFO price to be determined by Landlord and otherwise in accordance with the provisions above). The ROFO shall not apply (a) to a transfer to an affiliate of Landlord or (b) in the event of a transfer by foreclosure or deed in lieu of foreclosure to any of Landlord’s lenders following an event of default under any financing provided to Landlord by such lenders. Assignment and Tenant shall not, directly or indirectly, assign, sublease, mortgage, Subletting by Tenant: encumber or otherwise transfer any interest in the Lease or in the Properties (collectively, a “Transfer”), without Landlord’s prior written consent; provided, however, that: (a) notice but no Landlord consent shall be required for any sublease to an affiliate of Tenant in connection with a Page 7 45044.00001NewJCP Distribution Center Leases Summary of Terms and Conditions ƒ the corporate structure and capitalization of Landlord, Tenant and Lease Guarantors; ƒ completion of agreed upon procedures with respect to real estate operating expenses and square footage of the Properties; ƒ completion of property condition reports for the Properties; ƒ completion of environmental reports (including phase 2 reports where required) for the Properties; ƒ completion of zoning reports; ƒ an ALTA survey for the Properties; ƒ title insurance for the Properties; ƒ completion of investigation of pending litigation and other contingent liabilities with respect to the Properties; and ƒ any other due diligence required to finance the REIT. Permitted Use: Tenant shall use each Property as (a) a warehouse and distribution center (with ancillary office space to support such use) or (b) with Landlord’s consent (which shall not unreasonably be withheld), for any other lawful use, in each case in accordance with applicable zoning requirements and all other applicable laws. Landlord Sale of Landlord shall have the right to sell one or more of the Properties (each, a Property: “Property Sale”) without the consent of Tenant. To the extent fewer than all of the Properties are sold, Tenant and Lease Guarantors will agree to promptly enter into the Severed Lease Documents for the sold Properties on the same terms as the original Primary Lease Documents, except that the rent for the sold Properties shall be the Rent Reduction Amount for such sold Properties under the Lease, and the Lease shall be modified to reflect such sale and the reduction of Base Rent and Property Expenses under the Lease equal to such Rent Reduction Amount. Any new lease would be guaranteed by an additional Lease Guaranty. In connection with a Property Sale, Tenant shall have a customary right of first offer (“ROFO”) to purchase the applicable Property on terms and conditions to be agreed upon in the Lease (but the ROFO in the Lease shall include a ROFO price, to be delivered by Landlord at the time of exercise, a reasonably short period of time to be agreed in the Lease for Tenant to accept or reject the ROFO price, and if not accepted, Landlord shall have the right to enter into a purchase agreement within 180 days to sell the applicable Property to a third party free of the ROFO for an all cash price of 97% or more of the ROFO price and, if Landlord fails to enter into such a purchase agreement within such 180 day period, the applicable Property shall remain subject to the Lease, and if Landlord desires at any time thereafter to exercise the L/T Option, such Property shall once again be subject to the ROFO at a lower ROFO price to be determined by Landlord and otherwise in accordance with the provisions above). The ROFO shall not apply (a) to a transfer to an affiliate of Landlord or (b) in the event of a transfer by foreclosure or deed in lieu of foreclosure to any of Landlord’s lenders following an event of default under any financing provided to Landlord by such lenders. Assignment and Tenant shall not, directly or indirectly, assign, sublease, mortgage, Subletting by Tenant: encumber or otherwise transfer any interest in the Lease or in the Properties (collectively, a “Transfer”), without Landlord’s prior written consent; provided, however, that: (a) notice but no Landlord consent shall be required for any sublease to an affiliate of Tenant in connection with a Page 7 45044.00001

NewJCP Distribution Center Leases Summary of Terms and Conditions bona fide transaction not designed to circumvent the Landlord’s consent rights; (b) notice but no Landlord consent shall be required for any assignment to an affiliate of Tenant with respect to all of the Properties in connection with a bona fide transaction not designed to circumvent the Landlord’s consent rights; and (c) Landlord’s reasonable consent shall be required for any proposed sublease to a third party for all or any portion of a Property for all or any portion of the remaining Term; provided, however, that, up to 25% of the aggregate square feet of space at the Properties may be sublet to one or more third parties upon notice to, but without the consent of, the Landlord. In the case of any sublease, Tenant and Lease Guarantors shall remain liable for the obligations of Tenant under the Lease and, in the case of any affiliate assignment, Lease Guarantors shall remain liable for the obligations of the assignee Tenant under the Lease and the assignee shall provide Primary Lease Documents to Landlord. No assignment and no sublease (whether to an affiliate or a third party) shall be subject to any recapture or profit-sharing rights in favor of Landlord. Tenant shall be permitted to collaterally assign (but not mortgage) the Lease in connection with a term loan and/or asset-based financing. The parties agree that subleases do not include non-exclusive licenses of space at the Properties. Casualty: In the event of any casualty with respect to all or any portion of a Property, Tenant shall be obligated to rebuild/restore such Property to substantially the same (or better) condition as existed immediately before the occurrence of such casualty and shall have no right to terminate the Lease (except as provided below) or abate rent on account of such casualty. If a Major Casualty (to be defined in the Lease as a casualty that damages 50% or more of the square footage of the improvements at the Property) that occurs within two years prior to the expiration of the Initial Term or any renewal term (unless Tenant has exercised its option to extend the Initial Term or such renewal term beyond such expiration thereof), Tenant may elect to terminate the Lease solely as to the affected Property. Condemnation: If all of any individual Property under the Lease is permanently taken, or if a substantial portion of such Property is taken such that the same is rendered Unsuitable for its Primary Intended Use (definition to be mutually agreed), then the Lease will terminate as to such individual Property, the Rent shall be reduced by the Rent Reduction Amount for the applicable Property and Tenant shall be released from all obligations and liabilities with respect to such Property that accrue from and after the date of the taking. In any such case (when the applicable Property or portion thereof is removed from the Lease), the applicable award will be distributed, first to Landlord in payment of the value of Landlord’s interest in the applicable Property, then to Tenant in payment of the value of the Tenant’s leasehold interest which was so taken, plus other consideration (but excluding the value of Landlord’s interest in the applicable Property) as permitted by the local jurisdiction for the applicable Property, and the balance of the award if any, to Landlord. In the case of a partial or non- permanent condemnation in which the applicable Property is not rendered Unsuitable for its Primary Intended Use, the Lease will continue unabated; it being understood and agreed that the award (a) in the case of a partial condemnation, shall be distributed in the same manner as set forth above for a total or substantial taking and (b) in the case of a non-permanent condemnation, shall be distributed to Tenant in its entirety. Page 8 45044.00001NewJCP Distribution Center Leases Summary of Terms and Conditions bona fide transaction not designed to circumvent the Landlord’s consent rights; (b) notice but no Landlord consent shall be required for any assignment to an affiliate of Tenant with respect to all of the Properties in connection with a bona fide transaction not designed to circumvent the Landlord’s consent rights; and (c) Landlord’s reasonable consent shall be required for any proposed sublease to a third party for all or any portion of a Property for all or any portion of the remaining Term; provided, however, that, up to 25% of the aggregate square feet of space at the Properties may be sublet to one or more third parties upon notice to, but without the consent of, the Landlord. In the case of any sublease, Tenant and Lease Guarantors shall remain liable for the obligations of Tenant under the Lease and, in the case of any affiliate assignment, Lease Guarantors shall remain liable for the obligations of the assignee Tenant under the Lease and the assignee shall provide Primary Lease Documents to Landlord. No assignment and no sublease (whether to an affiliate or a third party) shall be subject to any recapture or profit-sharing rights in favor of Landlord. Tenant shall be permitted to collaterally assign (but not mortgage) the Lease in connection with a term loan and/or asset-based financing. The parties agree that subleases do not include non-exclusive licenses of space at the Properties. Casualty: In the event of any casualty with respect to all or any portion of a Property, Tenant shall be obligated to rebuild/restore such Property to substantially the same (or better) condition as existed immediately before the occurrence of such casualty and shall have no right to terminate the Lease (except as provided below) or abate rent on account of such casualty. If a Major Casualty (to be defined in the Lease as a casualty that damages 50% or more of the square footage of the improvements at the Property) that occurs within two years prior to the expiration of the Initial Term or any renewal term (unless Tenant has exercised its option to extend the Initial Term or such renewal term beyond such expiration thereof), Tenant may elect to terminate the Lease solely as to the affected Property. Condemnation: If all of any individual Property under the Lease is permanently taken, or if a substantial portion of such Property is taken such that the same is rendered Unsuitable for its Primary Intended Use (definition to be mutually agreed), then the Lease will terminate as to such individual Property, the Rent shall be reduced by the Rent Reduction Amount for the applicable Property and Tenant shall be released from all obligations and liabilities with respect to such Property that accrue from and after the date of the taking. In any such case (when the applicable Property or portion thereof is removed from the Lease), the applicable award will be distributed, first to Landlord in payment of the value of Landlord’s interest in the applicable Property, then to Tenant in payment of the value of the Tenant’s leasehold interest which was so taken, plus other consideration (but excluding the value of Landlord’s interest in the applicable Property) as permitted by the local jurisdiction for the applicable Property, and the balance of the award if any, to Landlord. In the case of a partial or non- permanent condemnation in which the applicable Property is not rendered Unsuitable for its Primary Intended Use, the Lease will continue unabated; it being understood and agreed that the award (a) in the case of a partial condemnation, shall be distributed in the same manner as set forth above for a total or substantial taking and (b) in the case of a non-permanent condemnation, shall be distributed to Tenant in its entirety. Page 8 45044.00001

NewJCP Distribution Center Leases Summary of Terms and Conditions Events of Default: Customary events of default as specified in the Master Lease Term Sheet. Remedies Upon Event Customary remedies as specified in the Master Lease Term Sheet. of Default: Unitary Lease: The Lease constitutes one single, unitary, indivisible lease of the entirety of the Properties and not separate or severable leases governed by similar terms. The demised premises comprising the Properties constitutes one indivisible economic unit, and the rent and all other economic and other material lease provisions have been extensively negotiated and agreed to, based on the understanding and agreement of the parties (and each of the parties has entered into this Lease in reliance thereon, and it is a material inducement to each of them), that the demise of all of the demised premises to Tenant herein is a single, unitary, indivisible, composite, and inseparable transaction. Except as expressly provided in the Lease for specific purposes (and then only to the extent so expressly provided), all provisions of the Lease apply equally and uniformly to all of the demised premises as one indivisible unit. The parties intend that the Lease shall be, and the provisions of the Lease shall at all times be construed, interpreted and applied so as to carry out their mutual objective to create a single, unitary, indivisible lease of all of the demised premises and, in particular but without limitation, that, for purposes of 11 U.S.C. Section 365, or any successor or replacement thereof or any analogous state law, or any attempt thereunder to assume, reject or assign the Lease in whole or in part, the Lease is one indivisible and non-severable lease and executory contract dealing with one legal and economic unit and that the Lease must be assumed, rejected or assigned as a whole with respect to all (and only as to all) of the demised premises. Landlord Financing: Tenant acknowledges that the Landlord may obtain financing for a portion of its cost to acquire the Properties and agrees to reasonably cooperate with the requests of the Landlord’s lenders in connection with such financing. The Lease shall contain reasonable and customary lender protection provisions, including a subordination, non-disturbance and attornment agreement (in form reasonably acceptable to Tenant) to be executed by Tenant in favor of such lenders. Tenant’s interest as tenant under the Lease shall not be subject to any leasehold mortgages, but may be collaterally assigned in connection with the term loan and/or asset- based lending financing. Governing Law: New York, except that the provisions relating to the creation of the leasehold estate and remedies concerning recovery of possession of the Properties shall be governed by the law of the state where the applicable Property is located. Page 9 45044.00001NewJCP Distribution Center Leases Summary of Terms and Conditions Events of Default: Customary events of default as specified in the Master Lease Term Sheet. Remedies Upon Event Customary remedies as specified in the Master Lease Term Sheet. of Default: Unitary Lease: The Lease constitutes one single, unitary, indivisible lease of the entirety of the Properties and not separate or severable leases governed by similar terms. The demised premises comprising the Properties constitutes one indivisible economic unit, and the rent and all other economic and other material lease provisions have been extensively negotiated and agreed to, based on the understanding and agreement of the parties (and each of the parties has entered into this Lease in reliance thereon, and it is a material inducement to each of them), that the demise of all of the demised premises to Tenant herein is a single, unitary, indivisible, composite, and inseparable transaction. Except as expressly provided in the Lease for specific purposes (and then only to the extent so expressly provided), all provisions of the Lease apply equally and uniformly to all of the demised premises as one indivisible unit. The parties intend that the Lease shall be, and the provisions of the Lease shall at all times be construed, interpreted and applied so as to carry out their mutual objective to create a single, unitary, indivisible lease of all of the demised premises and, in particular but without limitation, that, for purposes of 11 U.S.C. Section 365, or any successor or replacement thereof or any analogous state law, or any attempt thereunder to assume, reject or assign the Lease in whole or in part, the Lease is one indivisible and non-severable lease and executory contract dealing with one legal and economic unit and that the Lease must be assumed, rejected or assigned as a whole with respect to all (and only as to all) of the demised premises. Landlord Financing: Tenant acknowledges that the Landlord may obtain financing for a portion of its cost to acquire the Properties and agrees to reasonably cooperate with the requests of the Landlord’s lenders in connection with such financing. The Lease shall contain reasonable and customary lender protection provisions, including a subordination, non-disturbance and attornment agreement (in form reasonably acceptable to Tenant) to be executed by Tenant in favor of such lenders. Tenant’s interest as tenant under the Lease shall not be subject to any leasehold mortgages, but may be collaterally assigned in connection with the term loan and/or asset- based lending financing. Governing Law: New York, except that the provisions relating to the creation of the leasehold estate and remedies concerning recovery of possession of the Properties shall be governed by the law of the state where the applicable Property is located. Page 9 45044.00001

SCHEDULE A Properties [Agreed Properties] ***ENDOFLOI*** Page 10 45044.00001SCHEDULE A Properties [Agreed Properties] ***ENDOFLOI*** Page 10 45044.00001

Strictly Confidential THIS TERM SHEET IS NOT AN OFFER WITH RESPECT TO ANY SECURITIES OF J.C. PENNEY COMPANY, INC., OR A SOLICITATION OF ACCEPTANCES OF A CHAPTER 11 PLAN WITHIN THE MEANING OF SECTION 1125 OF THE BANKRUPTCY CODE. NOTHING CONTAINED IN THIS TERM SHEET IS AN ADMISSION OF FACT OR LIABILITY, OR SHALL BE DEEMED BINDING ON ANY PARTY. THIS TERM SHEET CONTAINS MATERIAL NONPUBLIC INFORMATION AND, THEREFORE, IS SUBJECT TO FEDERAL SECURITIES LAWS. THE TERMS SET FORTH HEREIN ARE NON-BINDING AND DO NOT CREATE LEGALLY BINDING OBLIGATIONS AMONG THE PARTIES WITH RESPECT TO THE MATTERS SET FORTH BELOW. THE TRANSACTIONS CONTEMPLATED BY THIS PRELIMINARY TERM SHEET ARE SUBJECT TO, AMONG OTHER THINGS, THE EXECUTION AND DELIVERY OF DEFINITIVE DOCUMENTATION. SUBJECT TO 1 FRE 408 AND RELATED PRIVILEGES. Summary of Principal Terms of Proposed Sale of Substantially All Assets of J.C. Penney Company, Inc. and Certain of its Affiliated Debtors September [●], 2020 The following summary of principal terms (the “Term Sheet”) provides an outline of a proposed sale of substantially all of the assets of J.C. Penney Company, Inc. (the “Company”) and certain of its affiliated debtors pursuant to sections [105, 363, and 365 of title 11] of the United States Code (the “Bankruptcy Code”). The Term Sheet is for internal use only and is meant only as a summary of terms to be used by the Debtors, OpCo Buyer, BidCo, DIP Lenders, and the Consenting First Lien Lenders (each term as defined below) in negotiating the proposed sale. Constituents JCP The Company and each of its affiliates listed on Exhibit B to the Restructuring Support Agreement, dated May 15, 2020, by and among J.C. Penney Company, Inc. and the Consenting First Lien Lenders (the “RSA”), who filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code on May 15, 2020 in the United States Bankruptcy Court for the Southern District of Texas (collectively, the “Debtors”). OpCo Buyer A newly formed entity owned by Brookfield Property Group and Simon Property Group (“OpCo Buyer”). DIP Lenders The lenders (the “DIP Lenders”) under the Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement (the “DIP Credit Agreement”) by and among J.C. Penney Corporation, Inc., as Borrower, the Company and certain subsidiaries of the Company as Guarantors, GLAS USA LLC as Administrative Agent (the “DIP Agent”), GLAS 1 This Term Sheet does not set forth all key details regarding the Sale, which details will have to be negotiated in good faith in connection with definitive documentation. 4826-7443-1431v2245044.00001Strictly Confidential THIS TERM SHEET IS NOT AN OFFER WITH RESPECT TO ANY SECURITIES OF J.C. PENNEY COMPANY, INC., OR A SOLICITATION OF ACCEPTANCES OF A CHAPTER 11 PLAN WITHIN THE MEANING OF SECTION 1125 OF THE BANKRUPTCY CODE. NOTHING CONTAINED IN THIS TERM SHEET IS AN ADMISSION OF FACT OR LIABILITY, OR SHALL BE DEEMED BINDING ON ANY PARTY. THIS TERM SHEET CONTAINS MATERIAL NONPUBLIC INFORMATION AND, THEREFORE, IS SUBJECT TO FEDERAL SECURITIES LAWS. THE TERMS SET FORTH HEREIN ARE NON-BINDING AND DO NOT CREATE LEGALLY BINDING OBLIGATIONS AMONG THE PARTIES WITH RESPECT TO THE MATTERS SET FORTH BELOW. THE TRANSACTIONS CONTEMPLATED BY THIS PRELIMINARY TERM SHEET ARE SUBJECT TO, AMONG OTHER THINGS, THE EXECUTION AND DELIVERY OF DEFINITIVE DOCUMENTATION. SUBJECT TO 1 FRE 408 AND RELATED PRIVILEGES. Summary of Principal Terms of Proposed Sale of Substantially All Assets of J.C. Penney Company, Inc. and Certain of its Affiliated Debtors September [●], 2020 The following summary of principal terms (the “Term Sheet”) provides an outline of a proposed sale of substantially all of the assets of J.C. Penney Company, Inc. (the “Company”) and certain of its affiliated debtors pursuant to sections [105, 363, and 365 of title 11] of the United States Code (the “Bankruptcy Code”). The Term Sheet is for internal use only and is meant only as a summary of terms to be used by the Debtors, OpCo Buyer, BidCo, DIP Lenders, and the Consenting First Lien Lenders (each term as defined below) in negotiating the proposed sale. Constituents JCP The Company and each of its affiliates listed on Exhibit B to the Restructuring Support Agreement, dated May 15, 2020, by and among J.C. Penney Company, Inc. and the Consenting First Lien Lenders (the “RSA”), who filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code on May 15, 2020 in the United States Bankruptcy Court for the Southern District of Texas (collectively, the “Debtors”). OpCo Buyer A newly formed entity owned by Brookfield Property Group and Simon Property Group (“OpCo Buyer”). DIP Lenders The lenders (the “DIP Lenders”) under the Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement (the “DIP Credit Agreement”) by and among J.C. Penney Corporation, Inc., as Borrower, the Company and certain subsidiaries of the Company as Guarantors, GLAS USA LLC as Administrative Agent (the “DIP Agent”), GLAS 1 This Term Sheet does not set forth all key details regarding the Sale, which details will have to be negotiated in good faith in connection with definitive documentation. 4826-7443-1431v2245044.00001

Americas LLC, as Collateral Agent and the DIP Lenders party thereto from time-to-time. First Lien Lenders The holders of notes (the “First Lien Noteholders”) issued under that certain Indenture, dated as of June 23, 2016 (the “First Lien Indenture”), by and among the Company, as issuer, certain of the Company Parties (as defined in the RSA), as guarantors, and Wilmington Trust, National Association, as the trustee, as amended, restated, amended and restated, supplemented or otherwise modified from time to time. The lenders (the “Term Lenders” and, together with the First Lien Noteholders, the “First Lien Lenders”) under that certain Amended and Restated Credit and Guaranty Agreement, dated as of June 23, 2016 (the “Term Loan Credit Agreement”), by and among, inter alios, J. C. Penney Corporation, Inc., as borrower, certain of the Company Parties (as defined in the RSA), as guarantors, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto from time to time, as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time (the “Term Loan”). The First Lien Noteholders and the Term Lenders party to the RSA are referred to as the “Consenting First Lien Noteholders” and the “Consenting Term Lenders,” and together, the “Consenting First Lien Lenders”. The collateral agent under the First Lien Indenture and the Term Loan is referred to as the “Term Loan/First Lien Notes Collateral Agent.” Purchaser A newly formed entity to be formed by the DIP Agent for the purpose of effectuating the sale of the OpCo Assets to the OpCo Buyer and to effectuate the sale of the PropCo Securities to the DIP Lenders and First Lien Lenders (“BidCo”). Designee BidCo shall have the right to assign its rights, interests or obligations under the Asset Purchase Agreement to any person, provided that no such assignment shall relieve BidCo of its obligations under the Asset Purchase Agreement. 2 PropCo A newly formed entity which is expected to be a grantor trust (“PropCo”) which will issue trust certificates. 2 NTD: To be determined whether PropCo will be formed by Debtors (and equity transferred to designees of BidCo) or formed by BidCo (and PropCo Assets transferred to Propco by Debtors at closing). Additionally, if structuring - 2 - 4826-7443-1431v22Americas LLC, as Collateral Agent and the DIP Lenders party thereto from time-to-time. First Lien Lenders The holders of notes (the “First Lien Noteholders”) issued under that certain Indenture, dated as of June 23, 2016 (the “First Lien Indenture”), by and among the Company, as issuer, certain of the Company Parties (as defined in the RSA), as guarantors, and Wilmington Trust, National Association, as the trustee, as amended, restated, amended and restated, supplemented or otherwise modified from time to time. The lenders (the “Term Lenders” and, together with the First Lien Noteholders, the “First Lien Lenders”) under that certain Amended and Restated Credit and Guaranty Agreement, dated as of June 23, 2016 (the “Term Loan Credit Agreement”), by and among, inter alios, J. C. Penney Corporation, Inc., as borrower, certain of the Company Parties (as defined in the RSA), as guarantors, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto from time to time, as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time (the “Term Loan”). The First Lien Noteholders and the Term Lenders party to the RSA are referred to as the “Consenting First Lien Noteholders” and the “Consenting Term Lenders,” and together, the “Consenting First Lien Lenders”. The collateral agent under the First Lien Indenture and the Term Loan is referred to as the “Term Loan/First Lien Notes Collateral Agent.” Purchaser A newly formed entity to be formed by the DIP Agent for the purpose of effectuating the sale of the OpCo Assets to the OpCo Buyer and to effectuate the sale of the PropCo Securities to the DIP Lenders and First Lien Lenders (“BidCo”). Designee BidCo shall have the right to assign its rights, interests or obligations under the Asset Purchase Agreement to any person, provided that no such assignment shall relieve BidCo of its obligations under the Asset Purchase Agreement. 2 PropCo A newly formed entity which is expected to be a grantor trust (“PropCo”) which will issue trust certificates. 2 NTD: To be determined whether PropCo will be formed by Debtors (and equity transferred to designees of BidCo) or formed by BidCo (and PropCo Assets transferred to Propco by Debtors at closing). Additionally, if structuring - 2 - 4826-7443-1431v22

Terms of Stalking Horse Bid Sale The Term Sheet describes a proposed transaction whereby the Debtors would (i) sell all of their right, title, and interest in, to, and under the OpCo Acquired Assets (as defined below) to the OpCo Buyer, as a Designee of BidCo, free and clear of any and all liens, claims, encumbrances, and other interests (other than those liens, claims, and encumbrances expressly assumed by BidCo pursuant to the Asset Purchase Agreement), and assign to the OpCo Buyer, as a Designee of BidCo, all of the OpCo Assumed Liabilities (as defined below), pursuant to sections 105, 363(b) and (f), and 365 of the Bankruptcy Code (collectively, the “OpCo Asset Sale”), and (ii) transfer to the DIP Lenders and First Lien Lenders (as directed by Bidco) 100% of the issued and outstanding securities issued by PropCo (the “PropCo Securities”), either in accordance with a chapter 11 plan of reorganization for the Debtors (the “Plan”) under which such issuance shall be entitled to the exemption provided by section 1145 of the Bankruptcy Code and the other Definitive Documents or, at the election of Required DIP Holders, as Designees of BidCo in a sale pursuant to sections 105, 363(b) and (f), and 365 of the Bankruptcy Code (the “PropCo Equity Transfer” and together with the OpCo Asset Sale, the “Sale”). BidCo will receive commitments from the OpCo Buyer, the DIP Agent and the Consenting First Lien Lenders sufficient for BidCo to discharge its obligations under the Asset Purchase Agreement (as defined below). The Debtors and BidCo shall consummate (i) the OpCo Asset Sale on the second business day on which the conditions set forth in the Asset Purchase Agreement between BidCo and the Debtors (the “Asset Purchase Agreement”) have been satisfied or waived (such date, the “First Closing Date”), and (ii) the PropCo Equity Transfer on the second business day on which the conditions set forth in the Asset Purchase Agreement have been satisfied or waived (such date, the “Second Closing Date”). The Asset Purchase Agreement shall memorialize the applicable provisions of the Term Sheet and contain customary representations, warranties, covenants, conditions, and expense and liability allocations. Among other things, the Asset Purchase Agreement will provide that the Debtors will use commercially reasonable best efforts to cause the Propco PropCo as a grantor trust is impracticable, PropCo may be structured as a Real Estate Investment Trust or other entity, in each case acceptable to the Required DIP Lenders. - 3 - 4826-7443-1431v22Terms of Stalking Horse Bid Sale The Term Sheet describes a proposed transaction whereby the Debtors would (i) sell all of their right, title, and interest in, to, and under the OpCo Acquired Assets (as defined below) to the OpCo Buyer, as a Designee of BidCo, free and clear of any and all liens, claims, encumbrances, and other interests (other than those liens, claims, and encumbrances expressly assumed by BidCo pursuant to the Asset Purchase Agreement), and assign to the OpCo Buyer, as a Designee of BidCo, all of the OpCo Assumed Liabilities (as defined below), pursuant to sections 105, 363(b) and (f), and 365 of the Bankruptcy Code (collectively, the “OpCo Asset Sale”), and (ii) transfer to the DIP Lenders and First Lien Lenders (as directed by Bidco) 100% of the issued and outstanding securities issued by PropCo (the “PropCo Securities”), either in accordance with a chapter 11 plan of reorganization for the Debtors (the “Plan”) under which such issuance shall be entitled to the exemption provided by section 1145 of the Bankruptcy Code and the other Definitive Documents or, at the election of Required DIP Holders, as Designees of BidCo in a sale pursuant to sections 105, 363(b) and (f), and 365 of the Bankruptcy Code (the “PropCo Equity Transfer” and together with the OpCo Asset Sale, the “Sale”). BidCo will receive commitments from the OpCo Buyer, the DIP Agent and the Consenting First Lien Lenders sufficient for BidCo to discharge its obligations under the Asset Purchase Agreement (as defined below). The Debtors and BidCo shall consummate (i) the OpCo Asset Sale on the second business day on which the conditions set forth in the Asset Purchase Agreement between BidCo and the Debtors (the “Asset Purchase Agreement”) have been satisfied or waived (such date, the “First Closing Date”), and (ii) the PropCo Equity Transfer on the second business day on which the conditions set forth in the Asset Purchase Agreement have been satisfied or waived (such date, the “Second Closing Date”). The Asset Purchase Agreement shall memorialize the applicable provisions of the Term Sheet and contain customary representations, warranties, covenants, conditions, and expense and liability allocations. Among other things, the Asset Purchase Agreement will provide that the Debtors will use commercially reasonable best efforts to cause the Propco PropCo as a grantor trust is impracticable, PropCo may be structured as a Real Estate Investment Trust or other entity, in each case acceptable to the Required DIP Lenders. - 3 - 4826-7443-1431v22

Securities to be registered under the Exchange Act of 1934 concurrently with the closing, including to provide all information requested by BidCo, including any information necessary to create audited financial statements for PropCo, and provide all assistance and cooperation requested, including causing the Debtors’ independent registered accountants to audit the financial statements of PropCo and consent to their inclusion in any registration statement under the Exchange 3 Act.For the avoidance of doubt, in the event of any inconsistency between the Term Sheet and the Asset Purchase Agreement, the Asset Purchase Agreement shall govern. OpCo Asset Sale Purchase The aggregate consideration for the OpCo Acquired Assets (the Price “First Closing Purchase Price”) shall consist of the following consideration, subject to the WC Adjustment (as defined below): (i) an aggregate cash amount (the “First Closing Cash Payment”) equal to the sum of (A) $300 million of equity from OpCo Buyer (the “Opco Equity Contribution”) plus (B) an additional cash amount (which may be funded by a new ABL and/or FILO facility arranged and incurred by OpCo Buyer) sufficient to satisfy the Debtors’ existing ABL on the First Closing Date, (ii) an aggregate credit bid (A) by the First Lien Lenders in the amount of $[●] and (B) by the DIP Lenders of DIP Obligations (as defined in the DIP Order) in the amount of $[●], and (iii) the assumption of the Assumed Liabilities. On the First Closing Date, OpCo Buyer shall: (1) pay the First Closing Purchase Price to, or at the direction of, BidCo to ensure that BidCo’s payment obligation under the Asset Purchase Agreement is satisfied and (2) enter into the Term Loan Facility (as defined below). OpCo Buyer Deposit Concurrently with entry into the Asset Purchase Agreement, OpCo Buyer shall deposit with [Escrow Agent] cash in an amount equal to $[●] million. Such deposit shall be credited against the OpCo Equity Contribution at the consummation of the OpCo Asset Sale. The OpCo Buyer Deposit shall only be returned to OpCo Buyer if the transactions contemplated by the 3 If the PropCo Securities are not trust certificates, then the Required DIP Lenders may require the Debtors to use commercially reasonable efforts to cause the PropCo Securities to be listed on the New York Stock Exchange prior to closing, or at the election of the Required DIP Lenders, on the Over the Counter Market concurrently with the closing and with a New York Stock Exchange listing as soon as possible after closing upon the effectiveness of the Exchange Act registration statement. - 4 - 4826-7443-1431v22Securities to be registered under the Exchange Act of 1934 concurrently with the closing, including to provide all information requested by BidCo, including any information necessary to create audited financial statements for PropCo, and provide all assistance and cooperation requested, including causing the Debtors’ independent registered accountants to audit the financial statements of PropCo and consent to their inclusion in any registration statement under the Exchange 3 Act.For the avoidance of doubt, in the event of any inconsistency between the Term Sheet and the Asset Purchase Agreement, the Asset Purchase Agreement shall govern. OpCo Asset Sale Purchase The aggregate consideration for the OpCo Acquired Assets (the Price “First Closing Purchase Price”) shall consist of the following consideration, subject to the WC Adjustment (as defined below): (i) an aggregate cash amount (the “First Closing Cash Payment”) equal to the sum of (A) $300 million of equity from OpCo Buyer (the “Opco Equity Contribution”) plus (B) an additional cash amount (which may be funded by a new ABL and/or FILO facility arranged and incurred by OpCo Buyer) sufficient to satisfy the Debtors’ existing ABL on the First Closing Date, (ii) an aggregate credit bid (A) by the First Lien Lenders in the amount of $[●] and (B) by the DIP Lenders of DIP Obligations (as defined in the DIP Order) in the amount of $[●], and (iii) the assumption of the Assumed Liabilities. On the First Closing Date, OpCo Buyer shall: (1) pay the First Closing Purchase Price to, or at the direction of, BidCo to ensure that BidCo’s payment obligation under the Asset Purchase Agreement is satisfied and (2) enter into the Term Loan Facility (as defined below). OpCo Buyer Deposit Concurrently with entry into the Asset Purchase Agreement, OpCo Buyer shall deposit with [Escrow Agent] cash in an amount equal to $[●] million. Such deposit shall be credited against the OpCo Equity Contribution at the consummation of the OpCo Asset Sale. The OpCo Buyer Deposit shall only be returned to OpCo Buyer if the transactions contemplated by the 3 If the PropCo Securities are not trust certificates, then the Required DIP Lenders may require the Debtors to use commercially reasonable efforts to cause the PropCo Securities to be listed on the New York Stock Exchange prior to closing, or at the election of the Required DIP Lenders, on the Over the Counter Market concurrently with the closing and with a New York Stock Exchange listing as soon as possible after closing upon the effectiveness of the Exchange Act registration statement. - 4 - 4826-7443-1431v22

Asset Purchase Agreement are not consummated as a result of a breach by a party other than OpCo Buyer. PropCo Equity Transfer The aggregate consideration for the Propco Securities (the Purchase Price “Second Closing Purchase Price”) shall consist of the following consideration: (i) an aggregate credit bid (A) by the First Lien Lenders in the amount of $[•] and (B) by the DIP Lenders of DIP Obligations (as defined in the DIP Order) in the amount of $[•] (collectively with the First Closing Purchase Price, the “Purchase Price”). BidCo shall pay the Second Closing Purchase Price to the Debtors on the Second Closing Date. BidCo Commitment Letter BidCo, the OpCo Buyer, the Consenting First Lien Lenders and the DIP Lenders shall enter into a commitment letter, dated as of the date of the Asset Purchase Agreement (the “Commitment Letter”). Pursuant to the Commitment Letter, OpCo Buyer will commit to fund cash in the aggregate amount of up to $[•] for the purpose of funding the cash payment obligations of BidCo (including the First Closing Cash Payment) and to assume the OpCo Assumed Liabilities and BidCo will agree to designate OpCo Buyer to receive the OpCo Acquired Assets. Additionally, pursuant to the Commitment Letter, the Consenting First Lien Lenders and the DIP Lenders will agree to cause sufficient rights to credit bid the non-cash portion of the First Closing Purchase Price to be assigned to the OpCo Buyer in exchange for being assigned the rights to the Accounts Payable Earnout and receiving rights under the Term Loan Facility, each pro rata in accordance with the principal amount of debt assigned for credit bid. Bid Protections A break-up fee equal to [3]% of the cash portion of the [First Closing Cash Payment] will be payable to the OpCo Buyer, via BidCo, in the event that the First Closing does not close due to a termination (i) for breach by Debtors, (ii) by the Debtors in an exercise of their fiduciary obligations, or (iii) in connection with an alternative transaction, and in each event such break fee will be payable solely upon consummation of and out of the proceeds of an alternative transaction. The Debtors will also reimburse all fees and expenses incurred by BidCo and its members, if applicable, in an amount not to exceed $[●], upon the termination of the Sale Transaction (other than a termination in respect of a breach by BidCo or the Opco Purchaser). - 5 - 4826-7443-1431v22Asset Purchase Agreement are not consummated as a result of a breach by a party other than OpCo Buyer. PropCo Equity Transfer The aggregate consideration for the Propco Securities (the Purchase Price “Second Closing Purchase Price”) shall consist of the following consideration: (i) an aggregate credit bid (A) by the First Lien Lenders in the amount of $[•] and (B) by the DIP Lenders of DIP Obligations (as defined in the DIP Order) in the amount of $[•] (collectively with the First Closing Purchase Price, the “Purchase Price”). BidCo shall pay the Second Closing Purchase Price to the Debtors on the Second Closing Date. BidCo Commitment Letter BidCo, the OpCo Buyer, the Consenting First Lien Lenders and the DIP Lenders shall enter into a commitment letter, dated as of the date of the Asset Purchase Agreement (the “Commitment Letter”). Pursuant to the Commitment Letter, OpCo Buyer will commit to fund cash in the aggregate amount of up to $[•] for the purpose of funding the cash payment obligations of BidCo (including the First Closing Cash Payment) and to assume the OpCo Assumed Liabilities and BidCo will agree to designate OpCo Buyer to receive the OpCo Acquired Assets. Additionally, pursuant to the Commitment Letter, the Consenting First Lien Lenders and the DIP Lenders will agree to cause sufficient rights to credit bid the non-cash portion of the First Closing Purchase Price to be assigned to the OpCo Buyer in exchange for being assigned the rights to the Accounts Payable Earnout and receiving rights under the Term Loan Facility, each pro rata in accordance with the principal amount of debt assigned for credit bid. Bid Protections A break-up fee equal to [3]% of the cash portion of the [First Closing Cash Payment] will be payable to the OpCo Buyer, via BidCo, in the event that the First Closing does not close due to a termination (i) for breach by Debtors, (ii) by the Debtors in an exercise of their fiduciary obligations, or (iii) in connection with an alternative transaction, and in each event such break fee will be payable solely upon consummation of and out of the proceeds of an alternative transaction. The Debtors will also reimburse all fees and expenses incurred by BidCo and its members, if applicable, in an amount not to exceed $[●], upon the termination of the Sale Transaction (other than a termination in respect of a breach by BidCo or the Opco Purchaser). - 5 - 4826-7443-1431v22

Treatment of Cash and OpCo Assets to include all cash in stores, credit card receivables 4 Working Capital and cash in transit, as well as $50 million of other cash (commonly referred to in the Debtors cash flow forecasts as Short Term Investments) (“OpCo Cash”). . All other cash and cash equivalents to be retained by the Debtors until distribution to the liquidating trust. $[●] of cash shall be included in the assets transferred to PropCo as initial working capital. OpCo Buyer to transfer to [the Debtors] 50% of all cash received from the release of bankruptcy related credit card holdbacks. In addition, as cash collateralized letters of credit are replaced, OpCo Buyer shall pay to [the Debtors] the amount of such replaced cash collateralized letters of credit. The First Closing Cash Payment will be subject to a working capital adjustment (the “WC Adjustment”) as follows: 1. If Net Working Capital of the Debtors as of the First Closing Date is greater than $1,923 million, then the First Closing Cash Payment shall be increased by the amount of such excess; and 2. If Net Working Capital of the Debtors as of the First Closing Date is less than $1,923 million, then the First Closing Cash Payment shall be decreased by the amount of such excess. However, in no event shall such decrease be more than the amount of the OpCo Equity Contribution. “Net Working Capital” means Current Assets minus Current Liabilities. “Current Assets” means (i) OpCo Cash, (ii) merchandise inventory, and (iii) prepaid expenses and other current assets, in each case, of the Debtors. “Current Liabilities” means (i) merchandise accounts payable, (ii) non-merchandise accounts payable, (iii) accrued expenses, and (iv) current operating lease and other current liabilities, in each case, of the Debtors. Accounts Payable Earnout (1) For the periods beginning after February 1, 2021, and at the end of each Fiscal Month during the fiscal year, OpCo Buyer shall calculate its Merchandise Accounts Payable 4 Implementation of an Estimated Working Capital payment at closing needs to be agreed. - 6 - 4826-7443-1431v22Treatment of Cash and OpCo Assets to include all cash in stores, credit card receivables 4 Working Capital and cash in transit, as well as $50 million of other cash (commonly referred to in the Debtors cash flow forecasts as Short Term Investments) (“OpCo Cash”). . All other cash and cash equivalents to be retained by the Debtors until distribution to the liquidating trust. $[●] of cash shall be included in the assets transferred to PropCo as initial working capital. OpCo Buyer to transfer to [the Debtors] 50% of all cash received from the release of bankruptcy related credit card holdbacks. In addition, as cash collateralized letters of credit are replaced, OpCo Buyer shall pay to [the Debtors] the amount of such replaced cash collateralized letters of credit. The First Closing Cash Payment will be subject to a working capital adjustment (the “WC Adjustment”) as follows: 1. If Net Working Capital of the Debtors as of the First Closing Date is greater than $1,923 million, then the First Closing Cash Payment shall be increased by the amount of such excess; and 2. If Net Working Capital of the Debtors as of the First Closing Date is less than $1,923 million, then the First Closing Cash Payment shall be decreased by the amount of such excess. However, in no event shall such decrease be more than the amount of the OpCo Equity Contribution. “Net Working Capital” means Current Assets minus Current Liabilities. “Current Assets” means (i) OpCo Cash, (ii) merchandise inventory, and (iii) prepaid expenses and other current assets, in each case, of the Debtors. “Current Liabilities” means (i) merchandise accounts payable, (ii) non-merchandise accounts payable, (iii) accrued expenses, and (iv) current operating lease and other current liabilities, in each case, of the Debtors. Accounts Payable Earnout (1) For the periods beginning after February 1, 2021, and at the end of each Fiscal Month during the fiscal year, OpCo Buyer shall calculate its Merchandise Accounts Payable 4 Implementation of an Estimated Working Capital payment at closing needs to be agreed. - 6 - 4826-7443-1431v22 liability less its Merchandise Accounts Payable Prepayments asset, with the resulting calculation being the Company’s “Net Merchandise Accounts Payable” balance for such period. Calculation of Merchandise Accounts Payable shall include any merchandise related Vendor Financing. (2) For each of the fiscal years 2021 and 2022, OpCo Buyer will determine the monthly average Net Merchandise Accounts Payable for the year and report the amount to the designee of the First Lien Lenders and DIP Lenders within 60 days of the end of the fiscal year (the “Average Net Merchandise Accounts Payable”). (3) OpCo Buyer will pay to [the First Lien Lenders and DIP Lenders, as assignees of BidCo,] 20% of the difference between (x) the FY 21 Average Net Merchandise Accounts Payable balance and (y) the Net Merchandise Accounts 5 Payable balance as of [●], 2020, no later than March 31, 2022. (4) For FY22, OpCo Buyer will calculate the FY22 Average Net Merchandise Accounts Payable and OpCo Buyer will pay to [the First Lien Lenders and DIP Lenders, as assignees of BidCo,] 20% of the difference between (x) the FY22 Average Net Merchandise Accounts Payable balance and (y) the FY21 Average Net Merchandise Accounts Payable balance, no later than March 31, 2023. (5) The payments under (3) and (4) shall be subject to a liquidity test: a. Payment limited to the lesser of (i) the amount due or (ii) the amount that would cause OpCo Buyer’s average trailing twelve month liquidity to fall below $500 million with average trailing twelve month liquidity measured for the end of the month immediately preceding the due date of such earn out payment (i.e., the March 31 earn out payment will be based on average trailing twelve month liquidity as of the end of February); b. Any amount due and not paid as a result of item 5(a) above will be carried forward as a secured claim with a junior lien on collateral until the unpaid amount is paid in its entirety, with no expiration. Any unpaid amount will be payable at the end of each subsequent quarter (e.g., April 30 and each quarter thereafter until fully 5 NTD: To be the most recent date prior to the date of this Term Sheet for which such information is available. - 7 - 4826-7443-1431v22liability less its Merchandise Accounts Payable Prepayments asset, with the resulting calculation being the Company’s “Net Merchandise Accounts Payable” balance for such period. Calculation of Merchandise Accounts Payable shall include any merchandise related Vendor Financing. (2) For each of the fiscal years 2021 and 2022, OpCo Buyer will determine the monthly average Net Merchandise Accounts Payable for the year and report the amount to the designee of the First Lien Lenders and DIP Lenders within 60 days of the end of the fiscal year (the “Average Net Merchandise Accounts Payable”). (3) OpCo Buyer will pay to [the First Lien Lenders and DIP Lenders, as assignees of BidCo,] 20% of the difference between (x) the FY 21 Average Net Merchandise Accounts Payable balance and (y) the Net Merchandise Accounts 5 Payable balance as of [●], 2020, no later than March 31, 2022. (4) For FY22, OpCo Buyer will calculate the FY22 Average Net Merchandise Accounts Payable and OpCo Buyer will pay to [the First Lien Lenders and DIP Lenders, as assignees of BidCo,] 20% of the difference between (x) the FY22 Average Net Merchandise Accounts Payable balance and (y) the FY21 Average Net Merchandise Accounts Payable balance, no later than March 31, 2023. (5) The payments under (3) and (4) shall be subject to a liquidity test: a. Payment limited to the lesser of (i) the amount due or (ii) the amount that would cause OpCo Buyer’s average trailing twelve month liquidity to fall below $500 million with average trailing twelve month liquidity measured for the end of the month immediately preceding the due date of such earn out payment (i.e., the March 31 earn out payment will be based on average trailing twelve month liquidity as of the end of February); b. Any amount due and not paid as a result of item 5(a) above will be carried forward as a secured claim with a junior lien on collateral until the unpaid amount is paid in its entirety, with no expiration. Any unpaid amount will be payable at the end of each subsequent quarter (e.g., April 30 and each quarter thereafter until fully 5 NTD: To be the most recent date prior to the date of this Term Sheet for which such information is available. - 7 - 4826-7443-1431v22 paid) in the amount equal to the lesser of (i) the remaining amount outstanding (ii) the amount that would cause OpCo Buyer’s average trailing twelve month liquidity to fall below $500 million as measured for the immediately preceding quarter (e.g., average trailing twelve month liquidity measured at January 31 for the April 30 payment and each quarter thereafter until fully paid). “Liquidity” means the sum of (x) availability under OpCo Buyer’s ABL Facility plus (y) the aggregate amount of cash and cash equivalents of OpCo Buyer and its subsidiaries that are not restricted for purposes of GAAP (other than as a result of any liens securing the OpCo Buyer’s ABL facility or term facility). OpCo Acquired Assets / “OpCo Acquired Assets” will include (i) substantially all Excluded Assets operating assets of the Company and (ii) all of the real estate assets (other than the PropCo Assets and any real estate included in the Excluded Assets) of the Company, in each case, as of the First Closing Date. The Acquired Assets shall not include the following: (i) contracts and leases that are not Assumed Contracts; (ii) any permit or license that is not permitted to be transferred, (iii) cash and cash equivalents to be retained by or transferred to the Debtors as described above; (iv) equity securities of any subsidiary of the Debtors; (vi) Avoidance Actions; (vii) inventory at the closed stores or closing stores; (viii) the PropCo Assets, (ix) any tort claims in favor of the Debtors; (x) the assets constituting the Litigation Trust; (x) any owned properties currently contemplated to be sold during the chapter 11 cases; and (xi) the [Synchrony holdback amount] (collectively, the “Excluded Assets”). OpCo Assumed Liabilities “OpCo Assumed Liabilities” shall include the following / Excluded Liabilities liabilities of the Debtors: (i) all liabilities of the Debtors under the Assumed Contracts (as defined below) (including cure costs determined by an order of the Bankruptcy Court); (ii) all liabilities arising out of the operation of the OpCo Acquired Assets for periods following the First Closing Date; and (iii) [●]. Any liabilities of the Debtors that are not Assumed Liabilities shall be “Excluded Liabilities”. - 8 - 4826-7443-1431v22paid) in the amount equal to the lesser of (i) the remaining amount outstanding (ii) the amount that would cause OpCo Buyer’s average trailing twelve month liquidity to fall below $500 million as measured for the immediately preceding quarter (e.g., average trailing twelve month liquidity measured at January 31 for the April 30 payment and each quarter thereafter until fully paid). “Liquidity” means the sum of (x) availability under OpCo Buyer’s ABL Facility plus (y) the aggregate amount of cash and cash equivalents of OpCo Buyer and its subsidiaries that are not restricted for purposes of GAAP (other than as a result of any liens securing the OpCo Buyer’s ABL facility or term facility). OpCo Acquired Assets / “OpCo Acquired Assets” will include (i) substantially all Excluded Assets operating assets of the Company and (ii) all of the real estate assets (other than the PropCo Assets and any real estate included in the Excluded Assets) of the Company, in each case, as of the First Closing Date. The Acquired Assets shall not include the following: (i) contracts and leases that are not Assumed Contracts; (ii) any permit or license that is not permitted to be transferred, (iii) cash and cash equivalents to be retained by or transferred to the Debtors as described above; (iv) equity securities of any subsidiary of the Debtors; (vi) Avoidance Actions; (vii) inventory at the closed stores or closing stores; (viii) the PropCo Assets, (ix) any tort claims in favor of the Debtors; (x) the assets constituting the Litigation Trust; (x) any owned properties currently contemplated to be sold during the chapter 11 cases; and (xi) the [Synchrony holdback amount] (collectively, the “Excluded Assets”). OpCo Assumed Liabilities “OpCo Assumed Liabilities” shall include the following / Excluded Liabilities liabilities of the Debtors: (i) all liabilities of the Debtors under the Assumed Contracts (as defined below) (including cure costs determined by an order of the Bankruptcy Court); (ii) all liabilities arising out of the operation of the OpCo Acquired Assets for periods following the First Closing Date; and (iii) [●]. Any liabilities of the Debtors that are not Assumed Liabilities shall be “Excluded Liabilities”. - 8 - 4826-7443-1431v22

OpCo Assumed Contracts Specified “Assumed Contracts” will be assigned at the First / Excluded Contracts Closing. The APA will include a customary mechanism permitting BidCo to designate additional Assumed Contracts (or remove contracts from the list of Assumed Contracts) prior to the First Closing. BidCo shall not assume or otherwise have any liability with respect to any Excluded Contract. PropCo Assets and Promptly following the execution and delivery of the Asset Liabilities Purchase Agreement, the Debtors will form PropCo by contributing the 160 owned and ground leased real properties and the six owned distribution centers, and other assets and liabilities related thereto (collectively, the “PropCo Assets”), pursuant to a Separation Agreement (as defined below). Litigation Trust The Debtors shall establish a trust for the benefit of OpCo Buyer and the [DIP Lenders and First Lien Lenders, as designees of BidCo] (the “Litigation Trust”). The Debtors shall cause any awards received by the Debtors resulting from the [MasterCard and Visa litigations] to be placed in the Litigation Trust. OpCo Buyer, on the one hand, and the [DIP Lenders and First Lien Lenders, as designees of BidCo], on the other hand, each shall be entitled to 50% of all distributions from the Litigation Trust. Representations & The Asset Purchase Agreement will include representations, Warranties; Covenants warranties and covenants, to be agreed upon, that are customary for transactions of this character in which the seller is a debtor in possession under the Bankruptcy Code. Termination Rights The Asset Purchase Agreement will contain termination provisions, to be agreed upon, that are customary for transactions of this character in which the seller is a debtor in possession under the Bankruptcy Code, including, without limitation, the following: • if the First Closing has not occurred by the date that is [•] days after signing; • if the Second Closing has not occurred by the date that is [•] days after the First Closing; • if the other party commits a breach that would result in a failure of a closing condition, and fails to cure the breach after notice and the applicable cure period; • if the bankruptcy cases of any of the Debtors are dismissed or converted into cases under chapter 7 of the Bankruptcy Code; - 9 - 4826-7443-1431v22OpCo Assumed Contracts Specified “Assumed Contracts” will be assigned at the First / Excluded Contracts Closing. The APA will include a customary mechanism permitting BidCo to designate additional Assumed Contracts (or remove contracts from the list of Assumed Contracts) prior to the First Closing. BidCo shall not assume or otherwise have any liability with respect to any Excluded Contract. PropCo Assets and Promptly following the execution and delivery of the Asset Liabilities Purchase Agreement, the Debtors will form PropCo by contributing the 160 owned and ground leased real properties and the six owned distribution centers, and other assets and liabilities related thereto (collectively, the “PropCo Assets”), pursuant to a Separation Agreement (as defined below). Litigation Trust The Debtors shall establish a trust for the benefit of OpCo Buyer and the [DIP Lenders and First Lien Lenders, as designees of BidCo] (the “Litigation Trust”). The Debtors shall cause any awards received by the Debtors resulting from the [MasterCard and Visa litigations] to be placed in the Litigation Trust. OpCo Buyer, on the one hand, and the [DIP Lenders and First Lien Lenders, as designees of BidCo], on the other hand, each shall be entitled to 50% of all distributions from the Litigation Trust. Representations & The Asset Purchase Agreement will include representations, Warranties; Covenants warranties and covenants, to be agreed upon, that are customary for transactions of this character in which the seller is a debtor in possession under the Bankruptcy Code. Termination Rights The Asset Purchase Agreement will contain termination provisions, to be agreed upon, that are customary for transactions of this character in which the seller is a debtor in possession under the Bankruptcy Code, including, without limitation, the following: • if the First Closing has not occurred by the date that is [•] days after signing; • if the Second Closing has not occurred by the date that is [•] days after the First Closing; • if the other party commits a breach that would result in a failure of a closing condition, and fails to cure the breach after notice and the applicable cure period; • if the bankruptcy cases of any of the Debtors are dismissed or converted into cases under chapter 7 of the Bankruptcy Code; - 9 - 4826-7443-1431v22

• if the Debtors withdraw or seek to withdraw the sale motion or file or support any stand-alone plan of reorganization or liquidation; • entry of a final, non-appealable order prohibiting the transactions; and • [if the Stalking Horse Order is not entered by the specified deadline, or the portion thereof that relates to bid protections is denied in whole or in part.] In addition, if required pursuant to their fiduciary duties, the Debtors will be permitted to terminate the Asset Purchase Agreement in order to enter into an alternative transaction or reorganization. Prior to the completion of the First Closing, either the Required DIP Lenders or the OpCo Buyer may cause BidCo to exercise its termination rights. Following the First Closing, the Required DIP Lenders may cause BidCo to exercise such termination rights. Business Continuance Except as expressly contemplated by the Asset Purchase Agreement or with the prior written consent of BidCo, the Debtors shall, between the date of the Asset Purchase Agreement and the First Closing Date, operate the Acquired Assets in the ordinary course in a manner consistent with past practice, and shall confer with BidCo and its representatives, as reasonably requested, to report on operational matters and the general status of ongoing operations. During the period from the First Closing Date to the earlier of the Second Closing and the date on which the Asset Purchase Agreement is terminated, the Debtors shall be subject to customary interim operating covenants, including covenants not to: (i) issue, sell or pledge shares of its capital stock or securities; (ii) declare, set aside or pay any cash dividend or other cash distribution in respect of its capital stock, or declare, set aside or pay any non-cash dividend or other non-cash distribution in respect of its capital stock; (iii) sell, transfer or encumber assets; (iv) enter into or amend material contracts, including the Master Lease Agreement and the Distribution Center Lease; and (v) take other significant actions to be enumerated in the Asset Purchase Agreement. Closing Conditions The Definitive Documents (as defined below) shall contain, among other things, the following conditions to the obligation of BidCo to consummate the Sale in addition to other conditions - 10 - 4826-7443-1431v22• if the Debtors withdraw or seek to withdraw the sale motion or file or support any stand-alone plan of reorganization or liquidation; • entry of a final, non-appealable order prohibiting the transactions; and • [if the Stalking Horse Order is not entered by the specified deadline, or the portion thereof that relates to bid protections is denied in whole or in part.] In addition, if required pursuant to their fiduciary duties, the Debtors will be permitted to terminate the Asset Purchase Agreement in order to enter into an alternative transaction or reorganization. Prior to the completion of the First Closing, either the Required DIP Lenders or the OpCo Buyer may cause BidCo to exercise its termination rights. Following the First Closing, the Required DIP Lenders may cause BidCo to exercise such termination rights. Business Continuance Except as expressly contemplated by the Asset Purchase Agreement or with the prior written consent of BidCo, the Debtors shall, between the date of the Asset Purchase Agreement and the First Closing Date, operate the Acquired Assets in the ordinary course in a manner consistent with past practice, and shall confer with BidCo and its representatives, as reasonably requested, to report on operational matters and the general status of ongoing operations. During the period from the First Closing Date to the earlier of the Second Closing and the date on which the Asset Purchase Agreement is terminated, the Debtors shall be subject to customary interim operating covenants, including covenants not to: (i) issue, sell or pledge shares of its capital stock or securities; (ii) declare, set aside or pay any cash dividend or other cash distribution in respect of its capital stock, or declare, set aside or pay any non-cash dividend or other non-cash distribution in respect of its capital stock; (iii) sell, transfer or encumber assets; (iv) enter into or amend material contracts, including the Master Lease Agreement and the Distribution Center Lease; and (v) take other significant actions to be enumerated in the Asset Purchase Agreement. Closing Conditions The Definitive Documents (as defined below) shall contain, among other things, the following conditions to the obligation of BidCo to consummate the Sale in addition to other conditions - 10 - 4826-7443-1431v22 that may be agreed upon by BidCo and the Debtors in the Definitive Documents: 1. Receipt of all necessary governmental regulatory approvals and all other necessary consents related to the assignment of the Acquired Assets and the assumption and assignment of the Assumed Contracts shall have been received and be final (unless BidCo determines that such consents are not required pursuant to the Sale Order or finality is waived by BidCo in its sole discretion); 2. Entry of the Sale Order and such Sale Order having become final; 3. [Entry of the Confirmation Order and such Confirmation 6 Order having become final;] 4. No injunctions or other order of any governmental authority preventing consummation of the Sale, including prohibiting the partial discharge or release of the First Lien Notes Claims, the Term Loan Claims and the DIP Obligations as consideration for the Acquired Assets; 5. Accuracy of all previously made representations and warranties, generally subject to a materially adverse effect standard; 6. Subject to customary exceptions and limitations in the defined term “Material Adverse Effect” to be contained in the Asset Purchase Agreement, the absence of a Material Adverse Effect (as so defined) in the business, properties, assets, condition (financial or otherwise), operations and performance of (a) the OpCo business and (b) the PropCo Assets from the date of the Asset Purchase Agreement to (i) the First Closing Date (with respect to the OpCo business and the PropCo Assets) and (ii) the Second Closing Date (with respect to the PropCo Assets), which Material Adverse Effect is continuing as of such date; 7. The completion of the Restructuring Transactions; 6 NTD: TBD whether this will apply to First and Second Closings. - 11 - 4826-7443-1431v22that may be agreed upon by BidCo and the Debtors in the Definitive Documents: 1. Receipt of all necessary governmental regulatory approvals and all other necessary consents related to the assignment of the Acquired Assets and the assumption and assignment of the Assumed Contracts shall have been received and be final (unless BidCo determines that such consents are not required pursuant to the Sale Order or finality is waived by BidCo in its sole discretion); 2. Entry of the Sale Order and such Sale Order having become final; 3. [Entry of the Confirmation Order and such Confirmation 6 Order having become final;] 4. No injunctions or other order of any governmental authority preventing consummation of the Sale, including prohibiting the partial discharge or release of the First Lien Notes Claims, the Term Loan Claims and the DIP Obligations as consideration for the Acquired Assets; 5. Accuracy of all previously made representations and warranties, generally subject to a materially adverse effect standard; 6. Subject to customary exceptions and limitations in the defined term “Material Adverse Effect” to be contained in the Asset Purchase Agreement, the absence of a Material Adverse Effect (as so defined) in the business, properties, assets, condition (financial or otherwise), operations and performance of (a) the OpCo business and (b) the PropCo Assets from the date of the Asset Purchase Agreement to (i) the First Closing Date (with respect to the OpCo business and the PropCo Assets) and (ii) the Second Closing Date (with respect to the PropCo Assets), which Material Adverse Effect is continuing as of such date; 7. The completion of the Restructuring Transactions; 6 NTD: TBD whether this will apply to First and Second Closings. - 11 - 4826-7443-1431v22

8. The WC Adjustment not resulting in a decrease to the First Closing Purchase Price greater than the OpCo Equity Contribution; and 9. With respect to the Second Closing: (a) the filing of a Form 10 relating to PropCo with the SEC in form and substance satisfactory to the Required DIP Lenders and (b) receipt of initial comments on the Form 10 from the SEC which are in substance satisfactory to the Required 7 DIP Lenders. Prior to the completion of the First Closing, both the Required DIP Lenders and the OpCo Buyer shall be required to cause BidCo to waive a condition to closing; provided, however, that the condition described in #8 above may not be waived. Following the First Closing, the Required DIP Lenders may cause BidCo to waive such conditions to closing. Securities Law Matters / The Debtors will promptly cooperate with the BidCo in Registration connection with ensuring that the securities issued by the PropCo established by or for the benefit of BidCo will be freely tradeable by persons other than “affiliates” (as defined in the Securities Act) of such PropCo and will use commercially reasonable best efforts to provide, as promptly as possible, BidCo and such PropCo with all information requested, including but not limited to, any information necessary to create audited financial statements for such PropCo, and promptly provide all assistance and cooperation requested, including causing the Debtors independent registered accountants to audit the financial statements of such PropCo consent to their inclusion in any registration statement under the Securities Act of 1933 or the Exchange Act of 1934, and to assist in the 8 preparation of unaudited pro forma financial statements. PropCo will provide any holders of its securities that are considered “affiliates” with registration rights. Definitive Documents Any documents entered into by the parties in connection with consummation of the transactions contemplated in the Asset Purchase Agreement and the Plan, including, without limitation, the (i) Plan and any Plan Supplement, the Disclosure Statement, the Confirmation Order, the Approval Order, the Plan 7 If structuring PropCo as a grantor trust is not practicable, the Required DIP Lenders may require the formation of a taxable REIT subsidiary of PropCo as condition to the Second Closing. 8 If the formation of PropCo as a grantor trust is impracticable, the Required DIP Lenders may require the Debtors to use commercially reasonable efforts to obtain the listing of the securities issued by PropCo on the New York Stock Exchange. - 12 - 4826-7443-1431v228. The WC Adjustment not resulting in a decrease to the First Closing Purchase Price greater than the OpCo Equity Contribution; and 9. With respect to the Second Closing: (a) the filing of a Form 10 relating to PropCo with the SEC in form and substance satisfactory to the Required DIP Lenders and (b) receipt of initial comments on the Form 10 from the SEC which are in substance satisfactory to the Required 7 DIP Lenders. Prior to the completion of the First Closing, both the Required DIP Lenders and the OpCo Buyer shall be required to cause BidCo to waive a condition to closing; provided, however, that the condition described in #8 above may not be waived. Following the First Closing, the Required DIP Lenders may cause BidCo to waive such conditions to closing. Securities Law Matters / The Debtors will promptly cooperate with the BidCo in Registration connection with ensuring that the securities issued by the PropCo established by or for the benefit of BidCo will be freely tradeable by persons other than “affiliates” (as defined in the Securities Act) of such PropCo and will use commercially reasonable best efforts to provide, as promptly as possible, BidCo and such PropCo with all information requested, including but not limited to, any information necessary to create audited financial statements for such PropCo, and promptly provide all assistance and cooperation requested, including causing the Debtors independent registered accountants to audit the financial statements of such PropCo consent to their inclusion in any registration statement under the Securities Act of 1933 or the Exchange Act of 1934, and to assist in the 8 preparation of unaudited pro forma financial statements. PropCo will provide any holders of its securities that are considered “affiliates” with registration rights. Definitive Documents Any documents entered into by the parties in connection with consummation of the transactions contemplated in the Asset Purchase Agreement and the Plan, including, without limitation, the (i) Plan and any Plan Supplement, the Disclosure Statement, the Confirmation Order, the Approval Order, the Plan 7 If structuring PropCo as a grantor trust is not practicable, the Required DIP Lenders may require the formation of a taxable REIT subsidiary of PropCo as condition to the Second Closing. 8 If the formation of PropCo as a grantor trust is impracticable, the Required DIP Lenders may require the Debtors to use commercially reasonable efforts to obtain the listing of the securities issued by PropCo on the New York Stock Exchange. - 12 - 4826-7443-1431v22

Solicitation Order, and the [•], each of which shall be in form and substance acceptable to the parties and (ii) any other documents that constitute “Definitive Documents” under the Plan Term Sheet. Debtors, OpCo Buyer, BidCo, Required DIP Lenders, and the Consenting First Lien Lenders shall negotiate in good faith the terms of the Asset Purchase Agreement, Term Loan Facility, Master Lease Agreement and Distribution Center Lease (the “Required Definitive Documents”) with the intention to signing such Required Definitive Documents as soon as practicable, and in no event later than September [23], 2020. Separation Agreement Concurrently with the execution and delivery of the Asset Purchase Agreement, the Debtors and PropCo shall enter into a separation agreement, dated as of the date of the Asset Purchase Agreement (the “Separation Agreement”), pursuant to which the Debtors shall transfer, convey and deliver to PropCo and/or certain designees of PropCo the PropCo Assets in accordance with the restructuring transactions set forth therein (the “Restructuring Transactions”). In connection with such transfer, the Separation Agreement shall provide for customary prorations of income and expenses allocable to the transferred Properties and the payment of all out-of-pocket costs and expenses of the transfer, including title insurance premiums for owner’s policies (with BidCo being responsible for any extended coverage or mortgagee policy premiums) and transfer taxes, in accordance with local custom for the jurisdiction in which the related Property is located. OpCo “Takeback” Exit Upon consummation of the First Closing, the OpCo Buyer will Term Loan Facility issue a “takeback” exit term loan facility (the “Term Loan Facility”) to the First Lien Lenders and DIP Lenders as consideration for the assignment by BidCo of the non-cash portion of the First Closing Purchase Price. The key terms of the Term Loan Facility are set forth on Exhibit [●] hereto. Master Lease Agreement Concurrently with the First Closing, PropCo and/or certain designees of PropCo (the “Landlord”) and [•], a [•][•], a newly- formed bankruptcy remote special purpose entity that is a directly wholly-owned subsidiary of the Company, as reorganized pursuant to the Plan (“Tenant”), shall enter into a master lease agreement, dated as of the date of the Asset Purchase Agreement (the “Master Lease Agreement”), pursuant to which, on the terms and conditions set forth therein, Tenant shall lease the PropCo Assets from the Landlord. The - 13 - 4826-7443-1431v22Solicitation Order, and the [•], each of which shall be in form and substance acceptable to the parties and (ii) any other documents that constitute “Definitive Documents” under the Plan Term Sheet. Debtors, OpCo Buyer, BidCo, Required DIP Lenders, and the Consenting First Lien Lenders shall negotiate in good faith the terms of the Asset Purchase Agreement, Term Loan Facility, Master Lease Agreement and Distribution Center Lease (the “Required Definitive Documents”) with the intention to signing such Required Definitive Documents as soon as practicable, and in no event later than September [23], 2020. Separation Agreement Concurrently with the execution and delivery of the Asset Purchase Agreement, the Debtors and PropCo shall enter into a separation agreement, dated as of the date of the Asset Purchase Agreement (the “Separation Agreement”), pursuant to which the Debtors shall transfer, convey and deliver to PropCo and/or certain designees of PropCo the PropCo Assets in accordance with the restructuring transactions set forth therein (the “Restructuring Transactions”). In connection with such transfer, the Separation Agreement shall provide for customary prorations of income and expenses allocable to the transferred Properties and the payment of all out-of-pocket costs and expenses of the transfer, including title insurance premiums for owner’s policies (with BidCo being responsible for any extended coverage or mortgagee policy premiums) and transfer taxes, in accordance with local custom for the jurisdiction in which the related Property is located. OpCo “Takeback” Exit Upon consummation of the First Closing, the OpCo Buyer will Term Loan Facility issue a “takeback” exit term loan facility (the “Term Loan Facility”) to the First Lien Lenders and DIP Lenders as consideration for the assignment by BidCo of the non-cash portion of the First Closing Purchase Price. The key terms of the Term Loan Facility are set forth on Exhibit [●] hereto. Master Lease Agreement Concurrently with the First Closing, PropCo and/or certain designees of PropCo (the “Landlord”) and [•], a [•][•], a newly- formed bankruptcy remote special purpose entity that is a directly wholly-owned subsidiary of the Company, as reorganized pursuant to the Plan (“Tenant”), shall enter into a master lease agreement, dated as of the date of the Asset Purchase Agreement (the “Master Lease Agreement”), pursuant to which, on the terms and conditions set forth therein, Tenant shall lease the PropCo Assets from the Landlord. The - 13 - 4826-7443-1431v22 key terms of the Master Lease Agreement are set forth on Exhibit [●] hereto. Distribution Center Leases Concurrently with the First Closing, PropCo and/or certain designees of PropCo (the “DC Landlord”) and [•], a [•][•], a newly-formed bankruptcy remote special purpose entity that is a directly wholly-owned subsidiary of the Company, as reorganized pursuant to the Plan (“DC Tenant”), shall enter into a lease agreement, dated as of the date of the Asset Purchase Agreement (the “Distribution Center Lease”), pursuant to which, on the terms and conditions set forth therein, Tenant shall lease six warehouse and distribution centers from the DC Landlord. The key terms of the Distribution Center Lease are 9 set forth on Exhibit [●] hereto. Transition Services At the First Closing, the OpCo Buyer and PropCo will enter into Agreement a transition services agreement (the “Transition Services Agreement”) in the form to be attached to the Asset Purchase Agreement, pursuant to which OpCo Buyer will provide certain services to the Debtors and/or PropCo. 9 If structuring PropCo as a grantor trust is not practicable, the Required DIP Lenders may require the DC Landlord to issue “take-back” debt to the First Lien Lenders and DIP Lenders as is necessary to structure the DC Landlord as a taxable REIT subsidiary in a tax efficient manner. - 14 - 4826-7443-1431v22key terms of the Master Lease Agreement are set forth on Exhibit [●] hereto. Distribution Center Leases Concurrently with the First Closing, PropCo and/or certain designees of PropCo (the “DC Landlord”) and [•], a [•][•], a newly-formed bankruptcy remote special purpose entity that is a directly wholly-owned subsidiary of the Company, as reorganized pursuant to the Plan (“DC Tenant”), shall enter into a lease agreement, dated as of the date of the Asset Purchase Agreement (the “Distribution Center Lease”), pursuant to which, on the terms and conditions set forth therein, Tenant shall lease six warehouse and distribution centers from the DC Landlord. The key terms of the Distribution Center Lease are 9 set forth on Exhibit [●] hereto. Transition Services At the First Closing, the OpCo Buyer and PropCo will enter into Agreement a transition services agreement (the “Transition Services Agreement”) in the form to be attached to the Asset Purchase Agreement, pursuant to which OpCo Buyer will provide certain services to the Debtors and/or PropCo. 9 If structuring PropCo as a grantor trust is not practicable, the Required DIP Lenders may require the DC Landlord to issue “take-back” debt to the First Lien Lenders and DIP Lenders as is necessary to structure the DC Landlord as a taxable REIT subsidiary in a tax efficient manner. - 14 - 4826-7443-1431v22

CONFIDENTIAL In re J.C. Penney Company, Inc., et al. Credit Bid Term Sheet This term sheet (including all exhibits and schedules hereto, the “Credit Bid Term Sheet”) sets forth the principal terms of a proposed credit bid (the “Credit Bid”) for the sale of all or substantially all of the assets (the “Sale Transaction”) of J.C. Penney Company, Inc. (“JCP”) and its affiliated debtors and debtors in possession (collectively, the “Company” or the “Debtors” and, each, a “Debtor”) to be effectuated by the Debtors in their cases pending under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). THIS CREDIT BID TERM SHEET DOES NOT CONSTITUTE (NOR SHALL IT BE CONSTRUED AS) AN OFFER WITH RESPECT TO ANY SECURITIES OR A SOLICITATION OF ACCEPTANCES OR REJECTIONS AS TO ANY PLAN OF REORGANIZATION, IT BEING UNDERSTOOD THAT SUCH A SOLICITATION, IF ANY, SHALL ONLY BE MADE IN COMPLIANCE WITH APPLICABLE PROVISIONS OF THE BANKRUPTCY CODE. THIS CREDIT BID TERM SHEET DOES NOT ADDRESS ALL TERMS THAT WOULD BE REQUIRED IN CONNECTION WITH ANY POTENTIAL SALE TRANSACTION AND ENTRY INTO OR THE CREATION OF ANY BINDING AGREEMENT IS SUBJECT TO THE EXECUTION OF DEFINITIVE DOCUMENTATION IN FORM AND SUBSTANCE CONSISTENT WITH THIS CREDIT BID TERM SHEET. THIS CREDIT BID TERM SHEET HAS BEEN PRODUCED FOR DISCUSSION AND SETTLEMENT PURPOSES ONLY AND IS SUBJECT TO THE PROVISIONS OF RULE 408 OF THE FEDERAL RULES OF EVIDENCE AND OTHER SIMILAR APPLICABLE STATE 1 AND FEDERAL RULES. Sale Structure • The Debtors will pursue a sale (the “Sale”) of substantially all of their assets. • The Debtors will file a motion (the “Bidding Procedures Motion”) seeking entry of an order (the “Bidding Procedures Order”) (1) approving bidding procedures consistent with this term sheet, (2) approving the Credit Bid as a “Stalking Horse” bid, and (3) approving the Bid Protections. Bid The Bidding Procedures Order shall provide that: Procedures • All bids shall be for all or substantially all of the Debtors’ assets o Any bid that is for less than substantially all of the Debtors’ assets will not be considered a Qualified Bid under the Bidding Procedures Order; provided that the Debtors shall continue to seek interest in any party seeking to (i) purchase 1 This Credit Bid Term Sheet does not set forth all key details regarding the Credit Bid, which details will have to be negotiated in good faith in connection with definitive documentation. - 1 - 4842-4103-9561v13 45044.00001CONFIDENTIAL In re J.C. Penney Company, Inc., et al. Credit Bid Term Sheet This term sheet (including all exhibits and schedules hereto, the “Credit Bid Term Sheet”) sets forth the principal terms of a proposed credit bid (the “Credit Bid”) for the sale of all or substantially all of the assets (the “Sale Transaction”) of J.C. Penney Company, Inc. (“JCP”) and its affiliated debtors and debtors in possession (collectively, the “Company” or the “Debtors” and, each, a “Debtor”) to be effectuated by the Debtors in their cases pending under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). THIS CREDIT BID TERM SHEET DOES NOT CONSTITUTE (NOR SHALL IT BE CONSTRUED AS) AN OFFER WITH RESPECT TO ANY SECURITIES OR A SOLICITATION OF ACCEPTANCES OR REJECTIONS AS TO ANY PLAN OF REORGANIZATION, IT BEING UNDERSTOOD THAT SUCH A SOLICITATION, IF ANY, SHALL ONLY BE MADE IN COMPLIANCE WITH APPLICABLE PROVISIONS OF THE BANKRUPTCY CODE. THIS CREDIT BID TERM SHEET DOES NOT ADDRESS ALL TERMS THAT WOULD BE REQUIRED IN CONNECTION WITH ANY POTENTIAL SALE TRANSACTION AND ENTRY INTO OR THE CREATION OF ANY BINDING AGREEMENT IS SUBJECT TO THE EXECUTION OF DEFINITIVE DOCUMENTATION IN FORM AND SUBSTANCE CONSISTENT WITH THIS CREDIT BID TERM SHEET. THIS CREDIT BID TERM SHEET HAS BEEN PRODUCED FOR DISCUSSION AND SETTLEMENT PURPOSES ONLY AND IS SUBJECT TO THE PROVISIONS OF RULE 408 OF THE FEDERAL RULES OF EVIDENCE AND OTHER SIMILAR APPLICABLE STATE 1 AND FEDERAL RULES. Sale Structure • The Debtors will pursue a sale (the “Sale”) of substantially all of their assets. • The Debtors will file a motion (the “Bidding Procedures Motion”) seeking entry of an order (the “Bidding Procedures Order”) (1) approving bidding procedures consistent with this term sheet, (2) approving the Credit Bid as a “Stalking Horse” bid, and (3) approving the Bid Protections. Bid The Bidding Procedures Order shall provide that: Procedures • All bids shall be for all or substantially all of the Debtors’ assets o Any bid that is for less than substantially all of the Debtors’ assets will not be considered a Qualified Bid under the Bidding Procedures Order; provided that the Debtors shall continue to seek interest in any party seeking to (i) purchase 1 This Credit Bid Term Sheet does not set forth all key details regarding the Credit Bid, which details will have to be negotiated in good faith in connection with definitive documentation. - 1 - 4842-4103-9561v13 45044.00001

[redacted]
CONFIDENTIAL

	some or all of the equity in OpCo, or (ii) purchase all of the equity in Propco, subject to the terms of the Master Lease. • Minimum Overbids shall be at least $ [●]; • The Bidder may credit the break-up fee and fee reimbursement (set forth below) in each round of bidding.
Bid Protections	The Credit Bid described herein will serve as a "Stalking Horse" bid and be granted the following protections under the terms of the Bidding Procedures Order: • Approval of a break-up fee equal to [5]% of the cash portion of the "Stalking Horse" Bid, payable to the party or parties that provided such cash in the event that the sale to the Bidder does not close for any reason other than a breach by Bidder;[2] • Reimbursement of all reasonable fees and expenses incurred by the Bidders and their members.
Bidder	A newly formed special purpose bidding entity, the "**Bidder**"
Bid	• The Bidder will acquire substantially all of the Debtors' assets (as detailed in the APA Term Sheet attached hereto as Exhibit [ ]) in exchange for: ○ a credit bid of $900 million of the DIP Obligations[3] on account of DIP Collateral,[4] including DIP Collateral that was not Prepetition Collateral[5] ○ a credit bid of up to $100 million of Term Loan/First Lien Notes Obligations[6] on account of Prepetition Collateral. ○ [$ [●] in cash].

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2 The Debtors and parties to the Credit have not reached agreement yet as to the amount of the break-up fee (as a percentage or as an absolute number) or the conditions necessary to trigger payment of the break-up fee.

3 As defined in the Final Order (I) Authorizing The Debtors To (A) Obtain Postpetition Financing And (B) Utilize Cash Collateral, (II) Granting Adequate Protection to the Prepetition Secured, (III) Modifying The Automatic Stay, And (IV) Granting Related Relief [Docket No. 566] (the "**DIP Order**").

4 As defined in the DIP Order

5 As defined in the DIP Order

6 As defined in the DIP Order.

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CONFIDENTIAL • The Debtors will pay a consent fee of $[●] million to all holders of DIP Obligations and Term Loan/First Lien Notes Obligations that execute a direction letter to the DIP Agent or Prepetition Term/Notes Agents (as applicable) to effect the Bid set forth in this Term Sheet. The allocation of such consent fee between the consenting DIP Lenders and the Consenting holders of Prepetition Term/Notes Claims will be detailed in the Definitive Documentation. Assumed The Bidder will agree to assume the liabilities set forth on the APA Term 7 Liabilities Sheet. Excluded All liabilities of the Debtors other than Assumed Liabilities, as detailed in Liabilities the APA Term Sheet. Excluded As set forth in the APA term sheet but to include cash equal to $[50] million Assets to wind down the Debtors’ estates. Milestones The Debtors shall comply with the following milestones: • File the Bidding Procedures Motion, in form and substance acceptable to the Required DIP Lenders, by no later than [September 14, 2020]; • Obtain entry of the Bidding Procedures Order, in form and substance acceptable to the Required DIP Lenders, by no later than [September 21, 2020]; • Final Bid Deadline of no later than [October 5, 2020]; • Conduct an Auction (or declare the Credit Bid the Successful Bid) no later than [October 9, 2020]; • Obtain approval of the Credit Bid no later than [October 12, 2020]. • Close the Credit Bid no later than [October 16, 2020]. Definitive This Credit Bid Term Sheet is indicative, and any final agreement shall be Documentation subject to the negotiation and execution of definitive documentation. The definitive documentation shall contain terms, conditions, representations, warranties, and covenants, each customary for the transactions described herein consistent with the terms of this Credit Bid Term Sheet and reasonably acceptable to the Debtors and the Required Consenting DIP Lenders. The Bid may be closed in two phases in accordance with the Hybrid Term Sheet attached hereto as Exhibit [IV]. 7 Subject to Diligence - 3 - 4842-4103-9561v13 45044.00001CONFIDENTIAL • The Debtors will pay a consent fee of $[●] million to all holders of DIP Obligations and Term Loan/First Lien Notes Obligations that execute a direction letter to the DIP Agent or Prepetition Term/Notes Agents (as applicable) to effect the Bid set forth in this Term Sheet. The allocation of such consent fee between the consenting DIP Lenders and the Consenting holders of Prepetition Term/Notes Claims will be detailed in the Definitive Documentation. Assumed The Bidder will agree to assume the liabilities set forth on the APA Term 7 Liabilities Sheet. Excluded All liabilities of the Debtors other than Assumed Liabilities, as detailed in Liabilities the APA Term Sheet. Excluded As set forth in the APA term sheet but to include cash equal to $[50] million Assets to wind down the Debtors’ estates. Milestones The Debtors shall comply with the following milestones: • File the Bidding Procedures Motion, in form and substance acceptable to the Required DIP Lenders, by no later than [September 14, 2020]; • Obtain entry of the Bidding Procedures Order, in form and substance acceptable to the Required DIP Lenders, by no later than [September 21, 2020]; • Final Bid Deadline of no later than [October 5, 2020]; • Conduct an Auction (or declare the Credit Bid the Successful Bid) no later than [October 9, 2020]; • Obtain approval of the Credit Bid no later than [October 12, 2020]. • Close the Credit Bid no later than [October 16, 2020]. Definitive This Credit Bid Term Sheet is indicative, and any final agreement shall be Documentation subject to the negotiation and execution of definitive documentation. The definitive documentation shall contain terms, conditions, representations, warranties, and covenants, each customary for the transactions described herein consistent with the terms of this Credit Bid Term Sheet and reasonably acceptable to the Debtors and the Required Consenting DIP Lenders. The Bid may be closed in two phases in accordance with the Hybrid Term Sheet attached hereto as Exhibit [IV]. 7 Subject to Diligence - 3 - 4842-4103-9561v13 45044.00001

CONFIDENTIAL The Debtors will use commercially reasonable efforts to rebuild their inventory levels to historic norms prior to the anticipated closing of the sale of the OpCo assets. Securities Law The Debtors will promptly cooperate with the Bidder in connection with Matters ensuring that the securities issued by the PropCo established by or for the benefit of the Bidder will be freely tradeable by persons other than Registration “affiliates” (as defined in the Securities Act) of such PropCo and will use commercially reasonable best efforts to provide, as promptly as possible, the Bidder and such PropCo with all information requested, including but not limited to, any information necessary to create audited financial statements for such PropCo, and promptly provide all assistance and cooperation requested, including causing the Debtors independent registered accountants to audit the financial statements of such PropCo consent to their inclusion in any registration statement under the Securities Act of 1933 or the Exchange Act of 1934, and to assist in the preparation of 8 unaudited pro forma financial statements. PropCo will provide any holders of its securities that are considered “affiliates” with registration rights.” Tax Matters The parties will work to structure the transactions set forth in this term sheet in the most tax efficient manner possible. 8 If the formation of PropCo as a grantor trust is impracticable, the Required DIP Lenders may require the Debtors to use commercially reasonable efforts to obtain the listing of the securities issued by PropCo on the New York Stock Exchange. - 4 - 4842-4103-9561v13 45044.00001CONFIDENTIAL The Debtors will use commercially reasonable efforts to rebuild their inventory levels to historic norms prior to the anticipated closing of the sale of the OpCo assets. Securities Law The Debtors will promptly cooperate with the Bidder in connection with Matters ensuring that the securities issued by the PropCo established by or for the benefit of the Bidder will be freely tradeable by persons other than Registration “affiliates” (as defined in the Securities Act) of such PropCo and will use commercially reasonable best efforts to provide, as promptly as possible, the Bidder and such PropCo with all information requested, including but not limited to, any information necessary to create audited financial statements for such PropCo, and promptly provide all assistance and cooperation requested, including causing the Debtors independent registered accountants to audit the financial statements of such PropCo consent to their inclusion in any registration statement under the Securities Act of 1933 or the Exchange Act of 1934, and to assist in the preparation of 8 unaudited pro forma financial statements. PropCo will provide any holders of its securities that are considered “affiliates” with registration rights.” Tax Matters The parties will work to structure the transactions set forth in this term sheet in the most tax efficient manner possible. 8 If the formation of PropCo as a grantor trust is impracticable, the Required DIP Lenders may require the Debtors to use commercially reasonable efforts to obtain the listing of the securities issued by PropCo on the New York Stock Exchange. - 4 - 4842-4103-9561v13 45044.00001

[redacted]
CONFIDENTIAL

Bidder Capitalization Exhibit[9]

- The Bidder will be a new entity created by or at the direction of the Required DIP Lenders.
- The Bidder will be capitalized as follows:
  - An assignment by the DIP Agent of the right to credit bid the full amount of the DIP Obligations.
  - An assignment by the Term Loan /First Lien Notes Collateral Agent of the right to credit bid up to $[100 million] of Term Loan/First Lien Notes Obligations.
  - A senior secured asset-based revolving credit facility for OpCo, which may include a first-in, last-out tranche of $[310] million.
  - The issuance by OpCo of $500 million "take back" debt secured by a first lien on the assets owned by SPV-RE and SPV-IP and a second lien on the ABL assets.
- The Bidder will create the following three entities:
  - Propco, which, at closing, will acquire the owned and ground leased store and distribution center[10] properties on Exhibit [I] (the "**Propco Properties**") together with all fixtures, equipment, and other goods (other than inventory) contained within such properties (and any tort claims, insurance proceeds, and general intangibles directly related to such properties) that will not be owned by Opco. Propco will lease the Propco Properties to Opco pursuant to one or more master leases consistent with the term sheets attached as Exhibit [●] (the "**New Master Leases**").
  - Liquidation Co., which at closing, will acquire certain claims of the Debtors relating to MasterCard, Visa, and related litigations as well as rights to any returned amounts from the Synchrony reserves
  - Opco, which, at closing, will acquire the Debtors' remaining assets, including its inventory.
- Opco will create the following two entities:
  - SPV-RE, which, at closing, will acquire the Debtors' remaining owned and ground leased properties on Exhibit [II] together with all fixtures, equipment, and other goods (other than inventory) contained within such properties (and any tort claims, insurance proceeds, and general intangibles directly related to such properties)]
  - SPV-IP, which, at closing, will acquire the Debtors' intellectual property assets (but will grant licenses to Propco and Opco, as applicable).
- The Bidder will then:
  - Distribute 100% of the securities issued by PropCo ratably to the holders of DIP Obligations and Term Loan/Notes Obligations based on the relative amounts credit bid. Such securities shall be exempt from registration under section 1145 of the Bankruptcy Code, are subject to a filed'34 Act registration (Form 10) with SEC, in form and substance satisfactory to Required DIP Lenders and PropCo

---

9 There may be further changes to this exhibit based on final implementation and structure.

10 If structuring PropCo as a grantor trust is impracticable, and PropCo is structured as a Real Estate Investment Trust, Bidder shall form a taxable REIT subsidiary to own the distribution centers.

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CONFIDENTIAL having received initial SEC comments on ’34 Act registration (Form 10), which 11 comments will be satisfactory to Required DIP Lenders in their sole discretion. o Distribute 100% of the equity in OpCo ratably to the holders of DIP Obligations and Term Loan/Notes Obligations based on the relative amounts credit bid, in a transaction exempt from registration under the Securities Act of 1933; provided that in the event a third party wishes to purchase some or all of the equity in OpCo in a transaction acceptable to the Required DIP Lenders, some or all of the equity in OpCo may be issued to such third party with the proceeds of such issuance (i) to reduce any cash consideration otherwise required to be paid at closing, (ii) used to fund Propco, OpCo, or Liquidation Co., (as directed by the Required DIP Lenders) and or (ii) be distributed ratably to the holders of DIP Obligations and Term Loan/Notes Obligations based on the relative amounts credit bid. o Distribute 100% of the equity in Liquidation Co. to the holders of DIP Obligations and Term Loan/Notes Obligations based on the relative amounts credit bid, in a transaction exempt from registration under the Securities Act of 1933. 11 It is expected that the securities issued will be Certificates consistent with the terms of Exhibit [III] but if structuring PropCo as a grantor trust is impracticable, such securities shall take a form acceptable to the Required DIP Lenders. - 2 - 4842-4103-9561v13 45044.00001CONFIDENTIAL having received initial SEC comments on ’34 Act registration (Form 10), which 11 comments will be satisfactory to Required DIP Lenders in their sole discretion. o Distribute 100% of the equity in OpCo ratably to the holders of DIP Obligations and Term Loan/Notes Obligations based on the relative amounts credit bid, in a transaction exempt from registration under the Securities Act of 1933; provided that in the event a third party wishes to purchase some or all of the equity in OpCo in a transaction acceptable to the Required DIP Lenders, some or all of the equity in OpCo may be issued to such third party with the proceeds of such issuance (i) to reduce any cash consideration otherwise required to be paid at closing, (ii) used to fund Propco, OpCo, or Liquidation Co., (as directed by the Required DIP Lenders) and or (ii) be distributed ratably to the holders of DIP Obligations and Term Loan/Notes Obligations based on the relative amounts credit bid. o Distribute 100% of the equity in Liquidation Co. to the holders of DIP Obligations and Term Loan/Notes Obligations based on the relative amounts credit bid, in a transaction exempt from registration under the Securities Act of 1933. 11 It is expected that the securities issued will be Certificates consistent with the terms of Exhibit [III] but if structuring PropCo as a grantor trust is impracticable, such securities shall take a form acceptable to the Required DIP Lenders. - 2 - 4842-4103-9561v13 45044.00001

CONFIDENTIAL Exhibit [III] Propco Pass-Through Certificate Structure [Attached] - 1 - 4842-4103-9561v13 45044.00001CONFIDENTIAL Exhibit [III] Propco Pass-Through Certificate Structure [Attached] - 1 - 4842-4103-9561v13 45044.00001

CONFIDENTIAL CTL Real Estate Trust Certificates 2020-1 1. The Bidder will form the grantor trust (the “Trust”) through the execution of a Trust Indenture Agreement (“Trust Agreement”), appointing GLAS as the trustee of the Trust (the “Trustee”). 2. At the close of its Credit Bid, the Bidder will cause the Debtors to transfer to the Trust (a) the 160 retail properties (the “Retail Properties”) and (b) the 6 Distribution Centers (the “DCs”), which Retail Properties and DCs (collectively, the “Properties”) will be master leased to NewJCP (“Tenant”) pursuant to two separate long term master leases (the “Retail Lease” and the “DC Lease”; collectively, the “Leases”). In addition, the Trust will initially be capitalized with [$25 million] in cash to cover initial working capital and expenses. 3. Once the Properties are transferred into the Trust, the Trust will issue pass-through certificates (the “Certificates”), which evidence an undivided beneficial ownership interest in the assets of the Trust (i.e., the Properties and the rental income from the Leases), to each of the holders of DIP Obligations and Term Loan/Notes Obligations (the “Certificateholders”) in denominations that reflect their ratable share of the credit bid. On th a monthly basis on the 10 day of each month (the “Remittance Date”), the Trustee will make distributions to the Certificateholders, on a pari passu basis in accordance with their respective ratable shares and subject to a customary trust waterfall (e.g., with any trustee fees, manager fees and other customary trust expenses paid first), of the following: (a) rent under the Leases, and (b) the net proceeds of any sale of Properties received by the Trust during the month preceding the applicable Remittance Date. 4. The Certificates will be issued under Section 1145 of the Bankruptcy Code if a plan of reorganization is consummated. The Trust will also provide any Certificateholders that are 12 considered “affiliates” with registration rights. 5. The Trustee (at the direction of the Majority Certificateholders) will retain (a) a third party property operations manager (e.g., HILCO) to manage the Trust and its Properties for a fee (the “Manager”) and (b) one or more third party real estate brokers (e.g., Newmark/JLL, CBRE, Eastdil or C&W), overseen by Deutsche Bank as financial advisor, to sell the Properties, with the stated objective of selling the DCs within 6 months and selling the Retail Properties within 12 months. 12 NTD: The Asset Purchase Agreement will provide that Required Lenders can elect to cause the transaction to close pursuant to a 363 Sale instead of pursuant to a plan of reorganization. If the transaction is consummated as a 363 Sale, the Certificates will be issued to “accredited investors” pursuant to Section 4(a)(2) of the Securities Act. In this option, the Certificates could only be transferred pursuant to an exemption under the Securities Act. Typically, some dealers will begin making a market in the securities based on sales of the securities to institutional investors either pursuant to Rule 144A or similar exemptions for sales solely to prequalified institutional investors that can make standard representations in connection with such exemptions. In addition, the Trustee will agree to cooperate in causing the listing of the Certificates upon demand of the Majority Certificateholders (as defined below). If the Properties are transferred pursuant to a Section 363 sale, any holders of any of the Term Loan/Notes Obligations that are not “accredited investors” will receive cash in the value of the Certificates that they would have received. - 2 - 4842-4103-9561v13 45044.00001CONFIDENTIAL CTL Real Estate Trust Certificates 2020-1 1. The Bidder will form the grantor trust (the “Trust”) through the execution of a Trust Indenture Agreement (“Trust Agreement”), appointing GLAS as the trustee of the Trust (the “Trustee”). 2. At the close of its Credit Bid, the Bidder will cause the Debtors to transfer to the Trust (a) the 160 retail properties (the “Retail Properties”) and (b) the 6 Distribution Centers (the “DCs”), which Retail Properties and DCs (collectively, the “Properties”) will be master leased to NewJCP (“Tenant”) pursuant to two separate long term master leases (the “Retail Lease” and the “DC Lease”; collectively, the “Leases”). In addition, the Trust will initially be capitalized with [$25 million] in cash to cover initial working capital and expenses. 3. Once the Properties are transferred into the Trust, the Trust will issue pass-through certificates (the “Certificates”), which evidence an undivided beneficial ownership interest in the assets of the Trust (i.e., the Properties and the rental income from the Leases), to each of the holders of DIP Obligations and Term Loan/Notes Obligations (the “Certificateholders”) in denominations that reflect their ratable share of the credit bid. On th a monthly basis on the 10 day of each month (the “Remittance Date”), the Trustee will make distributions to the Certificateholders, on a pari passu basis in accordance with their respective ratable shares and subject to a customary trust waterfall (e.g., with any trustee fees, manager fees and other customary trust expenses paid first), of the following: (a) rent under the Leases, and (b) the net proceeds of any sale of Properties received by the Trust during the month preceding the applicable Remittance Date. 4. The Certificates will be issued under Section 1145 of the Bankruptcy Code if a plan of reorganization is consummated. The Trust will also provide any Certificateholders that are 12 considered “affiliates” with registration rights. 5. The Trustee (at the direction of the Majority Certificateholders) will retain (a) a third party property operations manager (e.g., HILCO) to manage the Trust and its Properties for a fee (the “Manager”) and (b) one or more third party real estate brokers (e.g., Newmark/JLL, CBRE, Eastdil or C&W), overseen by Deutsche Bank as financial advisor, to sell the Properties, with the stated objective of selling the DCs within 6 months and selling the Retail Properties within 12 months. 12 NTD: The Asset Purchase Agreement will provide that Required Lenders can elect to cause the transaction to close pursuant to a 363 Sale instead of pursuant to a plan of reorganization. If the transaction is consummated as a 363 Sale, the Certificates will be issued to “accredited investors” pursuant to Section 4(a)(2) of the Securities Act. In this option, the Certificates could only be transferred pursuant to an exemption under the Securities Act. Typically, some dealers will begin making a market in the securities based on sales of the securities to institutional investors either pursuant to Rule 144A or similar exemptions for sales solely to prequalified institutional investors that can make standard representations in connection with such exemptions. In addition, the Trustee will agree to cooperate in causing the listing of the Certificates upon demand of the Majority Certificateholders (as defined below). If the Properties are transferred pursuant to a Section 363 sale, any holders of any of the Term Loan/Notes Obligations that are not “accredited investors” will receive cash in the value of the Certificates that they would have received. - 2 - 4842-4103-9561v13 45044.00001

CONFIDENTIAL 6. The Manager will, as part of its other customary asset management and property management duties: (a) prepare an operating and capital budget for the Properties each year for approval by the Majority Certificateholders; (b) establish and maintain a working capital account to pay such budgeted expenses, which account shall be funded at inception of the Trust with amounts sufficient to pay the expenses of the Trust for the applicable year (taking into account approved contingency reserves, that the Leases contain 6 month rental abatement periods in the first year, and that the Leases are NNN leases); and (c) obtain, st on a quarterly basis commencing at the end of the first (1) calendar quarter following the closing of the transaction, a broker’s opinion of value (“BOV”) for each Property. 7. The Trust Agreement will contain the following governance provisions: (a) Sales of Properties to an affiliate of any Certificateholder will be prohibited. (b) Holders of 51% or more (“Majority Certificateholders”) will be required for the following: (i) to replace the Trustee (with or without cause); (ii) if one or more binding purchase and sale agreements (each, a “Binding PSA”) to sell all of the DCs are not executed within 6 months for prices that are equal to or greater than the Minimum PSF Price (defined below), the approval of the Majority Certificateholders shall be required for the extension of such initial 6 month period; and (iii) if one or more Binding PSAs to sell all of the Retail Properties are not executed within 12 months for prices that are equal to or greater than the Minimum PSF Price, the approval of the Majority Certificateholders shall be required for the extension of such initial 12 month period. (c) Holders of 66.67% or more (“Supermajority Certificateholders”) will be required for the following: (i) the amendment of the Trust Agreement (provided that the consent of any particular Certificateholder shall be required with respect to any such amendment that adversely and disproportionately affects such Certificateholder in a material respect relative to the other Certificateholders); and (ii) any change in the Minimum PSF Price. 8. The DCs may be sold to one or more third party buyers by the Trust at any time during the Projected DC Sale Period (and, if applicable, any extension thereof) for a price per square foot equal to or greater than the Minimum DC PSF Price (defined on Annex A hereto); and the Retail Properties may be sold to one or more third party buyers by the Trust at any time during the Projected Retail Sale Period (and, if applicable, any extension thereof) for a price per square foot equal to or greater than the Minimum Retail PSF Price (defined on Annex A hereto). The Minimum DC PSF Price and the Minimum Retail PSF Price are referred to herein, individually or collectively, as the “Minimum PSF Price”. The approval of the Supermajority Certificateholders will be required in connection with any sale of (or the execution of a Binding PSA with respect to) one or more DCs or Retail Properties if the gross purchase price thereof will, based on a determination made in good faith by the Manager, net to the Trust an amount that is, after take into account and aggregating (a) all pending and prior sales of Properties and the price per square foot received by the Trust therefor, (b) the price per square foot to be received by the Trust for - 3 - 4842-4103-9561v13 45044.00001CONFIDENTIAL 6. The Manager will, as part of its other customary asset management and property management duties: (a) prepare an operating and capital budget for the Properties each year for approval by the Majority Certificateholders; (b) establish and maintain a working capital account to pay such budgeted expenses, which account shall be funded at inception of the Trust with amounts sufficient to pay the expenses of the Trust for the applicable year (taking into account approved contingency reserves, that the Leases contain 6 month rental abatement periods in the first year, and that the Leases are NNN leases); and (c) obtain, st on a quarterly basis commencing at the end of the first (1) calendar quarter following the closing of the transaction, a broker’s opinion of value (“BOV”) for each Property. 7. The Trust Agreement will contain the following governance provisions: (a) Sales of Properties to an affiliate of any Certificateholder will be prohibited. (b) Holders of 51% or more (“Majority Certificateholders”) will be required for the following: (i) to replace the Trustee (with or without cause); (ii) if one or more binding purchase and sale agreements (each, a “Binding PSA”) to sell all of the DCs are not executed within 6 months for prices that are equal to or greater than the Minimum PSF Price (defined below), the approval of the Majority Certificateholders shall be required for the extension of such initial 6 month period; and (iii) if one or more Binding PSAs to sell all of the Retail Properties are not executed within 12 months for prices that are equal to or greater than the Minimum PSF Price, the approval of the Majority Certificateholders shall be required for the extension of such initial 12 month period. (c) Holders of 66.67% or more (“Supermajority Certificateholders”) will be required for the following: (i) the amendment of the Trust Agreement (provided that the consent of any particular Certificateholder shall be required with respect to any such amendment that adversely and disproportionately affects such Certificateholder in a material respect relative to the other Certificateholders); and (ii) any change in the Minimum PSF Price. 8. The DCs may be sold to one or more third party buyers by the Trust at any time during the Projected DC Sale Period (and, if applicable, any extension thereof) for a price per square foot equal to or greater than the Minimum DC PSF Price (defined on Annex A hereto); and the Retail Properties may be sold to one or more third party buyers by the Trust at any time during the Projected Retail Sale Period (and, if applicable, any extension thereof) for a price per square foot equal to or greater than the Minimum Retail PSF Price (defined on Annex A hereto). The Minimum DC PSF Price and the Minimum Retail PSF Price are referred to herein, individually or collectively, as the “Minimum PSF Price”. The approval of the Supermajority Certificateholders will be required in connection with any sale of (or the execution of a Binding PSA with respect to) one or more DCs or Retail Properties if the gross purchase price thereof will, based on a determination made in good faith by the Manager, net to the Trust an amount that is, after take into account and aggregating (a) all pending and prior sales of Properties and the price per square foot received by the Trust therefor, (b) the price per square foot to be received by the Trust for - 3 - 4842-4103-9561v13 45044.00001

CONFIDENTIAL such proposed sale, and (c) any projected future sales of Properties based on the most recent BOVs (and, after netting out customary sales expenses to be paid by the Trust in connection with such projected future sales), less than the Minimum PSF Price for the Properties subject to such proposed sale. - 4 - 4842-4103-9561v13 45044.00001CONFIDENTIAL such proposed sale, and (c) any projected future sales of Properties based on the most recent BOVs (and, after netting out customary sales expenses to be paid by the Trust in connection with such projected future sales), less than the Minimum PSF Price for the Properties subject to such proposed sale. - 4 - 4842-4103-9561v13 45044.00001

Exhibit 99.1 JCP Business Plan Update July 8, 2020 Confidential – Subject to Non-Disclosure Agreement 1Exhibit 99.1 JCP Business Plan Update July 8, 2020 Confidential – Subject to Non-Disclosure Agreement 1

Disclaimer This presentation and all information contained therein (this “Presentation”) has been prepared at the direction of J. C. Penney Company, Inc. (“J. C. Penney” or the “Company”) and is being delivered for informational purposes only on behalf of the Company to a limited number of parties by the following financial and legal advisors: Lazard Frères & Co. LLC, Kirkland & Ellis LLP, and AlixPartners LLP (collectively, the “Advisors”). This Presentation is being provided as a preliminary draft and is subject to material change, does not purport to be all-inclusive or to necessarily contain all information that a prospective counterparty may desire in investigating the Company, and is subject to Federal Rule of Evidence 408 and all similar rules under applicable law. This Presentation has not been independently verified by the Advisors. None of the Company, the Advisors, their respective affiliates or their respective employees, directors, officers, contractors, advisors, members, successors, representatives or agents make any express or implied representation or warranty as to the accuracy or completeness of this Presentation, and no such party shall have any liability for any material misstatements, omissions or other errors in this Presentation or any other written or oral communications transmitted to the recipient in connection therewith. The recipient shall not rely on any information set forth in this Presentation, and should conduct its own independent investigation of the Company and any proposed transaction. This Presentation is provided as of the date hereof and is subject to change. Neither the Company nor the Advisors is under any obligation to update, amend or supplement this Presentation. The Company reserves the right, at any time, to negotiate with any one or more interested parties or to enter into any definitive agreement with respect to, or to determine not to proceed with, any transaction, without prior notice to any other interested parties. The Company reserves the unconditional right to terminate, at any time, and for any or no reason, further participation by any party and to modify any other procedures. Except as otherwise expressly agreed, the Company shall have no legal commitment or obligation to any recipient of this Presentation unless and until a definitive agreement has been fully executed. The existence and contents of this Presentation are being provided to you pursuant to the Confidentiality Agreement previously entered into by you and the Company (the “Confidentiality Agreement”) and recipients are therefore bound by the Confidentiality Agreement in respect of all information contained in this presentation. This Presentation shall not constitute an offer, nor a solicitation of an offer, of the sale or purchase of securities, nor shall any securities of the Company be offered or sold, in any jurisdiction in which such an offer, solicitation or sale would be unlawful. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the transactions contemplated hereby or determined if this Presentation is truthful or complete. Recipients of this Presentation should not construe the contents hereof to constitute legal, tax, regulatory, financial, accounting or other advice. Any recipient of this Presentation should seek advice from its own independent tax advisor, legal counsel and/or other advisor with respect to such matters. In addition, this Presentation includes certain estimates, targets, projections and forward-looking statements provided by the Company with respect to the anticipated future performance of the Company. Such estimates, targets, projections and forward-looking statements reflect various assumptions and subjective judgments of management concerning the future performance of the Company, and are subject to significant business, economic and competitive risks, uncertainties and contingencies, many of which are beyond the control of the Company. Accordingly, these statements are inherently speculative, and there can be no assurances or guarantees that such estimates, targets, projections or forward-looking statements will be realized. Actual results may vary from anticipated results and such variations may be material. Past performance is not a guarantee of future results. No representations or warranties are made as to the accuracy or reasonableness of such assumptions or the estimates, targets, projections or forward-looking statements based thereon. You are cautioned not to place undue reliance upon any of these projections or statements, which speak only as of the date made. Each recipient of this Presentation should make an independent assessment of the merits of pursuing a transaction and should consult its own professional advisors. Except as otherwise expressly indicated herein, this Presentation speaks as of the date hereof and as of the date at which such information contained therein is expressed to be stated, as applicable. The delivery of this Presentation does not create any implication that there has been no change in the business and affairs of the Company since such date. Neither the Company nor the Advisors nor any of their respective directors, officers, employees, affiliates or representatives undertakes any obligation to update this Presentation or any of the information contained herein or to correct any inaccuracies or omissions that may become apparent. The Company reserves the right to conduct the process for the transaction as it determines in its sole discretion (including, without limitation, terminating further participation in the process by any party, rejecting any proposals or indications of interest, negotiating with any one or more prospective buyers and entering into any agreement with respect to any transaction without prior notice to you or any other person) and any procedures relating to such transaction may be changed at any time without prior notice to you or any other person. The recipient acknowledges that no representation or warranty, express or implied, has been made with respect to such process or proposed structuring. None of the Company, the Advisors or any of their respective affiliates has any legal, fiduciary or other duty to the recipient with respect to the manner in which the proposed process is conducted. No legal relationship shall be created between the Company or the Advisors and any recipient of this Presentation by virtue of the issuance or delivery of this Presentation. The recipient of this Presentation may not construe the contents of this Presentation as legal or investment advice. Each recipient should consult its own counsel, accountants, and business advisors as to legal, tax, and related matters concerning future involvement with the Company. 2 2 Confidential – Subject to Non-Disclosure Agreement |Disclaimer This presentation and all information contained therein (this “Presentation”) has been prepared at the direction of J. C. Penney Company, Inc. (“J. C. Penney” or the “Company”) and is being delivered for informational purposes only on behalf of the Company to a limited number of parties by the following financial and legal advisors: Lazard Frères & Co. LLC, Kirkland & Ellis LLP, and AlixPartners LLP (collectively, the “Advisors”). This Presentation is being provided as a preliminary draft and is subject to material change, does not purport to be all-inclusive or to necessarily contain all information that a prospective counterparty may desire in investigating the Company, and is subject to Federal Rule of Evidence 408 and all similar rules under applicable law. This Presentation has not been independently verified by the Advisors. None of the Company, the Advisors, their respective affiliates or their respective employees, directors, officers, contractors, advisors, members, successors, representatives or agents make any express or implied representation or warranty as to the accuracy or completeness of this Presentation, and no such party shall have any liability for any material misstatements, omissions or other errors in this Presentation or any other written or oral communications transmitted to the recipient in connection therewith. The recipient shall not rely on any information set forth in this Presentation, and should conduct its own independent investigation of the Company and any proposed transaction. This Presentation is provided as of the date hereof and is subject to change. Neither the Company nor the Advisors is under any obligation to update, amend or supplement this Presentation. The Company reserves the right, at any time, to negotiate with any one or more interested parties or to enter into any definitive agreement with respect to, or to determine not to proceed with, any transaction, without prior notice to any other interested parties. The Company reserves the unconditional right to terminate, at any time, and for any or no reason, further participation by any party and to modify any other procedures. Except as otherwise expressly agreed, the Company shall have no legal commitment or obligation to any recipient of this Presentation unless and until a definitive agreement has been fully executed. The existence and contents of this Presentation are being provided to you pursuant to the Confidentiality Agreement previously entered into by you and the Company (the “Confidentiality Agreement”) and recipients are therefore bound by the Confidentiality Agreement in respect of all information contained in this presentation. This Presentation shall not constitute an offer, nor a solicitation of an offer, of the sale or purchase of securities, nor shall any securities of the Company be offered or sold, in any jurisdiction in which such an offer, solicitation or sale would be unlawful. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the transactions contemplated hereby or determined if this Presentation is truthful or complete. Recipients of this Presentation should not construe the contents hereof to constitute legal, tax, regulatory, financial, accounting or other advice. Any recipient of this Presentation should seek advice from its own independent tax advisor, legal counsel and/or other advisor with respect to such matters. In addition, this Presentation includes certain estimates, targets, projections and forward-looking statements provided by the Company with respect to the anticipated future performance of the Company. Such estimates, targets, projections and forward-looking statements reflect various assumptions and subjective judgments of management concerning the future performance of the Company, and are subject to significant business, economic and competitive risks, uncertainties and contingencies, many of which are beyond the control of the Company. Accordingly, these statements are inherently speculative, and there can be no assurances or guarantees that such estimates, targets, projections or forward-looking statements will be realized. Actual results may vary from anticipated results and such variations may be material. Past performance is not a guarantee of future results. No representations or warranties are made as to the accuracy or reasonableness of such assumptions or the estimates, targets, projections or forward-looking statements based thereon. You are cautioned not to place undue reliance upon any of these projections or statements, which speak only as of the date made. Each recipient of this Presentation should make an independent assessment of the merits of pursuing a transaction and should consult its own professional advisors. Except as otherwise expressly indicated herein, this Presentation speaks as of the date hereof and as of the date at which such information contained therein is expressed to be stated, as applicable. The delivery of this Presentation does not create any implication that there has been no change in the business and affairs of the Company since such date. Neither the Company nor the Advisors nor any of their respective directors, officers, employees, affiliates or representatives undertakes any obligation to update this Presentation or any of the information contained herein or to correct any inaccuracies or omissions that may become apparent. The Company reserves the right to conduct the process for the transaction as it determines in its sole discretion (including, without limitation, terminating further participation in the process by any party, rejecting any proposals or indications of interest, negotiating with any one or more prospective buyers and entering into any agreement with respect to any transaction without prior notice to you or any other person) and any procedures relating to such transaction may be changed at any time without prior notice to you or any other person. The recipient acknowledges that no representation or warranty, express or implied, has been made with respect to such process or proposed structuring. None of the Company, the Advisors or any of their respective affiliates has any legal, fiduciary or other duty to the recipient with respect to the manner in which the proposed process is conducted. No legal relationship shall be created between the Company or the Advisors and any recipient of this Presentation by virtue of the issuance or delivery of this Presentation. The recipient of this Presentation may not construe the contents of this Presentation as legal or investment advice. Each recipient should consult its own counsel, accountants, and business advisors as to legal, tax, and related matters concerning future involvement with the Company. 2 2 Confidential – Subject to Non-Disclosure Agreement |

Additional Disclaimer “This business plan (the “Draft Plan”), dated as of July 8, 2020, and prepared at the direction of J. C. Penney Company, Inc. (“Company”), is required to be delivered pursuant to that certain (a) Restructuring Support Agreement, dated as of May 15, 2020 (the “RSA”), by and among J. C. Penney Corporation, Inc. and the Consenting First Lien Lenders and (b) Superpriority Senior Secured Debtor-in-Possession Credit and Guaranty Agreement, dated as of June 8, 2020 (as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time, the “DIP Credit Agreement”), by and among J. C. Penney Corporation, Inc., the lenders from time to time party thereto, GLAS USA LLC, as administrative agent, and the other parties thereto. Delivery of the Draft Plan is subject to approval by certain of the Consenting First Lien Lenders solely for purposes of Sections 16, 17 and 19, as applicable, of such Consenting First Lien Lenders’ respective non-disclosure agreements with the Company. Delivery of the Draft Plan is acknowledged by, and such delivery is acceptable to, such Consenting First Lien Lenders. Such acceptance does not constitute an approval of the Draft Plan under the DIP Credit Agreement or the RSA or an amendment, modification, substitution, or waiver of any provision of, or operate as an amendment, modification, substitution, or waiver of any right (including any approval or consent right), power or remedy of any Consenting First Lien Lender under the RSA or the DIP Credit Agreement with respect to the approval or withholding of approval of any modification, termination or assumption of any material lease, the sale of any real property, consent to any going out of business sale, or the right to increase or decrease the number of stores projected to be operated, or approval of the Draft Plan in connection with the July 14, 2020 milestone and the Consenting First Lien Lenders reserve all of their rights and remedies with respect thereto. The Draft Plan also does not constitute an agreement, commitment or obligation on the part of any of the applicable Consenting First Lien Lenders to structure or consummate the Transactions on the proposed terms and conditions described herein. The Draft Plan is not an offer or acceptance with respect to any securities or a solicitation of acceptances of a Chapter 11 Plan within the meaning of Section 1125 of the Bankruptcy Code. The proposed terms and conditions of the Draft Plan and the Transactions may be amended, modified or supplemented by the Consenting First Lien Lenders in their sole discretion at any time and from time to time during the course of discussions with you and any other parties for any reason. The Draft Plan is not exhaustive as to all of the terms and conditions which would govern the Transactions and is subject to review, completion and approval of accounting, business, legal, tax and other due diligence and the execution and delivery of definitive agreements satisfactory to the Consenting First Lien Lenders. The Draft Plan is strictly private and confidential and is not to be disclosed or relied upon in any manner whatsoever without the prior written consent of the Consenting First Lien Lenders. The Draft Plan is subject to the provisions and protections of Rule 408 of the Federal Rules of Evidence and other similar applicable statutes or doctrines protecting against the disclosure of confidential information and information exchanged in the context of settlement discussions (in each case, whether legal equitable, or otherwise and whether federal, state, or otherwise). This Presentation is provided as of the date hereof and is subject to change. Neither the Company nor the Advisors is under any obligation to update, amend or supplement this Presentation. Except as otherwise expressly agreed, the Company shall have no legal commitment or obligation to any recipient of this Presentation unless and until a definitive agreement has been fully executed. After the date of this Presentation, the Company was informed by one of its top five national vendors, Nike, Inc., that it plans to stop shipment to the Company post-December 2020. This Presentation does not reflect this or other developments after the date of this Presentation. Confidential – Subject to Non-Disclosure Agreement 3 3 |Additional Disclaimer “This business plan (the “Draft Plan”), dated as of July 8, 2020, and prepared at the direction of J. C. Penney Company, Inc. (“Company”), is required to be delivered pursuant to that certain (a) Restructuring Support Agreement, dated as of May 15, 2020 (the “RSA”), by and among J. C. Penney Corporation, Inc. and the Consenting First Lien Lenders and (b) Superpriority Senior Secured Debtor-in-Possession Credit and Guaranty Agreement, dated as of June 8, 2020 (as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time, the “DIP Credit Agreement”), by and among J. C. Penney Corporation, Inc., the lenders from time to time party thereto, GLAS USA LLC, as administrative agent, and the other parties thereto. Delivery of the Draft Plan is subject to approval by certain of the Consenting First Lien Lenders solely for purposes of Sections 16, 17 and 19, as applicable, of such Consenting First Lien Lenders’ respective non-disclosure agreements with the Company. Delivery of the Draft Plan is acknowledged by, and such delivery is acceptable to, such Consenting First Lien Lenders. Such acceptance does not constitute an approval of the Draft Plan under the DIP Credit Agreement or the RSA or an amendment, modification, substitution, or waiver of any provision of, or operate as an amendment, modification, substitution, or waiver of any right (including any approval or consent right), power or remedy of any Consenting First Lien Lender under the RSA or the DIP Credit Agreement with respect to the approval or withholding of approval of any modification, termination or assumption of any material lease, the sale of any real property, consent to any going out of business sale, or the right to increase or decrease the number of stores projected to be operated, or approval of the Draft Plan in connection with the July 14, 2020 milestone and the Consenting First Lien Lenders reserve all of their rights and remedies with respect thereto. The Draft Plan also does not constitute an agreement, commitment or obligation on the part of any of the applicable Consenting First Lien Lenders to structure or consummate the Transactions on the proposed terms and conditions described herein. The Draft Plan is not an offer or acceptance with respect to any securities or a solicitation of acceptances of a Chapter 11 Plan within the meaning of Section 1125 of the Bankruptcy Code. The proposed terms and conditions of the Draft Plan and the Transactions may be amended, modified or supplemented by the Consenting First Lien Lenders in their sole discretion at any time and from time to time during the course of discussions with you and any other parties for any reason. The Draft Plan is not exhaustive as to all of the terms and conditions which would govern the Transactions and is subject to review, completion and approval of accounting, business, legal, tax and other due diligence and the execution and delivery of definitive agreements satisfactory to the Consenting First Lien Lenders. The Draft Plan is strictly private and confidential and is not to be disclosed or relied upon in any manner whatsoever without the prior written consent of the Consenting First Lien Lenders. The Draft Plan is subject to the provisions and protections of Rule 408 of the Federal Rules of Evidence and other similar applicable statutes or doctrines protecting against the disclosure of confidential information and information exchanged in the context of settlement discussions (in each case, whether legal equitable, or otherwise and whether federal, state, or otherwise). This Presentation is provided as of the date hereof and is subject to change. Neither the Company nor the Advisors is under any obligation to update, amend or supplement this Presentation. Except as otherwise expressly agreed, the Company shall have no legal commitment or obligation to any recipient of this Presentation unless and until a definitive agreement has been fully executed. After the date of this Presentation, the Company was informed by one of its top five national vendors, Nike, Inc., that it plans to stop shipment to the Company post-December 2020. This Presentation does not reflect this or other developments after the date of this Presentation. Confidential – Subject to Non-Disclosure Agreement 3 3 |

Table of Contents 1 Executive Summary and Key Assumptions Business Plan Overview 2 • Current State and Recent Transformation Momentum • The COVID-19 disruption and our expected recovery • Our Plan for Renewal Financial Plan Overview 3 4 Appendix 4 4 Confidential – Subject to Non-Disclosure Agreement |Table of Contents 1 Executive Summary and Key Assumptions Business Plan Overview 2 • Current State and Recent Transformation Momentum • The COVID-19 disruption and our expected recovery • Our Plan for Renewal Financial Plan Overview 3 4 Appendix 4 4 Confidential – Subject to Non-Disclosure Agreement |

Executive Summary 5 5 Confidential – Subject to Non-Disclosure Agreement |Executive Summary 5 5 Confidential – Subject to Non-Disclosure Agreement |

Executive Summary • Rationalizing the store portfolio to an optimized footprint • Returning to double digit growth in our eCommerce Flagship channel • Expanding operating margin via gross margin enhancement Our Plan for Renewal will drive a and cost reductions return to sustainable, profitable • Separation of the company into an operating company and a property company to maximize the value creation for all growth and a financially sound stakeholders business for the long term We’ve made thoughtful strategic choices to guide our transformation, and we will continue to evolve those choices as the macro conditions change 6 6 6 Confidential Confidential – – Subj Subject ect to to Non-Disclosur Non-Disclosure e Agr Agreement eement | |Executive Summary • Rationalizing the store portfolio to an optimized footprint • Returning to double digit growth in our eCommerce Flagship channel • Expanding operating margin via gross margin enhancement Our Plan for Renewal will drive a and cost reductions return to sustainable, profitable • Separation of the company into an operating company and a property company to maximize the value creation for all growth and a financially sound stakeholders business for the long term We’ve made thoughtful strategic choices to guide our transformation, and we will continue to evolve those choices as the macro conditions change 6 6 6 Confidential Confidential – – Subj Subject ect to to Non-Disclosur Non-Disclosure e Agr Agreement eement | |

This business plan has been developed with the following set of key assumptions:

Store counts
- We will have 653 go forward ("GF") stores after the closure of 193 stores in FY 20 & FY 21
  - Successful lease negotiations with landlords and the PropCo structure resulted in a reduction of 49 originally planned store closings
- Additional store closures are still possible

Lease negotiations
- By store p&l's reflect the outcome of actual rent reduction negotiations as of June 30, 2020 plus an assumption for additional savings for the remainder of the fleet anticipated from ongoing landlord negotiations

COVID-19 impact
- eComm rebounds to a double digit CAGR effective Q2 FY21
- Stores pick up an increasing amount of their FY20 drop throughout FY21 and return to a positive comp in FY22

PropCo
- Assumes 160 properties will be contributed to PropCo and leased-back to JCPenney / OpCo on a full triple-net lease structure, with OpCo responsible for all expenses associated with the operation of each location
- Composition of the REIT as proposed by the DIP lenders is weighted toward stores with high real estate / redevelopment value (discussions regarding final composition remain ongoing)
- Lease economics are assumed per DIP lenders' proposal (lease term discussions remaining ongoing)

OpCo
- OpCo would retain 171 owned / ground-leased properties in diverse locations
  - Allows for incremental collateral to ensure stability of OpCo
- Assumes sale-leaseback of all six owned distribution centers; proceeds to help fund emergence costs and/or provide liquidity to OpCo post emergence
- Disposition of 17 OpCo PSA Properties and 37 Surplus Stores during FY 20 & FY 21

Confidential – Subject to Non-Disclosure Agreement | 7

JCPenney

The business plan shared in May has been updated to reflect improvements in 2020 performance, the impact of the REIT structure and assumption refinements associated with store closures

2020 Performance

- Stores began reopening in late April in comparison to all stores re-opening in July per the May plan. As of June 27th, there are 697 GF and 134 Non Go-forward ("NGF") stores open
- As stores reopened, the initial sales ramp performance was stronger than forecasted
- Store performance expectations have increased since May due to accelerated openings but remain conservative from a comp perspective with the recent COVID-19 resurgence in parts of the country, including key JC Penney markets
- Digital portion of our business has shown stronger performance than forecast

REIT Structure

- Post-emergence projections are burdened by incremental rent to PropCo resulting from the 160 stores contributed to the REIT
  - Assumes ~$120m of annual incremental base rent for these stores (including an assumed 50% rent abatement during the first year and a 2% escalator longer term)
  - Assumes ~$35m of incremental annual rent due to the sale-leaseback of the owned distribution centers
  - All lease economics and terms remain subject to discussion with the DIP lenders

Confidential – Subject to Non-Disclosure Agreement | 8

JCPenney

JCPenney Leadership Team



JOANN
SHOPKO
KOHL'S

Jill Soltau
CEO



THE VITAMIN SHOPPE
KPMG
Walgreens

Bill Wafford
EVP, Chief Financial Officer



TARGET
OLD NAVY
GAP

Michelle Wlazlo
EVP, Chief Merchant



SHOPKO

Jim DePaul
EVP, Stores



TARGET

Brynn Evanson
EVP, Chief HR Officer



McKinsey&Company

Truett Horne
SVP, Chief Transformation Officer & Interim Head of Marketing



macy's

Laurie Wilson
SVP, Planning & Allocation and Pricing



PANDORA
BCG
McKinsey&Company

Karl Walsh
SVP, Chief Digital Officer



TARGET

Melissa Pint
SVP, Information Technology



Weil

Brandy Treadway
SVP, General Counsel and Secretary

Confidential – Subject to Non-Disclosure Agreement | 9

JCPenney

Business Plan Overview Current State and Recent Transformation Momentum 10 10 Confidential – Subject to Non-Disclosure Agreement |Business Plan Overview Current State and Recent Transformation Momentum 10 10 Confidential – Subject to Non-Disclosure Agreement |

JCPenney has 100+ years of heritage serving American families and meaningful strengths to build upon in this transformation journey

Brand strength

- Recognized and celebrated American brand
- $10.7B in FY19 net sales from a mix of national & private brands
- 3 beloved $500M+ private brands and a total of 10 that represent $100M+

Loyal Customer base

- 200M+ transactions from ~46M customers
- ~32M Loyalty customers that drive ~70% of net sales

Omnichannel assets

- Omnichannel capabilities combined with a strong technology platform
- Expansive real estate portfolio across 48 states and Puerto Rico

People & culture

- ~85K associates, 80% women and 56% ethnically diverse
- Associates committed and connected to achievements larger than themselves
- Strong values: Passion. Confidence. Service. Courage.

Confidential – Subject to Non-Disclosure Agreement | 11

JCPenney

However, our financial performance was challenged leading up to the most recent CEO transition and launch of our transformation

Total return to shareholders (TRS) index through Sep 2018
January 2012 = 100, USD



JCP
S&P 500
Industry index
CEO transition
350
300
250
200
150
100
50
2012
13
14
15
16
17
18
19

Net Sales CAGR as of Sep 2018[1]
Percent



Five year
Two year
One year
KOHL'S
Walmart
NORDSTROM
JCPenney
macy's
sears
7
8
8
0
-1
3
0
0
2
1
2
3
5
4
4
0
-2
-3
-2
-4
-4
-16
-19
-25

In the period prior to the transformation launch, JCP sales had declined faster than most competitors and accelerated over time while shareholder value creation lagged peers and the market

1 Sears and Nordstrom uses CAGR from 2017

Source: S&P Capital IQ, annual reports

Confidential – Subject to Non-Disclosure Agreement | 12

JCPenney

As we set out to turn this trajectory, we first identified the root cause issues that had driven performance decline

Customer, margin & channel issues

- Confusing and ineffective **pricing and promotions** compressed gross margin, while consumer value perception lagged peers
- Outdated **traditional marketing strategy** lacked 1:1 engagement and prioritization on top 20% of loyal customers that drive business
- Poor **eCommerce user experience** drove a large share of one-time, promotionally sensitive eComm customers
- Higher than industry **shrink rates and product loss** driven by operational decisions in-store

Category issues

- Shift of unit volume from traffic driving and acquisition categories like women's apparel to lower margin categories such as big ticket **alienated core consumer**
- Assortment and planning based on historical sales vs. market trends reduced relevance and **accelerated share declines in key categories** (tops vs. bottoms)
- Lack of **visual merchandising** created "sea of sameness"
- **Private brands** needed refresh to improve relevance and clearly segment positioning

Confidential – Subject to Non-Disclosure Agreement | 13

JCPenney

We are methodically fixing our problems, making foundational improvements and creating transformational change for our customer focus segment

Fixed our problems and took immediate actions

- Reduced and enhanced inventory position
- Reduced shrink with in-store operational discipline
- Redesigned and streamlined store processes (e.g., checkout, in-store pickup)
- Strengthened omnichannel navigation, presentation and curation
- Aligned merchandise assortment and choice counts with the trends, quality and styles for our customers

Deep dive on our customer and their needs/wants/attitudes

- Identified a powerful insight into how to best serve, retain, and acquire customers
- Defined our customer focus segment, who represents 28% of our sales today with additional upside through expanded share of wallet
- Developed a plan to delight this customer focus segment that could also activate complementary halo segments that together represent 70% of home and apparel spending

Confidential – Subject to Non-Disclosure Agreement | 14

JCPenney

Financial performance was meaningfully improved in FY19 based on early traction from our Plan for Renewal

Met or exceeded guidance on metrics through FY19

Net sales momentum

Sales met guidance, with q4 positive comps in several categories

Q4 FY18-FY19 % YoY comp net sales

+10.0%	+6.8%	+6.4%	+2.6%
Activewear	Women's Wear to Work	Men's Big & Tall	Dresses

Gross margin improvement

Gross margin rate up ~210 bps by optimizing markdown cadence differently, refining pricing/promotion strategy, and improving shrink

32.5%	34.6%
FY18 gross margin (%)	FY19 gross (%) margin

EBITDA (A) growth

Adjusted EBITDA substantially exceeded target despite topline trend with rate expansion ~50bps



EBITDA (A), $M
EBITDA (A) % of sales
568
583
FY18
FY19
4.9%
5.4%

Increased inventory productivity

Inventory declined, freeing working capital & giving customers a better experience



Inventory, $B
-11%
2.44
2.17
FY18
FY19

Confidential – Subject to Non-Disclosure Agreement | 15

JCPenney

Business Plan Overview The COVID-19 disruption and our expected recovery 16 Confidential – Subject to Non-Disclosure Agreement |Business Plan Overview The COVID-19 disruption and our expected recovery 16 Confidential – Subject to Non-Disclosure Agreement |

COVID-19 created unprecedented disruptions within the apparel space, but could allow JCPenney to accelerate within a "new normal"

Illustrative apparel retail impact and phasing | COVID-19 Spread



Offline
Online

	'Shock' during lock down	Initial recovery as stores re-open	Mid- to long-term recovery of consumer sentiment & supply	Evolution towards the "new normal"
What the industry is facing	• Nationwide store closures • Suppressed eComm sales in most categories	• Lower consumer discretionary spend • Decreased store traffic due to local regulations and consumer hesitation to enter stores • Accelerated rebound in eComm sales as customers return to "normalcy"	• Growing consumer spend during economic recovery • Sustained return in store traffic to near pre COVID-19 levels • Continued growth in eComm category as consumers grow more comfortable online	• Fully restored consumer confidence • Permanently changed shopping behaviors caused by COVID-19 crisis
What JCPenney must do to overcome	• Control and reduce costs where possible • "Double down" on eComm business (including tech enabled curbside pickup) to maintain customer relationships and gain share	• Execute store re-opening strategy to protect customers while driving traffic • Streamline store network to be more resilient and profitable • Continue investment in eComm channel to accelerate recovery and growth • Tailor messages and offers to specific audiences	• Maintain or grow share of brick-and-mortar sales • Capitalize on customer preference shift toward eComm to drive sustained growth in the business • Leverage agility and growth mindset led by management • Personalize customer interactions	• Leapfrog to the "new normal" of consumer shopping behaviors • Reinvent for the future in real-time • Deepen customer relationships through personalization

Confidential – Subject to Non-Disclosure Agreement | 17

JCPenney

While short-term sales are impacted, we project the eComm channel to return to FY19 trajectory in Q2 FY21 and stores to stabilize and return to positive comp sales growth

Annual stores net sales, $B, including Services & "Other"


9,172
5,197
7,243
7,237
7,283
7,383

Annual eComm[3] net sales, $B


1,544
1,504
1,640
1,926
2,119
2,331

	Stores FY19	Stores FY20	Stores FY21	Stores FY22	Stores FY23	Stores FY24	eComm FY19	eComm FY20	eComm FY21	eComm FY22	eComm FY23	eComm FY24
Gross profit[1], $M	3,272	1,548	2,572	2,696	2,765	2,794	419	439	466	582	617	680
Store count[2]	846	~690	~653	~653	~653	~653						

FY20 JCPenney stores net sales % change YoY	**-40 to-50%**
Return to pre-crisis trajectory Quarter	**Q4 FY21**
FY20 JCPenney eComm net sales % change YoY	**0 to -10%**
Return to pre-crisis trajectory Quarter	**Q2 FY21**

1 Gross profit excludes adjustments for services, allocations of certain sourcing and distribution center operating expenses, and enterprise co-op that are included in GAAP gross margin; gross margin not available at channel level
2 Reflects latest thinking on stores as of June 26, 2020; exact number continues to evolve
3 Online sales account for 19% of total beauty industry sales, yet only 2.75% of JCPenney beauty sales as a result of restrictions.

Confidential – Subject to Non-Disclosure Agreement 18|

JCPenney

Source: Daxue, NBS, Industry expert, COVID-19 US Consumer Pulse Survey 3/16-3/17/2020, Earnest Data

We will streamline our footprint by ~25%, transitioning to a stronger and more sustainable fleet

	Store network optimized...		...creating positive footprint shifts		
	Store count[1]	FY19 stores net sales, $B, including Services & "Other"	A/B malls	On mall	Per-store revenue, FY19
Current network	846	$9.2B	46%	72%	$10.8M
Go-forward network	653	~$7.8B	52%	75%	$11.9M

Driven by...

Balanced benefits of maximized per-store performance and economies of scale

KPI thresholds with business judgment layered in:

- Operating margin
- Full year revenue
- Space productivity

Optimizing for...

Strongest stores with positive trending historical comps, low competitive pressure, and high target income demo representation

Exiting 116 Metropolitan Statistical Areas (MSAs) that compose only 7% of FY19 revenue as stores are driving complexity in the business

Balanced nationwide portfolio, indexed toward the Midwest (30% of future network), South (21%), and Southeast (17%)

1 Reflects latest thinking on stores as of July 2020; exact number continues to evolve due to ongoing landlord negotiations and negotiations with interested parties

Confidential – Subject to Non-Disclosure Agreement | 19

JCPenney

In light of channel shifts, we are doubling down in eComm to create a curated shopping experience with digital flagship driving ~$2.3B in sales by FY24

eComm will be a bigger driver of enterprise sales

	FY19		FY24
eComm net sales	$1.5B	+9% p.a.	$2.3B
% of enterprise net sales	14%	+10 pts	24%

Where JCPenney is well positioned to grow

- Marketing efficiency
- Fulfillment enhancements
- Site experience
- Higher basket

JCPenney eComm strategy is critical to fueling future growth

Mid	Digital channel serving as primary means of retaining a portion of customers lost by store closures
Long	Increasing digital penetration to be on par with competitors to fuel growth

Confidential – Subject to Non-Disclosure Agreement | 20

JCPenney

Business Plan Overview Our PLAN FOR RENEWAL 21 Confidential – Subject to Non-Disclosure Agreement |Business Plan Overview Our PLAN FOR RENEWAL 21 Confidential – Subject to Non-Disclosure Agreement |

Offer Compelling Merchandise Drive Traffic Deliver Engaging Experience PLAN FOR RENEWAL Fuel Growth Build a Results-Minded Culture 22 Confidential Confidential – – Subj Subject ect to to Non-Disclosur Non-Disclosure e Agr Agreement eement | |Offer Compelling Merchandise Drive Traffic Deliver Engaging Experience PLAN FOR RENEWAL Fuel Growth Build a Results-Minded Culture 22 Confidential Confidential – – Subj Subject ect to to Non-Disclosur Non-Disclosure e Agr Agreement eement | |

PLAN FOR RENEWAL Offer Compelling Merchandise 23 Confidential Confidential – – Subj Subject ect to to Non-Disclosur Non-Disclosure e Agr Agreement eement | |PLAN FOR RENEWAL Offer Compelling Merchandise 23 Confidential Confidential – – Subj Subject ect to to Non-Disclosur Non-Disclosure e Agr Agreement eement | |

We will drive our compelling merchandising strategies through foundational elements of Category Management and Brand Management Category Management Ÿ Market share – supports our choices and focus; we defined our category Compelling Category roles based on customer importance and market-share relevance merchandise management Ÿ Assortment architecture and choice count – pivotal to a curated assortment; every item we select has clear purpose and intent Ÿ Inventory management – creates easy experience through strategic inventory levels – matching inventory to demand Ÿ Pricing – aligned to brand architecture tiers to deliver upon our customer value positioning Brand Management • Brand architecture – framework to ensure each brand is distinct and Brand purposeful and does not compete with another brand; built upon clear management lifestyle and pricing tiers • Complementary private and national brands – our brands, Private and National, serve as a solid foundation for the shopping experience. 24 Confidential – Subject to Non-Disclosure Agreement |We will drive our compelling merchandising strategies through foundational elements of Category Management and Brand Management Category Management Ÿ Market share – supports our choices and focus; we defined our category Compelling Category roles based on customer importance and market-share relevance merchandise management Ÿ Assortment architecture and choice count – pivotal to a curated assortment; every item we select has clear purpose and intent Ÿ Inventory management – creates easy experience through strategic inventory levels – matching inventory to demand Ÿ Pricing – aligned to brand architecture tiers to deliver upon our customer value positioning Brand Management • Brand architecture – framework to ensure each brand is distinct and Brand purposeful and does not compete with another brand; built upon clear management lifestyle and pricing tiers • Complementary private and national brands – our brands, Private and National, serve as a solid foundation for the shopping experience. 24 Confidential – Subject to Non-Disclosure Agreement |

CATEGORY MANAGEMENT We analyzed market share, historical performance, and customer feedback to define our category roles Own Grow Reinvent Perform • Foundational for the • Behind on market share • Areas where we truly • Customers expect customer relationship relative to competitors need to reinvent the JCPenney to offer business products in these • Entry point for new • Opportunity for categories customers meaningful growth • Assortment gaps from underdeveloped or • Solid assortment and • Must provide adequate • Growth can be achieved missing categories positioning that regularly growth and market with moderate investment fuels growth share • Requires a more comprehensive reset to • Limited incremental ignite growth investment 25 Confidential – Subject to Non-Disclosure Agreement |CATEGORY MANAGEMENT We analyzed market share, historical performance, and customer feedback to define our category roles Own Grow Reinvent Perform • Foundational for the • Behind on market share • Areas where we truly • Customers expect customer relationship relative to competitors need to reinvent the JCPenney to offer business products in these • Entry point for new • Opportunity for categories customers meaningful growth • Assortment gaps from underdeveloped or • Solid assortment and • Must provide adequate • Growth can be achieved missing categories positioning that regularly growth and market with moderate investment fuels growth share • Requires a more comprehensive reset to • Limited incremental ignite growth investment 25 Confidential – Subject to Non-Disclosure Agreement |

CATEGORY MANAGEMENT

Our merchandise divisions are each in a different stage of rebuilding – yet we have seen early results

Women's Apparel



Positive Q4 comps driven by sportswear, dresses, denim and active

No longer losing share, shifting to growth

Men's Apparel


BIG & TALL

Taking share in Men's Inclusive Sizes through choice in active and core essentials

Growth in Men's active

Kid's



Improving the core fundamentals and adding growth initiatives

Plans underway to take share in Baby and Toddler

Home



Reimagining the Home business

Adding newness to assortment from expanded aesthetics, categories and brands

1 Market Share data through Q4 2019

2 Note: As of FY '19, 60% of the US population makes purchases in the beauty category while 70% of JCPenney customers make beauty purchases. Only 12% of JCPenney customers that purchase beauty, purchase beauty at JCPenney. 58% of beauty sales are from non-exclusive brands. 50% of beauty customers shop only non-exclusive brands, which generate an additional $686 million in halo sales outside of beauty. 81% of JCPenney beauty customers have purchased non-exclusive beauty brands and generate ~$1.2B in halo sales at JCPenney.

Confidential – Subject to Non-Disclosure Agreement 26 | JCPenney

CATEGORY MANAGEMENT

We updated our assortment architecture and significantly reduced choice count to ensure our merchandise offering is curated and provides a clear point of view for the customer

Inventory and Choice Count

FY19 Inventory
-11% YoY

Q1 20 Choice Count (Total)
-11%* YoY

*based on largest volume group, go-forward stores

Assortment Architecture and Choice Count

- Reassorting our product in intentional way – every item we select has clear purpose and intent
- Curating assortment to reduce choices and remove duplication within categories and across brands
- Setting deliberate guidelines for balance of merchandise by price tier, classification and mix of fashion vs. essentials
- Adding choices in select categories to meet customer needs through extended assortments, e.g., additional color and size availability

Confidential – Subject to Non-Disclosure Agreement | 27

JCPenney

BRAND MANAGEMENT

Our brand architecture framework drives assortment decisions and investment strategies, identifying both brand white space and duplication

Brand Architecture Lifestyles

Pricing Tier		Move Get-up-and go; move and performance	Chill For the 5-to-9 you; relax and stay at home	All Day For the 9-to-5 you; most of the day wear	On Point Looking pulled together and confident	Shine For the special moments and occasions
Signature The ownable JCPenney point of view	Conservative Timeless Current Trendy					
Differentiated Differentiated value proposition	Conservative Timeless Current Trendy					
Good Competitive against like / leader brands	Conservative Timeless Current Trendy					

Confidential – Subject to Non-Disclosure Agreement | 28

JCPenney

BRAND MANAGEMENT

Each brand in the architecture is distinct and purposeful and does not compete with another brand


Brand Architecture Lifestyles
Move
Get-up-and go; move and performance
Chill
For the 5-to-9 you; relax and stay at home
All Day
For the 9-to-5 you; most of the day wear
On Point
Looking pulled together and confident
Shine
For the special moments and occasions
Pricing Tier
Signature
The ownable JCPenney point of view
Differentiated
Differentiated value proposition
Good
Competitive against like / leader brands
Conservative
Timeless
Current
Trendy
Private Brand
National Brand

Intersection of brand architecture lifestyle and brand pricing tier = brand position

Confidential – Subject to Non-Disclosure Agreement | 29

JCPenney

BRAND MANAGEMENT We have a strong and complementary National and Private brand portfolio National brands Private brands For illustrative purposes only, not a comprehensive listing 30 Confidential – Subject to Non-Disclosure Agreement |BRAND MANAGEMENT We have a strong and complementary National and Private brand portfolio National brands Private brands For illustrative purposes only, not a comprehensive listing 30 Confidential – Subject to Non-Disclosure Agreement |

PLAN FOR RENEWAL Drive Traffic 31 Confidential Confidential – – Subj Subject ect to to Non-Disclosur Non-Disclosure e Agr Agreement eement | |PLAN FOR RENEWAL Drive Traffic 31 Confidential Confidential – – Subj Subject ect to to Non-Disclosur Non-Disclosure e Agr Agreement eement | |

We drive traffic by knowing our customer and engaging them across channels Know Our Customers Ÿ Build value proposition around customer focus segment (All-in Shopping Drive traffic Know our Enthusiast), creating a place that is fun to shop, making it easier to put customers outfits together, supporting them in celebrating life’s events, and providing a fair deal that’s easy to understand Ÿ Capture more than fair share of halo customer segments, who seek product quality and price/value Continue to drive sales and traffic with less marketing spend by: Drive traffic across • Fully integrating merchandising and eComm priorities into marketing messages to communicate relevant stories (e.g., product, inspiration, our existing channels value) everyday • Leveraging analytics to continually optimize digital and traditional spend across mechanisms and customer audiences (e.g., top 20%, store only, online only) • Personalizing our customer interactions across channels (e.g., email, site, social, display) • Enhancing customer affinity program to better engage loyal customers 32 Confidential – Subject to Non-Disclosure Agreement |We drive traffic by knowing our customer and engaging them across channels Know Our Customers Ÿ Build value proposition around customer focus segment (All-in Shopping Drive traffic Know our Enthusiast), creating a place that is fun to shop, making it easier to put customers outfits together, supporting them in celebrating life’s events, and providing a fair deal that’s easy to understand Ÿ Capture more than fair share of halo customer segments, who seek product quality and price/value Continue to drive sales and traffic with less marketing spend by: Drive traffic across • Fully integrating merchandising and eComm priorities into marketing messages to communicate relevant stories (e.g., product, inspiration, our existing channels value) everyday • Leveraging analytics to continually optimize digital and traditional spend across mechanisms and customer audiences (e.g., top 20%, store only, online only) • Personalizing our customer interactions across channels (e.g., email, site, social, display) • Enhancing customer affinity program to better engage loyal customers 32 Confidential – Subject to Non-Disclosure Agreement |

KNOW OUR CUSTOMERS Who They Are • They are family-centric with approximately half having children • This segment of customers is diverse, over-indexing in Hispanic customers • They over-index on their affinity for mall shopping All of our efforts are anchored in How They Live our customer focused segment, • Most expressive in their personal style the All-in Shopping Enthusiast • Most confident in their style vision • Most open to input and expertise • Most willing to invest the time and money to get it right • Most excited by choice and innovation • Most connected with family, friends, and community 33 Confidential Confidential – – Subj Subject ect to to Non-Disclosur Non-Disclosure e Agr Agreement eement | |KNOW OUR CUSTOMERS Who They Are • They are family-centric with approximately half having children • This segment of customers is diverse, over-indexing in Hispanic customers • They over-index on their affinity for mall shopping All of our efforts are anchored in How They Live our customer focused segment, • Most expressive in their personal style the All-in Shopping Enthusiast • Most confident in their style vision • Most open to input and expertise • Most willing to invest the time and money to get it right • Most excited by choice and innovation • Most connected with family, friends, and community 33 Confidential Confidential – – Subj Subject ect to to Non-Disclosur Non-Disclosure e Agr Agreement eement | |

KNOW OUR CUSTOMERS This group of customers wield significant spending power and influence on spending % of home and apparel market sales Total spend Customer Focus Segment 28% $134B (All-in Shopping Enthusiast) Customer Focus Segment + $336B 70% Halo Segments 28% of existing JCPenney sales are from All-in Shopping Enthusiasts with an opportunity to increase sales by $269M for every 20bps growth in share of wallet 34 Confidential – Subject to Non-Disclosure Agreement |KNOW OUR CUSTOMERS This group of customers wield significant spending power and influence on spending % of home and apparel market sales Total spend Customer Focus Segment 28% $134B (All-in Shopping Enthusiast) Customer Focus Segment + $336B 70% Halo Segments 28% of existing JCPenney sales are from All-in Shopping Enthusiasts with an opportunity to increase sales by $269M for every 20bps growth in share of wallet 34 Confidential – Subject to Non-Disclosure Agreement |

DRIVE TRAFFIC ACROSS EXISTING CHANNELS

We've enhanced marketing efficiency through improved messaging, promotions, analytics, and customer targeting

- Moved from product centric marketing messages to stories based on customer mindset
- Built deliberate, structured and consistent marketing development processes to align with merchandising and flagship teams
- Developed analytics and reporting mechanisms to track changes vs. LY and decompose the drivers of performance
- Stood-up agile process to adjust marketing messages, site creative, and offers daily
- Invested in new tools to understand optimal promotions
- Optimized digital media spend to drive eCommerce sales with improved Return On Advertising Spend (ROAS)
- Developed personalization capabilities to tailor messages and offers to specific audiences
- Enhanced loyalty offer through targeted promotions

Confidential – Subject to Non-Disclosure Agreement | 35

JCPenney

DRIVE TRAFFIC ACROSS EXISTING CHANNELS

We base our integrated storytelling on consumer mindset

- Starting with the consumer mindset allows us to develop relevant compelling stories integrated across all channels (email, site, social)
- Design fresh new content with product as the hero to enhance customer journey
- Optimize corporate and category online offers to improve conversion (identified through new customer testing tools)
- Launched and utilize Style & Substance Series videos on Instagram and Facebook to increase customer engagement
  - **Facebook** Impressions: 2.56 M, 25% **above** benchmark + Engagement Rate: 1.64%, 9.33% **above** benchmark
  - **Instagram** Engagement Rate – IGTV: 5.14%, 33.5% **above** benchmark


Embrace your (shared) space
WFH—for your new 9-to-5
Instagram
sort.
ship.
share.

Confidential – Subject to Non-Disclosure Agreement | 36
JCPenney

DRIVE TRAFFIC ACROSS EXISTING CHANNELS

Digital media efficiency is improving due to online shift, improved email performance, and continued digital media optimization

YoY % change over time for spend vs. demand for primary channels

Percentage change, YoY



Direct Response Spend[1]
Direct Response Demand[1]
Email Demand
10
0
-10
-20
-30
-40
Q1
Q2
Q3
Q4
Feb
Mar
Apr
2019
2020

- A focus on compelling, cross-divisional stories with an improved site journey drove improved email demand:
  - +4% YoY April vs. -34% in Q4
- Customer online shift, optimizing media mix to drive conversion, and site improvement has driven digital media efficiency improvement:
  - +46% digital media ROAS YoY
  - +44% reduction in Cost Per Sale YoY
- Traditional media will be reduced in-line with sales and we will be more targeted with investments
  - Creating awareness for store reopenings
  - Driving traffic for tent pole events
  - Ensuring sufficient voice during Holiday

1 Direct Response Media Spend includes Paid Search, Comparison Shopping Engines, Affiliates and Display Retargeting

Confidential – Subject to Non-Disclosure Agreement | 37

JCPenney

DRIVE TRAFFIC ACROSS EXISTING CHANNELS

New tactics have led to improved marketing efficiency and jcpenney.com flagship revenue

Digital media

Actions

Paid Search

- 90% of campaigns now leverage Google's automated bidding algorithms (compared to 60% in Q4). Automated bidding allows us to make continuous keyword bid changes using real-time audience, device, and performance data to improve efficiencies
- Lowered impression share targets for Brand Plus terms, driving down cost with no major traffic impact
- Ran ad copy tests in Q1 to increase click through rate and click volume. Division specific ad copy improved click-through rate (CTR) by 10% and adding "ends soon" messaging to the coupon headline improved CTR by 50%
- For basket terms, increased focus on targeting entities with higher profitability (top 30 entities for basket)

Social/Display

- Pushed store only shopper segments to Facebook (conversion) and programmatic display (brand/promotion) to convert store only shoppers online
- Shifted Google spend to Facebook to amplify Dynamic Product Ad campaigns and promotional/brand campaigns to reach a wider audience (retention and acquisition)
- Updated Facebook creative, leading to CTR improvement of 10% and ROAS by 12% with better integration to JCP brand toolkit

Other - Affiliates, Comparison Shopping Engine (CSE)

- Onboarded new CSE agency that utilizes automated bidding at the SKU level compared to a large group of products to improve efficiencies
- De-prioritized affiliates due to many publishers requesting prepayment to activate programs with JCPenney

Email

- Created stories around customer mindset vs. merch priorities and individual brands
- Designed emails for mobile first journeys
- Ensured there is no "gap" in email audiences by focusing on more cross-divisional stories (75% of emails)
  - Deprioritized brand only send due to lower productivity
- Worked closely with flagship to improve linking strategy and ensure appropriate pricing and inventory depth
- Aligned with flagship priorities & planning during daily huddles

Confidential – Subject to Non-Disclosure Agreement | 38

JCPenney

DRIVE TRAFFIC ACROSS EXISTING CHANNELS

Additional personalization initiatives are in-progress to deepen customer relationships

Personalization focus		Actions
Channel activation	Site	• Customer attributes that will be viewable and pre-populated when visiting our site/app ◦ Loyalty Customer Name | Home Store | Loyalty Tier | How Far Away from next award | Redeem Points at Checkout • Adjusting home page story based on category browse history
	Email	• Created best seller/trending product recommendations and activated through email (37% open rate) • Created store only journey, segmented by product category (Home, Womens, Mens), with social layering (5.9M customers)

	Loyalty	• Speaking to customers differently with store only and loyalty campaigns:
		  ◦ Targeted store only customers with two rewards email campaigns (one day only $10 off $50 rewards and one week double point promotion)
		  ◦ 250k store only customers converted online in 6 weeks (12% of customers vs. 7% baseline)
		  ◦ Site demand from store only customers increased 12x relative to pre-COVID-19, 52% of which was due to email + digital media efforts

	Digital Media	• Programmatic Display - Personalized elements include lifestyle images, product images, color and copy • Display Retargeting - Ads are personalized based on site browsing behavior (jcp.com and other sites), past purchase behavior (jcp.com), and click behavior; launched and scaled store only campaign • Paid Search (Google, Bing and smaller partners) - Ads are personalized based on what you have searched and/or clicked on in the past, device, time of day, gender, age and site behavior
Tech/Capabilities		• Enriching site targeting tools (Adobe) with CRM data to enable product recommendations beyond browse • Performed 1st party data cleaning to create customer database • Building shopping propensity models

Confidential – Subject to Non-Disclosure Agreement | 39

PLAN FOR RENEWAL Deliver Engaging Experience 40 Confidential Confidential – – Subj Subject ect to to Non-Disclosur Non-Disclosure e Agr Agreement eement | |PLAN FOR RENEWAL Deliver Engaging Experience 40 Confidential Confidential – – Subj Subject ect to to Non-Disclosur Non-Disclosure e Agr Agreement eement | |

We meet our customers where they are with an engaging experience on our digital flagship and in our stores

Deliver engaging experience



JCPenney

Digital



Stores



Digital

- **Digital is becoming a core part of all customer experiences**, as nearly 90% of customers start their path to purchase online, even those that ultimately lead to our stores
- **Digital experience enhancement** with mobile-first design is already improving customer experience on our digital platforms
- **Impactful digital merchandising** ensures we lead with and feature our compelling product proposition
- **Seamless fulfillment** meets the customer where, when, and how they prefer

Stores

- **Stores remain a critical asset** for building personal connections with customers
- **FY19 tests informed our physical initiatives** rollout and expansion plans and our learnings give us the **confidence to invest** in our store fleet
- **74% of US adults** do half or more of their "…Non-grocery / non-pharmacy" shopping in-stores*

*Source: Civic Science – survey Jan 6 – Feb 7, 2020

Confidential – Subject to Non-Disclosure Agreement | 41

JCPenney

DIGITAL Our digital capabilities and cross-functional partnership creates cohesion in our customer journey and improves conversion Driving Traffic to Flagship Converting Flagship Traffic to Sales Ship to Home Email Ship to Store Ship from Store Flagship – Social Intent to buy jcp.com BOPIS Curbside Paid Digital Media etc. Store Visit Syncing stories across media platforms and flagship creates Cohesive stories inspire while personalization differentiates cohesion, inspires and gives customers confidence to shop us messaging to both in-store and online consumers, ultimately broadly converting to purchases 42 Confidential – Subject to Non-Disclosure Agreement |DIGITAL Our digital capabilities and cross-functional partnership creates cohesion in our customer journey and improves conversion Driving Traffic to Flagship Converting Flagship Traffic to Sales Ship to Home Email Ship to Store Ship from Store Flagship – Social Intent to buy jcp.com BOPIS Curbside Paid Digital Media etc. Store Visit Syncing stories across media platforms and flagship creates Cohesive stories inspire while personalization differentiates cohesion, inspires and gives customers confidence to shop us messaging to both in-store and online consumers, ultimately broadly converting to purchases 42 Confidential – Subject to Non-Disclosure Agreement |

DIGITAL In March, we launched the first phase of a new mobile-first digital experience Trading banner can be div-specific to highlight unique offers (e.g., jewelry, kids, etc.) when shoppers access those pages. Elevated Best Engaging Vis-Nav Coupon for easy for key categories access savings Elevated, larger image in cart Simplified filter and sort options Savings highlight with details collapsed for More prominent simplicity product images, clear of clutter Clarity on expected Mobile-first, delivery date swipe-able color selectors Simpler options to adjust quantity and Clear product title and delivery simplified pricing with emphasis on value A/B test of the new “Apollo” site experience vs legacy experience; the results gave us the confidence to fully rollout: A/B test of the new digital site experience vs legacy experience; the results gave us the confidence to fully rollout: Con version lift +25% | Revenue per visit +34% | Product viewer purchase intent +66% | Purchase intent +31% Conversion lift +25% | Revenue per visit +34% | Product viewer purchase intent +66% | Purchase intent +31% 43 Confidential – Subject to Non-Disclosure Agreement |DIGITAL In March, we launched the first phase of a new mobile-first digital experience Trading banner can be div-specific to highlight unique offers (e.g., jewelry, kids, etc.) when shoppers access those pages. Elevated Best Engaging Vis-Nav Coupon for easy for key categories access savings Elevated, larger image in cart Simplified filter and sort options Savings highlight with details collapsed for More prominent simplicity product images, clear of clutter Clarity on expected Mobile-first, delivery date swipe-able color selectors Simpler options to adjust quantity and Clear product title and delivery simplified pricing with emphasis on value A/B test of the new “Apollo” site experience vs legacy experience; the results gave us the confidence to fully rollout: A/B test of the new digital site experience vs legacy experience; the results gave us the confidence to fully rollout: Con version lift +25% | Revenue per visit +34% | Product viewer purchase intent +66% | Purchase intent +31% Conversion lift +25% | Revenue per visit +34% | Product viewer purchase intent +66% | Purchase intent +31% 43 Confidential – Subject to Non-Disclosure Agreement |

DIGITAL Our homepage personalization tests led to incremental revenue and opportunities to further segment for select audiences Personalized Home Page Results • Personalized homepage replacing active with Women’s Plus Size or Big & Tall content for identified customers • After one week, saw incremental revenue and key metric improvement: • Bounce rate (leaving the site) decreased compared to visitors that did not see the personalized content • -17% for Plus • -13% for Big & Tall • Higher product view rates • +15% for Plus • +18% for Big & Tall • Increased conversion • +38% for Plus • +83% for Big & Tall • Revenue per visit increased • +34% for Plus • +85% for Big & Tall 44 Confidential – Subject to Non-Disclosure Agreement |DIGITAL Our homepage personalization tests led to incremental revenue and opportunities to further segment for select audiences Personalized Home Page Results • Personalized homepage replacing active with Women’s Plus Size or Big & Tall content for identified customers • After one week, saw incremental revenue and key metric improvement: • Bounce rate (leaving the site) decreased compared to visitors that did not see the personalized content • -17% for Plus • -13% for Big & Tall • Higher product view rates • +15% for Plus • +18% for Big & Tall • Increased conversion • +38% for Plus • +83% for Big & Tall • Revenue per visit increased • +34% for Plus • +85% for Big & Tall 44 Confidential – Subject to Non-Disclosure Agreement |

DIGITAL Customers are responding favorably to our curated shops and simple yet meaningful improvements in storytelling Dual Value Proposition Data Driven Updates Creating Freshness • Adjusting stories and placement on site to create • Changing how we curate journeys, emphasizing dual • Making real time, data driven updates to the site “freshness” value proposition – clear price points and compelling based on results and consumer behavior Mother’s Day gifting categories • Liz Claiborne priority placement drove +30% sales • Prioritized “click leader”, Green Pan, +149% to LY increase to prior day • Sales +70% vs. LY 45 Confidential – Subject to Non-Disclosure Agreement |DIGITAL Customers are responding favorably to our curated shops and simple yet meaningful improvements in storytelling Dual Value Proposition Data Driven Updates Creating Freshness • Adjusting stories and placement on site to create • Changing how we curate journeys, emphasizing dual • Making real time, data driven updates to the site “freshness” value proposition – clear price points and compelling based on results and consumer behavior Mother’s Day gifting categories • Liz Claiborne priority placement drove +30% sales • Prioritized “click leader”, Green Pan, +149% to LY increase to prior day • Sales +70% vs. LY 45 Confidential – Subject to Non-Disclosure Agreement |

DIGITAL

We must offer seamless fulfilment options that allow the customer to choose how and when they want to receive their purchase

BOPIS

We continue to see customers choose the convenience and immediacy of BOPIS

Available in every store

- TY June 8% of sales, vs 4% LY, doubling the pre-COVID-19 4% sales contribution
- Highest profit rate since no shipping and handling expense

Curbside

Style on the Go Curbside Pickup takes BOPIS convenience a step further by delivering to the customer's car

Available in all non-liquidation stores

- Early adoption and customer feedback has been positive
- FY20 YTD 15% of BOPIS orders have opted for Curbside

Ship from store

Ship from Store leverages our nationwide store network to more quickly and cost-effectively serve customers that cannot be served direct from a DC

Available in most stores

- Faster to the customer, on average
- Lower gross profit rate due to higher shipping expense

Ship from DC

DC-based eCommerce fulfillment remains core to reaching our customers and we continue to improve upon fulfillment costs, enabling lower free-ship thresholds and faster fulfillment to customers

Available nationwide

- Reduced free-ship threshold to $49, in line with leading peers

Confidential – Subject to Non-Disclosure Agreement | 46

JCPenney

STORES • Serve and inspire tens of millions of customers every year • Drove 86% percent of our FY19 sales JCPenney stores are a critical • Enable omnichannel fulfillment asset • Offer the space to create an inspiring, shared experience for our customers • Represented over 196 million transactions and personal connections with customers in FY19 47 8 Confidential Confidential – – Subj Subject ect to to Non-Disclosur Non-Disclosure e Agr Agreement eement | |STORES • Serve and inspire tens of millions of customers every year • Drove 86% percent of our FY19 sales JCPenney stores are a critical • Enable omnichannel fulfillment asset • Offer the space to create an inspiring, shared experience for our customers • Represented over 196 million transactions and personal connections with customers in FY19 47 8 Confidential Confidential – – Subj Subject ect to to Non-Disclosur Non-Disclosure e Agr Agreement eement | |

STORES Our FY19 tests informed our physical initiatives rollout plans and our learnings give us the confidence to invest in our store fleet $125.00 BRAND DEFINING $100.00 STORE 92 STORES $75.00 STORE UPDATE Fullest articulation $50.00 of ourselves TEST & LEARNS $25.00 $0.00 March 2019 July 2019 September 2019 November 2019 We tested hypotheses informed by our quantitative and qualitative research to create an inspiring shared in-store experience that encouraged longer trips, bigger baskets and a deeper customer relationship 48 Confidential – Subject to Non-Disclosure Agreement |STORES Our FY19 tests informed our physical initiatives rollout plans and our learnings give us the confidence to invest in our store fleet $125.00 BRAND DEFINING $100.00 STORE 92 STORES $75.00 STORE UPDATE Fullest articulation $50.00 of ourselves TEST & LEARNS $25.00 $0.00 March 2019 July 2019 September 2019 November 2019 We tested hypotheses informed by our quantitative and qualitative research to create an inspiring shared in-store experience that encouraged longer trips, bigger baskets and a deeper customer relationship 48 Confidential – Subject to Non-Disclosure Agreement |

STORES Test & Learns are distinct concepts boldly and quickly executed, in one store each, that enhance customer engagement and test growth opportunities The Styling Room Take a Moment. Make a Moment. Lounge Style + Substance Lifestyle Workshops Alliance, TX Mesquite, TX Tyler, TX 49 Confidential – Subject to Non-Disclosure Agreement |STORES Test & Learns are distinct concepts boldly and quickly executed, in one store each, that enhance customer engagement and test growth opportunities The Styling Room Take a Moment. Make a Moment. Lounge Style + Substance Lifestyle Workshops Alliance, TX Mesquite, TX Tyler, TX 49 Confidential – Subject to Non-Disclosure Agreement |

STORES We took our Test & Learns and put them together in one store adding occasion merchandising and visual merchandising What We Did • Featured The Styling Room; Take a Moment. Make the Moment. Lounge; and Style + Substance Lifestyle Workshops • Added no capital occasion merchandising (Move, Chill, All Day, On-Point, Shine) and reimplemented visual merchandising, ALL in the women’s areas • Focused on the first 10 feet: the first impression we make to our customer to create an emotional connection, while signaling the change that JCPenney is ABOUT style • Reduced inventory throughout the store to tell a clear story and make the shopping experience easier and more inviting 50 Confidential – Subject to Non-Disclosure Agreement |STORES We took our Test & Learns and put them together in one store adding occasion merchandising and visual merchandising What We Did • Featured The Styling Room; Take a Moment. Make the Moment. Lounge; and Style + Substance Lifestyle Workshops • Added no capital occasion merchandising (Move, Chill, All Day, On-Point, Shine) and reimplemented visual merchandising, ALL in the women’s areas • Focused on the first 10 feet: the first impression we make to our customer to create an emotional connection, while signaling the change that JCPenney is ABOUT style • Reduced inventory throughout the store to tell a clear story and make the shopping experience easier and more inviting 50 Confidential – Subject to Non-Disclosure Agreement |

STORES The occasion merchandising and visual merchandising feedback were so encouraging that we quickly implemented updates in 92 stores What We Did • Rolled out Women’s merchandising learnings to 92 stores • Implemented our occasion merchandising and visual merchandising in women’s apparel, active, accessories, fashion jewelry, handbags, and women’s footwear • Made shopping easy – showed entire outfits put together to inspire customers and help them find themselves at Penney’s 51 Confidential – Subject to Non-Disclosure Agreement |STORES The occasion merchandising and visual merchandising feedback were so encouraging that we quickly implemented updates in 92 stores What We Did • Rolled out Women’s merchandising learnings to 92 stores • Implemented our occasion merchandising and visual merchandising in women’s apparel, active, accessories, fashion jewelry, handbags, and women’s footwear • Made shopping easy – showed entire outfits put together to inspire customers and help them find themselves at Penney’s 51 Confidential – Subject to Non-Disclosure Agreement |

STORES Our Brand Defining Store brings together every touch point and initiative from our research and the Test & Learns to serve as a lab that will inform future actions What a Brand Defining Store Is • The fullest articulation of our customer commitment • Physical form that brings to life the five components of our Plan for Renewal • A lab store and an investment in our future – we observe and measure customer preferences and shopping behaviors from more than 100 touch points What a Brand Defining Store Is Not • It is not a prototype to rollout across all stores • It is not a store of the future 52 Confidential – Subject to Non-Disclosure Agreement |STORES Our Brand Defining Store brings together every touch point and initiative from our research and the Test & Learns to serve as a lab that will inform future actions What a Brand Defining Store Is • The fullest articulation of our customer commitment • Physical form that brings to life the five components of our Plan for Renewal • A lab store and an investment in our future – we observe and measure customer preferences and shopping behaviors from more than 100 touch points What a Brand Defining Store Is Not • It is not a prototype to rollout across all stores • It is not a store of the future 52 Confidential – Subject to Non-Disclosure Agreement |

STORES

Based on FY19 learnings, we developed four physical initiatives to drive our chain refresh; we are prioritizing and evaluating based on the impact of COVID on customer behavior

Initiative	Details	Rollout
Occasion Merchandising & Visual Merchandising	• Occasion merchandising (Move, Chill, All Day, On-Point, Shine) • Visual merchandising	Low Capital → Accelerated Rollout
Style on the Go Curbside Pick-up	• Easy, seamless, contact free pick-up experience • Customers let us know when they arrive at the store, and our Associates deliver merchandise directly to their car • Roll-out technology enhanced curbside pick-up to all go-forward stores to be completed in FY20	
Quick Wins	• Occasion merchandising and visual merchandising • Style on the Go Curbside Pick-up • Women's Styling Room & Take a Moment. Make the Moment. Lounge → Evaluating based on COVID-19 • Men's Styling Room (subset) → Evaluating based on COVID	Higher Capital → Phased Rollout
Store Refresh	• Occasion merchandising and visual merchandising • Style on the Go Curbside Pick-up • Women's and Men's Styling Room & Take a Moment. Make the Moment. Lounge → Evaluating based on COVID-19 • Significant physical updates including paint, flooring, lighting • Supplemental mannequins, way finding and improved graphics • NEW Penney's Logo at entrances • Capital plan is approximately $1M/store to refresh 354 stores: 57.8M in FY21, 95.0M in FY22, 101.6M in FY23, & 101.6M in FY24	

$356M is allocated [over 4 years] to drive our chain refresh program

Confidential – Subject to Non-Disclosure Agreement | 53

JCPenney

PLAN FOR RENEWAL Fuel Growth 54 Confidential Confidential – – Subj Subject ect to to Non-Disclosur Non-Disclosure e Agr Agreement eement | |PLAN FOR RENEWAL Fuel Growth 54 Confidential Confidential – – Subj Subject ect to to Non-Disclosur Non-Disclosure e Agr Agreement eement | |

The go-forward business will be a smaller but stronger, more effective, and more profitable enterprise


Fuel growth
JCPenney
Leaner more resilient fleet
Right sized cost structure

- The approximately 653 go-forward stores represent the **highest sales-generating, most profitable, and most productive stores in the network** and also include lower productivity stores added to align with REIT assumptions
- These **stores make up 87% of FY19 net sales**
- The go-forward network will enable **better allocation of centralized resources** and capital expenditure while **maximizing cash generation**
- Although the network will be streamlined, we will still maintain nationwide coverage, allowing us to **continue inspiring JCPenney shoppers across the country**

- **EBITDA (A) on path to exceed 8% of net sales by FY23**
- Excluding REIT associated costs, **SG&A rate down 450 bps to 29.0% by FY24**

Confidential – Subject to Non-Disclosure Agreement | 55
JCPenney

LEANER MORE RESILIENT FLEET

We selected go-forward stores by evaluating a range of forward-looking scenarios for the industry, JCPenney, and individual store performance

Anchored in Apparel industry trajectory…	• Leveraged macroeconomic COVID-19 scenarios for US (epidemiological and store opening approach) applied to Apparel retail total sales projections, anchored in depth and length of post COVID-19 recession and speed of recovery • Built multiple scenarios to simulate multiple scenarios and projections incorporating channel shift dynamics both through crisis and into recovery
..further refined trajectory for department store channel factors…	• Refined scenarios to incorporate expected additional pressure to department store channel impact, including historical performance relative to apparel industry pre-crisis and anticipated consumer behavior shifts post COVID-19 recovery • Incorporated 'add-backs' of stores which had challenging economics pre-filing and have since received renegotiated rents

… to simulate JCPenney bottom-up scenarios at store-level based on total enterprise and store-specific factors	• Simulated JCP performance in context of broader department store trajectory, incorporating both historical performance and recent 'Plan for Renewal' traction
	• Estimated performance at individual store level based on re-openings throughout Q2 FY20 and recovery to FY19 sales trajectory in Q4 FY21 in base scenario:
	  • Store historical comp trend
	  • Competitive intensity in trade area
	  • Mall grade
	  • Trade area demographics

Confidential – Subject to Non-Disclosure Agreement | 56

JCPenney

LEANER MORE RESILIENT FLEET

The go-forward store count increased to 653 from our original thinking of 604 in May

	FY2019 Store Portfolio	Initial Store Count Adjustments	Subtotal: Go-Forward Stores (May 2020)	Add-backs from lease restructuring saves and other store count adjustments[1,2]	Tentative go-forward network (July 2020)[4]
Proposed REIT Stores	123	+22			
Expected REIT Stores[3]			145	+15	160
Third Party Lease Stores	529	-214	315	+75	390
Owned Stores	194	-50	144	-41	103
Total	846	-242[3]	604	+49	653

1 Reflects add-backs from 15 Brookfield & Simon stores that had originally been scheduled to close
2 Reflects lease restructurings submitted and approved through June 30, 2020. This figure remains subject to change based on ongoing landlord negotiations. Owned store adjustments include closed stores added back by 1L Advisors.
3. Expected REIT stores reflects results of negotiations with lender advisors, which were ongoing through June 30, 2020
4. For the purposes of this analysis, still subject to discussion

Confidential – Subject to Non-Disclosure Agreement | 57

JCPenney

RIGHT SIZED COST STRUCTURE

We reduced our cost structure to align with the go-forward business

Rationalizing and optimizing our store portfolio...	• Rationalizing the store portfolio to create a go-forward portfolio that represents a more financially productive fleet across all key financial measures • Exiting 193 stores – 156 leased and 37 owned – leaving a more financially resilient set of stores with higher average sales, productivity and four-wall profitability • Go-forward fleet will have lower store payroll, both in aggregate $ and as % of sales as lower productivity stores are exited
...while also accelerating the reduction in other operating expenses...	• In FY19, launched enterprise-wide zero-based budgeting initiative to drive efficiencies and move closer to "survival minimum" in operating costs • Marketing is expected to decrease 130 bps to 4.5% of net sales through right sizing traditional media (TV, print, mail) and increased effectiveness in digital channels • IT efficiency will be realized by continued rationalization of applications • Consulting and outside services are expected to decrease significantly
...including right-sizing the organization aligned to the go-forward business	• Approached corporate admin optimization by tailoring guiding principles to each function, defining each function's core responsibilities and reviewing layers and spans • In stores, improving efficiency in checkout and fitting rooms and reducing task workload • Utilized voluntary early retirement and strategic workforce optimization as levers to resize the organization, both corporate and field

Confidential – Subject to Non-Disclosure Agreement | 58

JCPenney

RIGHT SIZED COST STRUCTURE

EBITDA (A) CAGR of +7% achieved despite incremental REIT occupancy expense and the inclusion of less productive stores that were originally tagged for closure

In Millions ($M)	FY19	FY20	FY21	FY22	FY23	FY24
Total Net Sales	**10,716**	**6,703**	**8,884**	**9,164**	**9,404**	**9,716**
Enterprise Comp %		-36.1%	42.9%	4.6%	2.6%	3.3%
Credit Income	**451**	**286**	**317**	**323**	**331**	**342**
Gross Margin	**3,703**	**1,862**	**2,976**	**3,229**	**3,338**	**3,435**
% of Net Sales	34.6%	27.8%	33.5%	35.2%	35.5%	35.4%
SG&A	**3,585**	**2,337**	**2,873**	**2,862**	**2,898**	**2,942**
% of Net Sales	33.5%	34.9%	32.3%	31.2%	30.8%	30.3%
EBITDA (A) prior to REIT costs[1]	**583**	**-139**	**538**	**851**	**935**	**1,002**
% of Net Sales	5.4%	-2.1%	6.1%	9.3%	10.0%	10.3%
EBITDA (A)	**583**	**-172**	**419**	**691**	**772**	**836**
% of Net Sales	5.4%	-2.6%	4.7%	7.5%	8.2%	8.6%

1. Includes REIT expense associated with SGA and Distribution Expense associated with Gross Margin

Confidential – Subject to Non-Disclosure Agreement | 59

JCPenney

Financial Plan Overview 60 Confidential – Subject to Non-Disclosure Agreement |Financial Plan Overview 60 Confidential – Subject to Non-Disclosure Agreement |

The Chapter 11 reorganization is a critical step in the business recovery that was underway prior to COVID-19

Our planned reemergence from the COVID-19 crisis is built upon the components of our Plan for Renewal, plus a more rationalized store portfolio and an accelerated reduction in our enterprise cost structure, that will deliver over $2.7B in adjusted EBITDA (A) from FY21 through FY24 with four actions:

Rationalize store fleet and drive comp

Rationalizing our store portfolio from 846 stores to approximately 653 stores and driving positive enterprise comps from FY22 forward

Drive eComm growth

Driving double digit growth in our digital flagship channel by FY22

Expand gross margin

Expanding gross margin 100bps by FY22 and stabilizing above 35% despite channel shifts

Reduce SG&A

Reducing SG&A spend by over $600M versus FY19

The sales, margin, and cost improvements drive EBITDA (A) rate expansion (320 bps to 8.6% of net sales by FY24) and absolute EBITDA (A) growth despite a smaller sales base resulting from the streamlined store portfolio

Confidential – Subject to Non-Disclosure Agreement | 61

JCPenney

Enterprise sales - Comparable sales turn positive as we close unproductive stores and eComm growth offsets negative store sales

$ millions


Total
Increase
Decrease
10,716
-1,134
193 Closing Stores
-70
-583
+787
9,716
FY19 Sales
Closed Stores[3]
Discontinued Merchandise[4]
Stores & Services[6]
eComm[5]
FY24 Sales

Comp Sales	FY19[1]	FY20	FY21[2] (vs. LLY)	FY22	FY23	FY24
Stores	(6.0%)	(42.8%)	(11.5%)	1.4%	0.5%	1.2%
eComm	(4.1%)	(2.7%)	6.5%	17.4%	10.0%	10.0%

1 Shown excluding discontinued businesses
2 Comp FY21 is shown in comparison to FY19
3 Reflects latest thinking as of June 30th
4 $59M stores and $11M eComm. In 2019, JCPenney's beauty customers exhibited the following buying patterns: (i) 7% of these customers only bought exclusive brands in the beauty department ($20 million in sales); (ii) 9% of these customers only bought items in our beauty department, which included exclusive and non-exclusive brands ($71 million in sales), and (iii) 12% of these customers only bought exclusive brands in the beauty department but also cross-shopped in other departments ($35 million in beauty sales and $192 million in other sales). Beauty sales in 2019 totaled $834 million and beauty customers purchased $1,389 million in non-beauty departments. We believe customers that only purchase exclusive brands are less likely to shop at JCPenney if we no longer carry such brands.
5 Net of impact from closed stores on eComm sales, excluding discontinued merchandise impact displayed separately
6 Expecting flat sales of approximately $650 million and gross profit of approximately $155 million for beauty. Expect slight contribution profit improvement from $35 to $40 million in 2022-2024 period from elimination of depreciation. Should the Company no longer offer certain Beauty products, sales would decline approximately 122 million, 272 million, and 272 million in 2022, 2023 and 2024, respectively; total gross profit would decline approximately $9 million, $19 million and $23 million in 2024, in 2022, 2023 and 2024, respectively; and contribution profit would decline approximately 41 million, 16 million and 12 million in 2022, 2023 and 2024, respectively

Confidential – Subject to Non-Disclosure Agreement 62 |
JCPenney

Store sales - Traffic declines will moderate as growth initiatives help stores rebound from COVID-19 impact

$ millions



Disc. Merch.
Non Go Forward[4]
Go Forward
Decrease
Increase
9,172
59
1,134
7,979
-59
-838
156 Closing Stores[5]
-296
37 Closing Stores[5]
-948
92
33
82
7,237
FY19 Sales
Discontinued Merchandise[1]
FY20 Closing Stores
FY21 Closing Stores
Traffic impact[2]
FY22 Comp 1.4%[3]
FY23 Comp 0.5%
FY24 Comp 1.2%
FY24 Sales

1 Discontinued merchandise also removed from go-forward stores
2 Traffic decline -9% CAGR FY19 to FY22, then flat CAGR FY22 – FY24
3 Includes COVID-19 recovery effect given comps are on depressed Q1-Q3 FY21
4 Includes discontinued merchandise
5 Reflects latest thinking on stores as of June 30th; exact number continues to evolve

Confidential – Subject to Non-Disclosure Agreement | 63

JCPenney

To achieve revenue goals, the in-store shopping environment must continue to evolve and marketing and merchandising actions must be fully aligned

	FY19	FY21	FY23	FY24	Required Actions
Traffic (M visits) [2]	694	525	525	525	**Attract new shoppers and gain share of All-In Shopper Enthusiasts by:** ▪ Creating digital and physical environments that are fun to shop and integrated in a customer-driven manner ▪ Leveraging analytics to optimize Return on Advertised Spend and use digital capabilities to reinforce the value and convenience of the physical store
Conversion (%)	23.9%	23.7%	23.7%	23.7%	**Maintain shopper conversion (while AUR increases) by:** ▪ Strategically integrating marketing and merchandising messages to create stories with context and personalization that resonates ▪ Investing in new tools and promotions with increased relevancy ▪ Accelerating improvements to shopping environments through Test & Learn
AOV ($)	51.35	53.96	54.04	54.70	**Drive increase in AOV by:** ▪ Assuming relatively flat UPT so inventory discipline can be maintained ▪ Expanding AUR and flowing growth through to AOV through the use of the strategic brand and category frameworks and reduced discounting
Stores Revenue, $M	**8,518**	**6,715**	**6,725**	**6,807**	

1. Revenue is Merchandise Revenue only, excluding services
2. Traffic measurement in FY19 based on an extrapolation of traffic counters in 223 stores

Confidential – Subject to Non-Disclosure Agreement | 64

JCPenney

eComm sales will accelerate from the negative halo of store closures and reach double digit growth rates as improvements to site, fulfillment, and assortment takes hold

$ millions


1,544
+81
+446
+312
-11
-41
2,331
FY19 eComm Sales
Conversion
AOV
Traffic
Discontinued Merchandise
Impact from Closed Stores
FY24 Outlook
5-Yr CAGR
+5.1%
+1.0%
+2.7%
+8.7%
From 3.0% in FY19 to 4.1% by FY24
Via pricing and improved cross-sell
Via channel shift and marketing efficiency gains

Confidential – Subject to Non-Disclosure Agreement | 65

JCPenney

eComm traffic will grow through a combination of an industry-wide channel shift and an enhanced offering driving customer engagement and loyalty

To hit eComm net sales projections, digital marketing must become meaningfully more efficient

	FY19	FY24	CAGR
eComm net sales	$1.5B	$2.3B	8.7%
Traffic (M sessions)	738M	843M	2.7%
Digital Marketing Spend *% of marketing spend*	$313M *50%*	$253M *65%*	*-9.1%*
Traffic efficiency (visits / digital marketing spend)	1.18	2.17	13.0%

Improved traffic efficiency will require

- Reallocation of mass digital ad spend to **more productive channels and tactics**
- Improvements in owned and targeted media effectiveness through **personalization**
- **Improved organic traffic** through a combination of industry tailwinds (natural channel shift to eComm) and an enhanced site experience and merchandise offering

Confidential – Subject to Non-Disclosure Agreement | 66

JCPenney

Conversion has room for upside to become on par with peers, while it has already experienced improvements from launch of new eComm capabilities

Conversion, %

Channel	Current performance, FY19	Future performance, FY22		Assumption
Desktop Conversion	6.0%	7.5%	+148 bps	Improved site experience drives improvement and closes 70% of gap to target rate
Mobile Conversion	1.7%	2.0%	+35 bps	Mobile conversion lifts across industry due to consumer comfort with mobile shopping and enhanced mobile experiences
Total Blended Conversion	3.0%	4.0%	+100 bps	Other channels (e.g., tablet) increase in-line with blended desktop & mobile increase

Assumes traffic mix (mobile / desktop) shifts from today's 65% / 35% to 70% / 30% based on a continued shift in consumer preferences to shop on mobile devices

- Conversion improvements will be driven by enhanced eComm capabilities as well as attracting higher-converting traffic
- Improvements to site and personalized content already driving gains[1]
  - Bounce rates down 14-17%
  - Conversion up 40%+

1 Based on A/B test of personalizing big & tall and plus site experience, test executed 4/13-4/20

Confidential – Subject to Non-Disclosure Agreement | 67

JCPenney

While increasing conversion, we plan to maintain Average Order Value through operational effectiveness

Decomposition of AOV outlook

	FY19	FY24	CAGR
Average Unit Revenue – Total ($)[1]	19.74	21.70	1.9%
UPT	3.83	3.84	0.0%
AOV	**75.03**	**78.86**	**0.8%**

Drivers of AOV outlook

- Clearance mix reduction through more disciplined buying and markdowns, combined with improved pricing and promotion strategy drives AUR
- Platform enhancements, visual merchandising, and personalization keep UPT flat as low margin promotions are reduced

1 Reflects Demand AUR, Assumes reduction of clearance mix from ~15% to ~10% of demand $; additional expansion of AOV via pricing levers contributes 0.34% CAGR

Confidential – Subject to Non-Disclosure Agreement | 68

JCPenney

Gross Margin - Rate increases 80bps with pricing and promotion initiatives that are partially offset by higher eComm penetration and fulfillment costs



% of net sales
Total
Decrease
Increase
34.6%
+1.9%
+0.3%
+0.3%
-1.1%
-0.4%
-0.2%
35.4%
FY19
Pricing & Promotion
Discontinued Merchandise
Shrinkage Reduction
Channel Mix
Distribution eComm
Distribution Stores [1]
FY24

1. Includes $41M Sale / Leaseback burden of REIT, otherwise would have been +0.2%

Confidential – Subject to Non-Disclosure Agreement | 69

JCPenney

We have been building the strategic framework to reinvigorate our value perception with our customers

We focused on improving our pricing and promotions capabilities and enablers to reverse the decline in traffic and revenue growth, while continuing to improve our profitability

Pricing Strategy and Rotational Promotions

- **110 bps of gross profit improvement** from implementing a more credible ticket and promotional pricing strategy and maximizing promotional time on offers
  - Elastic modeling and price/value studies (internal/external) have led to the **tuning of temporary promotional depth** based on consumer response and market research
  - Instead of taking whole categories off sale for a period of time for Compliance, **Rotational Promotions** ensure compelling offers are always available

Coupon Strategy and Markdown Optimization

- **80 bps of gross profit improvement** from more strategic use of coupons and strategies to improve Average Unit Retail through the end of the product lifecycle
  - **Strategically planning shallower category discounts when a storewide coupon is running** has proven to reduce margin leak
  - Discount 'stacking' will be thoughtfully managed going forward (30 bps)
  - **Optimized clearance markdowns through analytics and a consistent cadence** to improve profitability and sell through has led to higher selling AURs for markdown goods (50bps)

Confidential – Subject to Non-Disclosure Agreement | 70

JCPenney

Recent evidence of eCommerce selling margin gains during the COVID-19 store closures reinforces confidence in the expected gains from pricing

eCommerce Selling Margin %
(prior to fulfilment costs that burden GM)



50.0
48.0
46.0
44.0
42.0
40.0
38.0
36.0
34.0

	19-Feb	19-Mar	19-Apr	May 19	Jun 19	Jul 19	Aug 19	Sep 19	Oct 19	Nov 19	Dec 19	Jan 19	Feb 20	Mar 20	Apr 20	May 20	Jun 20 PTD
Selling Margin %	39.4	40.8	43.2	42.5	41.9	40.3	39.0	43.1	42.6	34.4	38.1	40.6	39.8	35.4	44.8	46.4	47.9

Achievement of historic margin improvement is due to careful management of pricing and coupon discounts, coupled with lower levels of clearance

- Primary, non-clearance sales had 540 bps of selling margin expansion in June and 340 bps of expansion in May – *Pricing Strategy and Rotational Promotions*
- Clearance sales over the same period were accomplished at over 400 bps improvement over LY - *Markdown Optimization*

Confidential – Subject to Non-Disclosure Agreement | 71

JCPenney

SG&A - Closing stores and continuous improvement initiatives will drive approximately $800M in run rate improvement for OpCo prior to the REIT charge $ millions SG&A dollars increased $384M from May Business Plan, due to four items: 1. Incremental REIT expense of $126M 3,585 -334 2. Added back planned closures with supporting SG&A: $159M 242 3. Sales increased $226M (exclude added back stores) increasing expense, $63M 33.5% 4. Admin defined in May Plan moved to margins, $36M Closing -90 Stores -181 193 closing 653 GF stores -46 2,942 -55 stores -62 2,816 126 FY19 Actual Closing Stores Go Forward Gross Advertising Bonus Equity Admin All Other G&A Total Bridge FY24 Outlook 28.3% Stores Expense Expense & Benefits Bonus Equity & 1 3 Store Expenses Gross Advertising Admin Expenses Other Corp G&A Bridge 2 Benefits 20 bp leverage in 130 bp leverage in Bonus planned at ~20% reduction Reduction $126M in rate (% of store rate by FY24 100% (vs 125% in in corporate primarily driven by REIT expense sales) for go- FY19) ; Lower overhead consulting and forward stores by benefits expense structure other one-time FY24 resulting from expenses in FY19 reduction in headcount 1. Tax for closing stores is included as is it direct expense: personal property/gross receipts 2. Total bonus equity & benefits savings are at $85M, which $39M are associated with closing stores 3. Include Co-Op, Technology Expense, .com Expense, PLCC/Interchange, Risk, Pension Service Cost, Corp G&A 72 Confidential – Subject to Non-Disclosure Agreement |SG&A - Closing stores and continuous improvement initiatives will drive approximately $800M in run rate improvement for OpCo prior to the REIT charge $ millions SG&A dollars increased $384M from May Business Plan, due to four items: 1. Incremental REIT expense of $126M 3,585 -334 2. Added back planned closures with supporting SG&A: $159M 242 3. Sales increased $226M (exclude added back stores) increasing expense, $63M 33.5% 4. Admin defined in May Plan moved to margins, $36M Closing -90 Stores -181 193 closing 653 GF stores -46 2,942 -55 stores -62 2,816 126 FY19 Actual Closing Stores Go Forward Gross Advertising Bonus Equity Admin All Other G&A Total Bridge FY24 Outlook 28.3% Stores Expense Expense & Benefits Bonus Equity & 1 3 Store Expenses Gross Advertising Admin Expenses Other Corp G&A Bridge 2 Benefits 20 bp leverage in 130 bp leverage in Bonus planned at ~20% reduction Reduction $126M in rate (% of store rate by FY24 100% (vs 125% in in corporate primarily driven by REIT expense sales) for go- FY19) ; Lower overhead consulting and forward stores by benefits expense structure other one-time FY24 resulting from expenses in FY19 reduction in headcount 1. Tax for closing stores is included as is it direct expense: personal property/gross receipts 2. Total bonus equity & benefits savings are at $85M, which $39M are associated with closing stores 3. Include Co-Op, Technology Expense, .com Expense, PLCC/Interchange, Risk, Pension Service Cost, Corp G&A 72 Confidential – Subject to Non-Disclosure Agreement |

Cost reductions across major line items drive EBITDA (A)[1] improvement of ~500 bps by FY24

	$M			% net sales		
	FY19	FY24	$ Change	FY19	FY24	Basis Point Change
Total Net sales	**10,716**	**9,716**	**-1,000**	**-**	**-**	
Store payroll	1,088	850	-238	10.2%	8.7%	-140
Net advertising[2]	599	422	-177	5.6%	4.3%	-125
Admin. (Total + benefits)[3]	548	449	-100	5.1%	4.6%	-50
Bonus	102	62	-40	1.0%	0.6%	-32
Corp G&A	67	38	-28	0.6%	0.4%	-22
General Expense	71	47	-24	0.7%	0.5%	-18
Other (risk, equity, pension service)	106	86	-20	1.0%	0.9%	-11
FM: Facility/Utilities	284	250	-33	2.6%	2.6%	-7
Technology expense	195	170	-25	1.8%	1.7%	-7
Other G&A (.com expenses, other store expense, PLCC/Interchange)	165	172	7	1.5%	1.8%	23
Occupancy	359	396	37	3.4%	4.1%	72
Closing store Savings (closure prior and GOB closing stores)	*-83.9*					
REIT expense	*126*					
Lease Restructuring	*-6*					
		396				
Total external SG&A	**3,585**	**2,942**	**-643**	**33.5%**	**30.3%**	**-317**
EBITDA (A)	**583**	**836**	**252**	**5.4%**	**8.6%**	**316**
EBITDA (A) w/o REIT[1]	**583**	**1,002**	**419**	**5.4%**	**10.3%**	**487**

1. EBITDA (A) without REIT 2. Include Gross Advertising and Co-Op 3. Include Admin (excl IT), Medical/Dental SG&A, Payroll Tax SG&A, 401K

Confidential – Subject to Non-Disclosure Agreement | 73

JCPenney

Income Statement Adjusted EBITDA to exceed $800M (including rent increases from PropCo) and reach 8.6% of net sales in FY24 as we return the business to topline growth and expand operating margin In Millions ($M) FY19 FY20 FY21 vs. LLY FY22 FY23 FY24 Store Sales 8,518 4,800 6,715 6,692 6,725 6,807 Ÿ Rationalizing our store Store Comp% (6.0%) (42.8%) 39.9% (11.5%) 1.4% 0.5% 1.2% portfolio from 846 stores to eComm Sales 1,544 1,504 1,640 1,926 2,119 2,331 Store Comp% (4.1%) (2.7%) 9.0% 6.5% 17.4% 10.0% 10.0% approximately 653 stores (156 Merch Sales 10,062 6,304 8,355 8,618 8,844 9,138 closures in FY20 and the Services and Other 654 398 529 546 560 578 closure and sale of 37 owned Total Net Sales 10,716 6,703 8,884 9,164 9,404 9,716 stores by the end of Q2 FY21) Enterprise Comp% (36.1%) 42.9% (8.4%) 4.6% 2.6% 3.3% Credit Income 451 286 317 323 331 342 Ÿ Positive enterprise comps FY22 Gross Margin 3,703 1,862 2,976 3,229 3,338 3,435 % of Net Sales 34.6% 27.8% 33.5% 35.2% 35.5% 35.4% –FY24 SG&A 3,585 2,337 2,873 2,862 2,898 2,942 % of Net Sales 33.5% 34.9% 32.3% 31.2% 30.8% 30.3% Ÿ Closure of two leased Real Estate (Gains) / Losses (15) (18) 0 0 0 0 distribution centers in FY21 % of Net Sales (0.15) (0.3%) 0.0% 0.0% 0.0% 0.0% Real Estate (Gains) / Losses (non-op) (1) (147) 24 0 0 0 Ÿ Reduction of corporate % of Net Sales (0.0%) (2.2%) 0.3% 0.0% 0.0% 0.0% overhead by a minimum of Reorganization 0 155 0 0 0 0 % of Net Sales 0.0% 2.3% 0.0% 0.0% 0.0% 0.0% 20% by FY22 and a $600M Restructuring 48 361 64 0 0 0 reduction in SG&A % of Net Sales 0.5% 5.4% 0.7% 0.0% 0.0% 0.0% Depreciation 544 550 338 311 279 257 Ÿ Capital investment of % of Net Sales 5.1% 8.2% 3.8% 3.4% 3.0% 2.6% approximately $254M per year EBITDA w/o REIT 583 (139) 538 851 935 1,002 % of Net Sales 5.4% (2.1%) 6.1% 9.3% 10.0% 10.3% (FY21 – FY24) EBITDA (A) 583 (172) 419 691 772 836 % of Net Sales 5.4% (2.6%) 4.7% 7.5% 8.2% 8.6% EBITDA (A) excludes depreciation, restructuring, reorganization and non-operating Real Estate Gains/Losses 74 Confidential – Subject to Non-Disclosure Agreement |Income Statement Adjusted EBITDA to exceed $800M (including rent increases from PropCo) and reach 8.6% of net sales in FY24 as we return the business to topline growth and expand operating margin In Millions ($M) FY19 FY20 FY21 vs. LLY FY22 FY23 FY24 Store Sales 8,518 4,800 6,715 6,692 6,725 6,807 Ÿ Rationalizing our store Store Comp% (6.0%) (42.8%) 39.9% (11.5%) 1.4% 0.5% 1.2% portfolio from 846 stores to eComm Sales 1,544 1,504 1,640 1,926 2,119 2,331 Store Comp% (4.1%) (2.7%) 9.0% 6.5% 17.4% 10.0% 10.0% approximately 653 stores (156 Merch Sales 10,062 6,304 8,355 8,618 8,844 9,138 closures in FY20 and the Services and Other 654 398 529 546 560 578 closure and sale of 37 owned Total Net Sales 10,716 6,703 8,884 9,164 9,404 9,716 stores by the end of Q2 FY21) Enterprise Comp% (36.1%) 42.9% (8.4%) 4.6% 2.6% 3.3% Credit Income 451 286 317 323 331 342 Ÿ Positive enterprise comps FY22 Gross Margin 3,703 1,862 2,976 3,229 3,338 3,435 % of Net Sales 34.6% 27.8% 33.5% 35.2% 35.5% 35.4% –FY24 SG&A 3,585 2,337 2,873 2,862 2,898 2,942 % of Net Sales 33.5% 34.9% 32.3% 31.2% 30.8% 30.3% Ÿ Closure of two leased Real Estate (Gains) / Losses (15) (18) 0 0 0 0 distribution centers in FY21 % of Net Sales (0.15) (0.3%) 0.0% 0.0% 0.0% 0.0% Real Estate (Gains) / Losses (non-op) (1) (147) 24 0 0 0 Ÿ Reduction of corporate % of Net Sales (0.0%) (2.2%) 0.3% 0.0% 0.0% 0.0% overhead by a minimum of Reorganization 0 155 0 0 0 0 % of Net Sales 0.0% 2.3% 0.0% 0.0% 0.0% 0.0% 20% by FY22 and a $600M Restructuring 48 361 64 0 0 0 reduction in SG&A % of Net Sales 0.5% 5.4% 0.7% 0.0% 0.0% 0.0% Depreciation 544 550 338 311 279 257 Ÿ Capital investment of % of Net Sales 5.1% 8.2% 3.8% 3.4% 3.0% 2.6% approximately $254M per year EBITDA w/o REIT 583 (139) 538 851 935 1,002 % of Net Sales 5.4% (2.1%) 6.1% 9.3% 10.0% 10.3% (FY21 – FY24) EBITDA (A) 583 (172) 419 691 772 836 % of Net Sales 5.4% (2.6%) 4.7% 7.5% 8.2% 8.6% EBITDA (A) excludes depreciation, restructuring, reorganization and non-operating Real Estate Gains/Losses 74 Confidential – Subject to Non-Disclosure Agreement |

Store refresh, IT initiatives to enhance store and ecomm experience, and supply chain improvements drive substantial capital investments

Total Capital Spend Trend $ Millions



309
76
240
251
262
262
FY19
FY20
FY21
FY22
FY23
FY24

	FY19	FY20	FY21	FY22	FY23	FY24
Growth	130.8	29.9	128.9	162.6	169.1	170.1
Maintenance	161.1	46.0	111.1	88.5	92.9	91.9
Other[1]	17.1	0.0	0.0	0.0	0.0	0.0
Total	**309.0**	**76.0**	**240.0**	**251.0**	**262.0**	**262.0**
Stores (memo)	134.8	33.5	139.4	156.3	162.0	162.0
IT (memo	128.5	39.8	74.8	75.0	77.2	79.2

Major capital investments to support growth

- Store refresh: account for ~54% of store footprint over the four year period, at estimated $1M per store
- IT investment focuses on enhancing digital flagship support:
  - Invest in enterprise fulfillment
  - Improve customer communication and order visibility
  - Implement customer personalization
  - Upgrade jcp.com and mobile app to improve shopability
- IT investments in stores include:
  - Upgrade wireless network to enhance JCP app and mobile point of sale
  - Roll out of mobile POS and self check out to improve customer engagement
  - Upgrade in store customer returns, and support curbside pickup, BOPIS and ship from store
  - Implement RFID to drive inventory accuracy and reduce payroll
- Supply chain: investments on eComm capacity and supply chain productivity initiatives

1. Other: FY19 actuals based upon project activity by area and the true up to cash capital controller value based on prior year cash carryover was $17.1M

Confidential – Subject to Non-Disclosure Agreement | 75

JCPenney

Unlevered Free Cash Flow

In Millions ($M)	FY19	FY20	FY21	FY22	FY23	FY24
Total Net Sales	10,716	6,703	8,884	9,164	9,404	9,716
Credit Income	451	286	317	323	331	342
Total Revenue	11,167	6,989	9,201	9,487	9,735	10,058
Gross Margin	3,703	1,862	2,976	3,229	3,338	3,435
% Margin	34.6%	27.8%	33.5%	35.2%	35.5%	35.4%
SG&A	3,584	2,338	2,873	2,862	2,898	2,942
% of Net Sales	33.5%	34.9%	32.3%	31.2%	30.8%	30.3%
Adjusted EBITDA pre-REIT	584	(139)	538	851	935	1,002
% of Net Sales	5.4%	-2.0%	6.0%	9.3%	9.9%	10.3%
Impact of REIT / Sale Leaseback Transaction		(33)	(119)	(160)	(164)	(167)
% of Total Net Sales		(0.5%)	(1.3%)	(1.8%)	(1.7%)	(1.7%)
Adjusted EBITDA after-REIT	584	(172)	419	691	772	836
% of Net Sales	5.4%	-2.6%	4.7%	7.5%	8.2%	8.6%
Net Income	(269)	2,452	4	390	503	589
Depreciation	544	550	338	311	279	257
Gain / loss on disposal / Impairment	117	(111)	24	-	-	-
Change in Inventory	271	150	180	251	50	(50)
Change in Current Assets	16	(2)	94	(36)	(2)	(4)
Change in Other Assets	(948)	256	48	44	44	43
Change in Merchandise AP	(61)	(521)	184	104	(5)	18
Change in Other Current Liabilities	(4)	(228)	65	13	(17)	27
Change in Other Noncurrent Liabilities	761	(296)	(95)	(89)	(79)	(88)
Ending Cash Balance	278	50	686	1,423	1,934	2,464

Confidential – Subject to Non-Disclosure Agreement | 76

JCPenney

Credit Income is expected to decline with credit sales and then stabilize and resume growth on a lower base $, Millions FY19 FY20 FY21 FY22 FY23 FY24 Total Credit Revenue 451.0 286.1 317.1 323.4 331.6 342.4 Table 1 $, Millions FY19 FY20 FY21 FY22 FY23 FY24 Credit Sales (millions) $4,342 $2,705 $3,637 $3,741 $3,858 $4,005 Sales Penetration Rate 40.6% 41.1% 41.0% 40.9% 41.1% 41.3% Total Credit Inc to Credit 8.6% 10.6% 8.7% 8.6% 8.6% 8.5% Sales Confidential – Subject to Non-Disclosure Agreement 77 |Credit Income is expected to decline with credit sales and then stabilize and resume growth on a lower base $, Millions FY19 FY20 FY21 FY22 FY23 FY24 Total Credit Revenue 451.0 286.1 317.1 323.4 331.6 342.4 Table 1 $, Millions FY19 FY20 FY21 FY22 FY23 FY24 Credit Sales (millions) $4,342 $2,705 $3,637 $3,741 $3,858 $4,005 Sales Penetration Rate 40.6% 41.1% 41.0% 40.9% 41.1% 41.3% Total Credit Inc to Credit 8.6% 10.6% 8.7% 8.6% 8.6% 8.5% Sales Confidential – Subject to Non-Disclosure Agreement 77 |

PRODUCT

Enterprise Sales (excluding Services) FY19 – FY21


Disc. Merch.
Non Go Forward[3]
Go Forward
Decrease
Increase
$ millions
10,093
59
963
9,071
-59
-798
156 Closing Stores[5]
-164
37 Closing Stores[4]
-838
101
8,335
FY19 Sales
Discontinued Merchandise[1]
FY20 Closing Stores
FY21 Closing Stores
Traffic impact[2]
E-Commerce
FY21

1 Discontinued merchandise also removed from go-forward stores
2 Traffic decline -9% CAGR FY19 to FY21
3. Discontinued merchandise
4. Reflects $164 drop in FY21 of the $280 FY19 volume for owned stores that would close in FY21; exact number continues to evolve (excluding services)

Confidential – Subject to Non-Disclosure Agreement |

JCPenney

Sources – Shell Model REIT Summary 07012020, 156 Store Merch Sales 20200701, 37 Store Merch Sales 20200701

BRANDS Private and National Brands A balanced portfolio to drive both sales and margin By 2024, private and exclusive brand penetration increases to 57%, + 400 bps vs. 2019. These brands will generate $4.5B in sales at a GP rate + 630 bps to national brands. • Drive incremental sales with new private brands • 8 new brands launch 2020-2021 • Brand relaunch strategy to increase relevance National brands deliver $3.4B with assortments edited to focus on strong presence in key brands, e.g.: Note: Sales and Profit are Apparel and Home only Confidential – Subject to Non-Disclosure Agreement |BRANDS Private and National Brands A balanced portfolio to drive both sales and margin By 2024, private and exclusive brand penetration increases to 57%, + 400 bps vs. 2019. These brands will generate $4.5B in sales at a GP rate + 630 bps to national brands. • Drive incremental sales with new private brands • 8 new brands launch 2020-2021 • Brand relaunch strategy to increase relevance National brands deliver $3.4B with assortments edited to focus on strong presence in key brands, e.g.: Note: Sales and Profit are Apparel and Home only Confidential – Subject to Non-Disclosure Agreement |

BRANDS Our strong private brand portfolio is increasing its contribution to JCP sales FY19A FY21E FY24E 21-24 $M Sales $ GP% Sales $ GP% Sales $ GP% CAGR Top Private Brands Subtotal $3,187 41.6% $2,546 40.1% $3,105 41.4% 7% Total Private Brands $4,477 40.3% $3,799 39.8% $4,468 41.4% 6% Total National Brands $4,009 35.1% $3,374 33.9% $3,438 35.1% 1% Total $8,486 37.9% $7,173 37.1% $7,906 38.7% 3% Note: Excludes Fine Jewelry and Beauty Confidential – Subject to Non-Disclosure Agreement |BRANDS Our strong private brand portfolio is increasing its contribution to JCP sales FY19A FY21E FY24E 21-24 $M Sales $ GP% Sales $ GP% Sales $ GP% CAGR Top Private Brands Subtotal $3,187 41.6% $2,546 40.1% $3,105 41.4% 7% Total Private Brands $4,477 40.3% $3,799 39.8% $4,468 41.4% 6% Total National Brands $4,009 35.1% $3,374 33.9% $3,438 35.1% 1% Total $8,486 37.9% $7,173 37.1% $7,906 38.7% 3% Note: Excludes Fine Jewelry and Beauty Confidential – Subject to Non-Disclosure Agreement |

MARGIN

Clearance Management

Clearance management has contributed to margin improvement as clearance mix and selling margin have improved

Clearance unit sales, as % of total net unit sales


Clearance
Non-clearance
19.2%
80.8%
18.6%
81.4%
15.5%
84.5%
FY18
FY19
FY 24

Selling margin, % of net sales

FY18	FY19	FY24
-15.0%	0.1%	5.8%
47.8%	48.6%	49.3%

- Clearance has **decreased as a portion of net sales by ~65 bps** from FY18 to FY19
- In parallel**, margin on clearance items has improved and is expected to continue its expansion**

1. Go-forward business (excludes appliances)

Confidential – Subject to Non-Disclosure Agreement |
JCPenney

STORE PAYROLL

Store payroll

Stores payroll rate is down ~150 bps to 8.7% of net sales in FY24 as lower productivity stores closed and go-forward store labor rationalized to workload requirements

	FY19	FY20	FY21	FY22	FY23	FY24
Store payroll spend, $M	**1,088**	**581**	**858**	**844**	**850**	**850**
Payroll % of net sales	10.2%	8.7%	9.7%	9.2%	9.0%	8.7%
Payroll % of store sales	12.8%	12.1%	12.8%	12.6%	12.6%	12.5%
Total Productive Payroll	**10.3%**	**9.3%**	**10.7%**	**10.6%**	**10.6%**	**10.5%**

Optimize Labor

- **Closing lower productivity stores** reduces payroll costs by $144M and improves rate by ~20bps reflecting the higher payroll % store sales in less productive stores
- Review opportunities to **expand layers of control** for management and supervisory positions
- **Improved efficiencies and reduction in task workload** such as: signing, merchandise plans, and hard ticketing
- **Improve checkout and fitting rooms efficiencies** with emphasis on optimizing the number of service points
- Review **operating hours**
- Seamless and frictionless **BOPIS / Curbside** experience in the store

1. 2019 breakout is based on actual costs by function. 20 - 24 are based upon top down focus on strategic opportunities.

Confidential – Subject to Non-Disclosure Agreement |

JCPenney

ADVERTISING Gross advertising Gross advertising spend is expected to decrease to 4.5% of sales in 2024, 130 bps lower than 2019 level Gross Advertising Spend ($Ms); % of Net Sales $619 4 $536 5.2% $458 $438 $432 $427 5.8% 5.2% $332 4.7% 4.6% 4.5% 5.0% FY19 FY20 FY21 FY22 FY23 FY24 1. Non working includes Agency Fees, CRM, Misc. 2. FY19 actual includes ($2.0M) adjustment, assumed in working media 3. FY20 includes $23.8M bridge to LRP: reserved investment, assumed 95% working media and 5% non working media 4. FY20 Original Plan Gross advertising spend Confidential – Subject to Non-Disclosure Agreement |ADVERTISING Gross advertising Gross advertising spend is expected to decrease to 4.5% of sales in 2024, 130 bps lower than 2019 level Gross Advertising Spend ($Ms); % of Net Sales $619 4 $536 5.2% $458 $438 $432 $427 5.8% 5.2% $332 4.7% 4.6% 4.5% 5.0% FY19 FY20 FY21 FY22 FY23 FY24 1. Non working includes Agency Fees, CRM, Misc. 2. FY19 actual includes ($2.0M) adjustment, assumed in working media 3. FY20 includes $23.8M bridge to LRP: reserved investment, assumed 95% working media and 5% non working media 4. FY20 Original Plan Gross advertising spend Confidential – Subject to Non-Disclosure Agreement |

ADVERTISING Gross advertising – TV/print/mail TV and print/mail spend is right sized to allow for additional digital marketing spend as eComm grows FY19 FY20 FY21 FY22 FY23 FY24 $ Millions TOTAL 619.1 332.0 458.1 427.5 432.2 437.7 % of Sales 5.8% 5.0% 5.2% 4.7% 4.6% 4.5% TV 1.2% 0.8% 0.9% 0.8% 0.8% 0.8% Print and Mail 1.0% 0.5% 0.7% 0.7% 0.7% 0.7% Digital 2.3% 2.1% 2.3% 2.1% 2.1% 2.0% Digital as % of 15.7% 9.4% 12.6% 10.0% 9.2% 8.4% eComm Sales Confidential – Subject to Non-Disclosure Agreement |ADVERTISING Gross advertising – TV/print/mail TV and print/mail spend is right sized to allow for additional digital marketing spend as eComm grows FY19 FY20 FY21 FY22 FY23 FY24 $ Millions TOTAL 619.1 332.0 458.1 427.5 432.2 437.7 % of Sales 5.8% 5.0% 5.2% 4.7% 4.6% 4.5% TV 1.2% 0.8% 0.9% 0.8% 0.8% 0.8% Print and Mail 1.0% 0.5% 0.7% 0.7% 0.7% 0.7% Digital 2.3% 2.1% 2.3% 2.1% 2.1% 2.0% Digital as % of 15.7% 9.4% 12.6% 10.0% 9.2% 8.4% eComm Sales Confidential – Subject to Non-Disclosure Agreement |

OTHER G&A Other G&A FY19 FY20 FY21 FY22 FY23 FY24 $ Millions Total Corp G&A 66.5 33.5 33.5 35.5 36.5 38.5 Bonus 102.3 0.0 60.0 60.0 61.0 62.0 Risk 66.6 59.9 56.0 55.0 56.0 57.0 Equity 12.5 0.0 12.0 12.0 12.0 12.0 Confidential – Subject to Non-Disclosure Agreement |OTHER G&A Other G&A FY19 FY20 FY21 FY22 FY23 FY24 $ Millions Total Corp G&A 66.5 33.5 33.5 35.5 36.5 38.5 Bonus 102.3 0.0 60.0 60.0 61.0 62.0 Risk 66.6 59.9 56.0 55.0 56.0 57.0 Equity 12.5 0.0 12.0 12.0 12.0 12.0 Confidential – Subject to Non-Disclosure Agreement |

RENT & OCCUPANCY

Rent & occupancy costs

	OpCo				PropCo	
	Owned Stores	Leased Stores	Ground Leased Stores	Distribution Centers[1]	Owned Stores	Ground Leased Stores
# of Stores/DCs	103	318	72	9	136	24
Gross SF (M)	13.4	33.5	8.9	11.8	18.2	3.5
Current Base Rent ($M)		99.8	14.7	6.6	0.0	4.1
Additional Base Rent ($M)				35.4	101.9	18.8
Total Base Rent ($M)		99.8	14.7	42.0	101.9	22.9
Gross Rent	24.0	151.3	38.4	47.9	142.6	31.7

Note: Financial amounts above reflect 2020 figures. Estimated lease restructuring savings in FY21: $22M, FY22: $19.8M, FY23: $17.6M, FY24: $5.5M

1) Assumes a sale of DC assets on or around closing and rent terms based on rent terms outlined in owned optimization real estate report dated June 16th.

Confidential – Subject to Non-Disclosure Agreement |

JCPenney

DISTRIBUTION Distribution The Business Plan calls for rationalizing the Distribution Center footprint • JCP currently operates 11 facilities: 6 Company-owned and 5 leased. Post-Emergence, it is assumed 9 supply chain facilities will remain: 6 company owned and 3 leased. • With Plan Sponsor approval, two leases (Lathrop and Spanish Fork) will be rejected. • Supply Chain network consists mainly of three types of functions (some facilities support more than two functions) • SSCs – primarily store support and preparing shipments for stores • RLCs – similar to a 3PL, typically located near ports and support import and domestic deconsolidation • DLCs – supports eCommerce fulfillment • Go forward Supply Chain strategy is to leverage 9 Distribution Centers (6 that are multi-function) and 2- 3PL deconsolidation operations • 8 SSCs to service 653 Stores (Store delivery mileage is limiting factor to not close more, the next best potential closure is $1.2M p.a. delivery penalty) • 3 RLCs and 2-3PL operations to provide port diversity • 3 DLCs located in Columbus, OH, Lenexa, KS, and Reno, NV (3 day ground to 98% of US population) Confidential – Subject to Non-Disclosure Agreement |DISTRIBUTION Distribution The Business Plan calls for rationalizing the Distribution Center footprint • JCP currently operates 11 facilities: 6 Company-owned and 5 leased. Post-Emergence, it is assumed 9 supply chain facilities will remain: 6 company owned and 3 leased. • With Plan Sponsor approval, two leases (Lathrop and Spanish Fork) will be rejected. • Supply Chain network consists mainly of three types of functions (some facilities support more than two functions) • SSCs – primarily store support and preparing shipments for stores • RLCs – similar to a 3PL, typically located near ports and support import and domestic deconsolidation • DLCs – supports eCommerce fulfillment • Go forward Supply Chain strategy is to leverage 9 Distribution Centers (6 that are multi-function) and 2- 3PL deconsolidation operations • 8 SSCs to service 653 Stores (Store delivery mileage is limiting factor to not close more, the next best potential closure is $1.2M p.a. delivery penalty) • 3 RLCs and 2-3PL operations to provide port diversity • 3 DLCs located in Columbus, OH, Lenexa, KS, and Reno, NV (3 day ground to 98% of US population) Confidential – Subject to Non-Disclosure Agreement |

DISTRIBUTION Distribution Expense - Stores Ability to maintain flat cost per unit despite volume de-leverage through productivity initiatives, Compliance revenue focus and maintaining flat fixed expenses. Distribution Stores (GM) FY19 FY20 FY21 FY22 FY23 FY24 Expense % of Revenue 1.0% 1.3% 0.9% 0.9% 0.9% 0.9% Expense % of Revenue w REIT 1.0% 1.5% 1.5% 1.5% 1.5% 1.4% Source: 2020 SPP_LRP Scenarios_20200624 Confidential – Subject to Non-Disclosure Agreement |DISTRIBUTION Distribution Expense - Stores Ability to maintain flat cost per unit despite volume de-leverage through productivity initiatives, Compliance revenue focus and maintaining flat fixed expenses. Distribution Stores (GM) FY19 FY20 FY21 FY22 FY23 FY24 Expense % of Revenue 1.0% 1.3% 0.9% 0.9% 0.9% 0.9% Expense % of Revenue w REIT 1.0% 1.5% 1.5% 1.5% 1.5% 1.4% Source: 2020 SPP_LRP Scenarios_20200624 Confidential – Subject to Non-Disclosure Agreement |

DISTRIBUTION Distribution Expense - eCommerce Distribution eComm (GM) FY19 FY20 FY21 FY22 FY23 FY24 Expense % Revenue 4.0% 4.5% 4.5% 4.3% 3.9% 3.7% Confidential – Subject to Non-Disclosure Agreement | * FY19 P&L reflects $52M: FY20 allocation process improvement between Distribution Cost-eCommerce and eComm Expense; FY19 replicates process and removes non-compliance credit for accurate YOY comparisonDISTRIBUTION Distribution Expense - eCommerce Distribution eComm (GM) FY19 FY20 FY21 FY22 FY23 FY24 Expense % Revenue 4.0% 4.5% 4.5% 4.3% 3.9% 3.7% Confidential – Subject to Non-Disclosure Agreement | * FY19 P&L reflects $52M: FY20 allocation process improvement between Distribution Cost-eCommerce and eComm Expense; FY19 replicates process and removes non-compliance credit for accurate YOY comparison

CAPEX CAPEX – Store Refresh Overview Store CAPEX ($M) 57 57.8 FY21 95 95.0 FY22 100 101.6 FY23 FY24 100 101.6 Key Metrics Avg Store ($M) Sales (2021) $12.6 USCP* $1.4 Targeted Return 15% IRR Sales CAGR +2.5% Capital / Store $1.0 * Unallocated Store Contribution Profit Confidential – Subject to Non-Disclosure Agreement |CAPEX CAPEX – Store Refresh Overview Store CAPEX ($M) 57 57.8 FY21 95 95.0 FY22 100 101.6 FY23 FY24 100 101.6 Key Metrics Avg Store ($M) Sales (2021) $12.6 USCP* $1.4 Targeted Return 15% IRR Sales CAGR +2.5% Capital / Store $1.0 * Unallocated Store Contribution Profit Confidential – Subject to Non-Disclosure Agreement |

CAPEX CAPEX five year plan details $ Millions CAPEX Category FY19 FY20 FY21 FY22 FY23 FY24 TTL Growth 130.8 29.9 128.9 162.6 169.1 170.1 TTL Maintenance 161.1 46.0 111.1 88.5 92.9 91.9 Other 17.1 0.0 0.0 0.0 0.0 0.0 Grand TTL 309.0 76.0 240.0 251.0 262.0 262.0 1. . Other: FY19 actuals based upon project activity by area and the true up to cash capital controller value based on prior year cash carryover was $17.1M Confidential – Subject to Non-Disclosure Agreement | 132 132 ***LASTPAGEOFJCPBUSINESSPLANUPDATE***CAPEX CAPEX five year plan details $ Millions CAPEX Category FY19 FY20 FY21 FY22 FY23 FY24 TTL Growth 130.8 29.9 128.9 162.6 169.1 170.1 TTL Maintenance 161.1 46.0 111.1 88.5 92.9 91.9 Other 17.1 0.0 0.0 0.0 0.0 0.0 Grand TTL 309.0 76.0 240.0 251.0 262.0 262.0 1. . Other: FY19 actuals based upon project activity by area and the true up to cash capital controller value based on prior year cash carryover was $17.1M Confidential – Subject to Non-Disclosure Agreement | 132 132 ***LASTPAGEOFJCPBUSINESSPLANUPDATE***

JCPenney 2020 (173 Leased Stores) GOB/Liquidation Model Summary Note: Reflects June 9, 2020 Information - does not include store liquidations after such date $ Total Total Gross Proceeds 336,256,728 Total Expenses (101,826,169) Cash Flow Before Fees and Adjustments 234,430,559 Fees and Adjustments (1) (31,645,479) Cash Flow After Fees and Adjustments 202,785,080 Beginning Inventory Balance 253,895,006 Less: CGS (253,895,006) Inventory - Closing Stores - Ending Balance - (1) Fee includes, among other things, Gordon Brothers fees, expenses relating to FF&E, severance/retention/PTO/employee programs, and decommissioning. ConfidentialJCPenney 2020 (173 Leased Stores) GOB/Liquidation Model Summary Note: Reflects June 9, 2020 Information - does not include store liquidations after such date $ Total Total Gross Proceeds 336,256,728 Total Expenses (101,826,169) Cash Flow Before Fees and Adjustments 234,430,559 Fees and Adjustments (1) (31,645,479) Cash Flow After Fees and Adjustments 202,785,080 Beginning Inventory Balance 253,895,006 Less: CGS (253,895,006) Inventory - Closing Stores - Ending Balance - (1) Fee includes, among other things, Gordon Brothers fees, expenses relating to FF&E, severance/retention/PTO/employee programs, and decommissioning. Confidential

FY'19 Sales by GOB Store >=$20mm $37 $19-$20mm $-- $18-$19mm $18 $17-$18mm $-- $16-$17mm $-- $15-$16mm $-- $14-$15mm $14 $13-$14mm $14 $12-$13mm $49 $11-$12mm $46 $10-$11mm $52 $9-$10mm $49 $8-$9mm $25 $7-$8mm $53 $6-$7mm $45 $5-$6mm $60 $4-$5mm $78 $3-$4mm $168 $2-$3mm $97 $1-$2mm $-- <$1mm $-- $-- $20 $40 $60 $80 $100 $120 $140 $160 $180 Aggregate GOB Store Group by FY'19 Sales FY'19 Operating Profit by GOB Store >=$3000k $-- $2,750-$3,000k $-- $2,500-$2,750k $-- $2,250-$2,500k $-- $2,000-$2,250k $-- $1,750-$2,000k $-- $1,500-$1,750k $2 $1,250-$1,500k $1 $1,000-$1,250k $1 $750-$1,000k $5 $500-$750k $16 $250-$500k $30 $0-$250k $6 <$0k ($15) ($20) ($10) $-- $10 $20 $30 $40 Aggregate GOB Store Group by FY'19 Operating Profit GOB Stores Grouped by FY'19 Opeerating Profit GOB Stores Grouped by FY'19 SalesFY'19 Sales by GOB Store >=$20mm $37 $19-$20mm $-- $18-$19mm $18 $17-$18mm $-- $16-$17mm $-- $15-$16mm $-- $14-$15mm $14 $13-$14mm $14 $12-$13mm $49 $11-$12mm $46 $10-$11mm $52 $9-$10mm $49 $8-$9mm $25 $7-$8mm $53 $6-$7mm $45 $5-$6mm $60 $4-$5mm $78 $3-$4mm $168 $2-$3mm $97 $1-$2mm $-- <$1mm $-- $-- $20 $40 $60 $80 $100 $120 $140 $160 $180 Aggregate GOB Store Group by FY'19 Sales FY'19 Operating Profit by GOB Store >=$3000k $-- $2,750-$3,000k $-- $2,500-$2,750k $-- $2,250-$2,500k $-- $2,000-$2,250k $-- $1,750-$2,000k $-- $1,500-$1,750k $2 $1,250-$1,500k $1 $1,000-$1,250k $1 $750-$1,000k $5 $500-$750k $16 $250-$500k $30 $0-$250k $6 <$0k ($15) ($20) ($10) $-- $10 $20 $30 $40 Aggregate GOB Store Group by FY'19 Operating Profit GOB Stores Grouped by FY'19 Opeerating Profit GOB Stores Grouped by FY'19 Sales

FY'21E Sales by GOB Store >=$20mm $27 $19-$20mm $-- $18-$19mm $-- $17-$18mm $-- $16-$17mm $-- $15-$16mm $-- $14-$15mm $-- $13-$14mm $14 $12-$13mm $-- $11-$12mm $11 $10-$11mm $11 $9-$10mm $56 $8-$9mm $34 $7-$8mm $61 $6-$7mm $19 $5-$6mm $55 $4-$5mm $49 $3-$4mm $74 $2-$3mm $173 $1-$2mm $28 <$1mm $-- $-- $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 Aggregate GOB Store Group by FY'21E Sales FY'21E Operating Profit by GOB Store >=$3000k $-- $2,750-$3,000k $-- $2,500-$2,750k $-- $2,250-$2,500k $-- $2,000-$2,250k $-- $1,750-$2,000k $-- $1,500-$1,750k $-- $1,250-$1,500k $-- $1,000-$1,250k $-- $750-$1,000k $-- $500-$750k $-- $250-$500k $7 $0-$250k $13 <$0k ($25) ($30) ($25) ($20) ($15) ($10) ($5) $-- $5 $10 $15 Aggregate GOB Store Group by FY'21E Operating Profit GOB Stores Grouped by FY'21E Opeerating GOB Stores Grouped by FY'21E Sales ProfitFY'21E Sales by GOB Store >=$20mm $27 $19-$20mm $-- $18-$19mm $-- $17-$18mm $-- $16-$17mm $-- $15-$16mm $-- $14-$15mm $-- $13-$14mm $14 $12-$13mm $-- $11-$12mm $11 $10-$11mm $11 $9-$10mm $56 $8-$9mm $34 $7-$8mm $61 $6-$7mm $19 $5-$6mm $55 $4-$5mm $49 $3-$4mm $74 $2-$3mm $173 $1-$2mm $28 <$1mm $-- $-- $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 Aggregate GOB Store Group by FY'21E Sales FY'21E Operating Profit by GOB Store >=$3000k $-- $2,750-$3,000k $-- $2,500-$2,750k $-- $2,250-$2,500k $-- $2,000-$2,250k $-- $1,750-$2,000k $-- $1,500-$1,750k $-- $1,250-$1,500k $-- $1,000-$1,250k $-- $750-$1,000k $-- $500-$750k $-- $250-$500k $7 $0-$250k $13 <$0k ($25) ($30) ($25) ($20) ($15) ($10) ($5) $-- $5 $10 $15 Aggregate GOB Store Group by FY'21E Operating Profit GOB Stores Grouped by FY'21E Opeerating GOB Stores Grouped by FY'21E Sales Profit

FY'22E Sales by GOB Store >=$20mm $32 $19-$20mm $-- $18-$19mm $-- $17-$18mm $-- $16-$17mm $16 $15-$16mm $-- $14-$15mm $-- $13-$14mm $-- $12-$13mm $25 $11-$12mm $23 $10-$11mm $53 $9-$10mm $56 $8-$9mm $43 $7-$8mm $22 $6-$7mm $52 $5-$6mm $55 $4-$5mm $44 $3-$4mm $132 $2-$3mm $150 $1-$2mm $6 <$1mm $-- $-- $20 $40 $60 $80 $100 $120 $140 $160 Aggregate GOB Store Group by FY'22E Sales FY'22E Operating Profit by GOB Store >=$3000k $-- $2,750-$3,000k $-- $2,500-$2,750k $-- $2,250-$2,500k $-- $2,000-$2,250k $-- $1,750-$2,000k $-- $1,500-$1,750k $-- $1,250-$1,500k $-- $1,000-$1,250k $-- $750-$1,000k $2 $500-$750k $7 $250-$500k $26 $0-$250k $8 <$0k ($18) ($25) ($15) ($5) $5 $15 $25 $35 Aggregate GOB Store Group by FY'22E Operating Profit GOB Stores Grouped by FY'22E Opeerating GOB Stores Grouped by FY'22E Sales ProfitFY'22E Sales by GOB Store >=$20mm $32 $19-$20mm $-- $18-$19mm $-- $17-$18mm $-- $16-$17mm $16 $15-$16mm $-- $14-$15mm $-- $13-$14mm $-- $12-$13mm $25 $11-$12mm $23 $10-$11mm $53 $9-$10mm $56 $8-$9mm $43 $7-$8mm $22 $6-$7mm $52 $5-$6mm $55 $4-$5mm $44 $3-$4mm $132 $2-$3mm $150 $1-$2mm $6 <$1mm $-- $-- $20 $40 $60 $80 $100 $120 $140 $160 Aggregate GOB Store Group by FY'22E Sales FY'22E Operating Profit by GOB Store >=$3000k $-- $2,750-$3,000k $-- $2,500-$2,750k $-- $2,250-$2,500k $-- $2,000-$2,250k $-- $1,750-$2,000k $-- $1,500-$1,750k $-- $1,250-$1,500k $-- $1,000-$1,250k $-- $750-$1,000k $2 $500-$750k $7 $250-$500k $26 $0-$250k $8 <$0k ($18) ($25) ($15) ($5) $5 $15 $25 $35 Aggregate GOB Store Group by FY'22E Operating Profit GOB Stores Grouped by FY'22E Opeerating GOB Stores Grouped by FY'22E Sales Profit

GOB Store Summary Store # NSF FY'19 (millions) FY'21E (millions) FY'22E (millions) Type Stores (millions) Sales 4-Wall Op. Profit Sales 4-Wall Op. Profit Sales 4-Wall Op. Profit Owned -- -- $-- $-- $-- $-- $-- $-- Ground Leased 13 1 99 6 76 (0) 88 3 Leased 140 7 706 40 536 (5) 621 22 Total GOB 153 8 $805 $46 $612 ($5) $708 $26 GOB Store Summary — Current Lease Term Remaining Operating Leases: Term # NSF FY'19 (millions) FY'21E (millions) FY'22E (millions) Remaining Stores (millions) Sales 4-Wall Op. Profit Sales 4-Wall Op. Profit Sales 4-Wall Op. Profit >= 600 mos. -- -- -- -- -- -- -- -- >= 360 mos. <600 mos. -- -- -- -- -- -- -- -- >= 120 mos. <360 mos. 3 0 34 0 27 (2) 31 (1) <120 mos. 137 6 672 39 510 (2) 590 23 Total GOB 140 7 $706 $40 $536 ($5) $621 $22 Ground Leases: Term # NSF FY'19 (millions) FY'21E (millions) FY'22E (millions) Remaining Stores (millions) Sales 4-Wall Op. Profit Sales 4-Wall Op. Profit Sales 4-Wall Op. Profit >= 600 mos. -- -- -- -- -- -- -- -- >= 360 mos. <600 mos. -- -- -- -- -- -- -- -- >= 120 mos. <360 mos. 3 0 28 1 21 (1) 24 (0) <120 mos. 10 1 71 5 55 1 63 3 Total GOB 13 1 $99 $6 $76 ($0) $88 $3GOB Store Summary Store # NSF FY'19 (millions) FY'21E (millions) FY'22E (millions) Type Stores (millions) Sales 4-Wall Op. Profit Sales 4-Wall Op. Profit Sales 4-Wall Op. Profit Owned -- -- $-- $-- $-- $-- $-- $-- Ground Leased 13 1 99 6 76 (0) 88 3 Leased 140 7 706 40 536 (5) 621 22 Total GOB 153 8 $805 $46 $612 ($5) $708 $26 GOB Store Summary — Current Lease Term Remaining Operating Leases: Term # NSF FY'19 (millions) FY'21E (millions) FY'22E (millions) Remaining Stores (millions) Sales 4-Wall Op. Profit Sales 4-Wall Op. Profit Sales 4-Wall Op. Profit >= 600 mos. -- -- -- -- -- -- -- -- >= 360 mos. <600 mos. -- -- -- -- -- -- -- -- >= 120 mos. <360 mos. 3 0 34 0 27 (2) 31 (1) <120 mos. 137 6 672 39 510 (2) 590 23 Total GOB 140 7 $706 $40 $536 ($5) $621 $22 Ground Leases: Term # NSF FY'19 (millions) FY'21E (millions) FY'22E (millions) Remaining Stores (millions) Sales 4-Wall Op. Profit Sales 4-Wall Op. Profit Sales 4-Wall Op. Profit >= 600 mos. -- -- -- -- -- -- -- -- >= 360 mos. <600 mos. -- -- -- -- -- -- -- -- >= 120 mos. <360 mos. 3 0 28 1 21 (1) 24 (0) <120 mos. 10 1 71 5 55 1 63 3 Total GOB 13 1 $99 $6 $76 ($0) $88 $3

GOB Store Summary — Final Lease Term Remaining

Operating Leases:

Term Remaining	# Stores	NSF (millions)	FY'19 (millions)		FY'21E (millions)		FY'22E (millions)	
			Sales	4-Wall Op. Profit	Sales	4-Wall Op. Profit	Sales	4-Wall Op. Profit
>= 600 mos.	5	0	28	1	21	(0)	24	1
>= 360 mos. <600 mos.	14	1	109	7	84	(1)	97	3
>= 120 mos. <360 mos.	89	4	432	20	328	(7)	379	9
<120 mos.	32	1	137	12	104	4	120	9
Total GOB	140	7	$706	$40	$536	($5)	$621	$22

Ground Leases:

Term Remaining	# Stores	NSF (millions)	FY'19 (millions)		FY'21E (millions)		FY'22E (millions)	
			Sales	4-Wall Op. Profit	Sales	4-Wall Op. Profit	Sales	4-Wall Op. Profit
>= 600 mos.	6	0	46	2	35	(1)	41	0
>= 360 mos. <600 mos.	4	0	37	3	28	0	33	2
>= 120 mos. <360 mos.	3	0	17	1	13	0	15	1
<120 mos.	--	--	--	--	--	--	--	--
Total GOB	13	1	$99	$6	$76	($0)	$88	$3

GOB Store Summary — Gross Rent PSF

Operating Leases:

Operating Lease Rent Expense	# Stores	NSF (millions)	FY'19 (millions)		FY'21E (millions)		FY'22E (millions)	
			Sales	4-Wall Op. Profit	Sales	4-Wall Op. Profit	Sales	4-Wall Op. Profit
>= $4.00 PSF	75	3	424	14	324	(14)	375	2
>= $3.00 PSF <$4.00 PSF	35	1	132	13	99	5	114	10
>= $2.00 PSF <$3.00 PSF	17	1	81	8	61	3	71	6
<$2.00 PSF	13	1	70	6	52	2	61	5
Total GOB	140	7	$706	$40	$536	($5)	$621	$22

Ground Leases:

Ground Lease Rent Expense	# Stores	NSF (millions)	FY'19 (millions)		FY'21E (millions)		FY'22E (millions)	
			Sales	4-Wall Op. Profit	Sales	4-Wall Op. Profit	Sales	4-Wall Op. Profit
>= $4.00 PSF	9	1	75	5	57	(1)	66	2
>= $3.00 PSF <$4.00 PSF	2	0	10	1	8	0	9	1
>= $2.00 PSF <$3.00 PSF	--	--	--	--	--	--	--	--
<$2.00 PSF	2	0	14	1	11	1	12	1
Total GOB	13	1	$99	$6	$76	($0)	$88	$3

Note: Reflects information as of August 12, 2020 and does not reflect any changes to GOB classification after such date.

Variance Report (US $ MMs) 1 Week From: 14-Jun to 20-Jun 4 Weeks From: 24-May to 20-Jun (2) (3) Budget Actual Budget Actual Week Beginning 14-Jun 14-Jun Budget Variance 24-May 24-May Budget Variance (1) 20-Jun 20-Jun $ % 20-Jun 20-Jun $ % Week(s) Ending Variance Report Net Sales $ 112.5 $ 167.9 $ 55.4 49.2% $ 349.3 $ 456.6 $ 107.2 30.7% Collections & Disbursements Cash Receipts 1 Sales Receipts $ 111.7 $ 157.4 $ 45.7 40.9% $ 349.0 $ 414.3 $ 65.3 18.7% 2 Other Receipts 1 .6 0 .5 (1.1) -68.4% 7 .6 6 .2 (1.3) -17.4% Total Collections $ 1 13.4 $ 1 57.9 $ 4 4.6 39.3% $ 3 56.6 $ 4 20.6 $ 64.0 17.9% Operating Disbursements 3 Domestic Merchandise Vendor $ (58.1) $ (58.0) $ 0.0 0.1% $ (62.2) $ (61.8) $ 0.4 0.7% 4 Import Merchandise Vendor (6.3) (0.4) 5.9 92.9% (6.3) (0.9) 5.4 85.4% 5 Sales, Use, and Other Taxes (8.4) (16.3) (7.9) -95.1% (11.0) (17.7) (6.7) -61.5% 6 Freight, Duty, and Broker (4.1) (4.7) (0.6) -14.7% (19.9) (17.8) 2.1 10.6% 7 Payroll and Benefits (16.3) (13.6) 2 .7 16.6% (67.8) (54.0) 13.8 20.4% 8 Occupancy (7.9) (0.6) 7 .3 92.9% (15.5) (6.0) 9.5 61.2% 9 Non-Marketing Operating (NFR) (18.1) (5.4) 12.8 70.3% (36.2) (14.0) 22.2 61.2% 10 Marketing (12.8) (1.2) 11.5 90.2% (17.6) (6.0) 11.6 65.7% 11 Other (6.6) (0.1) 6.5 98.5% (13.6) (0.4) 13.2 97.2% Total Operating Disbursements $ (138.5) $ (100.4) $ 3 8.2 27.5% $ (250.2) $ (178.7) $ 71.5 28.6% Non-Operating Disbursements 12 Debt Service and Fees $ (0.5) $ (0.5) $ - 0.0% $ (24.7) $ (5.4) $ 19.3 78.2% 13 Restructuring Professionals - - - 0.0% (6.6) (6.8) (0.2) -3.5% 14 Other Non-Operating (2.4) (5.3) (2.9) -121.1% (7.8) (5.3) 2.5 31.9% Total Non-Operating Disbursements $ (2.9) $ (5.8) $ (2.9) -100.2% $ (39.1) $ (17.5) $ 21.5 55.2% Net Cash Flow $ (28.0) $ 51.8 $ 7 9.8 284.6% $ 67.4 $ 2 24.3 $ 157.0 233.0% Notes: (1) This variance report reflects measurements against both the Initial Approved DIP Budget and the First Updated DIP Budget (2) The one-week period ended June 20th is tested based on the First Updated DIP Budget (3) The first two weeks ended June 6th within the four week cumulative period ended June 20th are measured against the Initial Approved DIP Budget; the third and fourth weeks in the four week cumulative period ended June 20th are measured against the First Updated DIP BudgetVariance Report (US $ MMs) 1 Week From: 14-Jun to 20-Jun 4 Weeks From: 24-May to 20-Jun (2) (3) Budget Actual Budget Actual Week Beginning 14-Jun 14-Jun Budget Variance 24-May 24-May Budget Variance (1) 20-Jun 20-Jun $ % 20-Jun 20-Jun $ % Week(s) Ending Variance Report Net Sales $ 112.5 $ 167.9 $ 55.4 49.2% $ 349.3 $ 456.6 $ 107.2 30.7% Collections & Disbursements Cash Receipts 1 Sales Receipts $ 111.7 $ 157.4 $ 45.7 40.9% $ 349.0 $ 414.3 $ 65.3 18.7% 2 Other Receipts 1 .6 0 .5 (1.1) -68.4% 7 ..6 6 .2 (1.3) -17.4% Total Collections $ 1 13.4 $ 1 57.9 $ 4 4.6 39.3% $ 3 56.6 $ 4 20.6 $ 64.0 17.9% Operating Disbursements 3 Domestic Merchandise Vendor $ (58.1) $ (58.0) $ 0.0 0.1% $ (62.2) $ (61.8) $ 0.4 0.7% 4 Import Merchandise Vendor (6.3) (0.4) 5.9 92.9% (6.3) (0.9) 5.4 85.4% 5 Sales, Use, and Other Taxes (8.4) (16.3) (7.9) -95.1% (11.0) (17.7) (6.7) -61.5% 6 Freight, Duty, and Broker (4.1) (4.7) (0.6) -14.7% (19.9) (17.8) 2.1 10.6% 7 Payroll and Benefits (16.3) (13.6) 2 .7 16.6% (67.8) (54.0) 13.8 20.4% 8 Occupancy (7.9) (0.6) 7 .3 92.9% (15.5) (6.0) 9.5 61.2% 9 Non-Marketing Operating (NFR) (18.1) (5.4) 12.8 70.3% (36.2) (14.0) 22.2 61.2% 10 Marketing (12.8) (1.2) 11.5 90.2% (17.6) (6.0) 11.6 65.7% 11 Other (6.6) (0.1) 6.5 98.5% (13.6) (0.4) 13.2 97.2% Total Operating Disbursements $ (138.5) $ (100.4) $ 3 8.2 27.5% $ (250.2) $ (178.7) $ 71.5 28.6% Non-Operating Disbursements 12 Debt Service and Fees $ (0.5) $ (0.5) $ - 0.0% $ (24.7) $ (5.4) $ 19.3 78.2% 13 Restructuring Professionals - - - 0.0% (6.6) (6.8) (0.2) -3.5% 14 Other Non-Operating (2.4) (5.3) (2.9) -121.1% (7.8) (5.3) 2.5 31.9% Total Non-Operating Disbursements $ (2.9) $ (5.8) $ (2.9) -100.2% $ (39.1) $ (17.5) $ 21.5 55.2% Net Cash Flow $ (28.0) $ 51.8 $ 7 9.8 284.6% $ 67.4 $ 2 24.3 $ 157.0 233.0% Notes: (1) This variance report reflects measurements against both the Initial Approved DIP Budget and the First Updated DIP Budget (2) The one-week period ended June 20th is tested based on the First Updated DIP Budget (3) The first two weeks ended June 6th within the four week cumulative period ended June 20th are measured against the Initial Approved DIP Budget; the third and fourth weeks in the four week cumulative period ended June 20th are measured against the First Updated DIP Budget

Variance Report (US $ MMs) 1 Week From: 12-Jul to 18-Jul 4 Weeks From: 21-Jun to 18-Jul (2) (2) Actual Actual Budget Budget Week Beginning 12-Jul 12-Jul 21-Jun 21-Jun Budget Variance Budget Variance (1) 18-Jul 18-Jul $ % 18-Jul 18-Jul $ % Week(s) Ending Variance Report Net Sales $ 131.9 $ 123.8 $ (8.1) -6.2% $ 492.6 $ 526.1 $ 33.5 6.8% Collections & Disbursements Cash Receipts 1 Sales Receipts $ 137.8 $ 131.3 $ (6.5) -4.7% $ 513.1 $ 582.2 $ 69.1 13.5% 2 Other Receipts 1.3 0.3 (1.0) -76.5% 5.9 6.0 0.1 1.3% Total Collections $ 1 39.0 $ 1 31.6 $ (7.4) -5.3% $ 5 19.0 $ 5 88.1 $ 69.2 13.3% Operating Disbursements 3 Domestic Merchandise Vendor $ (95.7) $ (89.6) $ 6.1 6.4% $ (240.9) $ (200.2) $ 40.7 16.9% 4 Import Merchandise Vendor (10.3) (11.7) (1.4) -13.4% (105.1) (38.4) 66.7 63.5% 5 Sales, Use, and Other Taxes (4.8) (27.8) (23.0) -480.7% (18.4) (33.1) (14.7) -79.9% 6 Freight, Duty, and Broker (8.5) (6.3) 2.2 25.9% (22.6) (24.6) (2.0) -8.7% 7 Payroll and Benefits (36.5) (31.3) 5.2 14.2% (111.2) (97.7) 13.5 12.2% 8 Occupancy (8.2) (9.3) (1.1) -13.8% (81.6) (63.4) 18.2 22.3% 9 Non-Marketing Operating (NFR) (17.5) (12.6) 4.9 28.1% (52.9) (34.4) 18.5 34.9% 10 Marketing (6.6) (4.3) 2.4 35.7% (33.4) (18.9) 14.5 43.4% 11 Other (1.5) (0.1) 1.4 93.4% (14.7) (0.5) 14.2 96.9% Total Operating Disbursements $ (189.8) $ (193.0) $ (3.3) -1.7% $ (680.8) $ (511.2) $ 169.6 24.9% Non-Operating Disbursements 12 Debt Service and Fees $ (4.7) $ (4.2) $ 0.6 11.7% $ (25.1) $ (27.9) $ (2.9) -11.4% 13 Restructuring Professionals (0.5) (0.9) (0.4) -86.3% (5.0) (5.1) (0.2) -3.6% 14 Other Non-Operating (3.0) (3.8) (0.8) -24.8% (9.9) (5.3) 4.6 46.8% Total Non-Operating Disbursements $ (8.3) $ (8.9) $ (0.6) -7.7% $ (39.9) $ (38.3) $ 1.6 3.9% Net Cash Flow $ (59.0) $ (70.3) $ (11.3) 19.2% $ (201.7) $ 3 8.7 $ 240.4 119.2% Notes: (1) This variance report reflects measurements against both the First Updated DIP Budget and the Second Updated DIP Budget (2) The cumulative two-week period ended 07/04 reflects budget projections from the First Updated DIP Budget; the cumulative two-week period ended 07/18 reflects budget projections from the Second Updated DIP BudgetVariance Report (US $ MMs) 1 Week From: 12-Jul to 18-Jul 4 Weeks From: 21-Jun to 18-Jul (2) (2) Actual Actual Budget Budget Week Beginning 12-Jul 12-Jul 21-Jun 21-Jun Budget Variance Budget Variance (1) 18-Jul 18-Jul $ % 18-Jul 18-Jul $ % Week(s) Ending Variance Report Net Sales $ 131.9 $ 123.8 $ (8.1) -6.2% $ 492.6 $ 526.1 $ 33.5 6.8% Collections & Disbursements Cash Receipts 1 Sales Receipts $ 137.8 $ 131.3 $ (6.5) -4.7% $ 513.1 $ 582.2 $ 69.1 13.5% 2 Other Receipts 1.3 0.3 (1.0) -76.5% 5.9 6.0 0.1 1.3% Total Collections $ 1 39.0 $ 1 31.6 $ (7.4) -5.3% $ 5 19.0 $ 5 88.1 $ 69.2 13.3% Operating Disbursements 3 Domestic Merchandise Vendor $ (95.7) $ (89.6) $ 6.1 6.4% $ (240.9) $ (200.2) $ 40.7 16.9% 4 Import Merchandise Vendor (10.3) (11.7) (1.4) -13.4% (105.1) (38.4) 66.7 63.5% 5 Sales, Use, and Other Taxes (4.8) (27.8) (23.0) -480.7% (18.4) (33.1) (14.7) -79.9% 6 Freight, Duty, and Broker (8.5) (6.3) 2.2 25.9% (22.6) (24.6) (2.0) -8.7% 7 Payroll and Benefits (36.5) (31.3) 5.2 14.2% (111.2) (97.7) 13.5 12.2% 8 Occupancy (8.2) (9.3) (1.1) -13.8% (81.6) (63.4) 18.2 22.3% 9 Non-Marketing Operating (NFR) (17.5) (12.6) 4.9 28.1% (52.9) (34.4) 18.5 34.9% 10 Marketing (6.6) (4.3) 2.4 35.7% (33.4) (18.9) 14.5 43.4% 11 Other (1.5) (0.1) 1.4 93.4% (14.7) (0.5) 14.2 96.9% Total Operating Disbursements $ (189.8) $ (193.0) $ (3.3) -1.7% $ (680.8) $ (511.2) $ 169.6 24.9% Non-Operating Disbursements 12 Debt Service and Fees $ (4.7) $ (4.2) $ 0.6 11.7% $ (25.1) $ (27.9) $ (2.9) -11.4% 13 Restructuring Professionals (0.5) (0.9) (0.4) -86.3% (5.0) (5.1) (0.2) -3.6% 14 Other Non-Operating (3.0) (3.8) (0.8) -24.8% (9.9) (5.3) 4.6 46.8% Total Non-Operating Disbursements $ (8.3) $ (8.9) $ (0.6) -7.7% $ (39.9) $ (38.3) $ 1.6 3.9% Net Cash Flow $ (59.0) $ (70.3) $ (11.3) 19.2% $ (201.7) $ 3 8.7 $ 240.4 119.2% Notes: (1) This variance report reflects measurements against both the First Updated DIP Budget and the Second Updated DIP Budget (2) The cumulative two-week period ended 07/04 reflects budget projections from the First Updated DIP Budget; the cumulative two-week period ended 07/18 reflects budget projections from the Second Updated DIP Budget

Variance Report (US $ MMs) 1 Week From: 9-Aug to 15-Aug 4 Weeks From: 19-Jul to 15-Aug (2) Actual Budget Actual Budget Week Beginning 9-Aug 9-Aug 19-Jul 19-Jul Budget Variance Budget Variance (1) 15-Aug 15-Aug $ % 15-Aug 15-Aug $ % Week(s) Ending Variance Report Net Sales $ 135.1 $ 140.6 $ 5.5 4.1% $ 607.4 $ 548.5 $ (58.9) -9.7% Collections & Disbursements Cash Receipts 1 Sales Receipts $ 143.9 $ 151.9 $ 7.9 5.5% $ 626.4 $ 573.8 $ (52.6) -8.4% 2 Other Receipts 1.0 1.6 0.6 57.8% 26.9 30.4 3.6 13.3% Total Collections $ 1 45.0 $ 1 53.5 $ 8.5 5.9% $ 6 53.3 $ 6 04.2 $ (49.1) -7.5% Operating Disbursements 3 Domestic Merchandise Vendor $ (61.9) $ (45.1) $ 16.8 27.1% $ (228.5) $ (164.8) $ 63.7 27.9% 4 Import Merchandise Vendor (43.6) (15.2) 28.4 65.1% (122.4) (61.2) 6 1.2 50.0% 5 Sales, Use, and Other Taxes (27.3) (31.2) (3.9) -14.3% (66.6) (50.0) 1 6.6 24.9% 6 Freight, Duty, and Broker (7.5) (5.4) 2.1 27.7% (49.6) (34.7) 1 5.0 30.2% 7 Payroll and Benefits (44.9) (30.1) 14.8 33.0% (129.9) (104.4) 2 5.4 19.6% 8 Occupancy (6.5) (8.9) (2.4) -37.8% (48.6) (49.5) (0.9) -1.9% 9 Non-Marketing Operating (NFR) (18.7) (15.3) 3.5 18.5% (86.0) (51.1) 3 4.9 40.5% 10 Marketing (6.5) (11.4) (4.9) -74.3% (21.1) (28.2) (7.1) -33.8% 11 Other - (0.1) (0.1) 0.0% (3.1) (0.3) 2.7 88.9% Total Operating Disbursements $ (216.9) $ (162.7) $ 54.2 25.0% $ (755.6) $ (544.3) $ 211.3 28.0% Non-Operating Disbursements 12 Debt Service and Fees $ (18.5) $ (0.5) $ 18.0 97.3% $ (63.6) $ (28.4) $ 35.2 55.3% 13 Restructuring Professionals (0.7) (0.4) 0.3 45.5% (4.9) (4.3) 0.6 12.0% 14 Other Non-Operating (2.3) (0.1) 2.2 96.3% (11.5) (0.3) 1 1.2 97.7% Total Non-Operating Disbursements $ (21.5) $ (0.9) $ 20.5 95.6% $ (80.0) $ (33.0) $ 47.0 58.7% Net Cash Flow $ (93.4) $ (10.1) $ 83.3 89.1% $ (182.4) $ 2 6.9 $ 209.3 114.7% Notes: (1) This variance report reflects measurements against both the Second Updated DIP Budget and the Third Updated DIP Budget (2) The cumulative two-week period ended 08/01 reflects the Second Updated DIP Budget; the cumulative two-week period ended 08/15 reflects the Third Updated DIP BudgetVariance Report (US $ MMs) 1 Week From: 9-Aug to 15-Aug 4 Weeks From: 19-Jul to 15-Aug (2) Actual Budget Actual Budget Week Beginning 9-Aug 9-Aug 19-Jul 19-Jul Budget Variance Budget Variance (1) 15-Aug 15-Aug $ % 15-Aug 15-Aug $ % Week(s) Ending Variance Report Net Sales $ 135.1 $ 140.6 $ 5.5 4.1% $ 607.4 $ 548.5 $ (58.9) -9.7% Collections & Disbursements Cash Receipts 1 Sales Receipts $ 143.9 $ 151.9 $ 7.9 5.5% $ 626.4 $ 573.8 $ (52.6) -8.4% 2 Other Receipts 1.0 1.6 0.6 57.8% 26.9 30.4 3.6 13.3% Total Collections $ 1 45.0 $ 1 53.5 $ 8.5 5.9% $ 6 53.3 $ 6 04.2 $ (49.1) -7.5% Operating Disbursements 3 Domestic Merchandise Vendor $ (61.9) $ (45.1) $ 16.8 27.1% $ (228.5) $ (164.8) $ 63.7 27.9% 4 Import Merchandise Vendor (43.6) (15.2) 28.4 65.1% (122.4) (61.2) 6 1.2 50.0% 5 Sales, Use, and Other Taxes (27.3) (31.2) (3.9) -14.3% (66.6) (50.0) 1 6.6 24.9% 6 Freight, Duty, and Broker (7.5) (5.4) 2.1 27.7% (49.6) (34.7) 1 5.0 30.2% 7 Payroll and Benefits (44.9) (30.1) 14.8 33.0% (129.9) (104.4) 2 5.4 19.6% 8 Occupancy (6.5) (8.9) (2.4) -37.8% (48.6) (49.5) (0.9) -1.9% 9 Non-Marketing Operating (NFR) (18.7) (15.3) 3.5 18.5% (86.0) (51.1) 3 4.9 40.5% 10 Marketing (6.5) (11.4) (4.9) -74.3% (21.1) (28.2) (7.1) -33.8% 11 Other - (0.1) (0.1) 0.0% (3.1) (0.3) 2.7 88.9% Total Operating Disbursements $ (216.9) $ (162.7) $ 54.2 25.0% $ (755.6) $ (544.3) $ 211.3 28.0% Non-Operating Disbursements 12 Debt Service and Fees $ (18.5) $ (0.5) $ 18.0 97.3% $ (63.6) $ (28.4) $ 35.2 55.3% 13 Restructuring Professionals (0.7) (0.4) 0.3 45.5% (4.9) (4.3) 0.6 12.0% 14 Other Non-Operating (2.3) (0.1) 2.2 96.3% (11.5) (0.3) 1 1.2 97.7% Total Non-Operating Disbursements $ (21.5) $ (0.9) $ 20.5 95.6% $ (80.0) $ (33.0) $ 47.0 58.7% Net Cash Flow $ (93.4) $ (10.1) $ 83.3 89.1% $ (182.4) $ 2 6.9 $ 209.3 114.7% Notes: (1) This variance report reflects measurements against both the Second Updated DIP Budget and the Third Updated DIP Budget (2) The cumulative two-week period ended 08/01 reflects the Second Updated DIP Budget; the cumulative two-week period ended 08/15 reflects the Third Updated DIP Budget

Variance Report
(US $ MMs)

	1 Week From: 23-Aug to 29-Aug				4 Weeks From: 2-Aug to 29-Aug			
	Budget	Actual	Budget Variance		Budget	Actual	Budget Variance	
Week Beginning	23-Aug	23-Aug			2-Aug	2-Aug		
Variance Report[1] Week(s) Ending	29-Aug	29-Aug	$	%	29-Aug	29-Aug	$	%
Net Sales	*$ 125.7*	*$ 120.9*	*$ (4.8)*	*-3.8%*	*$ 528.4*	*$ 532.3*	*$ 3.9*	*0.7%*
Collections & Disbursements								
Cash Receipts								
1 Sales Receipts	$ 134.0	$ 139.5	$ 5.5	4.1%	$ 562.8	$ 576.3	$ 13.5	2.4%
2 Other Receipts	5.6	7.0	1.4	24.9%	9.1	9.5	0.4	4.4%
Total Collections	**$ 139.5**	**$ 146.5**	**$ 6.9**	**5.0%**	**$ 571.9**	**$ 585.8**	**$ 13.9**	**2.4%**
Operating Disbursements								
3 Domestic Merchandise Vendor	$ (45.4)	$ (59.3)	$ (13.9)	-30.7%	$ (202.3)	$ (215.7)	$ (13.4)	-6.6%
4 Import Merchandise Vendor	(55.1)	(19.6)	35.5	64.4%	(175.9)	(73.7)	102.2	58.1%
5 Sales, Use, and Other Taxes	(1.4)	(0.6)	0.8	55.9%	(37.3)	(53.0)	(15.8)	-42.3%
6 Freight, Duty, and Broker	(8.4)	(18.6)	(10.2)	-121.9%	(41.9)	(34.1)	7.8	18.7%
7 Payroll and Benefits	(16.8)	(43.7)	(26.9)	-160.3%	(132.8)	(120.0)	12.9	9.7%
8 Occupancy	(15.2)	(15.5)	(0.4)	-2.5%	(38.2)	(37.5)	0.7	1.9%
9 Non-Marketing Operating (NFR)	(12.3)	(13.1)	(0.8)	-6.2%	(55.3)	(51.3)	4.0	7.3%
10 Marketing	(8.1)	(1.7)	6.4	79.2%	(25.8)	(24.1)	1.8	6.8%
11 Other	-	(0.1)	(0.1)	0.0%	-	(0.5)	(0.5)	0.0%
Total Operating Disbursements	**$ (162.7)**	**$ (172.3)**	**$ (9.6)**	**-5.9%**	**$ (709.5)**	**$ (609.8)**	**$ 99.7**	**14.1%**
Non-Operating Disbursements								
12 Debt Service and Fees	$ (0.5)	$ (9.6)	$ (9.1)	-1820.0%	$ (37.7)	$ (28.8)	$ 8.9	23.6%
13 Restructuring Professionals	(3.9)	(3.7)	0.2	4.2%	(8.3)	(8.4)	(0.0)	-0.2%
14 Other Non-Operating	(2.3)	(0.1)	2.3	97.2%	(9.3)	(4.1)	5.2	55.9%
Total Non-Operating Disbursements	**$ (6.7)**	**$ (13.4)**	**$ (6.7)**	**-99.2%**	**$ (55.3)**	**$ (41.2)**	**$ 14.1**	**25.5%**
Net Cash Flow	**$ (29.9)**	**$ (39.2)**	**$ (9.4)**	**31.5%**	**$ (193.0)**	**$ (65.2)**	**$ 127.7**	**66.2%**

Notes:
(1) This variance report reflects measurements against the Third Updated DIP Budget

Covenant Testing
(US $ MMs)

Variance Report[1]	Test %	Budget 29-Aug	Actual 22-Aug	Variance to Budget %	Threshold Test
		5 Weeks From: 26-Jul to 29-Aug			
Cash Flow Tests					
1) Actual Receipts					**Test**
1 Sales Receipts		$ 562.8	$ 576.3		
2 Other Receipts		9.1	9.5		
Total Receipts	85.0%	**$ 571.9**	**$ 585.8**	**102.4%**	**Pass**
2) Actual Disbs. to Merchandise Vendors					**Test**
3 Domestic Merchandise Vendor		$ (202.3)	$ (215.7)		
4 Import Merchandise Vendor		(175.9)	(73.7)		
Total Merchandise Vendor Disbursements	110.0%	**$ (378.2)**	**$ (289.4)**	**76.5%**	**Pass**
3) Actual Disbursements (excl. Pro Fees)					
3 Domestic Merchandise Vendor		$ (202.3)	$ (215.7)		
4 Import Merchandise Vendor		(175.9)	(73.7)		
5 Sales, Use, and Other Taxes		(37.3)	(53.0)		
6 Freight, Duty, and Broker		(41.9)	(34.1)		
7 Payroll and Benefits		(132.8)	(120.0)		
8 Occupancy		(38.2)	(37.5)		
9 Non-Marketing Operating (NFR)		(55.3)	(51.3)		
10 Marketing		(25.8)	(24.1)		
11 Other		-	(0.5)		
Operating Disbursements		$ (709.5)	$ (609.8)		
10 Debt Service and Fees		(37.7)	(28.8)		**Test**
11 Other Non-Operating		(9.3)	(4.1)		
Non-Operating Disbursements		$ (47.0)	$ (32.9)		
Total Disbursements (excl. Pro Fees)	**112.5%**	**$ (756.5)**	**$ (642.7)**	**85.0%**	**Pass**

Notes:
(1) This variance report reflects measurements against both the Third Updated DIP Budget

Covenant Testing (US $ MMs) 5 Weeks From: 26-Jul to 29-Aug Third Updated DIP Budget Actuals (1) 8-Aug 15-Aug 22-Aug 29-Aug Total 8-Aug 15-Aug 22-Aug 29-Aug Total Variance Report Cash Flow Tests 1) Actual Receipts 1 Sales Receipts $ 146.4 $ 143.9 $ 138.5 $ 134.0 $ 562.8 $ 142.5 $ 151.9 $ 142.4 $ 139.5 $ 576.3 2 Other Receipts 0.7 1.0 1.7 5.6 9.1 0.5 1.6 0.3 7.0 9.5 Total Receipts $ 147.2 $ 145.0 $ 140.2 $ 139.5 $ 571.9 $ 143.1 $ 153.5 $ 142.8 $ 146.5 $ 585.8 2) Actual Disbs. to Merchandise Vendors 3 Domestic Merchandise Vendor $ (46.1) $ (61.9) $ (48.8) $ (45.4) $ (202.3) $ (45.8) $ (45.1) $ (65.4) $ (59.3) $ (215.7) 4 Import Merchandise Vendor (15.2) (43.6) (62.0) (55.1) (175.9) (14.7) (15.2) (24.1) (19.6) (73.7) Total Merchandise Vendor Disbursements $ (61.3) $ (105.5) $ (110.9) $ (100.5) $ (378.2) $ (60.5) $ (60.4) $ (89.6) $ (78.9) $ (289.4) 3) Actual Disbursements (excl. Pro Fees) 3 Domestic Merchandise Vendor $ (46.1) $ (61.9) $ (48.8) $ (45.4) $ (202.3) $ (45.8) $ (45.1) $ (65.4) $ (59.3) $ (215.7) 4 Import Merchandise Vendor (15.2) (43.6) (62.0) (55.1) (175.9) (14.7) (15.2) (24.1) (19.6) (73.7) 5 Sales, Use, and Other Taxes (4.6) (27.3) (4.0) (1.4) (37.3) (5.3) (31.2) (15.9) (0.6) (53.0) 6 Freight, Duty, and Broker (5.5) (7.5) (20.5) (8.4) (41.9) (5.5) (5.4) (4.6) (18.6) (34.1) 7 Payroll and Benefits (26.6) (44.9) (44.5) (16.8) (132.8) (23.7) (30.1) (22.5) (43.7) (120.0) 8 Occupancy (10.0) (6.5) (6.5) (15.2) (38.2) (6.7) (8.9) (6.3) (15.5) (37.5) 9 Non-Marketing Operating (NFR) (13.3) (18.7) (10.9) (12.3) (55.3) (6.9) (15.3) (16.0) (13.1) (51.3) 10 Marketing (2.8) (6.5) (8.4) (8.1) (25.8) (6.8) (11.4) (4.2) (1.7) (24.1) 11 Other - - - - - (0.1) (0.1) (0.2) (0.1) (0.5) Operating Disbursements $ (124.2) $ (216.9) $ (205.8) $ (162.7) $ (709.5) $ (115.5) $ (162.7) $ (159.3) $ (172.3) $ (609.8) 10 Debt Service and Fees (18.2) (18.5) (0.5) (0.5) (37.7) (18.2) (0.5) (0.5) (9.6) (28.8) 11 Other Non-Operating (2.3) (2.3) (2.3) (2.3) (9.3) (0.1) (0.1) (3.9) (0.1) (4.1) Non-Operating Disbursements $ (20.5) $ (20.8) $ (2.8) $ (2.8) $ (47.0) $ (18.3) $ (0.6) $ (4.4) $ (9.7) $ (32.9) Total Disbursements (excl. Pro Fees) $ (144.7) $ (237.7) $ (208.6) $ (165.5) $ (756.5) $ (133.8) $ (163.3) $ (163.7) $ (182.0) $ (642.7) Notes: (1) This variance report reflects measurements against both the Third Updated DIP BudgetCovenant Testing (US $ MMs) 5 Weeks From: 26-Jul to 29-Aug Third Updated DIP Budget Actuals (1) 8-Aug 15-Aug 22-Aug 29-Aug Total 8-Aug 15-Aug 22-Aug 29-Aug Total Variance Report Cash Flow Tests 1) Actual Receipts 1 Sales Receipts $ 146.4 $ 143.9 $ 138.5 $ 134.0 $ 562.8 $ 142.5 $ 151.9 $ 142.4 $ 139.5 $ 576.3 2 Other Receipts 0.7 1.0 1.7 5.6 9.1 0.5 1.6 0.3 7.0 9.5 Total Receipts $ 147.2 $ 145.0 $ 140.2 $ 139.5 $ 571.9 $ 143.1 $ 153.5 $ 142.8 $ 146.5 $ 585.8 2) Actual Disbs. to Merchandise Vendors 3 Domestic Merchandise Vendor $ (46.1) $ (61.9) $ (48.8) $ (45.4) $ (202.3) $ (45.8) $ (45.1) $ (65.4) $ (59.3) $ (215.7) 4 Import Merchandise Vendor (15.2) (43.6) (62.0) (55.1) (175.9) (14.7) (15.2) (24.1) (19.6) (73.7) Total Merchandise Vendor Disbursements $ (61.3) $ (105.5) $ (110.9) $ (100.5) $ (378.2) $ (60.5) $ (60.4) $ (89.6) $ (78.9) $ (289.4) 3) Actual Disbursements (excl. Pro Fees) 3 Domestic Merchandise Vendor $ (46.1) $ (61.9) $ (48.8) $ (45.4) $ (202.3) $ (45.8) $ (45.1) $ (65.4) $ (59.3) $ (215.7) 4 Import Merchandise Vendor (15.2) (43.6) (62.0) (55.1) (175.9) (14.7) (15.2) (24.1) (19.6) (73.7) 5 Sales, Use, and Other Taxes (4.6) (27.3) (4.0) (1.4) (37.3) (5.3) (31.2) (15.9) (0.6) (53.0) 6 Freight, Duty, and Broker (5.5) (7.5) (20.5) (8.4) (41.9) (5.5) (5.4) (4.6) (18.6) (34.1) 7 Payroll and Benefits (26.6) (44.9) (44.5) (16.8) (132.8) (23.7) (30.1) (22.5) (43.7) (120.0) 8 Occupancy (10.0) (6.5) (6.5) (15.2) (38.2) (6.7) (8.9) (6.3) (15.5) (37.5) 9 Non-Marketing Operating (NFR) (13.3) (18.7) (10.9) (12.3) (55.3) (6.9) (15.3) (16.0) (13.1) (51.3) 10 Marketing (2.8) (6.5) (8.4) (8.1) (25.8) (6.8) (11.4) (4.2) (1.7) (24.1) 11 Other - - - - - (0.1) (0.1) (0.2) (0.1) (0.5) Operating Disbursements $ (124.2) $ (216.9) $ (205.8) $ (162.7) $ (709.5) $ (115.5) $ (162.7) $ (159.3) $ (172.3) $ (609.8) 10 Debt Service and Fees (18.2) (18.5) (0.5) (0.5) (37.7) (18.2) (0.5) (0.5) (9.6) (28.8) 11 Other Non-Operating (2.3) (2.3) (2.3) (2.3) (9.3) (0.1) (0.1) (3.9) (0.1) (4.1) Non-Operating Disbursements $ (20.5) $ (20.8) $ (2.8) $ (2.8) $ (47.0) $ (18.3) $ (0.6) $ (4.4) $ (9.7) $ (32.9) Total Disbursements (excl. Pro Fees) $ (144.7) $ (237.7) $ (208.6) $ (165.5) $ (756.5) $ (133.8) $ (163.3) $ (163.7) $ (182.0) $ (642.7) Notes: (1) This variance report reflects measurements against both the Third Updated DIP Budget

Book Cash Report (USD $) Book Cash Balance Consolidated Book Cash Accounts 29-Aug-20 Debtor Accounts 1 Short Term Investment $ 715,125,239 2 Escrows 18,730,522 3 International (incl. non-Debtors) 20,682,870 4 Store Accounts 2,281,440 5 Other Operating Accounts 265,247,371 6 Other Domestic non-Debtor Accounts 4,146,613 7 Cash on Hand (In Stores) 25,363,680 8 Cash In Transit 17,574,011 Total Holdings and Subsidiaries Book Cash $ 1,069,151,747 Test Threshold $ 50,000,000 Minimum Required Book Cash PassBook Cash Report (USD $) Book Cash Balance Consolidated Book Cash Accounts 29-Aug-20 Debtor Accounts 1 Short Term Investment $ 715,125,239 2 Escrows 18,730,522 3 International (incl. non-Debtors) 20,682,870 4 Store Accounts 2,281,440 5 Other Operating Accounts 265,247,371 6 Other Domestic non-Debtor Accounts 4,146,613 7 Cash on Hand (In Stores) 25,363,680 8 Cash In Transit 17,574,011 Total Holdings and Subsidiaries Book Cash $ 1,069,151,747 Test Threshold $ 50,000,000 Minimum Required Book Cash Pass

Allocation of Disbursements
(US $)

4 Weeks From Week Ending: 11-Jul to 01-Aug				
Disbursement Type		**Retail**		**Total**
Tradeweave (International Merchandise)	$	51,685,204	**$**	**51,685,204**
Oracle 11i (Domestic Merchandise)		139,141,411		**139,141,411**
Payroll & Benefits		99,572,642		**102,440,990**
Oracle R12 (NFR)		185,494,820		**187,726,090**
Treasury		95,586,790		**109,912,986**
Other		1,972,059		**2,477,162**
Total Disbursements	***$***	***573,452,926***	***$***	***593,383,842***

Note: Total disbursements of $593.4 million includes $5.9 million of disbursements allocated to encumbered real estate, $9.9 million of disbursements allocated to unencumbered real estate and $4.1 million of disbursements allocated to intellectual property.

Select CF Indications from the 2nd Updated DIP Budget (US $ MMs) Fiscal Month Oct Nov Dec Jan Fiscal Week 39 44 48 52 Year FY20 FY20 FY20 FY20 Week Ending 31-Oct 5-Dec 2-Jan 30-Jan 1 Net Sales $ 507 $ 1,097 $ 1,016 $ 382 2 Total Collections 543 1,134 1,145 455 3 Total Operating Disbursements (643) (874) (667) (609) 4 Total Non-Operating Disbursements (217) (2) (15) (2) 5 Total Unlevered FCF $ (164) $ 257 $ 477 $ (156)Select CF Indications from the 2nd Updated DIP Budget (US $ MMs) Fiscal Month Oct Nov Dec Jan Fiscal Week 39 44 48 52 Year FY20 FY20 FY20 FY20 Week Ending 31-Oct 5-Dec 2-Jan 30-Jan 1 Net Sales $ 507 $ 1,097 $ 1,016 $ 382 2 Total Collections 543 1,134 1,145 455 3 Total Operating Disbursements (643) (874) (667) (609) 4 Total Non-Operating Disbursements (217) (2) (15) (2) 5 Total Unlevered FCF $ (164) $ 257 $ 477 $ (156)

ABL Borrowing Base & Availability as of August 31, 2020 (US $ MMs) Actual / Forecast A A A FF F FFFF F F F FF Fiscal Month Aug Aug Aug Aug Aug Sep Sep Sep Sep Oct Oct Oct Oct Nov Nov Fiscal Month # 7 7 7 7 7 8 8889 9 9 9 10 10 Fiscal Quarter 3 3 3 3 3 3 3333 3 3 3 44 Fiscal Week 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 Year FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 Beginning 8/2/2020 8/9/2020 8/16/2020 8/23/2020 8/30/2020 9/6/2020 9/13/2020 9/20/2020 9/27/2020 10/4/2020 10/11/2020 10/18/2020 10/25/2020 11/1/2020 11/8/2020 Week Ending 8-Aug 15-Aug 22-Aug 29-Aug 5-Sep 12-Sep 19-Sep 26-Sep 3-Oct 10-Oct 17-Oct 24-Oct 31-Oct 7-Nov 14-Nov Availability from Credit Card Receivables $ 25 $ 26 $ 28 $ 27 $ 26 $ 24 $ 25 $ 25 $ 24 $ 23 $ 24 $ 26 $ 27 $ 25 $ 25 Availability from Inventory $ 1,492 1,509$ 1,452 $ $ 1,422 $ 1,395$ 1,457 1,479 $ $ 1,423 $ 1,405 $ 1,405 $ 1,410 $ 1,451 $ 1,487 $ 1,502 $ 1,530 Total Reserves $ (146) $ (146) $ (146) $ (146) $ (145) $ (145) $ (145) $ (144) $ (144) $ (144) $ (143) $ (143) $ (143) $ (64) $ (64) Lower of Calculated BB or Commitment $ 1,372 1,388$ 1,334 $ $ 1,303 $ 1,276$ 1,337 1,359 $ $ 1,304 $ 1,285 $ 1,284 $ 1,291 $ 1,334 $ 1,371 $ 1,463 $ 1,490 Revolving Commitment 2,350 2,350 2,350 2,350 2,350 2,350 2,350 2,350 2,350 2,350 2,350 2,350 2,350 2,350 2,350 Availability 26 Minimum Excess Availability $ (139) $ (103) $ (100) $ (98) $ (96) $ (102) $ (100) $ (98) $ (96) $ (96) $ (97) $ (100) $ (103) $ (110) $ (112) 27 Letters of Credit (189) (189) (189) (189) (189) (189) (189) (189) (189) (189) (189) (189) (189) (189) (189) 28 Borrowings (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) 29 Required Cash Collateral Posting 152 131 168 196 221 144 164 194 213 213 207 167 133 48 23 ABL Availability $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ -ABL Borrowing Base & Availability as of August 31, 2020 (US $ MMs) Actual / Forecast A A A FF F FFFF F F F FF Fiscal Month Aug Aug Aug Aug Aug Sep Sep Sep Sep Oct Oct Oct Oct Nov Nov Fiscal Month # 7 7 7 7 7 8 8889 9 9 9 10 10 Fiscal Quarter 3 3 3 3 3 3 3333 3 3 3 44 Fiscal Week 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 Year FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 Beginning 8/2/2020 8/9/2020 8/16/2020 8/23/2020 8/30/2020 9/6/2020 9/13/2020 9/20/2020 9/27/2020 10/4/2020 10/11/2020 10/18/2020 10/25/2020 11/1/2020 11/8/2020 Week Ending 8-Aug 15-Aug 22-Aug 29-Aug 5-Sep 12-Sep 19-Sep 26-Sep 3-Oct 10-Oct 17-Oct 24-Oct 31-Oct 7-Nov 14-Nov Availability from Credit Card Receivables $ 25 $ 26 $ 28 $ 27 $ 26 $ 24 $ 25 $ 25 $ 24 $ 23 $ 24 $ 26 $ 27 $ 25 $ 25 Availability from Inventory $ 1,492 1,509$ 1,452 $ $ 1,422 $ 1,395$ 1,457 1,479 $ $ 1,423 $ 1,405 $ 1,405 $ 1,410 $ 1,451 $ 1,487 $ 1,502 $ 1,530 Total Reserves $ (146) $ (146) $ (146) $ (146) $ (145) $ (145) $ (145) $ (144) $ (144) $ (144) $ (143) $ (143) $ (143) $ (64) $ (64) Lower of Calculated BB or Commitment $ 1,372 1,388$ 1,334 $ $ 1,303 $ 1,276$ 1,337 1,359 $ $ 1,304 $ 1,285 $ 1,284 $ 1,291 $ 1,334 $ 1,371 $ 1,463 $ 1,490 Revolving Commitment 2,350 2,350 2,350 2,350 2,350 2,350 2,350 2,350 2,350 2,350 2,350 2,350 2,350 2,350 2,350 Availability 26 Minimum Excess Availability $ (139) $ (103) $ (100) $ (98) $ (96) $ (102) $ (100) $ (98) $ (96) $ (96) $ (97) $ (100) $ (103) $ (110) $ (112) 27 Letters of Credit (189) (189) (189) (189) (189) (189) (189) (189) (189) (189) (189) (189) (189) (189) (189) 28 Borrowings (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) 29 Required Cash Collateral Posting 152 131 168 196 221 144 164 194 213 213 207 167 133 48 23 ABL Availability $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ -

ABL Borrowing Base & Availability -- 2nd Updated DIP Budget
(US $ MMs)

Fiscal Month	Oct	Nov	Dec	Jan
Fiscal Week	39	44	48	52
Year	FY20	FY20	FY20	FY20
Week Ending	**31-Oct**	**5-Dec**	**2-Jan**	**30-Jan**
Borrowing Base				
Availability from Credit Card Receivables	**$ 24**	**$ 27**	**$ 58**	**$ 16**
Availability from Inventory	**$ 1,731**	**$ 1,791**	**$ 1,301**	**$ 1,165**
Total Reserves	**$ (58)**	**$ (57)**	**$ (57)**	**$ (56)**
Lower of Calculated BB or Commitment	**$ 1,697**	**$ 1,761**	**$ 1,302**	**$ 1,126**
Revolving Commitment	*2,350*	*2,350*	*2,350*	*2,350*
Availability				
26 Minimum Excess Availability	$ (127)	$ (132)	$ (98)	$ (84)
27 Letters of Credit	(190)	(190)	(190)	(190)
28 Borrowings	(1,209)	(1,209)	(1,209)	(1,209)
29 Required Cash Collateral Posting	-	-	195	359
ABL Availability	**$ 170**	**$ 229**	**$ -**	**$ -**

ABL Borrowing Base (as of August 29, 2020) A. Available Credit Card Receivables $25,124,738 B. Available Inventory $1,470,454,012 C. Availability Reserves $144,295,926 D. Borrowing Base (A+B-C) $1,351,282,824 Lower of: Borrowing Base $1,351,282,824 Revolving Commitment $2,350,000,000 E. $1,351,282,824 Revolving Credit Outstandings: $1,262,664,041 Revolving Loans Standby Letters of Credit $137,342,478 Commercial Letters of Credit $0 F. Total Revolving Credit Outstandings $1,400,006,519 G. Facility Availability (E-F) -$48,723,695 H. Minimum Excess Availability (7.5% of E up to $200,000,000) $101,346,212 I. Facility Availability After Minimum Excess Availability Covenant (G-H) -$150,069,907ABL Borrowing Base (as of August 29, 2020) A. Available Credit Card Receivables $25,124,738 B. Available Inventory $1,470,454,012 C. Availability Reserves $144,295,926 D. Borrowing Base (A+B-C) $1,351,282,824 Lower of: Borrowing Base $1,351,282,824 Revolving Commitment $2,350,000,000 E. $1,351,282,824 Revolving Credit Outstandings: $1,262,664,041 Revolving Loans Standby Letters of Credit $137,342,478 Commercial Letters of Credit $0 F. Total Revolving Credit Outstandings $1,400,006,519 G. Facility Availability (E-F) -$48,723,695 H. Minimum Excess Availability (7.5% of E up to $200,000,000) $101,346,212 I. Facility Availability After Minimum Excess Availability Covenant (G-H) -$150,069,907

Exit Costs Estimate
As of September 1, 2020
(US $ MMs)

Emergence Related Costs[1]		Estimate
Description		
May Stub Rent and Lease Assumption Costs		(5.3)
Contract Cures		(56.0)
503(b)(9) Claims		(10.0)
Other Accrued but Unpaid Administrative Expenses[2]		(299.0)
Accrued Fees[3]		(62.6)
Exit Fee DIP		(27.0)
Assumed OpCo Exit Financing Fees		(46.5)
Assumed REIT Exit Financing Fees		(16.5)
Accrued Interest (TL, 1L Notes, DIP and ABL)		(18.8)
Total Estimated Emergence Costs	**$**	**(541.6)**

Notes:

(1) Excludes payment of non-administrative claims, including DIP facility claims and ABL facility / swap liability claims.

(2) Includes post-petition merchandise, marketing, CapEx, and NFR A/P as per the Business Plan provided on August 4, 2020.

(3) Includes debtors' professionals, DIP lenders' profesionals, ABL lenders' professionals, UCC professionals, ad hoc equity committee and other accrued fees (including UST).

Third Updated DIP Budget August 7, 2020 (US $ MMs) A / F F F F F F F F F F F F F F 5 4 4 13-Weeks Fiscal Month Aug Aug Aug Aug Aug Sep Sep Sep Sep Oct Oct Oct Oct Aug Sep Oct Fiscal Week 27 28 29 30 31 32 33 34 35 36 37 38 39 31 35 39 2-Aug Year FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 thru Week Ending 8-Aug 15-Aug 22-Aug 29-Aug 5-Sep 12-Sep 19-Sep 26-Sep 3-Oct 10-Oct 17-Oct 24-Oct 31-Oct 5-Sep 3-Oct 31-Oct 31-Oct Net Sales $ 138 $ 135 $ 129 $ 126 $ 122 $ 127 $ 120 $ 118 $ 115 $ 135 $ 136 $ 126 $ 124 $ 650 $ 480 $ 520 $ 1,650 Collections & Disbursements Cash Receipts 1 Sales Receipts $ 146 $ 144 $ 138 $ 134 $ 130 $ 133 $ 130 $ 126 $ 123 $ 136 $ 144 $ 137 $ 132 $ 693 $ 511 $ 549 $ 1,752 2 Other Receipts 1 1 2 6 1 1 1 91 1 3 2 1 2 10 94 9 113 Total Collections $ 147 $ 145 $ 140 $ 140 $ 131 $ 134 $ 131 $ 217 $ 124 $ 139 $ 146 $ 138 $ 134 $ 703 $ 605 $ 558 $ 1,865 Operating Disbursements 3 Domestic Merchandise Vendor $ (46) $ (62) $ (49) $ (45) $ (62) $ (74) $ (40) $ (42) $ (80) $ (53) $ (34) $ (39) $ (48) (265) (236) (175) (676) 4 Import Merchandise Vendor (15) (44) (62) (55) (65) (58) (61) (69) (46) (27) (24) (30) (44) (241) (233) (124) (598) 5 Sales, Use, and Other Taxes (5) (27) (4) (1) (1) (3) (18) (19) (5) (1) (3) (21) (8) (38) (45) (33) (116) 6 Freight, Duty, and Broker (6) (7) (21) (8) (8) (8) (9) (22) (8) (9) (8) (35) (8) (50) (48) (60) (158) 7 Payroll and Benefits (27) (45) (45) (17) (57) (18) (43) (17) (50) (17) (39) (23) (38) (190) (128) (117) (435) 8 Occupancy (10) (6) (7) (15) (19) (7) (7) (13) (15) (19) (9) (8) (13) (58) (43) (49) (149) 9 Non-Marketing Operating (NFR) (13) (19) (11) (12) (19) (15) (11) (23) (10) (15) (19) (15) (11) (75) (58) (60) (193) 10 Marketing (3) (7) (8) (8) (6) (5) (4) (3) (3) (3) (3) (5) (7) (32) (15) (18) (65) 11 Other - - - - - - - - - - - - - - - - - Total Operating Disbursements $ (124) $ (217) $ (206) $ (163) $ (238) $ (189) $ (194) $ (208) $ (216) $ (144) $ (139) $ (176) $ (177) $ (947) $ (806) $ (636) $ (2,390) Non-Operating Disbursements 12 Debt Service and Fees $ (18) $ (19) $ (1) $ (1) $ (11) $ (1) $ (1) $ (1) $ (30) $ (1) $ (1) $ (1) $ (11) (48) (31) (12) (92) 13 Restructuring Professionals (2) (1) (1) (4) (13) (1) (1) (3) (12) (1) (4) (3) (12) (21) (17) (20) (59) 14 Other Non-Operating (2) (2) (2) (2) (2) (2) (2) (2) (2) (1) (1) (1) (1) (12) (7) (2) (21) Total Non-Operating Disbursements $ (23) $ (21) $ (4) $ (7) $ (26) $ (3) $ (3) $ (5) $ (44) $ (2) $ (5) $ (4) $ (23) $ (81) $ (55) $ (34) $ (171) Net Cash Flow $ 0 $ (93) $ (70) $ (30) $ (133) $ (58) $ (66) $ 4 $ (136) $ (8) $ 2 $ (42) $ (65) $ (326) $ (256) $ (113) $ (695) Liquidity Short Term Investments Position 15 Book Cash - Beginning $ 1,010 $ 1,010 $ 917 $ 847 $ 817 $ 684 $ 626 $ 560 $ 564 $ 428 $ 420 $ 422 $ 380 $ 1,010 $ 684 $ 428 $ 1,010 16 Plus: Net Cash Flow 0 (93) (70) (30) (133) (58) (66) 4 (136) (8) 2 (42) (65) (326) (256) (113) (695) 17 Plus: Revolver Draw/(Paydown) - - - - - - - - - - - - - - - - - 18 Plus: DIP/Escrow Cash Draw - - - - - - - - - - - - - - - - - 19 Plus: Treasury Transfers - - - - - - - - - - - - - - - - - Short Term Investments - Ending $ 1,010 $ 917 $ 847 $ 817 $ 684 $ 626 $ 560 $ 564 $ 428 $ 420 $ 422 $ 380 $ 315 $ 684 $ 428 $ 315 $ 315 20 DIP/Escrow Cash $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 21 Prof Fee Carveout Escrow (51) (51) (62) (60) (58) (58) (66) (64) (57) (56) (57) (56) (49) (58) (57) (49) (49) 22 Posted ABL Cash Collateral / Cash Collateral L/C (152) (132) (128) (141) (146) (61) (74) (75) (61) (4) - - - (146) (61) - - 23 Funded Reserve Account - - - - - - - (18) (18) - - - - - (18) - - Total Short Term Investments and Escrowed Funds $ 1,032 $ 959 $ 881 $ 840 $ 706 $ 733 $ 645 $ 632 $ 518 $ 585 $ 589 $ 549 $ 490 $ 706 $ 518 $ 490 $ 490 Intra-Month Minimum $ 706 $ 706 $ 706 $ 706 $ 706 $ 518 $ 518 $ 518 $ 518 $ 490 $ 490 $ 490 $ 490 $ 706 $ 518 $ 490 $ 490 Pre-Petition ABL Borrowing Base and Availability 24 Effective Borrowing Base $ 1,387 $ 1,372 $ 1,376 $ 1,362 $ 1,357 $ 1,449 $ 1,434 $ 1,433 $ 1,449 $ 1,511 $ 1,539 $ 1,600 $ 1,642 $ 1,357 $ 1,449 $ 1,642 $ 1,642 25 Less: Outstanding ABL Draws (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) 26 Less: Letters of Credit (189) (189) (189) (189) (189) (189) (189) (189) (189) (189) (189) (189) (189) (189) (189) (189) (189) Subtotal $ (14) $ (29) $ (25) $ (39) $ (44) $ 48 $ 33 $ 32 $ 48 $ 110 $ 138 $ 199 $ 241 $ (44) $ 48 $ 241 $ 241 27 Less: Pre-Petition Minimum Excess Availability $ (139) $ (103) $ (103) $ (102) $ (102) $ (109) $ (108) $ (108) $ (109) $ (113) $ (115) $ (120) $ (123) (102) (109) (123) (123) 28 Plus: Posted ABL Cash Collateral 152 132 128 141 146 61 74 75 61 4 - - - 146 61 - - Total $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ 22 $ 79 $ 117 $ - $ - $ 117 $ 117Third Updated DIP Budget August 7, 2020 (US $ MMs) A / F F F F F F F F F F F F F F 5 4 4 13-Weeks Fiscal Month Aug Aug Aug Aug Aug Sep Sep Sep Sep Oct Oct Oct Oct Aug Sep Oct Fiscal Week 27 28 29 30 31 32 33 34 35 36 37 38 39 31 35 39 2-Aug Year FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 thru Week Ending 8-Aug 15-Aug 22-Aug 29-Aug 5-Sep 12-Sep 19-Sep 26-Sep 3-Oct 10-Oct 17-Oct 24-Oct 31-Oct 5-Sep 3-Oct 31-Oct 31-Oct Net Sales $ 138 $ 135 $ 129 $ 126 $ 122 $ 127 $ 120 $ 118 $ 115 $ 135 $ 136 $ 126 $ 124 $ 650 $ 480 $ 520 $ 1,650 Collections & Disbursements Cash Receipts 1 Sales Receipts $ 146 $ 144 $ 138 $ 134 $ 130 $ 133 $ 130 $ 126 $ 123 $ 136 $ 144 $ 137 $ 132 $ 693 $ 511 $ 549 $ 1,752 2 Other Receipts 1 1 2 6 1 1 1 91 1 3 2 1 2 10 94 9 113 Total Collections $ 147 $ 145 $ 140 $ 140 $ 131 $ 134 $ 131 $ 217 $ 124 $ 139 $ 146 $ 138 $ 134 $ 703 $ 605 $ 558 $ 1,865 Operating Disbursements 3 Domestic Merchandise Vendor $ (46) $ (62) $ (49) $ (45) $ (62) $ (74) $ (40) $ (42) $ (80) $ (53) $ (34) $ (39) $ (48) (265) (236) (175) (676) 4 Import Merchandise Vendor (15) (44) (62) (55) (65) (58) (61) (69) (46) (27) (24) (30) (44) (241) (233) (124) (598) 5 Sales, Use, and Other Taxes (5) (27) (4) (1) (1) (3) (18) (19) (5) (1) (3) (21) (8) (38) (45) (33) (116) 6 Freight, Duty, and Broker (6) (7) (21) (8) (8) (8) (9) (22) (8) (9) (8) (35) (8) (50) (48) (60) (158) 7 Payroll and Benefits (27) (45) (45) (17) (57) (18) (43) (17) (50) (17) (39) (23) (38) (190) (128) (117) (435) 8 Occupancy (10) (6) (7) (15) (19) (7) (7) (13) (15) (19) (9) (8) (13) (58) (43) (49) (149) 9 Non-Marketing Operating (NFR) (13) (19) (11) (12) (19) (15) (11) (23) (10) (15) (19) (15) (11) (75) (58) (60) (193) 10 Marketing (3) (7) (8) (8) (6) (5) (4) (3) (3) (3) (3) (5) (7) (32) (15) (18) (65) 11 Other - - - - - - - - - - - - - - - - - Total Operating Disbursements $ (124) $ (217) $ (206) $ (163) $ (238) $ (189) $ (194) $ (208) $ (216) $ (144) $ (139) $ (176) $ (177) $ (947) $ (806) $ (636) $ (2,390) Non-Operating Disbursements 12 Debt Service and Fees $ (18) $ (19) $ (1) $ (1) $ (11) $ (1) $ (1) $ (1) $ (30) $ (1) $ (1) $ (1) $ (11) (48) (31) (12) (92) 13 Restructuring Professionals (2) (1) (1) (4) (13) (1) (1) (3) (12) (1) (4) (3) (12) (21) (17) (20) (59) 14 Other Non-Operating (2) (2) (2) (2) (2) (2) (2) (2) (2) (1) (1) (1) (1) (12) (7) (2) (21) Total Non-Operating Disbursements $ (23) $ (21) $ (4) $ (7) $ (26) $ (3) $ (3) $ (5) $ (44) $ (2) $ (5) $ (4) $ (23) $ (81) $ (55) $ (34) $ (171) Net Cash Flow $ 0 $ (93) $ (70) $ (30) $ (133) $ (58) $ (66) $ 4 $ (136) $ (8) $ 2 $ (42) $ (65) $ (326) $ (256) $ (113) $ (695) Liquidity Short Term Investments Position 15 Book Cash - Beginning $ 1,010 $ 1,010 $ 917 $ 847 $ 817 $ 684 $ 626 $ 560 $ 564 $ 428 $ 420 $ 422 $ 380 $ 1,010 $ 684 $ 428 $ 1,010 16 Plus: Net Cash Flow 0 (93) (70) (30) (133) (58) (66) 4 (136) (8) 2 (42) (65) (326) (256) (113) (695) 17 Plus: Revolver Draw/(Paydown) - - - - - - - - - - - - - - - - - 18 Plus: DIP/Escrow Cash Draw - - - - - - - - - - - - - - - - - 19 Plus: Treasury Transfers - - - - - - - - - - - - - - - - - Short Term Investments - Ending $ 1,010 $ 917 $ 847 $ 817 $ 684 $ 626 $ 560 $ 564 $ 428 $ 420 $ 422 $ 380 $ 315 $ 684 $ 428 $ 315 $ 315 20 DIP/Escrow Cash $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 21 Prof Fee Carveout Escrow (51) (51) (62) (60) (58) (58) (66) (64) (57) (56) (57) (56) (49) (58) (57) (49) (49) 22 Posted ABL Cash Collateral / Cash Collateral L/C (152) (132) (128) (141) (146) (61) (74) (75) (61) (4) - - - (146) (61) - - 23 Funded Reserve Account - - - - - - - (18) (18) - - - - - (18) - - Total Short Term Investments and Escrowed Funds $ 1,032 $ 959 $ 881 $ 840 $ 706 $ 733 $ 645 $ 632 $ 518 $ 585 $ 589 $ 549 $ 490 $ 706 $ 518 $ 490 $ 490 Intra-Month Minimum $ 706 $ 706 $ 706 $ 706 $ 706 $ 518 $ 518 $ 518 $ 518 $ 490 $ 490 $ 490 $ 490 $ 706 $ 518 $ 490 $ 490 Pre-Petition ABL Borrowing Base and Availability 24 Effective Borrowing Base $ 1,387 $ 1,372 $ 1,376 $ 1,362 $ 1,357 $ 1,449 $ 1,434 $ 1,433 $ 1,449 $ 1,511 $ 1,539 $ 1,600 $ 1,642 $ 1,357 $ 1,449 $ 1,642 $ 1,642 25 Less: Outstanding ABL Draws (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) 26 Less: Letters of Credit (189) (189) (189) (189) (189) (189) (189) (189) (189) (189) (189) (189) (189) (189) (189) (189) (189) Subtotal $ (14) $ (29) $ (25) $ (39) $ (44) $ 48 $ 33 $ 32 $ 48 $ 110 $ 138 $ 199 $ 241 $ (44) $ 48 $ 241 $ 241 27 Less: Pre-Petition Minimum Excess Availability $ (139) $ (103) $ (103) $ (102) $ (102) $ (109) $ (108) $ (108) $ (109) $ (113) $ (115) $ (120) $ (123) (102) (109) (123) (123) 28 Plus: Posted ABL Cash Collateral 152 132 128 141 146 61 74 75 61 4 - - - 146 61 - - Total $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ 22 $ 79 $ 117 $ - $ - $ 117 $ 117

Refreshed Weekly Cash Flow Projections as of August 31, 2020 (US $ MMs) A / F A A A FFFFFFFFFF Fiscal Month Aug Aug Aug Aug Aug Sep Sep Sep Sep Oct Oct Oct Oct Fiscal Week 27 28 29 30 31 32 33 34 35 36 37 38 39 Year FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 Week Ending 8-Aug 15-Aug 22-Aug 29-Aug 5-Sep 12-Sep 19-Sep 26-Sep 3-Oct 10-Oct 17-Oct 24-Oct 31-Oct Net Sales $ 142 $ 141 $ 129 $ 118 $ 120 $ 123 $ 115 $ 109 $ 115 $ 127 $ 132 $ 122 $ 120 Collections & Disbursements Cash Receipts 1 Sales Receipts $ 143 $ 152 $ 142 $ 129 $ 126 $ 130 $ 125 $ 117 $ 120 $ 131 $ 139 $ 133 $ 128 2 Other Receipts 1 2 0 6 1 1 1 91 1 2 2 1 2 Total Collections $ 143 $ 153 $ 143 $ 134 $ 127 $ 130 $ 126 $ 208 $ 121 $ 133 $ 141 $ 134 $ 129 Operating Disbursements 3 Domestic Merchandise Vendor $ (46) $ (45) $ (65) $ (59) $ (79) $ (85) $ (72) $ (63) $ (84) $ (77) $ (71) $ (67) $ (78) 4 Import Merchandise Vendor (15) (15) (24) (21) (19) (15) (13) (39) (29) (30) (31) (32) (28) 5 Sales, Use, and Other Taxes (5) (31) (16) (1) (1) (3) (15) (19) (5) (1) (3) (17) (8) 6 Freight, Duty, and Broker (6) (5) (5) (16) (7) (7) (7) (19) (9) (9) (7) (23) (9) 7 Payroll and Benefits (24) (30) (23) (38) (64) (18) (43) (17) (41) (19) (42) (28) (38) 8 Occupancy (7) (9) (6) (15) (19) (7) (7) (13) (17) (7) (9) (8) (16) 9 Non-Marketing Operating (NFR) (7) (15) (16) (12) (19) (15) (11) (23) (10) (16) (20) (16) (11) 10 Marketing (7) (11) (4) (8) (6) (5) (4) (3) (3) (3) (3) (5) (7) 11 Other (0) (0) (0) - - - - - - - - - - Total Operating Disbursements $ (115) $ (163) $ (159)$ (213) (170)$ (155)$ (173)$ (195)$ (198)$ (163)$ (187)$ (196)$ (195) $ Non-Operating Disbursements 12 Debt Service and Fees $ (18) $ (1) $ (1) $ (19) $ (11) $ (1) $ (1) $ (1) $ (30) $ (1) $ (1) $ (1) $ (11) 13 Restructuring Professionals (2) (0) (2) (4) (13) (1) (1) (3) (12) (1) (4) (3) (12) 14 Other Non-Operating (0) (0) (4) (2) (2) (2) (2) (2) (2) (1) (1) (1) (1) Total Non-Operating Disbursements $ (21) $ (1) $ (6) $ (25) $ (26) $ (3) $ (3) $ (5) $ (44) $ (2) $ (5) $ (4) $ (23) Net Cash Flow $ 7 $ (10) $ (23) $ (61) $ (112) $ (28) $ (50) $ 8 $ (121) $ (32) $ (52) $ (66) $ (88) Liquidity Short Term Investments Position 15 Book Cash - Beginning $ 1,035 $ 1,044 $ 1,033$ 948 1,009 $ $ 836 $ 808 $ 758 $ 766 $ 644 $ 613 $ 561 $ 495 16 Plus: Net Cash Flow 7 (10) (23) (61) (112) (28) (50) 8 (121) (32) (52) (66) (88) 17 Plus: Revolver Draw/(Paydown) - - - - - - - - - - - - - 18 Plus: DIP/Escrow Cash Draw - - - - - - - - - - - - - 19 Plus: Treasury Transfers 2 (1) (1) - - - - - - - - - - Short Term Investments - Ending $ 1,033 1,044$ 1,009$ 948 $ $ 836 $ 808 $ 758 $ 766 $ 644 $ 613 $ 561 $ 495 $ 407 20 DIP/Escrow Cash $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 21 Prof Fee Carveout Escrow (52) (52) (55) (60) (58) (58) (66) (64) (57) (56) (57) (56) (49) 22 Posted ABL Cash Collateral / Cash Collateral L/C (152) (131) (168) (196) (221) (144) (164) (194) (213) (213) (207) (167) (133) 23 Funded Reserve Account (11) (11) (11) (11) (11) (11) (11) (29) (29) (29) (29) (29) (29) Total Short Term Investments and Escrowed Funds $ 1,063 1,054$ 1,000$ 906 $ $ 771 $ 820 $ 742 $ 703 $ 571 $ 539 $ 493 $ 468 $ 421 Intra-Month Minimum $ 771 $ 771 $ 771 $ 771 $ 771 $ 571 $ 571 $ 571 $ 571 $ 421 $ 421 $ 421 $ 421 Pre-Petition ABL Borrowing Base and Availability 24 Effective Borrowing Base $ 1,388 $ 1,372 $ 1,334$ 1,276 1,303$ 1,359$ 1,337$ 1,304$ 1,285$ 1,284$ 1,291$ 1,334$ 1,371 $ 25 Less: Outstanding ABL Draws (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) 26 Less: Letters of Credit (189) (189) (189) (189) (189) (189) (189) (189) (189) (189) (189) (189) (189) Subtotal $ (13) $ (29) $ (67) $ (98)$ (42) (125) $ $ (64) $ (97)$ (117) (116)$ (110)$ (67) $ $ (30) 27 Less: Pre-Petition Minimum Excess Availability $ (139) $ (103) $ (100) $ (98) $ (96) $ (102) $ (100) $ (98) $ (96) $ (96) $ (97) $ (100) $ (103) 28 Plus: Posted ABL Cash Collateral 152 131 168 196 221 144 164 194 213 213 207 167 133 Total $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ -Refreshed Weekly Cash Flow Projections as of August 31, 2020 (US $ MMs) A / F A A A FFFFFFFFFF Fiscal Month Aug Aug Aug Aug Aug Sep Sep Sep Sep Oct Oct Oct Oct Fiscal Week 27 28 29 30 31 32 33 34 35 36 37 38 39 Year FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 Week Ending 8-Aug 15-Aug 22-Aug 29-Aug 5-Sep 12-Sep 19-Sep 26-Sep 3-Oct 10-Oct 17-Oct 24-Oct 31-Oct Net Sales $ 142 $ 141 $ 129 $ 118 $ 120 $ 123 $ 115 $ 109 $ 115 $ 127 $ 132 $ 122 $ 120 Collections & Disbursements Cash Receipts 1 Sales Receipts $ 143 $ 152 $ 142 $ 129 $ 126 $ 130 $ 125 $ 117 $ 120 $ 131 $ 139 $ 133 $ 128 2 Other Receipts 1 2 0 6 1 1 1 91 1 2 2 1 2 Total Collections $ 143 $ 153 $ 143 $ 134 $ 127 $ 130 $ 126 $ 208 $ 121 $ 133 $ 141 $ 134 $ 129 Operating Disbursements 3 Domestic Merchandise Vendor $ (46) $ (45) $ (65) $ (59) $ (79) $ (85) $ (72) $ (63) $ (84) $ (77) $ (71) $ (67) $ (78) 4 Import Merchandise Vendor (15) (15) (24) (21) (19) (15) (13) (39) (29) (30) (31) (32) (28) 5 Sales, Use, and Other Taxes (5) (31) (16) (1) (1) (3) (15) (19) (5) (1) (3) (17) (8) 6 Freight, Duty, and Broker (6) (5) (5) (16) (7) (7) (7) (19) (9) (9) (7) (23) (9) 7 Payroll and Benefits (24) (30) (23) (38) (64) (18) (43) (17) (41) (19) (42) (28) (38) 8 Occupancy (7) (9) (6) (15) (19) (7) (7) (13) (17) (7) (9) (8) (16) 9 Non-Marketing Operating (NFR) (7) (15) (16) (12) (19) (15) (11) (23) (10) (16) (20) (16) (11) 10 Marketing (7) (11) (4) (8) (6) (5) (4) (3) (3) (3) (3) (5) (7) 11 Other (0) (0) (0) - - - - - - - - - - Total Operating Disbursements $ (115) $ (163) $ (159)$ (213) (170)$ (155)$ (173)$ (195)$ (198)$ (163)$ (187)$ (196)$ (195) $ Non-Operating Disbursements 12 Debt Service and Fees $ (18) $ (1) $ (1) $ (19) $ (11) $ (1) $ (1) $ (1) $ (30) $ (1) $ (1) $ (1) $ (11) 13 Restructuring Professionals (2) (0) (2) (4) (13) (1) (1) (3) (12) (1) (4) (3) (12) 14 Other Non-Operating (0) (0) (4) (2) (2) (2) (2) (2) (2) (1) (1) (1) (1) Total Non-Operating Disbursements $ (21) $ (1) $ (6) $ (25) $ (26) $ (3) $ (3) $ (5) $ (44) $ (2) $ (5) $ (4) $ (23) Net Cash Flow $ 7 $ (10) $ (23) $ (61) $ (112) $ (28) $ (50) $ 8 $ (121) $ (32) $ (52) $ (66) $ (88) Liquidity Short Term Investments Position 15 Book Cash - Beginning $ 1,035 $ 1,044 $ 1,033$ 948 1,009 $ $ 836 $ 808 $ 758 $ 766 $ 644 $ 613 $ 561 $ 495 16 Plus: Net Cash Flow 7 (10) (23) (61) (112) (28) (50) 8 (121) (32) (52) (66) (88) 17 Plus: Revolver Draw/(Paydown) - - - - - - - - - - - - - 18 Plus: DIP/Escrow Cash Draw - - - - - - - - - - - - - 19 Plus: Treasury Transfers 2 (1) (1) - - - - - - - - - - Short Term Investments - Ending $ 1,033 1,044$ 1,009$ 948 $ $ 836 $ 808 $ 758 $ 766 $ 644 $ 613 $ 561 $ 495 $ 407 20 DIP/Escrow Cash $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 $ 225 21 Prof Fee Carveout Escrow (52) (52) (55) (60) (58) (58) (66) (64) (57) (56) (57) (56) (49) 22 Posted ABL Cash Collateral / Cash Collateral L/C (152) (131) (168) (196) (221) (144) (164) (194) (213) (213) (207) (167) (133) 23 Funded Reserve Account (11) (11) (11) (11) (11) (11) (11) (29) (29) (29) (29) (29) (29) Total Short Term Investments and Escrowed Funds $ 1,063 1,054$ 1,000$ 906 $ $ 771 $ 820 $ 742 $ 703 $ 571 $ 539 $ 493 $ 468 $ 421 Intra-Month Minimum $ 771 $ 771 $ 771 $ 771 $ 771 $ 571 $ 571 $ 571 $ 571 $ 421 $ 421 $ 421 $ 421 Pre-Petition ABL Borrowing Base and Availability 24 Effective Borrowing Base $ 1,388 $ 1,372 $ 1,334$ 1,276 1,303$ 1,359$ 1,337$ 1,304$ 1,285$ 1,284$ 1,291$ 1,334$ 1,371 $ 25 Less: Outstanding ABL Draws (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) (1,212) 26 Less: Letters of Credit (189) (189) (189) (189) (189) (189) (189) (189) (189) (189) (189) (189) (189) Subtotal $ (13) $ (29) $ (67) $ (98)$ (42) (125) $ $ (64) $ (97)$ (117) (116)$ (110)$ (67) $ $ (30) 27 Less: Pre-Petition Minimum Excess Availability $ (139) $ (103) $ (100) $ (98) $ (96) $ (102) $ (100) $ (98) $ (96) $ (96) $ (97) $ (100) $ (103) 28 Plus: Posted ABL Cash Collateral 152 131 168 196 221 144 164 194 213 213 207 167 133 Total $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ -

Borrowing Base Working Capital Projections as of August 31, 2020
(US $ MMs)

Actual / Forecast	A	A	A	F	F	F	F	F	F	F	F	F	F
Fiscal Month	Aug	Aug	Aug	Aug	Aug	Sep	Sep	Sep	Sep	Oct	Oct	Oct	Oct
Fiscal Week	27	28	29	30	31	32	33	34	35	36	37	38	39
Week Ending	**8-Aug**	**15-Aug**	**22-Aug**	**29-Aug**	**5-Sep**	**12-Sep**	**19-Sep**	**26-Sep**	**3-Oct**	**10-Oct**	**17-Oct**	**24-Oct**	**31-Oct**
Inventory - Go-Fwd Stores & .com - Ending Balance	$ 1,652	$ 1,627	$ 1,605	$ 1,586	$ 1,569	$ 1,542	$ 1,533	$ 1,548	$ 1,569	$ 1,639	$ 1,699	$ 1,723	$ 1,755
Inventory - Closing Stores - Ending Balance	$ 141	$ 132	$ 122	$ 113	$ 103	$ 91	$ 78	$ 64	$ 47	$ 26	$ 8	$ 2	$ 1
Net Post-Petition Merch A/P - Ending Balance(1)	$ 103	$ 95	$ 85	$ 80	$ 73	$ 59	$ 68	$ 89	$ 97	$ 77	$ 71	$ 91	$ 80

(1) Net of merchandise prepayments and receipt of prepaid goods.

AS OF SEPTEMBER 9, 2020 Post‐Emergence Projected Balance Net Working Capital Analysis as of 10/3/20 Cash Short‐term Investments to BS Post‐Transaction 50   Cash in Transit/CC AR  197 Merchandise Inventory  1,853 Prepaid Expenses & Other Assets 496  2,596 Merchandise AP  235 Non‐Merch AP 3   9 Accrued Expenses & Other Liabilities  541 Current Operating Lease 8   3  898 NWC  1,698AS OF SEPTEMBER 9, 2020 Post‐Emergence Projected Balance Net Working Capital Analysis as of 10/3/20 Cash Short‐term Investments to BS Post‐Transaction 50 Cash in Transit/CC AR 197 Merchandise Inventory 1,853 Prepaid Expenses & Other Assets 496 2,596 Merchandise AP 235 Non‐Merch AP 3 9 Accrued Expenses & Other Liabilities 541 Current Operating Lease 8 3 898 NWC 1,698

Business Performance Update st Set forth below is a summary of JCP’s business performance through the week ending August 1 ¡ All 843 stores had been reopened as of August 1, consisting of 693 currently open go-forward locations, 149 currently open non go-forward locations; 1 non-go forward store has permanently closed following the completion of its liquidation sale ¡ Off-mall locations have outperformed mall locations comping down ~29% compared to down ~35% ¡ eComm comp sales were down ~11% for the month of July Opened Stores & Comparable Merchandise Sales Summary (A) Go-Forward Locations (B) Non Go-Forward Locations (A) + (B) Total Comparable Merchandise Sales Comparable Merchandise Sales Comparable Merchandise Sales Current Year Last Year % to LY Current Year Last Year % to LY Current Year Last Year % to LY Total $795,293,697 $1,198,732,076 (34%) $160,654,094 $92,360,816 74% $955,947,792 $1,291,092,893 (26%)Business Performance Update st Set forth below is a summary of JCP’s business performance through the week ending August 1 ¡ All 843 stores had been reopened as of August 1, consisting of 693 currently open go-forward locations, 149 currently open non go-forward locations; 1 non-go forward store has permanently closed following the completion of its liquidation sale ¡ Off-mall locations have outperformed mall locations comping down ~29% compared to down ~35% ¡ eComm comp sales were down ~11% for the month of July Opened Stores & Comparable Merchandise Sales Summary (A) Go-Forward Locations (B) Non Go-Forward Locations (A) + (B) Total Comparable Merchandise Sales Comparable Merchandise Sales Comparable Merchandise Sales Current Year Last Year % to LY Current Year Last Year % to LY Current Year Last Year % to LY Total $795,293,697 $1,198,732,076 (34%) $160,654,094 $92,360,816 74% $955,947,792 $1,291,092,893 (26%)

Lease Restructuring Savings Summary

	Store Count	FY 2020 Savings	FY 2021 Savings	FY 2022 Savings	FY 2023+ Savings	Total Term Reduction Savings	Total Rent Abatement	Total Rent Deferral	Total Debtor Cure	Total Cure Waiver	Total Cure Deferral	Total Deal Savings (not incl. Cure)
Approved - JCP & Lenders	121	$25,989,611	$19,050,302	$15,292,442	$16,045,779	$0	$11,714,166	$0	$4,224,030	$3,967,201	$0	$76,378,134
Approved by Company	58	$12,820,836	$9,739,341	$8,705,852	$24,179,465	$0	$6,634,697	$0	$2,650,378	$2,503,790	$0	$55,445,494
Pending Approval by Company	2	-	-	-	-	-	-	-	-	-	-	-
Negotiations Ongoing	268	-	-	-	-	-	-	-	-	-	-	-
No Deal Possible	0	-	-	-	-	-	-	-	-	-	-	-
TOTALS (Approved & Submitted)	**181**	**$38,810,446**	**$28,789,643**	**$23,998,294**	**$40,225,245**	**$0**	**$18,348,863**	**$0**	**$6,874,407**	**$6,470,991**	**$0**	**$131,823,628**

Forecasted Performance Summary

	Store Count	FY 2020 Sales	FY 2021 Sales	FY 2022 Sales	FY 2020 Unallocated Store Contribution Profit	FY 2021 Unallocated Store Contribution Profit	FY 2022 Unallocated Store Contribution Profit	FY 2020 Unallocated Store Contribution Margin (Mean)	FY 2020 Unallocated Store Contribution Margin (Median)	FY 2021 Unallocated Store Contribution Margin (Mean)	FY 2021 Unallocated Store Contribution Margin (Median)	FY 2022 Unallocated Store Contribution Margin (Mean)	FY 2022 Unallocated Store Contribution Margin (Median)
Approved - Lease Restructuring Approved by Company and Lenders	121	$646,748,323	$1,039,532,021	$1,028,059,617	($11,403,522)	$87,201,057	$128,753,929	-1.72%	-1.21%	7.73%	8.94%	12.69%	12.53%
Approved - Lease Restructuring Approved by Company Only	58	$368,604,283	$612,625,534	$624,704,525	($8,177,804)	$52,389,083	$75,453,597	-2.25%	-2.08%	8.54%	8.89%	12.04%	12.32%

Forecasted Performance with Lease Restructuring Summary

	Store Count	FY 2020 Sales	FY 2021 Sales	FY 2022 Sales	FY 2020 Unallocated Store Contribution Profit	FY 2021 Unallocated Store Contribution Profit	FY 2022 Unallocated Store Contribution Profit	FY 2020 Unallocated Store Contribution Margin (Mean)	FY 2020 Unallocated Store Contribution Margin (Median)	FY 2021 Unallocated Store Contribution Margin (Mean)	FY 2021 Unallocated Store Contribution Margin (Median)	FY 2022 Unallocated Store Contribution Margin (Mean)	FY 2022 Unallocated Store Contribution Margin (Median)
Approved - Lease Restructuring Approved by Company and Lenders	121	$646,748,323	$1,039,532,021	$1,028,059,617	$14,586,089	$106,251,359	$144,046,371	2.41%	2.58%	10.91%	10.68%	14.27%	14.09%
Approved - Lease Restructuring Approved by Company Only	58	$368,604,283	$612,625,534	$624,704,525	$4,643,032	$62,128,424	$84,159,449	1.34%	2.01%	10.16%	10.24%	13.55%	13.51%

Note: Tables above reflect information as of September 8, 2020

SUMMARY - LEASE RESTRUCTURINGS APPROVED BY COMPANY AND LENDERS AS OF SEPTMBER 8, 2020 Total Rent by Lease Expiration Date ($ in millions) # of Stores 0.3 2020 0.5 1 3.4 2021 18 5.6 10.3 2022 33 14.2 4.1 2023 15 5.4 2.9 2024 11 4.6 6.2 2025 24 10.6 1.7 2026 8 3.0 1.3 2027 4 2.7 0.8 2028 3 1.6 2029 -- 2030 -- 0.5 2031 1 0.7 0.1 2032 1 0.5 2033 -- 2034 -- 2035 -- 0.3 2036 1 0.4 0.7 2037 1 1.0 121 $-- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 Contract Base Rent Contract Gross RentSUMMARY - LEASE RESTRUCTURINGS APPROVED BY COMPANY AND LENDERS AS OF SEPTMBER 8, 2020 Total Rent by Lease Expiration Date ($ in millions) # of Stores 0.3 2020 0.5 1 3.4 2021 18 5.6 10.3 2022 33 14.2 4.1 2023 15 5.4 2.9 2024 11 4.6 6.2 2025 24 10.6 1.7 2026 8 3.0 1.3 2027 4 2.7 0.8 2028 3 1.6 2029 -- 2030 -- 0.5 2031 1 0.7 0.1 2032 1 0.5 2033 -- 2034 -- 2035 -- 0.3 2036 1 0.4 0.7 2037 1 1.0 121 $-- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 Contract Base Rent Contract Gross Rent

SUMMARY - LEASE RESTRUCTURINGS APPROVED BY COMPANY AND LENDERS AS OF SEPTEMBER 8, 2020 (1) Total Rent by Final Control Date ($ in millions) # of Stores 2.1 2022 2.2 8 1.0 2023-2030 1.2 5 4.1 2031-2035 7.5 23 9.4 2036-2040 14.5 34 7.8 2041-2045 12.0 27 3.0 2046-2050 3.9 8 1.2 2051-2060 2.8 4 1.4 2061-2070 2.3 4 2.7 2071-2090 8 4.4 $-- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 121 Contract Base Rent Contract Gross Rent (1) Final Control Date represents exercise of all available extension options.SUMMARY - LEASE RESTRUCTURINGS APPROVED BY COMPANY AND LENDERS AS OF SEPTEMBER 8, 2020 (1) Total Rent by Final Control Date ($ in millions) # of Stores 2.1 2022 2.2 8 1.0 2023-2030 1.2 5 4.1 2031-2035 7.5 23 9.4 2036-2040 14.5 34 7.8 2041-2045 12.0 27 3.0 2046-2050 3.9 8 1.2 2051-2060 2.8 4 1.4 2061-2070 2.3 4 2.7 2071-2090 8 4.4 $-- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 121 Contract Base Rent Contract Gross Rent (1) Final Control Date represents exercise of all available extension options.

SUMMARY - LEASE RESTRUCTURINGS APPROVED BY COMPANY ONLY AS OF SEPTEMBER 8, 2020 Total Rent by Lease Expiration Date ($ in millions) # of Stores 0.2 2020 0.2 1 0.4 2021 1 0.5 3.7 2022 6.8 14 3.2 2023 4.1 9 4.1 2024 7.5 10 2.4 2025 3.7 8 2.1 2026 3.0 6 1.8 2027 2.5 3 1.2 2028 2.2 4 0.4 2029 0.5 1 2030 -- 2031 -- 2032 -- 2033 -- 0.4 2034 0.7 1 2035 -- 2036 -- 2037 -- $-- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 58 Contract Base Rent Contract Gross RentSUMMARY - LEASE RESTRUCTURINGS APPROVED BY COMPANY ONLY AS OF SEPTEMBER 8, 2020 Total Rent by Lease Expiration Date ($ in millions) # of Stores 0.2 2020 0.2 1 0.4 2021 1 0.5 3.7 2022 6.8 14 3.2 2023 4.1 9 4.1 2024 7.5 10 2.4 2025 3.7 8 2.1 2026 3.0 6 1.8 2027 2.5 3 1.2 2028 2.2 4 0.4 2029 0.5 1 2030 -- 2031 -- 2032 -- 2033 -- 0.4 2034 0.7 1 2035 -- 2036 -- 2037 -- $-- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 58 Contract Base Rent Contract Gross Rent

SUMMARY - LEASE RESTRUCTURINGS APPROVED BY COMPANY ONLY AS OF SEPTEMBER 8, 2020 (1) Total Rent by Final Control Date ($ in millions) # of Stores 2022 -- 1.4 2023-2030 1.7 4 3.6 2031-2035 4.8 10 4.4 2036-2040 6.6 14 3.5 2041-2045 5.8 11 1.9 2046-2050 3.6 5 1.6 2051-2060 3.5 5 1.6 2061-2070 3.0 4 1.7 2071-2110 2.9 5 $-- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 58 Contract Base Rent Contract Gross Rent (1) Final Control Date represents exercise of all available extension options.SUMMARY - LEASE RESTRUCTURINGS APPROVED BY COMPANY ONLY AS OF SEPTEMBER 8, 2020 (1) Total Rent by Final Control Date ($ in millions) # of Stores 2022 -- 1.4 2023-2030 1.7 4 3.6 2031-2035 4.8 10 4.4 2036-2040 6.6 14 3.5 2041-2045 5.8 11 1.9 2046-2050 3.6 5 1.6 2051-2060 3.5 5 1.6 2061-2070 3.0 4 1.7 2071-2110 2.9 5 $-- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 58 Contract Base Rent Contract Gross Rent (1) Final Control Date represents exercise of all available extension options.

This page was prepared in July 2020 during the course of negotiations. The Company strongly believes the information contained herein does not provide any relevant information and is not an accurate reflection of the Company's current financial or operational position. Such information should not be relied upon by any investor or potential investor in the Company's securities. The Company makes no representation as to the accuracy or completeness of the information contained herein. J.C. Penney Company, Inc. Wind-Down Budget (US $ MMs) A / F FFFFFFFFFFFFFFF Fiscal Month Jul Jul Jul Jul Aug Aug Aug Aug Aug Sep Sep Sep Sep Oct Oct Fiscal Week 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 Year FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 Week Ending 11-Jul 18-Jul 25-Jul 1-Aug 8-Aug 15-Aug 22-Aug 29-Aug 5-Sep 12-Sep 19-Sep 26-Sep 3-Oct 10-Oct 17-Oct Net Sales $ 131 $ 132 $ 157 $ 177 $ 165 $ 158 $ 140 $ 129 $ 135 $ 178 $ 204 $ 236 $ 250 $ 278 $ 290 Collections & Disbursements Cash Receipts 1 Sales Receipts $ 139 $ 138 $ 156 $ 180 $ 179 $ 169 $ 153 $ 139 $ 181 $ 182 $ 208 $ 241 $ 255 $ 284 $ 297 2 Other Receipts 1 2 24 1 1 1 1 5 1 90 1 92 1 4 4 Total Collections $ 140 $ 139 $ 180 $ 181 $ 179 $ 170 $ 155 $ 145 $ 182 $ 272 $ 210 $ 333 $ 256 $ 288 $ 301 Operating Disbursements 3 Domestic Merchandise Vendor $ ( (26)$(96)$(57)$(63)$(47)$(56)$(43)$(37)$-50)$ -$ -$ -$ -$ - $ 4 Import Merchandise Vendor (10 (9) ) (23) (41) (22) (23) (35) (54) (48) - - - - - - 5 Sales, Use, and Other Taxes (5) (2) (26) (2) (9) (16) (14) (10) (3) (2) (21) (21) (2) (5) (4) 6 Freight, Duty, and Broker (9) (6) (28) (9) (9) (7) (42) (7) (8) (13) (11 (8) ) (1) (2) (1) 7 Payroll and Benefits (24) (37) (23) (35) (25) (49) (49) (20) (54) (21) (45) (20) (57) (17) (37) 8 Occupancy (48) (13 (8) ) (19) (10) (6) (6) (15) (19) (7) (7) (13) (21) (13) (9) 9 Non-Marketing Operating (NFR) (20 (8) ) (23) (36) (21) (37) (14) (16) (23) (14) (13) (23) (10) (11 (9) ) 10 Marketing (7) (2) (6) (6) (6) (7) (9) (9) (7) (16) (4) (4) (4) (4) (4) 11 Other (2) (1) (2) (2) (2) (2) (2) (2) (2) -- -- - - Total Operating Disbursements $ (126) $ (192) $ (201) $ (219) $ (143) $ (203) $ (212) $ (169) $ (212)$ ( (74)$ (98)$ (92) $ 100)$ ( (46) $ 66) Non-Operating Disbursements 12 Debt Service and Fees $ ( (1)$(5)$(1)$(13)$(24)$(1)$(1)$(1)$(9)$(1)$(1)$(1)$(28)$(1)$ 1) 13 Restructuring Professionals (1) (2) (1) (1) (13) (1) (1) (0) (16) (4) (1) (0) (13) (3) (0) 14 Other Non-Operating (3) (2) (4) (3) (2) (2) (2) (2) (2) (2) (2) (2) (2) (1) (1) Total Non-Operating Disbursements $ (5)$ ( (8)$ (5)$ (17)$ (39)$ (3)$ (4)$ (3)$ (27)$ (3)$ (6)$ (2)$ (43)$ (1) $ 4) Net Cash Flow $ 9 $ (61)$ ( (26)$ (55)$ (2)$ (36)$ (62)$ (28)$ 196 57)$ 1 $ 06 $ 239 $ 114 $ 241 $ 231 Liquidity Short Term Investments Position 15 Book Cash - Beginning $ 1,035 $ 1,044 $ 983 $ 957 $ 902 $ 899 $ 863 $ 802 $ 774 $ 717 $ 913 $ 1,019 $ 1,258 $ 1,371 $ 1,613 16 Plus: Net Cash Flow (61 9 ) (26) (55) (36 (2) ) (62) (28) (57) 106 196 239 114 241 231 17 Plus: Revolver Draw/(Paydown) - - - - - - - - - - - - - - - 18 Plus: DIP/Escrow Cash Draw - - - - - - - - - - - - - - - 19 Plus: Treasury Transfers - - - - - - - - - - - - - - - Short Term Investments - Ending $ 1,044 $ 983 $ 957 $ 902 $ 899 $ 863 $ 802 $ 774 $ 717 $ 913 $ 1,019 $ 1,258 $ 1,371 $ 1,613 $ 1,843 20 DIP/Escrow Cash $ - $ 225 $ 225 $ 50 $ 50 $ 50 $ 50 $ 50 $ 50 $ 50 $ 50 $ 50 $ 50 $ 50 $ 50 21 Prof Fee Carveout Escrow (32) (42) (42) (51) (41) (41) (49) (49) (43) (43) (47) (47) (39) (39) (39) 22 Posted ABL Cash Collateral / Cash Collateral L/C (113) (125) (125) (117) (103) (85) (97) (117) (136) (54) (256) (141) (193) (210) (290) 23 Funded Reserve Account -- (7) -- -- -- -- -- -- Total Short Term Investments and Escrowed Funds $ 892 $ 1,041 $ 1,015 $ 783 $ 806 $ 787 $ 705 $ 658 $ 588 $ 866 $ 765 $ 1,119 $ 1,190 $ 1,414 $ 1,564 Intra-Month Minimum $ 783 $ 783 $ 783 $ 783 $ 588 $ 588 $ 588 $ 588 $ 588 $ 765 $ 765 $ 765 $ 765 $ 1,397 $ 1,397 Pre-Petition ABL Borrowing Base and Availability 24 Effective Borrowing Base $ 1,431 $ 1,420 $ 1,416 $ 1,425 $ 1,441 $ 1,421 $ 1,409 $ 1,387 $ 1,367 $ 1,455 $ 1,237 $ 1,361 $ 1,305 $ 1,287 $ 1,200 25 Less: Outstanding ABL Draws (1,209) (1,209) (1,209) (1,209) (1,209) (1,209) (1,209) (1,209) (1,209) (1,209) (1,209) (1,209) (1,209) (1,209) (1,209) 26 Less: Letters of Credit (191) (190) (190) (190) (190) (190) (190) (190) (190) (190) (190) (190) (190) (190) (190) Subtotal $ 30 $ 20 $ 16 $ 25 $ 41 $ 21 $ 9 $ (13)$ 5 (33)$ (5 $ 163)$ ( (39)$ (95) $ 113) $ (200) 27 Less: Pre-Petition Minimum Excess Availability $ (143)$ ( (142)$ (142)$ (142)$ (144)$ (107)$ (106)$ (104)$ (103)$ (109) $93)$ ( (102)$(98)$(97)$ 90) 28 Plus: Posted ABL Cash Collateral 125 113 125 117 103 85 97 117 136 54 256 141 193 210 290 Total $ -$ - 3 $ $ - -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ - $ Assumptions: � General: (i) Conversion to liquidating Chapter 11 at August 31, 2020, following unsuccessful 363 auction, with projection through the end of FY20; (ii) Jan FY'21 represents estimated minimum run rate for remainder of liquidating period; � Sales: (i) Inventory liquidated via GOB sale; (ii) At time of conversion, 50% of owned beauty inventory assumed to be private label or exclusive and excluded from GOB sales; assumed that beauty inventory purchased back at cost; (iii) Remainder of projected owned beauty inventory assumed to be sold at cost over 8-week period immediately following commencement of GOBs; royalty assumed payable on sales and captured in NFR disbursements; (iv) Other than $17.6MM of asset sales, assumed during the W/E 09/26, no other assets assumed sold during the forecast period. � GOB: The full chain closed stores liquidation would occur in two phases: (i) Phase I - The current (ongoing) closed store liquidation process would continue as planned; Gross Orderly Liquidation Value (GOLV) for Phase I is forecasted to be 123.5% of cost with all Phase 1 locations closed by end of fiscal September; and (ii) Phase II - Store liquidation process for all remaining stores, DC and in-transit inventory would commence on August 31, 2020; GOLV is estimated to be 139.5% of cost; � Gift card: Redemption rate post conversion is based on Gordon Brothers model for full-chain liquidation resulting in $57MM of redemptions through 12/05; � Gainshare & weekly participation: No assumed weekly participation receipts during the liquidation period; � Other receipts assumptions: Post-conversion FF&E sales of ~$23MM, per Gordon Brothers modeling, reflected through W/E 12/05; � Merchandise disbursements assumptions: All OTW (~$260MM) and in-transit inventory (~$160MM) at time of conversion to liquidating Chapter 11 assumed to be receipted in the ordinary course. Merchandise payables balances estimated at time of conversion (9/05) to liquidating Chapter 11 as follows: Import merchandise A/P: ~$155MM; and Domestic merchandise A/P: ~$50MM; � Payroll assumptions: (i) Supply chain payroll continues to accrue at 100% of forecast through 10/31; after 11/14 no supply chain payroll assumed; (ii) Stores severance / PTO / Retention is estimated at $61MM paid WE 12/05; (iii) Corporate severance / PTO / Retention is estimated at $56MM paid out as headcount is reduced from October to January; � Occupancy assumptions: All Phase I real property leases would be rejected on or prior to September 30, 2020 and all Phase II leases would be rejected prior to November 30, 2020; � Non-marketing operating assumptions: Forecast NFR costs are reduced over the liquidation period as follows: August - 100%; September - 6 60%; October 46%; November - 32%; December 9%; January 24%; � Miscellaneous assumptions: (i) No 503(b)(9) or contract cures paid, resulting in $93MM of other spend removed during the W/E 10/03 relative to the Second Updated Budget; (ii) Reflects Gordon Brothers fee of ~ $65MM during the W/E 12/05 This page was prepared in July 2020 during the course of negotiations. The Company strongly believes the information contained herein does not provide any relevant information and is not an accurate reflection of the Company's current financial or operational position. Such information should not be relied upon by any investor or potential investor in the Company's securities. The Company makes no representation as to the accuracy or completeness of the information contained herein. J.C. Penney Company, Inc. Wind-Down Budget (US $ MMs) A / F FFFFFFFFFFFFFFF Fiscal Month Jul Jul Jul Jul Aug Aug Aug Aug Aug Sep Sep Sep Sep Oct Oct Fiscal Week 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 Year FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 Week Ending 11-Jul 18-Jul 25-Jul 1-Aug 8-Aug 15-Aug 22-Aug 29-Aug 5-Sep 12-Sep 19-Sep 26-Sep 3-Oct 10-Oct 17-Oct Net Sales $ 131 $ 132 $ 157 $ 177 $ 165 $ 158 $ 140 $ 129 $ 135 $ 178 $ 204 $ 236 $ 250 $ 278 $ 290 Collections & Disbursements Cash Receipts 1 Sales Receipts $ 139 $ 138 $ 156 $ 180 $ 179 $ 169 $ 153 $ 139 $ 181 $ 182 $ 208 $ 241 $ 255 $ 284 $ 297 2 Other Receipts 1 2 24 1 1 1 1 5 1 90 1 92 1 4 4 Total Collections $ 140 $ 139 $ 180 $ 181 $ 179 $ 170 $ 155 $ 145 $ 182 $ 272 $ 210 $ 333 $ 256 $ 288 $ 301 Operating Disbursements 3 Domestic Merchandise Vendor $ ( (26)$(96)$(57)$(63)$(47)$(56)$(43)$(37)$-50)$ -$ -$ -$ -$ - $ 4 Import Merchandise Vendor (10 (9) ) (23) (41) (22) (23) (35) (54) (48) - - - - - - 5 Sales, Use, and Other Taxes (5) (2) (26) (2) (9) (16) (14) (10) (3) (2) (21) (21) (2) (5) (4) 6 Freight, Duty, and Broker (9) (6) (28) (9) (9) (7) (42) (7) (8) (13) (11 (8) ) (1) (2) (1) 7 Payroll and Benefits (24) (37) (23) (35) (25) (49) (49) (20) (54) (21) (45) (20) (57) (17) (37) 8 Occupancy (48) (13 (8) ) (19) (10) (6) (6) (15) (19) (7) (7) (13) (21) (13) (9) 9 Non-Marketing Operating (NFR) (20 (8) ) (23) (36) (21) (37) (14) (16) (23) (14) (13) (23) (10) (11 (9) ) 10 Marketing (7) (2) (6) (6) (6) (7) (9) (9) (7) (16) (4) (4) (4) (4) (4) 11 Other (2) (1) (2) (2) (2) (2) (2) (2) (2) -- -- - - Total Operating Disbursements $ (126) $ (192) $ (201) $ (219) $ (143) $ (203) $ (212) $ (169) $ (212)$ ( (74)$ (98)$ (92) $ 100)$ ( (46) $ 66) Non-Operating Disbursements 12 Debt Service and Fees $ ( (1)$(5)$(1)$(13)$(24)$(1)$(1)$(1)$(9)$(1)$(1)$(1)$(28)$(1)$ 1) 13 Restructuring Professionals (1) (2) (1) (1) (13) (1) (1) (0) (16) (4) (1) (0) (13) (3) (0) 14 Other Non-Operating (3) (2) (4) (3) (2) (2) (2) (2) (2) (2) (2) (2) (2) (1) (1) Total Non-Operating Disbursements $ (5)$ ( (8)$ (5)$ (17)$ (39)$ (3)$ (4)$ (3)$ (27)$ (3)$ (6)$ (2)$ (43)$ (1) $ 4) Net Cash Flow $ 9 $ (61)$ ( (26)$ (55)$ (2)$ (36)$ (62)$ (28)$ 196 57)$ 1 $ 06 $ 239 $ 114 $ 241 $ 231 Liquidity Short Term Investments Position 15 Book Cash - Beginning $ 1,035 $ 1,044 $ 983 $ 957 $ 902 $ 899 $ 863 $ 802 $ 774 $ 717 $ 913 $ 1,019 $ 1,258 $ 1,371 $ 1,613 16 Plus: Net Cash Flow (61 9 ) (26) (55) (36 (2) ) (62) (28) (57) 106 196 239 114 241 231 17 Plus: Revolver Draw/(Paydown) - - - - - - - - - - - - - - - 18 Plus: DIP/Escrow Cash Draw - - - - - - - - - - - - - - - 19 Plus: Treasury Transfers - - - - - - - - - - - - - - - Short Term Investments - Ending $ 1,044 $ 983 $ 957 $ 902 $ 899 $ 863 $ 802 $ 774 $ 717 $ 913 $ 1,019 $ 1,258 $ 1,371 $ 1,613 $ 1,843 20 DIP/Escrow Cash $ - $ 225 $ 225 $ 50 $ 50 $ 50 $ 50 $ 50 $ 50 $ 50 $ 50 $ 50 $ 50 $ 50 $ 50 21 Prof Fee Carveout Escrow (32) (42) (42) (51) (41) (41) (49) (49) (43) (43) (47) (47) (39) (39) (39) 22 Posted ABL Cash Collateral / Cash Collateral L/C (113) (125) (125) (117) (103) (85) (97) (117) (136) (54) (256) (141) (193) (210) (290) 23 Funded Reserve Account -- (7) -- -- -- -- -- -- Total Short Term Investments and Escrowed Funds $ 892 $ 1,041 $ 1,015 $ 783 $ 806 $ 787 $ 705 $ 658 $ 588 $ 866 $ 765 $ 1,119 $ 1,190 $ 1,414 $ 1,564 Intra-Month Minimum $ 783 $ 783 $ 783 $ 783 $ 588 $ 588 $ 588 $ 588 $ 588 $ 765 $ 765 $ 765 $ 765 $ 1,397 $ 1,397 Pre-Petition ABL Borrowing Base and Availability 24 Effective Borrowing Base $ 1,431 $ 1,420 $ 1,416 $ 1,425 $ 1,441 $ 1,421 $ 1,409 $ 1,387 $ 1,367 $ 1,455 $ 1,237 $ 1,361 $ 1,305 $ 1,287 $ 1,200 25 Less: Outstanding ABL Draws (1,209) (1,209) (1,209) (1,209) (1,209) (1,209) (1,209) (1,209) (1,209) (1,209) (1,209) (1,209) (1,209) (1,209) (1,209) 26 Less: Letters of Credit (191) (190) (190) (190) (190) (190) (190) (190) (190) (190) (190) (190) (190) (190) (190) Subtotal $ 30 $ 20 $ 16 $ 25 $ 41 $ 21 $ 9 $ (13)$ 5 (33)$ (5 $ 163)$ ( (39)$ (95) $ 113) $ (200) 27 Less: Pre-Petition Minimum Excess Availability $ (143)$ ( (142)$ (142)$ (142)$ (144)$ (107)$ (106)$ (104)$ (103)$ (109) $93)$ ( (102)$(98)$(97)$ 90) 28 Plus: Posted ABL Cash Collateral 125 113 125 117 103 85 97 117 136 54 256 141 193 210 290 Total $ -$ - 3 $ $ - -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ - $ Assumptions: � General: (i) Conversion to liquidating Chapter 11 at August 31, 2020, following unsuccessful 363 auction, with projection through the end of FY20; (ii) Jan FY'21 represents estimated minimum run rate for remainder of liquidating period; � Sales: (i) Inventory liquidated via GOB sale; (ii) At time of conversion, 50% of owned beauty inventory assumed to be private label or exclusive and excluded from GOB sales; assumed that beauty inventory purchased back at cost; (iii) Remainder of projected owned beauty inventory assumed to be sold at cost over 8-week period immediately following commencement of GOBs; royalty assumed payable on sales and captured in NFR disbursements; (iv) Other than $17.6MM of asset sales, assumed during the W/E 09/26, no other assets assumed sold during the forecast period. � GOB: The full chain closed stores liquidation would occur in two phases: (i) Phase I - The current (ongoing) closed store liquidation process would continue as planned; Gross Orderly Liquidation Value (GOLV) for Phase I is forecasted to be 123.5% of cost with all Phase 1 locations closed by end of fiscal September; and (ii) Phase II - Store liquidation process for all remaining stores, DC and in-transit inventory would commence on August 31, 2020; GOLV is estimated to be 139.5% of cost; � Gift card: Redemption rate post conversion is based on Gordon Brothers model for full-chain liquidation resulting in $57MM of redemptions through 12/05; � Gainshare & weekly participation: No assumed weekly participation receipts during the liquidation period; � Other receipts assumptions: Post-conversion FF&E sales of ~$23MM, per Gordon Brothers modeling, reflected through W/E 12/05; � Merchandise disbursements assumptions: All OTW (~$260MM) and in-transit inventory (~$160MM) at time of conversion to liquidating Chapter 11 assumed to be receipted in the ordinary course. Merchandise payables balances estimated at time of conversion (9/05) to liquidating Chapter 11 as follows: Import merchandise A/P: ~$155MM; and Domestic merchandise A/P: ~$50MM; � Payroll assumptions: (i) Supply chain payroll continues to accrue at 100% of forecast through 10/31; after 11/14 no supply chain payroll assumed; (ii) Stores severance / PTO / Retention is estimated at $61MM paid WE 12/05; (iii) Corporate severance / PTO / Retention is estimated at $56MM paid out as headcount is reduced from October to January; � Occupancy assumptions: All Phase I real property leases would be rejected on or prior to September 30, 2020 and all Phase II leases would be rejected prior to November 30, 2020; � Non-marketing operating assumptions: Forecast NFR costs are reduced over the liquidation period as follows: August - 100%; September - 6 60%; October 46%; November - 32%; December 9%; January 24%; � Miscellaneous assumptions: (i) No 503(b)(9) or contract cures paid, resulting in $93MM of other spend removed during the W/E 10/03 relative to the Second Updated Budget; (ii) Reflects Gordon Brothers fee of ~ $65MM during the W/E 12/05

This page was prepared in July 2020 during the course of negotiations. The Company strongly believes the information contained herein does not provide any relevant information and is not an accurate reflection of the Company's current financial or operational position. Such information should not be relied upon by any investor or potential investor in the Company's securities. The Company makes no representation as to the accuracy or completeness of the information contained herein. J.C. Penney Company, Inc. Wind-Down Budget (US $ MMs) A / F FFFFFFFFFFFFFFF Fiscal Month Oct Oct Nov Nov Nov Nov Nov Dec Dec Dec Dec Jan Jan Jan Jan Fiscal Week 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 Year FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 Week Ending 24-Oct 31-Oct 7-Nov 14-Nov 21-Nov 28-Nov 5-Dec 12-Dec 19-Dec 26-Dec 2-Jan 9-Jan 16-Jan 23-Jan 30-Jan Net Sales $ 292 $ 284 $ 173 $ 155 $ 131 $ 107 $ 10 $ - $ - $ - $ - $ - $ - $ - $ - Collections & Disbursements Cash Receipts 1Sales Receipts $ 299 $ 290 $ 177 $ 158 $ 134 $ 110 $ 10 $ - $ - $ - $ - $ - $ - $ - $ - 2 Other Receipts 3 4 2 5 3 4 4 2 - - - - - 30 - Total Collections $ 302 $ 294 $ 179 $ 164 $ 137 $ 113 $ 14 $ 2 $ - $ - $ - $ - $ - $ 30 $ - Operating Disbursements 3 Domestic Merchandise Vendor $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 4 Import Merchandise Vendor - - - - - - - - - - - - - - - 5 Sales, Use, and Other Taxes (33) (14) (2) (28) (21) (18) (1) (7) (18) (16) (2) (0) (1) (1) (1) 6 Freight, Duty, and Broker (10) - - - - - - - - - - - - - - 7 Payroll and Benefits (18) (65) (20) (33) (12) (16) (71) (22) (20) (0) (13) (0) (2) (0) (7) 8 Occupancy (8) (13) (20) (7) (9) (14) (4) (4) (4) (4) (2) (4) (2) (2) (4) 9 Non-Marketing Operating (NFR) (11) (9) (11) (8) (11) (6) (5) (2) (5) (1) (1) (2) (2) (1) (2) 10 Marketing (4) (4) (2) (2) (2) (2) (0) - - - - - - - - 11 Other - - - - - - (59) - - - - - - - - Total Operating Disbursements $ (83) $ (104) $ (54) $ (78) $ (55) $ (56) $ (140) $ (35) $ (46) $ (21) $ (19) $ (7) $ (7) $ (4) $ (14) Non-Operating Disbursements 12 Debt Service and Fees $ (1) $ (1) $ (29) $ (1) $ (1) $ (1) $ (1,513) $ - $ - $ - $ (23) $ - $ - $ - $ (8) 13 Restructuring Professionals (1) (12) (0) (3) (0) (10) (0) (3) (0) (9) (0) (2) (0) (7) (11) 14 Other Non-Operating (1) (1) (0) (0) (0) (0) (0) - - - - - - - - Total Non-Operating Disbursements $ (2) $ (13) $ (30) $ (4) $ (1) $ (11)$ ( (1,513) $ 3) $ (0) $ (9) $ (23) $ (2) $ (0) $ (7) $ (19) Net Cash Flow $ 217 $ 177 $ 95 $ 82 $ 81 $ 47$ ( (1,639) $ 36) $ (46) $ (30) $ (42) $ (9) $ (7) $ 18 $ (33) Liquidity Short Term Investments Position 15 Book Cash - Beginning $ 1,843 $ 2,061 $ 2,237 $ 2,332 $ 2,414 $ 2,495 $ 2,542 $ 903 $ 867 $ 820 $ 791 $ 749 $ 740 $ 734 $ 752 16 Plus: Net Cash Flow 217 177 95 82 81 47 (1,639) (36) (46) (30) (42) (9) (7) 18 (33) 17 Plus: Revolver Draw/(Paydown) - - - - - - - - - - - - - - - 18 Plus: DIP/Escrow Cash Draw - - - - - - - - - - - - - - - 19 Plus: Treasury Transfers - - - - - - - - - - - - - - - Short Term Investments - Ending $ 2,061 $ 2,237 $ 2,332 $ 2,414 $ 2,495 $ 2,542 $ 903 $ 867 $ 820 $ 791 $ 749 $ 740 $ 734 $ 752 $ 719 20 DIP/Escrow Cash $ 50 $ 50 $ 50 $ 50 $ 50 $ 50 $ 50 $ 50 $ 50 $ 50 $ 50 $ 50 $ 50 $ 50 $ 50 21 Prof Fee Carveout Escrow (39) (30) (30) (28) (30) (20) (23) (20) (22) (14) (16) (13) (15) (8) - 22 Posted ABL Cash Collateral / Cash Collateral L/C (389) (521) (668) (833) (948) (1,078) - - - - - - - - - 23 Funded Reserve Account - - - - - - - - - - - - - - - Total Short Term Investments and Escrowed Funds $ 1,683 $ 1,736 $ 1,684 $ 1,603 $ 1,567 $ 1,493 $ 930 $ 897 $ 849 $ 827 $ 783 $ 777 $ 769 $ 794 $ 769 Intra-Month Minimum $ 1,397 $ 1,397 $ 930 $ 930 $ 930 $ 930 $ 930 $ 783 $ 783 $ 783 $ 783 $ 769 $ 769 $ 769 $ 769 Pre-Petition ABL Borrowing Base and Availability 24 Effective Borrowing Base $ 1,093 $ 951 $ 791 $ 613 $ 489 $ 348 $ - $ - $ - $ - $ - $ - $ - $ - $ - 25 Less: Outstanding ABL Draws (1,209) (1,209) (1,209) (1,209) (1,209) (1,209) - - - - - - - - - 26 Less: Letters of Credit (190) (190) (190) (190) (190) (190) - - - - - - - - - Subtotal $ (307) $ (449) $ (609) $ (787) $ (911)$ - (1,052) $ $ - $ - $ - $ - $ - $ - $ - $ - 27 Less: Pre-Petition Minimum Excess Availability $ (82) $ (71) $ (59) $ (46) $ (37) $ (26) $ - $ - $ - $ - $ - $ - $ - $ - $ - 28 Plus: Posted ABL Cash Collateral 389 521 668 833 948 1,078 - - - - - - - - - Total $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - Assumptions: � General: (i) Conversion to liquidating Chapter 11 at August 31, 2020, following unsuccessful 363 auction, with projection through the end of FY20; (ii) Jan FY'21 represents estimated minimum run rate for remainder of liquidating period; � Sales: (i) Inventory liquidated via GOB sale; (ii) At time of conversion, 50% of owned beauty inventory assumed to be private label or exclusive and excluded from GOB sales; assumed that beauty inventory purchased back at cost; (iii) Remainder of projected owned beauty inventory assumed to be sold at cost over 8-week period immediately following commencement of GOBs; royalty assumed payable on sales and captured in NFR disbursements; (iv) Other than $17.6MM of asset sales, assumed during the W/E 09/26, no other assets assumed sold during the forecast period. � GOB: The full chain closed stores liquidation would occur in two phases: (i) Phase I - The current (ongoing) closed store liquidation process would continue as planned; Gross Orderly Liquidation Value (GOLV) for Phase I is forecasted to be 123.5% of cost with all Phase 1 locations closed by end of fiscal September; and (ii) Phase II - Store liquidation process for all remaining stores, DC and in-transit inventory would commence on August 31, 2020; GOLV is estimated to be 139.5% of cost; � Gift card: Redemption rate post conversion is based on Gordon Brothers model for full-chain liquidation resulting in $57MM of redemptions through 12/05; � Gainshare & weekly participation: No assumed weekly participation receipts during the liquidation period; � Other receipts assumptions: Post-conversion FF&E sales of ~$23MM, per Gordon Brothers modeling, reflected through W/E 12/05; � Merchandise disbursements assumptions: All OTW (~$260MM) and in-transit inventory (~$160MM) at time of conversion to liquidating Chapter 11 assumed to be receipted in the ordinary course. Merchandise payables balances estimated at time of conversion (9/05) to liquidating Chapter 11 as follows: Import merchandise A/P: ~$155MM; and Domestic merchandise A/P: ~$50MM; � Payroll assumptions: (i) Supply chain payroll continues to accrue at 100% of forecast through 10/31; after 11/14 no supply chain payroll assumed; (ii) Stores severance / PTO / Retention is estimated at $61MM paid WE 12/05; (iii) Corporate severance / PTO / Retention is estimated at $56MM paid out as headcount is reduced from October to January; � Occupancy assumptions: All Phase I real property leases would be rejected on or prior to September 30, 2020 and all Phase II leases would be rejected prior to November 30, 2020; � Non-marketing operating assumptions: Forecast NFR costs are reduced over the liquidation period as follows: August - 100%; September - 60%; October 46%; November - 32%; December 9%; January 24%; � Miscellaneous assumptions: (i) No 503(b)(9) or contract cures paid, resulting in $93MM of other spend removed during the W/E 10/03 relative to the Second Updated Budget; (ii) Reflects Gordon Brothers fee of ~ 7 $65MM during the W/E 12/05 This page was prepared in July 2020 during the course of negotiations. The Company strongly believes the information contained herein does not provide any relevant information and is not an accurate reflection of the Company's current financial or operational position. Such information should not be relied upon by any investor or potential investor in the Company's securities. The Company makes no representation as to the accuracy or completeness of the information contained herein. J.C. Penney Company, Inc. Wind-Down Budget (US $ MMs) A / F FFFFFFFFFFFFFFF Fiscal Month Oct Oct Nov Nov Nov Nov Nov Dec Dec Dec Dec Jan Jan Jan Jan Fiscal Week 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 Year FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 Week Ending 24-Oct 31-Oct 7-Nov 14-Nov 21-Nov 28-Nov 5-Dec 12-Dec 19-Dec 26-Dec 2-Jan 9-Jan 16-Jan 23-Jan 30-Jan Net Sales $ 292 $ 284 $ 173 $ 155 $ 131 $ 107 $ 10 $ - $ - $ - $ - $ - $ - $ - $ - Collections & Disbursements Cash Receipts 1Sales Receipts $ 299 $ 290 $ 177 $ 158 $ 134 $ 110 $ 10 $ - $ - $ - $ - $ - $ - $ - $ - 2 Other Receipts 3 4 2 5 3 4 4 2 - - - - - 30 - Total Collections $ 302 $ 294 $ 179 $ 164 $ 137 $ 113 $ 14 $ 2 $ - $ - $ - $ - $ - $ 30 $ - Operating Disbursements 3 Domestic Merchandise Vendor $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 4 Import Merchandise Vendor - - - - - - - - - - - - - - - 5 Sales, Use, and Other Taxes (33) (14) (2) (28) (21) (18) (1) (7) (18) (16) (2) (0) (1) (1) (1) 6 Freight, Duty, and Broker (10) - - - - - - - - - - - - - - 7 Payroll and Benefits (18) (65) (20) (33) (12) (16) (71) (22) (20) (0) (13) (0) (2) (0) (7) 8 Occupancy (8) (13) (20) (7) (9) (14) (4) (4) (4) (4) (2) (4) (2) (2) (4) 9 Non-Marketing Operating (NFR) (11) (9) (11) (8) (11) (6) (5) (2) (5) (1) (1) (2) (2) (1) (2) 10 Marketing (4) (4) (2) (2) (2) (2) (0) - - - - - - - - 11 Other - - - - - - (59) - - - - - - - - Total Operating Disbursements $ (83) $ (104) $ (54) $ (78) $ (55) $ (56) $ (140) $ (35) $ (46) $ (21) $ (19) $ (7) $ (7) $ (4) $ (14) Non-Operating Disbursements 12 Debt Service and Fees $ (1) $ (1) $ (29) $ (1) $ (1) $ (1) $ (1,513) $ - $ - $ - $ (23) $ - $ - $ - $ (8) 13 Restructuring Professionals (1) (12) (0) (3) (0) (10) (0) (3) (0) (9) (0) (2) (0) (7) (11) 14 Other Non-Operating (1) (1) (0) (0) (0) (0) (0) - - - - - - - - Total Non-Operating Disbursements $ (2) $ (13) $ (30) $ (4) $ (1) $ (11)$ ( (1,513) $ 3) $ (0) $ (9) $ (23) $ (2) $ (0) $ (7) $ (19) Net Cash Flow $ 217 $ 177 $ 95 $ 82 $ 81 $ 47$ ( (1,639) $ 36) $ (46) $ (30) $ (42) $ (9) $ (7) $ 18 $ (33) Liquidity Short Term Investments Position 15 Book Cash - Beginning $ 1,843 $ 2,061 $ 2,237 $ 2,332 $ 2,414 $ 2,495 $ 2,542 $ 903 $ 867 $ 820 $ 791 $ 749 $ 740 $ 734 $ 752 16 Plus: Net Cash Flow 217 177 95 82 81 47 (1,639) (36) (46) (30) (42) (9) (7) 18 (33) 17 Plus: Revolver Draw/(Paydown) - - - - - - - - - - - - - - - 18 Plus: DIP/Escrow Cash Draw - - - - - - - - - - - - - - - 19 Plus: Treasury Transfers - - - - - - - - - - - - - - - Short Term Investments - Ending $ 2,061 $ 2,237 $ 2,332 $ 2,414 $ 2,495 $ 2,542 $ 903 $ 867 $ 820 $ 791 $ 749 $ 740 $ 734 $ 752 $ 719 20 DIP/Escrow Cash $ 50 $ 50 $ 50 $ 50 $ 50 $ 50 $ 50 $ 50 $ 50 $ 50 $ 50 $ 50 $ 50 $ 50 $ 50 21 Prof Fee Carveout Escrow (39) (30) (30) (28) (30) (20) (23) (20) (22) (14) (16) (13) (15) (8) - 22 Posted ABL Cash Collateral / Cash Collateral L/C (389) (521) (668) (833) (948) (1,078) - - - - - - - - - 23 Funded Reserve Account - - - - - - - - - - - - - - - Total Short Term Investments and Escrowed Funds $ 1,683 $ 1,736 $ 1,684 $ 1,603 $ 1,567 $ 1,493 $ 930 $ 897 $ 849 $ 827 $ 783 $ 777 $ 769 $ 794 $ 769 Intra-Month Minimum $ 1,397 $ 1,397 $ 930 $ 930 $ 930 $ 930 $ 930 $ 783 $ 783 $ 783 $ 783 $ 769 $ 769 $ 769 $ 769 Pre-Petition ABL Borrowing Base and Availability 24 Effective Borrowing Base $ 1,093 $ 951 $ 791 $ 613 $ 489 $ 348 $ - $ - $ - $ - $ - $ - $ - $ - $ - 25 Less: Outstanding ABL Draws (1,209) (1,209) (1,209) (1,209) (1,209) (1,209) - - - - - - - - - 26 Less: Letters of Credit (190) (190) (190) (190) (190) (190) - - - - - - - - - Subtotal $ (307) $ (449) $ (609) $ (787) $ (911)$ - (1,052) $ $ - $ - $ - $ - $ - $ - $ - $ - 27 Less: Pre-Petition Minimum Excess Availability $ (82) $ (71) $ (59) $ (46) $ (37) $ (26) $ - $ - $ - $ - $ - $ - $ - $ - $ - 28 Plus: Posted ABL Cash Collateral 389 521 668 833 948 1,078 - - - - - - - - - Total $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - Assumptions: � General: (i) Conversion to liquidating Chapter 11 at August 31, 2020, following unsuccessful 363 auction, with projection through the end of FY20; (ii) Jan FY'21 represents estimated minimum run rate for remainder of liquidating period; � Sales: (i) Inventory liquidated via GOB sale; (ii) At time of conversion, 50% of owned beauty inventory assumed to be private label or exclusive and excluded from GOB sales; assumed that beauty inventory purchased back at cost; (iii) Remainder of projected owned beauty inventory assumed to be sold at cost over 8-week period immediately following commencement of GOBs; royalty assumed payable on sales and captured in NFR disbursements; (iv) Other than $17.6MM of asset sales, assumed during the W/E 09/26, no other assets assumed sold during the forecast period. � GOB: The full chain closed stores liquidation would occur in two phases: (i) Phase I - The current (ongoing) closed store liquidation process would continue as planned; Gross Orderly Liquidation Value (GOLV) for Phase I is forecasted to be 123.5% of cost with all Phase 1 locations closed by end of fiscal September; and (ii) Phase II - Store liquidation process for all remaining stores, DC and in-transit inventory would commence on August 31, 2020; GOLV is estimated to be 139.5% of cost; � Gift card: Redemption rate post conversion is based on Gordon Brothers model for full-chain liquidation resulting in $57MM of redemptions through 12/05; � Gainshare & weekly participation: No assumed weekly participation receipts during the liquidation period; � Other receipts assumptions: Post-conversion FF&E sales of ~$23MM, per Gordon Brothers modeling, reflected through W/E 12/05; � Merchandise disbursements assumptions: All OTW (~$260MM) and in-transit inventory (~$160MM) at time of conversion to liquidating Chapter 11 assumed to be receipted in the ordinary course. Merchandise payables balances estimated at time of conversion (9/05) to liquidating Chapter 11 as follows: Import merchandise A/P: ~$155MM; and Domestic merchandise A/P: ~$50MM; � Payroll assumptions: (i) Supply chain payroll continues to accrue at 100% of forecast through 10/31; after 11/14 no supply chain payroll assumed; (ii) Stores severance / PTO / Retention is estimated at $61MM paid WE 12/05; (iii) Corporate severance / PTO / Retention is estimated at $56MM paid out as headcount is reduced from October to January; � Occupancy assumptions: All Phase I real property leases would be rejected on or prior to September 30, 2020 and all Phase II leases would be rejected prior to November 30, 2020; � Non-marketing operating assumptions: Forecast NFR costs are reduced over the liquidation period as follows: August - 100%; September - 60%; October 46%; November - 32%; December 9%; January 24%; � Miscellaneous assumptions: (i) No 503(b)(9) or contract cures paid, resulting in $93MM of other spend removed during the W/E 10/03 relative to the Second Updated Budget; (ii) Reflects Gordon Brothers fee of ~ 7 $65MM during the W/E 12/05

This page was prepared in July 2020 during the course of negotiations. The Company strongly believes the information contained herein does not provide any relevant information and is not an accurate reflection of the Company's current financial or operational position. Such information should not be relied upon by any investor or potential investor in the Company's securities. The Company makes no representation as to the accuracy or completeness of the information contained herein. J.C. Penney Company, Inc. Selected Assets and Liabilities Post-January'21 (US $ Millions) Selected Assets and Liabilities Post-January'21 Total Accrued Post-Petition Merchandise Payables (190) Accrued Post-Petition NFR Payables (125) Accrued Post-Petition Marketing Payables (40) Credit Card Processor Reserves $ 62 L/Cs Cash Collateralized @ 105% $ 200 8 This page was prepared in July 2020 during the course of negotiations. The Company strongly believes the information contained herein does not provide any relevant information and is not an accurate reflection of the Company's current financial or operational position. Such information should not be relied upon by any investor or potential investor in the Company's securities. The Company makes no representation as to the accuracy or completeness of the information contained herein. J.C. Penney Company, Inc. Selected Assets and Liabilities Post-January'21 (US $ Millions) Selected Assets and Liabilities Post-January'21 Total Accrued Post-Petition Merchandise Payables (190) Accrued Post-Petition NFR Payables (125) Accrued Post-Petition Marketing Payables (40) Credit Card Processor Reserves $ 62 L/Cs Cash Collateralized @ 105% $ 200 8

CONFIDENTIAL
SUBJECT TO FRE 408 AND ALL APPLICABLE CONFIDENTIALITY AGREEMENTS
FOR DISCUSSION PURPOSES ONLY

CONFIDENTIAL

4 SEPTEMBER 2020

EMERGENCE ANALYSIS

Project Lonestar

LAZARD

CONFIDENTIAL
SUBJECT TO FRE 408 AND ALL APPLICABLE CONFIDENTIALITY AGREEMENTS
FOR DISCUSSION PURPOSES ONLY

PROJECT LONESTAR

EMERGENCE ANALYSIS

Illustrative Exit Sources & Uses and Pro Forma Capitalization

($ in millions)

Set forth herein are the illustrative sources & uses and pro forma capitalization assuming a required $500 million ABL availability on an October 3 exit date

Sources & Uses

Sources		Uses	
New JCP			
Draw on Exit ABL	$497	Take-Back Debt to Lenders	$500
FILO	310	Cash Distribution to Lenders	318
Equity Investment	300	Cash to Balance Sheet	50
Take-Back Debt	500	Exit Facility Fees[1]	56
Wind-Down Estate			
Cash on Balance Sheet	$571	ABL Paydown	$1,263
Cash Collateral Balance	213		
Professional Fees Escrow	57	Emergence Costs:	
Asset Sale Proceeds	18	Professional Fees	$63
Inventory / Rent Reserve	11	Cure Costs	56
		503(b)(9) Claims	10
		May Stub Rent	5
		Funding of Swap Reserve	79
		DIP Exit Fee	27
		Accrued DIP Interest	1
		Accrued ABL Interest	1
		Accrued 1L Adequate Protection	16
		Other Closing Costs	30
Total Sources	**$2,477**	**Total Uses**	**$2,477**

Pro Forma Capitalization

	Pre-Petition Balance	Adj.	Pre-Emergence 10/3	Adj.	Exit Balance
ABL	$1,180	$83	$1,263	($766)	$497
New JCP FILO	--	--	--	310	310
New Money DIP Term Loan	--	450	450	(450)	--
Roll-Up DIP Term Loan	--	450	450	(450)	--
New JCP Take-Back Debt	--	--	--	500	500
First Lien Term Loan	1,521	(419)	1,102	(1,102)	--
First Lien Notes	500	(31)	469	(469)	--
Second Lien Notes	400	--	400	(400)	--
Short-Dated Notes	117	--	117	(117)	--
Long-Dated Notes	1,201	--	1,201	(1,201)	--
Total Debt	**$4,919**	**$533**	**$5,453**	**($4,145)**	**$1,307**
Cash	(475)	(96)	(571)	521	(50)
Net Debt	**$4,444**	**$437**	**$4,882**	**($3,624)**	**$1,257**
Liquidity:					
Cash	$475	$96	$571	($521)	$50
ABL Availability[2]	NA	NA	NA	500	500
Ending Liquidity	**$475**	**$96**	**$571**	**($21)**	**$550**

Pre-Emergence Borrowing Base[2]

Eligible CC Receivables	$26
(x) Advance Rate	*90.0%*
Availability from CC Receivables	**$24**
Eligible External Inventory	$1,547
(x) NOLV	*100.9%*
(x) Advance Rate	*85.0%*
Availability from Inventory	**$1,327**
(-) Reserves	($66)
(-) Swap Reserve	(78)
Borrowing Base	**$1,207**

Illustrative Upsized FILO

Eligible External Inventory	$1,547
(x) NOLV	*100.9%*
(x) Advance Rate[3]	*20.0%*
Availability from Inventory	**$312**
Contemplated Facility Size	*$310*

Pro Forma ABL Availability

Borrowing Base[2]	$1,207
(+) Release of Swap Claim	78
PF Borrowing Base	**$1,285**
(-) Letters of Credit	(138)
(-) Minimum Excess Availability[4]	(150)
(-) Draw	(497)
Pro Forma Availability	**$500**

Note: All S&U and borrowing base inputs per Alix Partners revised cash flow forecast dated 8/31.
1. Assumes 2.25% upfront fees on $2.0 billion Exit ABL commitment, 2.0% upfront fee on the FILO and 1.0% upfront fee on the take-back debt.
2. Assumes receivables / inventory as of 9/26 for a 10/3 exit.
3. Reflects 105% total advance on inventory.
4. Reflects excess availability blocker equal to the greater of (i) 10.0% of the line cap and (ii) $150mm.

LAZARD

1

WORKING DRAFT – SUBJECT TO APPLICABLE NDA
SUBJECT TO MATERIAL CHANGE
SUBJECT TO FRE 408

CONFIDENTIAL

JULY 2020

ILLUSTRATIVE POST-EMERGENCE CAPITAL STRUCTURE

JCPenney

LAZARD

WORKING DRAFT – SUBJECT TO APPLICABLE NDA SUBJECT TO MATERIAL CHANGE SUBJECT TO FRE 408 C O N F I D E N T I A L Disclaimer This presentation and all information contained therein (this“Presentation”) has been prepared at the direction of J. C. Penney Company, Inc.(“J. C.Penney” or the“Company”) and is being delivered for informational purposes only on behalf of the Company to a limited number of parties by the following financial and legal advisors: Lazard Frères & Co. LLC, Kirkland &Ellis LLP, and AlixPartners LLP (collectively, the“Advisors”). This Presentation is being provided as a preliminary draft and is subject to material change, does not purport to be all-inclusive or to necessarily contain all information that a prospective counterparty may desire in investigating the Company, and is subject to Federal Rule of Evidence 408 and all similar rules under applicable law. This Presentation has not been independently verified by the Advisors. None of the Company, the Advisors, their respective affiliates or their respective employees, directors, officers, contractors, advisors, members, successors, representatives or agents make any express or implied representation or warranty as to the accuracy or completeness of this Presentation, and no such party shall have any liability for any material misstatements, omissions or other errors in this Presentation or any other written or oral communications transmitted to the recipient in connection therewith. The recipient shall not rely on any information set forth in this Presentation, and should conduct its own independent investigation of the Company and any proposed transaction. This Presentation is provided as of the date hereof and is subject to change. Neither the Company nor the Advisors is under any obligation to update, amend or supplement this Presentation. The Company reserves the right, at any time, to negotiate with any one or more interested parties or to enter into any definitive agreement with respect to, or to determine not to proceed with, any transaction, without prior notice to any other interested parties. The Company reserves the unconditional right to terminate, at any time, and for any or no reason, further participation by any party and to modify any other procedures. Except as otherwise expressly agreed, the Company shall have no legal commitment or obligation to any recipient of this Presentation unless and until a definitive agreement has been fully executed. The existence and contents of this Presentation are being provided to you pursuant to the Confidentiality Agreement previously entered into by you and the Company (the“ConfidentialityAgreement”) and recipients are therefore bound by the Confidentiality Agreement in respect of all information contained in this presentation. This Presentation shall not constitute an offer, nor a solicitation of an offer, of the sale or purchase of securities, nor shall any securities of the Company be offered or sold, in any jurisdiction in which such an offer, solicitation or sale would be unlawful. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the transactions contemplated hereby or determined if this Presentation is truthful or complete. Recipients of this Presentation should not construe the contents hereof to constitute legal, tax, regulatory, financial, accounting or other advice. Any recipient of this Presentation should seek advice from its own independent tax advisor, legal counsel and/or other advisor with respect to such matters. In addition, this Presentation includes certain estimates, targets, projections and forward-looking statements provided by the Company with respect to the anticipated future performance of the Company. Such estimates, targets, projections and forward-looking statements reflect various assumptions and subjective judgments of management concerning the future performance of the Company, and are subject to significant business, economic and competitive risks, uncertainties and contingencies, many of which are beyond the control of the Company. Accordingly, these statements are inherently speculative, and there can be no assurances or guarantees that such estimates, targets, projections or forward-looking statements will be realized. Actual results may vary from anticipated results and such variations may be material. Past performance is not a guarantee of future results. No representations or warranties are made as to the accuracy or reasonableness of such assumptions or the estimates, targets, projections or forward-looking statements based thereon. You are cautioned not to place undue reliance upon any of these projections or statements, which speak only as of the date made. Each recipient of this Presentation should make an independent assessment of the merits of pursuing a transaction and should consult its own professional advisors. Except as otherwise expressly indicated herein, this Presentation speaks as of the date hereof and as of the date at which such information contained therein is expressed to be stated, as applicable. The delivery of this Presentation does not create any implication that there has been no change in the business and affairs of the Company since such date. Neither the Company nor the Advisors nor any of their respective directors, officers, employees, affiliates or representatives undertakes any obligation to update this Presentation or any of the information contained herein or to correct any inaccuracies or omissions that may become apparent. The Company reserves the right to conduct the process for the transaction as it determines in its sole discretion (including, without limitation, terminating further participation in the process by any party, rejecting any proposals or indications of interest, negotiating with any one or more prospective buyers and entering into any agreement with respect to any transaction without prior notice to you or any other person) and any procedures relating to such transaction may be changed at any time without prior notice to you or any other person. The recipient acknowledges that no representation or warranty, express or implied, has been made with respect to such process or proposed structuring. None of the Company, the Advisors or any of their respective affiliates has any legal, fiduciary or other duty to the recipient with respect to the manner in which the proposed process is conducted. No legal relationship shall be created between the Company or the Advisors and any recipient of this Presentation by virtue of the issuance or delivery of this Presentation. The recipient of this Presentation may not construe the contents of this Presentation as legal or investment advice. Each recipient should consult its own counsel, accountants, and business advisors as to legal, tax, and related matters concerning future involvement with the Company.WORKING DRAFT – SUBJECT TO APPLICABLE NDA SUBJECT TO MATERIAL CHANGE SUBJECT TO FRE 408 C O N F I D E N T I A L Disclaimer This presentation and all information contained therein (this“Presentation”) has been prepared at the direction of J. C. Penney Company, Inc.(“J. C.Penney” or the“Company”) and is being delivered for informational purposes only on behalf of the Company to a limited number of parties by the following financial and legal advisors: Lazard Frères & Co. LLC, Kirkland &Ellis LLP, and AlixPartners LLP (collectively, the“Advisors”). This Presentation is being provided as a preliminary draft and is subject to material change, does not purport to be all-inclusive or to necessarily contain all information that a prospective counterparty may desire in investigating the Company, and is subject to Federal Rule of Evidence 408 and all similar rules under applicable law. This Presentation has not been independently verified by the Advisors. None of the Company, the Advisors, their respective affiliates or their respective employees, directors, officers, contractors, advisors, members, successors, representatives or agents make any express or implied representation or warranty as to the accuracy or completeness of this Presentation, and no such party shall have any liability for any material misstatements, omissions or other errors in this Presentation or any other written or oral communications transmitted to the recipient in connection therewith. The recipient shall not rely on any information set forth in this Presentation, and should conduct its own independent investigation of the Company and any proposed transaction. This Presentation is provided as of the date hereof and is subject to change. Neither the Company nor the Advisors is under any obligation to update, amend or supplement this Presentation. The Company reserves the right, at any time, to negotiate with any one or more interested parties or to enter into any definitive agreement with respect to, or to determine not to proceed with, any transaction, without prior notice to any other interested parties. The Company reserves the unconditional right to terminate, at any time, and for any or no reason, further participation by any party and to modify any other procedures. Except as otherwise expressly agreed, the Company shall have no legal commitment or obligation to any recipient of this Presentation unless and until a definitive agreement has been fully executed. The existence and contents of this Presentation are being provided to you pursuant to the Confidentiality Agreement previously entered into by you and the Company (the“ConfidentialityAgreement”) and recipients are therefore bound by the Confidentiality Agreement in respect of all information contained in this presentation. This Presentation shall not constitute an offer, nor a solicitation of an offer, of the sale or purchase of securities, nor shall any securities of the Company be offered or sold, in any jurisdiction in which such an offer, solicitation or sale would be unlawful. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the transactions contemplated hereby or determined if this Presentation is truthful or complete. Recipients of this Presentation should not construe the contents hereof to constitute legal, tax, regulatory, financial, accounting or other advice. Any recipient of this Presentation should seek advice from its own independent tax advisor, legal counsel and/or other advisor with respect to such matters. In addition, this Presentation includes certain estimates, targets, projections and forward-looking statements provided by the Company with respect to the anticipated future performance of the Company. Such estimates, targets, projections and forward-looking statements reflect various assumptions and subjective judgments of management concerning the future performance of the Company, and are subject to significant business, economic and competitive risks, uncertainties and contingencies, many of which are beyond the control of the Company. Accordingly, these statements are inherently speculative, and there can be no assurances or guarantees that such estimates, targets, projections or forward-looking statements will be realized. Actual results may vary from anticipated results and such variations may be material. Past performance is not a guarantee of future results. No representations or warranties are made as to the accuracy or reasonableness of such assumptions or the estimates, targets, projections or forward-looking statements based thereon. You are cautioned not to place undue reliance upon any of these projections or statements, which speak only as of the date made. Each recipient of this Presentation should make an independent assessment of the merits of pursuing a transaction and should consult its own professional advisors. Except as otherwise expressly indicated herein, this Presentation speaks as of the date hereof and as of the date at which such information contained therein is expressed to be stated, as applicable. The delivery of this Presentation does not create any implication that there has been no change in the business and affairs of the Company since such date. Neither the Company nor the Advisors nor any of their respective directors, officers, employees, affiliates or representatives undertakes any obligation to update this Presentation or any of the information contained herein or to correct any inaccuracies or omissions that may become apparent. The Company reserves the right to conduct the process for the transaction as it determines in its sole discretion (including, without limitation, terminating further participation in the process by any party, rejecting any proposals or indications of interest, negotiating with any one or more prospective buyers and entering into any agreement with respect to any transaction without prior notice to you or any other person) and any procedures relating to such transaction may be changed at any time without prior notice to you or any other person. The recipient acknowledges that no representation or warranty, express or implied, has been made with respect to such process or proposed structuring. None of the Company, the Advisors or any of their respective affiliates has any legal, fiduciary or other duty to the recipient with respect to the manner in which the proposed process is conducted. No legal relationship shall be created between the Company or the Advisors and any recipient of this Presentation by virtue of the issuance or delivery of this Presentation. The recipient of this Presentation may not construe the contents of this Presentation as legal or investment advice. Each recipient should consult its own counsel, accountants, and business advisors as to legal, tax, and related matters concerning future involvement with the Company.

WORKING DRAFT – SUBJECT TO APPLICABLE NDA SUBJECT TO MATERIAL CHANGE SUBJECT TO FRE 408 C O N F I D E N T I A L Disclaimer (cont’d) “This business plan (the“DraftPlan”), dated as of July 8, 2020, and prepared at the direction of J. C. Penney Company, Inc.(“Company”), is required to be delivered pursuant to that certain (a) Restructuring Support Agreement, dated as of May 15, 2020 (the“RSA”), by and among J. C. Penney Corporation, Inc. and the Consenting First Lien Lenders and (b) Superpriority Senior Secured Debtor-in-Possession Credit and Guaranty Agreement, dated as of June 8, 2020 (as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time, the“DIP CreditAgreement”), by and among J.C. Penney Corporation, Inc., the lenders from time to time party thereto, GLAS USA LLC, as administrative agent, and the other parties thereto. Delivery of the Draft Plan is subject to approval by certain of the Consenting First Lien Lenders solely for purposes of Sections 16, 17 and 19, as applicable, of such Consenting First LienLenders’ respective non- disclosure agreements with the Company. Delivery of the Draft Plan is acknowledged by, and such delivery is acceptable to, such Consenting First Lien Lenders. Such acceptance does not constitute an approval of the Draft Plan under the DIP Credit Agreement or the RSA or an amendment, modification, substitution, or waiver of any provision of, or operate as an amendment, modification, substitution, or waiver of any right (including any approval or consent right), power or remedy of any Consenting First Lien Lender under the RSA or the DIP Credit Agreement with respect to the approval or withholding of approval of any modification, termination or assumption of any material lease, the sale of any real property, consent to any going out of business sale, or the right to increase or decrease the number of stores projected to be operated, or approval of the Draft Plan in connection with the July 14, 2020 milestone and the Consenting First Lien Lenders reserve all of their rights and remedies with respect thereto. The Draft Plan also does not constitute an agreement, commitment or obligation on the part of any of the applicable Consenting First Lien Lenders to structure or consummate the Transactions on the proposed terms and conditions described herein. The Draft Plan is not an offer or acceptance with respect to any securities or a solicitation of acceptances of a Chapter 11 Plan within the meaning of Section 1125 of the Bankruptcy Code. The proposed terms and conditions of the Draft Plan and the Transactions may be amended, modified or supplemented by the Consenting First Lien Lenders in their sole discretion at any time and from time to time during the course of discussions with you and any other parties for any reason. The Draft Plan is not exhaustive as to all of the terms and conditions which would govern the Transactions and is subject to review, completion and approval of accounting, business, legal, tax and other due diligence and the execution and delivery of definitive agreements satisfactory to the Consenting First Lien Lenders. The Draft Plan is strictly private and confidential and is not to be disclosed or relied upon in any manner whatsoever without the prior written consent of the Consenting First Lien Lenders. The Draft Plan is subject to the provisions and protections of Rule 408 of the Federal Rules of Evidence and other similar applicable statutes or doctrines protecting against the disclosure of confidential information and information exchanged in the context of settlement discussions (in each case, whether legal equitable, or otherwise and whether federal, state, or otherwise).”WORKING DRAFT – SUBJECT TO APPLICABLE NDA SUBJECT TO MATERIAL CHANGE SUBJECT TO FRE 408 C O N F I D E N T I A L Disclaimer (cont’d) “This business plan (the“DraftPlan”), dated as of July 8, 2020, and prepared at the direction of J. C. Penney Company, Inc.(“Company”), is required to be delivered pursuant to that certain (a) Restructuring Support Agreement, dated as of May 15, 2020 (the“RSA”), by and among J. C. Penney Corporation, Inc. and the Consenting First Lien Lenders and (b) Superpriority Senior Secured Debtor-in-Possession Credit and Guaranty Agreement, dated as of June 8, 2020 (as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time, the“DIP CreditAgreement”), by and among J.C. Penney Corporation, Inc., the lenders from time to time party thereto, GLAS USA LLC, as administrative agent, and the other parties thereto. Delivery of the Draft Plan is subject to approval by certain of the Consenting First Lien Lenders solely for purposes of Sections 16, 17 and 19, as applicable, of such Consenting First LienLenders’ respective non- disclosure agreements with the Company. Delivery of the Draft Plan is acknowledged by, and such delivery is acceptable to, such Consenting First Lien Lenders. Such acceptance does not constitute an approval of the Draft Plan under the DIP Credit Agreement or the RSA or an amendment, modification, substitution, or waiver of any provision of, or operate as an amendment, modification, substitution, or waiver of any right (including any approval or consent right), power or remedy of any Consenting First Lien Lender under the RSA or the DIP Credit Agreement with respect to the approval or withholding of approval of any modification, termination or assumption of any material lease, the sale of any real property, consent to any going out of business sale, or the right to increase or decrease the number of stores projected to be operated, or approval of the Draft Plan in connection with the July 14, 2020 milestone and the Consenting First Lien Lenders reserve all of their rights and remedies with respect thereto. The Draft Plan also does not constitute an agreement, commitment or obligation on the part of any of the applicable Consenting First Lien Lenders to structure or consummate the Transactions on the proposed terms and conditions described herein. The Draft Plan is not an offer or acceptance with respect to any securities or a solicitation of acceptances of a Chapter 11 Plan within the meaning of Section 1125 of the Bankruptcy Code. The proposed terms and conditions of the Draft Plan and the Transactions may be amended, modified or supplemented by the Consenting First Lien Lenders in their sole discretion at any time and from time to time during the course of discussions with you and any other parties for any reason. The Draft Plan is not exhaustive as to all of the terms and conditions which would govern the Transactions and is subject to review, completion and approval of accounting, business, legal, tax and other due diligence and the execution and delivery of definitive agreements satisfactory to the Consenting First Lien Lenders. The Draft Plan is strictly private and confidential and is not to be disclosed or relied upon in any manner whatsoever without the prior written consent of the Consenting First Lien Lenders. The Draft Plan is subject to the provisions and protections of Rule 408 of the Federal Rules of Evidence and other similar applicable statutes or doctrines protecting against the disclosure of confidential information and information exchanged in the context of settlement discussions (in each case, whether legal equitable, or otherwise and whether federal, state, or otherwise).”

WORKING DRAFT – SUBJECT TO APPLICABLE NDA
SUBJECT TO MATERIAL CHANGE
SUBJECT TO FRE 408

JCPenney

ILLUSTRATIVE POST-EMERGENCE CAPITAL STRUCTURE

New JCP / OpCo — Post Emergence Long-Term Cash Flows

($ in millions)

Set forth below is a summary of New JCP's long-term cash flows following the chapter 11 cases

Cash Flow Summary

	FY'20		FY'21				Annual			
	Oct	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21	FY'21	FY'22	FY'23	FY'24
Revenue	**$531**	**$2,510**	**$1,988**	**$2,183**	**$2,032**	**$2,998**	**$9,201**	**$9,487**	**$9,735**	**$10,058**
Cash Flow Walk:										
Adj. EBITDA	**($17)**	**$86**	**$49**	**$117**	**$21**	**$232**	**$419**	**$691**	**$772**	**$836**
(-) Capital Expenditures	(2)	(6)	(56)	(74)	(56)	(54)	(240)	(251)	(262)	(262)
(+/-) Δ in Net Working Capital	45	712	254	325	(505)	448	523	331	27	(9)
(+/-) Tax Income / (Expense)	--	--	--	--	--	--	--	--	--	--
(+) Asset Sale Proceeds	--	15	--	137	--	--	137	--	--	--
(+/-) Changes in Other Net Assets & Other[1]	(0)	(51)	(1)	(31)	(14)	(31)	(76)	(10)	(0)	(10)
Unlevered Free Cash Flow	**$26**	**$757**	**$247**	**$475**	**($554)**	**$595**	**$763**	**$761**	**$536**	**$554**
(-) Total Debt Service	--	(9)	(6)	(6)	(6)	(6)	(24)	(24)	(24)	(25)
Levered Free Cash Flow	**$26**	**$748**	**$241**	**$469**	**($560)**	**$589**	**$739**	**$737**	**$512**	**$530**
(-) Take-Back Debt Paydown	--	--	--	--	--	--	--	--	--	--
(+/-) ABL Draw / Repayment	(26)	(748)	(103)	--	--	--	(103)	--	--	--
Net Cash Flow	**$--**	**$--**	**$138**	**$469**	**($560)**	**$589**	**$636**	**$737**	**$512**	**$530**
(+) Beginning Cash	50	50	50	188	657	97	50	686	1,423	1,934
Ending Cash	**$50**	**$50**	**$188**	**$657**	**$97**	**$686**	**$686**	**$1,423**	**$1,934**	**$2,464**
ABL Borrowing Base	$1,725	$1,488	$1,398	$1,366	$1,646	$1,307	$1,307	$1,124	$1,111	$1,146
(-) ABL Outstanding	(851)	(103)	--	--	--	--	--	--	--	--
(-) Letters of Credit	(190)	(190)	(190)	(190)	(190)	(190)	(190)	(190)	(190)	(190)
(-) Minimum Excess Availability	(172)	(149)	(140)	(137)	(165)	(131)	(131)	(125)	(125)	(125)
(-) FILO Pushdown Reserve	--	--	--	--	--	--	--	(16)	(17)	(12)
Total Liquidity	**$561**	**$1,096**	**$1,256**	**$1,695**	**$1,387**	**$1,671**	**$1,671**	**$2,216**	**$2,713**	**$3,282**
Intra-Period Minimum	*$561*	*$1,096*	*$1,092*	*$1,455*	*$1,106*	*$1,671*	*$1,092*	*$1,751*	*$2,203*	*$2,720*
Capitalization Summary:										
ABL	$851	$103	$--	$--	$--	$--	$--	$--	$--	$--
FILO	150	150	150	150	150	150	150	150	150	150
Take-Back Debt	--	--	--	--	--	--	--	--	--	--
Total Debt	**$1,001**	**$253**	**$150**	**$150**	**$150**	**$150**	**$150**	**$150**	**$150**	**$150**
(-) Ending Cash	(50)	(50)	(188)	(657)	(97)	(686)	(686)	(1,423)	(1,934)	(2,464)
Net Debt	**$951**	**$203**	**($38)**	**($507)**	**$53**	**($536)**	**($536)**	**($1,273)**	**($1,784)**	**($2,314)**
TTM Net Leverage	*NA*	*NA*	*NA*	*NA*	*0.2x*	--	--	--	--	--
TTM Total Leverage	*NA*	*NA*	*NA*	*NA*	*0.5x*	*0.4x*	*0.4x*	*0.2x*	*0.2x*	*0.2x*
TTM Interest Coverage	*NA*	*NA*	*NA*	*NA*	*10.2x*	*17.2x*	*17.2x*	*28.6x*	*31.7x*	*34.0x*
TTM FCCR	*NA*	*NA*	*NA*	*NA*	*3.1x*	*7.4x*	*7.4x*	*18.2x*	*20.9x*	*23.3x*

Selected Commentary

- **Adj. EBITDA includes incremental base rent charges related to the REIT160 properties and the sale lease-back of the DCs in accordance with the JCP business plan update**
- **Significant cash flow generation post-emergence**
  - 4Q'20-FY'21 benefits from normalization of trade terms and working capital efficiency
  - FY'22-FY'24 benefits from increase in EBITDA/profitability
  - Cash flows used to pay down the ABL more permanently post emergence and would support repayment of any OpCo take-back debt over time
- **Significant liquidity cushion via ABL availability post emergence**

1. Includes changes in other assets / liabilities related to pension components and operating lease net asset change adjustments. Also includes charges related to corporate reorganization actions post-emergence / during FY'21

LAZARD

3

Select quarterly projections as of August 4, 2020 ($ millions) 1Q21 2Q21 3Q21 4Q21 Total Net Sales 1,921.1 2,106.0 1,958.0 2,898.6 Gross Profit 659.2 750.4 650.9 976.9 EBITDA 48.4 80.7 21.8 215.4 Unlevered FCF 110.9 427.7 (584.7) 519.8Select quarterly projections as of August 4, 2020 ($ millions) 1Q21 2Q21 3Q21 4Q21 Total Net Sales 1,921.1 2,106.0 1,958.0 2,898.6 Gross Profit 659.2 750.4 650.9 976.9 EBITDA 48.4 80.7 21.8 215.4 Unlevered FCF 110.9 427.7 (584.7) 519.8

J. C. Penney Company, Inc. Integrated 3-Statement Financial Model As of August 4, 2020* * Information relating to JCP REIT is as of July 10, 2020 Source: Internal information provided by J. C. Penney Company, Inc. DRAFT - SUBJECT TO CHANGE - FOR DISCUSSION PURPOSES ONLYJ. C. Penney Company, Inc. Integrated 3-Statement Financial Model As of August 4, 2020* * Information relating to JCP REIT is as of July 10, 2020 Source: Internal information provided by J. C. Penney Company, Inc. DRAFT - SUBJECT TO CHANGE - FOR DISCUSSION PURPOSES ONLY

J.C. Penney Company, Inc. Financial Statements - Assumptions

	P/L Item	Drivers & Levers	Assumption
	Store Sales	Units	Enterprise sales is assumed to grow at a 2% CAGR from 2022 - 2024
	eComm Net Sales	Units	eComm sales is assumed to grow at an 11% CAGR from 2022 - 2024 driven by a targeted growth in digital flagship channel starting 2021.
	Services Revenue	Service rendered	Mainly driven by Salon Revenues forecasted to inrease 10% year on year.
	Other eComm Rev Adjustments (incl. Comm shipping)		
	Credit Income	Credit Sales	Credit income is forcasted as a factor of credit sales. Credit Sales is assumed to decline in 2020 then grow steadily from 2021-2024 due to higher eComm Sales. Credit income mainly consists of Participation Income and Gain Share. Participation income is calculated at a net effective rate of x bps applied to Credit Sales. Gain share is calculated at a rate of x bps applied to Credit Sales.
	Stores COGS	Revenue	Cost of Sales is forecasted at an average of 61% of revenue and largely in line with historical margins.
	eComm COGS	Revenue	Cost of Sales is forecasted at an average of 70% of revenue a decrease from 2019 cost margin of 73%.
	Services COGS	Revenue	Forecast based on 2019 % margin to total services revenue at an average of 70%.
	Buying	Revenue / Headcount	Mainly consists of Store Salary and allocated administration costs. Applied at an average .05% of total net sales with assumed $10M bonus from 2021-2024.
	Distribution (Stores)	Revenue & Units	Forecast based on 2019 cost per unit adjusted for merit increases and net productivity factor(-3% average). This also includes annual impact from Sale/Leaseback of remaining facilities of $13M, $38M, $39M and $40M and $41M from 2020-24, respectively. Productivity strategies including increased units per carton (less handling), reduced SSC pick-pack (less handling / faster) merchandise, elimination of 2nd shift where possible (fixed cost structure), annual improvement in UPH (units per hour), and negotiations of key contracts to mitigate any cost increases and/or inflationary pressures.
	Distribution (eComm)	Revenue & Units	Forecast based on 2019 cost per unit adjusted for merit increases and net productivity factor.
	Enterprise Co-Op	Receipts	Forecast based on average of 2% receipts.
	Quality & Sourcing (PPV)	Revenue & Admin Costs	Pertains to Purchase Price Variance.
	Medical/Dental COGS	Headcount / Salary	Forecasted at 7% of total company salary which includes (Administrative, Store, and Supply Chain) Cost is expected to remain flat in 2020 then increase steadily as claims activity is anticipated to spike after greyhound announcement.
	Payroll Tax COGS	Headcount / Salary	Forecasted based on 9.9% total company salary.
	Other Revenue Adjustments		
	Store Payroll	Units sold	Payroll is broken down into Fixed and Variable designations based on analytical relationships identified in the 2019 actual results by store. Fixed payroll is composed of Store Management, minimum staffing required to operate the store, and vacation / non-productive (HPNW) associated with these categories. Variable payroll is composed of the variable tasks required to operate above minimum staffing as well as the in store incentive payroll primarily paid for Jewelry sales, as well as HPNW for the variable categories.

J.C. Penney Company, Inc. Financial Statements - Assumptions

	P/L Item	Drivers & Levers	Assumption
	Occupancy	Store count	Occupancy pertains to rent, real estate taxes, contingent rent, and common area maintenance charges. Forecast assumed store reductions from 2020-2021, afterwhich occupancy remains at a constant level.
	Facilities / Utilities	Store count & Revenue	Forecast assumed store reductions from 2020-2021. A 3% year on year escalation rate was applied from 2022 - 2024.
	General Expense	Revenue	Forecast reflects reductions in force beginning 2020 with a slight increase in 2021 due to incurred additional expenses related to store closing.
	Other Expense	Revenue	Mainly consists of store salaries, maintenance and repair cost and Misc Vendor payroll allowance. Forecasted at 1.1% - 1.2% of enterprise Co-Op.
	Gross Advertising	Revenue	Forecasted based on 5% of total net sales ; Digital advertising accounts for majority of Gross advertising yearly with an average of 45% of total. Channel spend allocation is determined based on past performance, but funds move between channels throughout the month as needed. Spend is optimized based on achieving a CPR [Cost per Revenue] goal for each media channel. When a channel/category/product is seeing strong conversions, more media dollars will be allocated to that channel/category/product.
	Co-op	[TBD]	Assumptions are in line with historical actuals.
	Technology Expense	Headcount / Mostly discretionary / Fixed	IT Expense consists of the following: a. US Salary - Assumes 2% merit starting F22, 3% in F24, $500k in incremental HC in F24 b. IN Salary - Assumes 10% merit starting F22 c. Staff Cap - Assumes limited development for business growth without hiring new dev staff; however grows each year as the team gets more efficient d. Fixed Fee Support - ASM / SRE - Assumes year over year efficiencies e. Legal, Travel - Legal expenses are not controllable but will budgeted to $1M total with travel (legal ~$500k) f. Facilities, Utilities - Assumes flat year over year g. Telephone / Network - Assumes reduction for smaller store footprint - majority of of store network costs hit store P&L h. Printing - Assumes flat year over year i. Baseline - Assumes year over year reductions in baseline, and incremental investments starting F22 (run rate impacts the following year j. Misc. Project consulting expense - Assumes CCPA and other consulting work continues at a reduced rate k. Misc. Project contractor expense - Assumes limited contractor expense dollars, especially in F22 to meet target, ramps up in F23 and F24 to fuel growth.
	eComm Expenses	Revenue	Contains fixed DLC Expense, Customer Care and other .com expenses. Forecast was based on 2019 actuals adjusted for merit for salaried charges and increase Customer Care of 5% per year (Variable Pay/Outside Services)in line with growth of .com units resulting in more customer call.
	Credit Expense	Credit Sales	The interchange rates are assued to increase from 1.33% to 1.51% in 2021. Afterwich, the forecast assumed a year on year increase of 10% beginning 2022 as a result of increase the mix flagship sales to total company sales. The interchange rates for Flagship sales are higher than stores there driving the expense upward.
	Risk	Revenue / Store Count	Risk expense was forecasted as a function of number of stores in operation. The forecast was based on 2019 actuals decreased by number of store closures.

J.C. Penney Company, Inc. Financial Statements - Assumptions

	P/L Item	Drivers & Levers	Assumption
	Bonus	Fixed / Discretionary	Forecast assumed no bonus payout in 2020. Bonus after Greyhound and Voluntary Early Retirement Program (VERP) is estimated at $60M.
	Equity	Revenue	Assumed at 0.1% net sales
	Pension (401K)	Headcount / Salary	Forecasted based on 2.65% of total company salary which includes (Administrative, Store, and Supply Chain)
	Medical/Dental SG&A	Headcount / Salary	Forecasted at 7% of total company salary which includes (Administrative, Store, and Supply Chain) Cost is expected to remain flat in 2020 then increase steadily as claims activity is anticipated to spike after greyhound announcement.
	Payroll Tax SG&A	Headcount / Salary	Forecasted based on 9.9% total company salary.
	Pension Service Cost	Total Salary	Forecasted based on 2.65% of total company salary which includes (Administrative, Store, and Supply Chain).
	Admin (excl. IT)	Headcount	This consists of store Salary, Vendor Funding, Travel, Outside services, Rent. Forecast is assumed at a constant level year on year.
	Corp. G&A		Consists of misc vendor support costs ($21M annually) and Gift card program and legal reserve at $12M and $11M yearly.
	Depreciation	Store Count	Accelerated Depreciation
	Real Estate & Other		Includes gain on disposal of assets
	Real Estate & Other - (non-op)		Includes gain on disposal of assets
	Reorganization		Includes reorganization related professional fees and emergence tranactions such as retirement of prepetition loans.
	Restructuring		Includes store closing expenses., Company Programs/Retention, and Severance.

J.C. Penney Company, Inc. Financial Statements - Assumptions

	B/S Item	Assumption
	Cash In-Transit / Store Cash, CC AR	A/R outstanding relate toa portion of Thursday, Friday and Saturday sales.
	Merchandise Inventory	2020 - 2020 - based on the latest JCP open-to-buy schedule. 2021 -2024 Used FP&A LRP plans adjusted for freight. 2021 -2024 Used FP&A LRP plans adjusted for freight.
	Prepaid Expenses and Other Assets	Includes Credit Gain Share Receivable, Credit Receivables and AP Trade Pre-payments. June actuals include $141M of prepaid inventories which are assumed to increase during the chapter 11 period and then decline in the two months following emergence.
	Property and equipment	Based on CapEx and Depreciation Rollforward Schedule.
	Operating lease assets	Pertains to Leased Go-Forward Stores. This factored in reduction for closing stores; Offset with Operating Lease Liabilities
	Prepaid pension	Based on actuarial report.
	Software in Service	Based on CapEx and Depreciation Rollforward Schedule.
	Intellectual Property	Includes Liz Clairborne, Modern Bride and Monet tradename valuations - updated at Q1 2020 per current sales projections.
	ABL Unamortized Fees	ABL Revolver Amortization schedule - write down upon emergence.
	Other Assets	Includes Director's Indemnification Trust; Liberty Mutual Cash Collateral and Executive Retention Bonuses (deferred expenses)
	Merchandise accounts payable	2020 - assumed to remain at ~$250M through emergence and then increasing to ~30 DPO following emergence. 2021 - DPO is assumed at an average of 35 to 50 days, peaking in Q2 in line with historical trend. 2022 - 2024 - DPO is assumed to slowly return to normal level ranging from 35 to 40 days on a quarter by quarter basis.
	NFR accounts payable	2020 - 2021 modeled in line with DIP budget assumptions. 2022 - 2024 - based on FP&A LRP plans.
	Accrued salaries	Monthly accrual of salaries earned but not paid.
	Accrued vacation, bonus, medical w/h & other	Incentive compensation plan (2020 based on retention plans) - $42M for the two quarters; 401K match; LTI plans; H&W ($14mm - IBNR); Accrued vacation (PTO; Hourly one week; special state plans) ; Includes yearly accrual of bonus of $70mm after VERP.
	Customer gift cards/Legal Settlements Gift Cards	GC Loads & GC Other using % of Sales from historical actuals; Redemptions at % of Load; Escheatment 8% of GC liability.
	Taxes other than income taxes	Detail schedule of Other Tax, Property Tax and Transaction Taxes.
	Accounts payable - Marketing	Forecasted as a % of advertising expense.
	Accounts payable - CapEx	Projected to align with CapEx spend increases
	Deferred Income	Pertain to current portion of GE 2019 signing bonus amortization.
	Sales return reserve - stores & .com	Based on net sales in the long range plan (LRP).
	Misc Vendor settlement	Assumes the continuation of Misc Vendor contract.
	Loyalty program liability	Developed from redemption rate % roll forward of 42%.
	Accrued Professional Fees	Includes professional feees in relation to restructuring. The assumption is in line with the DIP budget.
	Liabilities Subject to Compromise	Includes estimates for pre-petition payables based on June 2020 Balance Sheet. Assumes cure costs, 503(b)(9) and stub rent are included.
	Emergence exit cost	N/A
	Current portion of worker's comp	Roll-forward liability reserves from payroll and sales (auto,general included)
	Reserve for Litigation Exposure	Assumed accretion rate of 5% year on year.
	Current portion of retirement plans	Current payments for retired directors, SRP, BRP, etc.
	Other liability (current)	Includes funding of swap reserve of $78mm and payment of loan term accrued interest in October 2020 amounting to $20M.
	Current operating lease liabilities	Current portion of operating leases - updated for closing stores.
	Current portion of finance leases and note payable	Canon home office printer lease liability; vehicle leases
	Current maturities of long-term debt	Extinguished upon emergence.
	Noncurrent Operating Lease Liability	Long-term portion of operating leases - updated for closing stores

J.C. Penney Company, Inc. Financial Statements - Assumptions B/S Item Assumption Long-term finance leases and note Amotized yearly. payable Deferred taxes The net deferred tax liability decreased in 2020 primarily due to the increase in the Deferred Tax Asset balance related to Net Operating Loss Carryforward offset by an increase to the valuation allowance. Supp Pension & Other Pension, SRP, VERP, COLA and LESOP roll-forward by year. Postretirement Benefits Long-Term Portion of Worker's Roll-forward liability reserves from payroll and sales. Comp Developer / Tenant Allowances $21mm assumed to be transferred to PropCo. Environmental Reserves Assumed accretion rate of 5% year on year. Deferred Income Extension Bonus GE 2019 Signing Bonus Amortization Other liabilities (non current) The 2019 balance includes the interest rate swap liability of $63M. The swaps were discontinued in Q1 2020. J.C. Penney Company, Inc. Financial Statements - Assumptions B/S Item Assumption Long-term finance leases and note Amotized yearly. payable Deferred taxes The net deferred tax liability decreased in 2020 primarily due to the increase in the Deferred Tax Asset balance related to Net Operating Loss Carryforward offset by an increase to the valuation allowance. Supp Pension & Other Pension, SRP, VERP, COLA and LESOP roll-forward by year. Postretirement Benefits Long-Term Portion of Worker's Roll-forward liability reserves from payroll and sales. Comp Developer / Tenant Allowances $21mm assumed to be transferred to PropCo. Environmental Reserves Assumed accretion rate of 5% year on year. Deferred Income Extension Bonus GE 2019 Signing Bonus Amortization Other liabilities (non current) The 2019 balance includes the interest rate swap liability of $63M. The swaps were discontinued in Q1 2020.

CONSOLIDATED NEW JCP INCOME STATEMENT
($ millions)

Fiscal Year	2020	2020	2020	2020	2020	2020	2020	2020	2020	2020	2020	2020
Quarter	Q1	Q1	Q1	Q2	Q2	Q2	Q3	Q3	Q3	Q4	Q4	Q4
Month Period	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan
INCOME STATEMENT												
Revenue:												
Stores	589	123	1	118	442	413	500	359	359	686	773	262
eComm Net Sales	103	93	118	152	96	97	108	85	123	342	186	83
Total Net Sales	749	236	97	266	582	552	657	476	527	1,082	1,002	383
Credit Income	44	21	49	7	40	22	23	19	17	8	7	28
Total Revenue	793	257	146	273	622	573	680	495	544	1,090	1,009	410
Store and Ecommerce Cost of Goods Sold:												
Stores	(400)	(96)	3	(55)	(217)	(287)	(425)	(287)	(241)	(455)	(498)	(191)
eComm	(84)	(64)	(77)	(97)	(67)	(72)	(76)	(61)	(84)	(250)	(134)	(58)
Total Store and Ecommerce COGS	(484)	(160)	(74)	(152)	(284)	(359)	(500)	(348)	(326)	(705)	(632)	(249)
Total Cost of Goods Sold	(56)	(33)	(5)	(14)	(51)	(47)	(50)	(34)	(60)	(66)	(53)	(56)
Store General & Administrative:												
Store Payroll	(88)	(49)	(1)	(9)	(39)	(47)	(64)	(50)	(44)	(75)	(65)	(47)
Occupancy	(31)	(29)	(29)	(32)	(39)	(25)	(28)	(25)	(21)	(19)	(23)	(27)
Total Store G&A	(151)	(99)	(46)	(55)	(95)	(102)	(124)	(103)	(90)	(124)	(117)	(98)
Total SG&A	(127)	(100)	(49)	(58)	(68)	(101)	(102)	(86)	(94)	(143)	(117)	(76)
Total SG&A Including Stores	(278)	(199)	(95)	(113)	(163)	(203)	(226)	(189)	(183)	(267)	(234)	(174)
Total Other Expenses	(52)	(41)	(195)	(126)	(61)	(184)	(139)	2,341	(58)	(55)	(29)	(17)
Operating Profit/(Loss)	(77)	(177)	(223)	(132)	63	(220)	(235)	2,265	(83)	(3)	61	(85)
Interest	(25)	(23)	(104)	(25)	(22)	(23)	(46)	(27)	-	-	(20)	-
(a) Taxes	(1)	(1)	62	1	(2)	-	-	-	-	-	-	-
NI/(Loss) from Continuing Operations	(96)	(192)	(258)	(148)	47	(236)	(274)	2,245	(75)	4	49	(78)

(a) Tax analysis still ongoing so not included in current financial forecast

CONSOLIDATED NEW JCP INCOME STATEMENT
($ millions)

Fiscal Year	2021	2021	2021	2021
Quarter	Q1	Q2	Q3	Q4
INCOME STATEMENT				
Revenue:				
Stores	1,453	1,647	1,482	2,133
eComm Net Sales	337	337	354	612
Total Net Sales	1,921	2,106	1,958	2,899
Credit Income	67	77	74	99
Total Revenue	1,988	2,183	2,032	2,998
Store and Ecommerce Cost of Goods Sold:				
Stores	(896)	(997)	(938)	(1,313)
eComm	(235)	(237)	(247)	(455)
Total Store and Ecommerce COGS	(1,131)	(1,234)	(1,185)	(1,769)
Total Cost of Goods Sold	(140)	(137)	(137)	(177)
Store General & Administrative:				
Store Payroll	(195)	(218)	(202)	(242)
Occupancy	(81)	(82)	(83)	(93)
Total Store G&A	(354)	(380)	(360)	(412)
Total SG&A	(314)	(316)	(329)	(409)
Total SG&A Including Stores	(668)	(696)	(689)	(821)
Total Other Expenses	(102)	(138)	(93)	(93)
Operating Profit/(Loss)	(52)	(21)	(72)	139
Interest	(18)	(16)	(13)	(12)
(a) Taxes	-	-	-	-
NI/(Loss) from Continuing Operations	(57)	(24)	(72)	123

CONSOLIDATED NEW JCP INCOME STATEMENT
($ millions)

Fiscal Year	2022	2023	2024
INCOME STATEMENT			
Revenue:			
Stores	6,692	6,725	6,807
eComm Net Sales	1,926	2,119	2,331
Total Net Sales	9,164	9,404	9,716
Credit Income	323	331	342
Total Revenue	9,487	9,735	10,058
Store and Ecommerce Cost of Goods Sold:			
Stores	(3,996)	(3,960)	(4,013)
eComm	(1,343)	(1,502)	(1,651)
Total Store and Ecommerce COGS	(5,339)	(5,462)	(5,663)
Total Cost of Goods Sold	(595)	(604)	(617)
Gross Sales Margin	3,229	3,338	3,435
Store General & Administrative:			
Store Payroll	(844)	(850)	(850)
Occupancy	(376)	(381)	(396)
Total Store G&A	(1,529)	(1,546)	(1,571)
Total SG&A	(1,332)	(1,352)	(1,371)
Total SG&A Including Stores	(2,862)	(2,898)	(2,942)
Total Other Expenses	(311)	(279)	(257)
Operating Profit/(Loss)	380	493	579
Interest	(40)	(26)	(24)
(a) Taxes	-	-	-
NI/(Loss) from Continuing Operations	374	501	589

CONSOLIDATED JCP REIT INCOME STATEMENT
($ millions)

Fiscal Year	2020	2020	2020	2020
Quarter	Q3	Q4	Q4	Q4
Month Period	Oct	Nov	Dec	Jan
INCOME STATEMENT				
Rental Income:				
Stores	9	10	9	9
Rental Income	9	10	9	9
Store General & Administrative:				
Store Payroll				
Occupancy	(4)	(5)	(4)	(4)
FM: Facility/Utilties				
General Expense				
Other Store Expense				
Total Store G&A	(4)	(5)	(4)	(4)
Selling, General & Administrative:				
Gross Advertising				
Co-op				
Technology Expense				
eComm Expenses				
PLCC/Interchange				
Risk				
Bonus				
Equity				
Pension (401K)				
Medical/Dental SG&A				
Payroll Tax SG&A				
Pension Service Cost				
Admin (excl. IT)	(0)	(1)	(0)	(0)
Corp. G&A	(0)	(0)	(0)	(0)
Total SG&A	(1)	(1)	(1)	(1)
Total SG&A Including Stores	(5)	(6)	(5)	(5)
Other Expenses:				
Depreciation	(7)	(9)	(7)	(7)
Real Estate & Other				
Real Estate & Other - (non-op)				
Reorganization				
Restructuring				
Total Other Expenses	(7)	(9)	(7)	(7)
Operating Profit/(Loss)	(3)	(5)	(3)	(3)
Other Pension Components				
Interest	-	-	(12)	-
Taxes	-	-	-	-
NI/(Loss) from Continuing Operations	(3)	(5)	(15)	(3)

CONSOLIDATED JCP REIT INCOME STATEMENT
($ millions)

Fiscal Year	2021	2021	2021	2021
Quarter	Q1	Q2	Q3	Q4
INCOME STATEMENT				
Rental Income:				
Stores	29	29	34	44
Rental Income	29	29	34	44
Store General & Administrative:				
Store Payroll	-	-	-	-
Occupancy	(14)	(14)	(14)	(14)
FM: Facility/Utilties	-	-	-	-
General Expense	-	-	-	-
Other Store Expense	-	-	-	-
Total Store G&A	(14)	(14)	(14)	(14)
Selling, General & Administrative:				
Gross Advertising	-	-	-	-
Co-op	-	-	-	-
Technology Expense	-	-	-	-
eComm Expenses	-	-	-	-
PLCC/Interchange	-	-	-	-
Risk	-	-	-	-
Bonus	-	-	-	-
Equity	-	-	-	-
Pension (401K)	-	-	-	-
Medical/Dental SG&A	-	-	-	-
Payroll Tax SG&A	-	-	-	-
Pension Service Cost	-	-	-	-
Admin (excl. IT)	(1)	(1)	(2)	(2)
Corp. G&A	(1)	(1)	(1)	(1)
Total SG&A	(3)	(3)	(3)	(3)
Total SG&A Including Stores	(17)	(17)	(17)	(17)
Other Expenses:				
Depreciation	(24)	(24)	(23)	(23)
Real Estate & Other	-	-	-	-
Real Estate & Other - (non-op)	-	-	-	-
Reorganization	-	-	-	-
Restructuring	-	-	-	-
Total Other Expenses	(24)	(24)	(23)	(23)
Operating Profit/(Loss)	(12)	(11)	(6)	4
Other Pension Components	-	-	-	-
Interest	(12)	(12)	(12)	(12)
Taxes	-	-	-	-
NI/(Loss) from Continuing Operations	(23)	(23)	(18)	(8)

CONSOLIDATED JCP REIT INCOME STATEMENT
($ millions)

Fiscal Year	2022	2023	2024
INCOME STATEMENT			
Rental Income:			
Stores	177	179	182
Rental Income	177	179	182
Store General & Administrative:			
Store Payroll	-	-	-
Occupancy	(55)	(55)	(55)
FM: Facility/Utilties	-	-	-
General Expense	-	-	-
Other Store Expense	-	-	-
Total Store G&A	(55)	(55)	(55)
Selling, General & Administrative:			
Gross Advertising	-	-	-
Co-op	-	-	-
Technology Expense	-	-	-
eComm Expenses	-	-	-
PLCC/Interchange	-	-	-
Risk	-	-	-
Bonus	-	-	-
Equity	-	-	-
Pension (401K)	-	-	-
Medical/Dental SG&A	-	-	-
Payroll Tax SG&A	-	-	-
Pension Service Cost	-	-	-
Admin (excl. IT)	(9)	(9)	(9)
Corp. G&A	(5)	(5)	(5)
Total SG&A	(14)	(14)	(14)
Total SG&A Including Stores	(69)	(70)	(70)
Other Expenses:			
Depreciation	(84)	(64)	(52)
Real Estate & Other	-	-	-
Real Estate & Other - (non-op)	-	-	-
Reorganization	-	-	-
Restructuring	-	-	-
Total Other Expenses	(84)	(64)	(52)
Operating Profit/(Loss)	23	45	60
Other Pension Components	-	-	-
Interest	(45)	(45)	(45)
Taxes	-	-	-
NI/(Loss) from Continuing Operations	(22)	0	15

CONSOLIDATED JCP REIT BALANCE SHEETS
($ millions)

Fiscal Year	2020	2020	2020	2020	2020
Quarter	Q3	Q3	Q4	Q4	Q4
Month Period	Sep	Oct	Nov	Dec	Jan
ASSETS					
Current Assets					
Short-term investments	-	15	15	15	15
Total Current Assets	-	15	15	15	15
Other Assets					
Property and equipment (net of accumulated deprecia	1,031	1,024	1,014	1,007	1,000
Total Other Assets	1,031	1,024	1,014	1,007	1,000
TOTAL ASSETS	1,031	1,039	1,029	1,022	1,015
LIABILITIES AND SHAREHOLDERS' EQUITY					
Current Liabilities					
Total Current Liabilities	-	-	-	-	-
Noncurrent Liabilities					
Noncurrent Operating Lease Liability	-	-	-	-	-
Long-term finance leases and note payable	-	-	-	-	-
Long-term debt:					
Revolver	17	28	24	32	28
FILO	-	-	-	-	-
Take-Back Term Loan	-	-	-	-	-
REIT Secured Loan	500	500	500	500	500
1L Term Loan	-	-	-	-	-
1L Notes	-	-	-	-	-
2L Notes	-	-	-	-	-
Unsecured Debt	-	-	-	-	-
DIP Term Loan	-	-	-	-	-
Deferred taxes	-	-	-	-	-
Supp Pension & Other Postretirement Benefits	-	-	-	-	-
Long-Term Portion of Worker's Comp	-	-	-	-	-
Developer / Tenant Allowances	21	20	20	20	20
Environmental Reserves	-	-	-	-	-
Deferred Income Extension Bonus	-	-	-	-	-
Other liabilities	-	-	-	-	-
Total Noncurrent Liabilities	538	548	544	552	548
Stockholders' Equity					
Total Stockholders' Equity	493	490	485	470	467
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY.........	1,031	1,039	1,029	1,022	1,015

CONSOLIDATED JCP REIT BALANCE SHEETS
($ millions)

Fiscal Year	2021	2021	2021	2021
Quarter	Q1	Q2	Q3	Q4
ASSETS				
Current Assets				
Short-term investments	15	15	15	15
Total Current Assets	15	15	15	15
Other Assets				
Property and equipment (net of accumulated depreci	976	952	929	906
Total Other Assets	976	952	929	906
TOTAL ASSETS	991	967	944	921
LIABILITIES AND SHAREHOLDERS' EQUITY				
Current Liabilities				
Total Current Liabilities	-	-	-	-
Noncurrent Liabilities				
Noncurrent Operating Lease Liability	-	-	-	-
Long-term finance leases and note payable	-	-	-	-
Long-term debt:	-	-	-	-
Revolver	28	28	24	9
FILO	-	-	-	-
Take-Back Term Loan	-	-	-	-
REIT Secured Loan	500	500	500	500
1L Term Loan	-	-	-	-
1L Notes	-	-	-	-
2L Notes	-	-	-	-
Unsecured Debt	-	-	-	-
DIP Term Loan	-	-	-	-
Deferred taxes	-	-	-	-
Supp Pension & Other Postretirement Benefits	-	-	-	-
Long-Term Portion of Worker's Comp	-	-	-	-
Developer / Tenant Allowances	19	19	18	18
Environmental Reserves	-	-	-	-
Deferred Income Extension Bonus	-	-	-	-
Other liabilities	-	-	-	-
Total Noncurrent Liabilities	547	547	542	527
Stockholders' Equity				
Total Stockholders' Equity	443	420	403	395
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY.........	991	967	944	921

CONSOLIDATED JCP REIT BALANCE SHEETS ($ millions) Fiscal Year 2022 2023 2024 ASSETS Current Assets Short-term investments 67 131 197 Total Current Assets 67 131 197 Other Assets Property and equipment (net of accumulated deprecia 822 758 706 Total Other Assets 822 758 706 TOTAL ASSETS 889 889 902 LIABILITIES AND SHAREHOLDERS’ EQUITY Current Liabilities Total Current Liabilities ——Noncurrent Liabilities Noncurrent Operating Lease Liability ——Long-term finance leases and note payable ——Long-term debt: ——Revolver ——FILO ——Take-Back Term Loan ——REIT Secured Loan 500 500 500 1L Term Loan ——1L Notes ——2L Notes ——Unsecured Debt ——DIP Term Loan ——Deferred taxes ——Supp Pension & Other Postretirement Benefits ——Long-Term Portion of Worker’s Comp ——Developer / Tenant Allowances 16 15 14 Environmental Reserves ——Deferred Income Extension Bonus ——Other liabilities ——Total Noncurrent Liabilities 516 515 514 Stockholders’ Equity Total Stockholders’ Equity 373 374 388 TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY……… 889 889 902

CONSOLIDATED JCP REIT CASH FLOW STATEMENT
($ millions)

Fiscal Year	2020	2020	2020	2020
Quarter	Q3	Q4	Q4	Q4
Month Period	Oct	Nov	Dec	Jan
CASH FLOW STATEMENT				
Cash Flows From Operations:				
Net Income	(3)	(5)	(15)	(3)
Depreciation	7	9	7	7
Gain / loss on disposal / Impairment				
Change in Inventory	-	-	-	-
Change in Current Assets	-	-	-	-
Change in Other Assets	-	-	-	-
Change in Merchandise AP	-	-	-	-
Change in Other Current Liabilities	-	-	-	-
Change in Other Noncurrent Liabilities	(1)	-	-	-
Net Cash from Operations	3	4	(8)	4
Financing Activities:				
Proceeds from issuance of long-term debt				
Proceeds from borrowings under DIP loan				
Net Revolver borrowings / repayments	12	(4)	8	(4)
Premium on early retirement of debt				
Net Exit FILO borrowings / repayments				
Net Exit Term Loan borrowings / repayments				
Financing costs				
Emergence related impact				
Other	-	-	-	-
Net Cash Used In Financing	12	(4)	8	(4)
Net Change in Cash	15	0	(0)	0

CONSOLIDATED JCP REIT CASH FLOW STATEMENT
($ millions)

Fiscal Year	2021	2021	2021	2021
Quarter	Q1	Q2	Q3	Q4
CASH FLOW STATEMENT				
Cash Flows From Operations:				
Net Income	(23)	(23)	(18)	(8)
Depreciation	24	24	23	23
Gain / loss on disposal / Impairment				
Change in Inventory	-	-	-	-
Change in Current Assets	-	-	-	-
Change in Other Assets	-	-	-	-
Change in Merchandise AP	-	-	-	-
Change in Other Current Liabilities	-	-	-	-
Change in Other Noncurrent Liabilities	(1)	-	(1)	-
Net Cash from Operations	(0)	0	4	15
Financing Activities:				
Proceeds from issuance of long-term debt				
Proceeds from borrowings under DIP loan				
Net Revolver borrowings / repayments	0	(0)	(4)	(15)
Premium on early retirement of debt				
Net Exit FILO borrowings / repayments				
Net Exit Term Loan borrowings / repayments				
Financing costs				
Emergence related impact				
Other	-	-	-	-
Net Cash Used In Financing..................................	0	(0)	(4)	(15)
Net Change in Cash..	0	(0)	0	0

CONSOLIDATED JCP REIT CASH FLOW STATEMENT ($ millions) Fiscal Year 2022 2023 2024 CASH FLOW STATEMENT Cash Flows From Operations: Net Income (22) 0 15 Depreciation 84 64 52 Gain / loss on disposal / Impairment Change in Inventory ——Change in Current Assets ——Change in Other Assets ——Change in Merchandise AP ——Change in Other Current Liabilities ——Change in Other Noncurrent Liabilities (2) (1) (1) Net Cash from Operations 60 64 66 Financing Activities: Proceeds from issuance of long-term debt Proceeds from borrowings under DIP loan Net Revolver borrowings / repayments (9) — Premium on early retirement of debt Net Exit FILO borrowings / repayments Net Exit Term Loan borrowings / repayments Financing costs Emergence related impact Other ——Net Cash Used In Financing…………………… (9) — Net Change in Cash……………………………… 52 64 66

2020 NEW JCP OPERATING PROFIT
($ millions)

	2020 Total	Stores	Ecomm	Corp
OPERATING PROFIT				
Revenue:				
Stores	4,624	4,624	-	-
eComm Net Sales	1,585	-	1,585	-
Services	290	290	-	-
Other (incl. Comm shipping)	109	-	101	8
Total Net Sales	6,608	4,914	1,686	8
Credit Income	284	-	-	284
Total Revenue	6,892	4,914	1,686	292
Store and Ecommerce Cost of Goods Sold:				
Stores	(3,149)	(3,149)	-	-
eComm	(1,123)	-	(1,123)	-
Total Store and Ecommerce COGS	(4,272)	(3,149)	(1,123)	-
Store Gross Profit	1,474	1,474	-	-
eComm Gross Profit	462	-	462	-
Enterprise Gross Profit	1,936	1,474	462	-
Other Cost of Goods Sold:				
Services	(216)	(216)	-	-
Buying	(32)	-	-	(32)
Distribution	(139)	(74)	(65)	-
Enterprise Co-op	73	-	-	73
Quality & Sourcing (PPV)	(10)	-	-	(10)
Medical/Dental COGS	(23)	-	-	(23)
Payroll Tax COGS	(16)	-	-	(16)
Other	(161)	-	(101)	(60)
Total Cost of Goods Sold	(524)	(289)	(166)	(69)
Gross Sales Margin	1,811	1,475	397	(61)
Store General & Administrative:				
Store Payroll	(580)	(580)	-	-
Occupancy	(329)	(329)	-	-
FM: Facility/Utilties	(220)	(220)	-	-
General Expense	(47)	(47)	-	-
Other Store Expense	(29)	(29)	-	-
Total Store G&A	(1,205)	(1,205)	-	-
Selling, General & Administrative:				
Gross Advertising	(331)	-	-	(331)
Co-op	10	-	-	10
Technology Expense	(170)	-	(30)	(140)
eComm Expenses	(53)	-	(53)	-
PLCC/Interchange	(54)	-	-	(54)
Risk	(62)	-	-	(62)
Bonus	(15)	-	-	(15)
Equity	9	-	-	9
Pension (401K)	(26)	-	-	(26)
Medical/Dental SG&A	(91)	-	-	(91)
Payroll Tax SG&A	(64)	-	-	(64)
Pension Service Cost	(29)	-	-	(29)
Admin (excl. IT)	(230)	-	-	(230)
Corp. G&A	(13)	-	-	(13)
Total SG&A	(1,119)	-	(83)	(1,036)
Total SG&A Including Stores	(2,325)	(1,205)	(83)	(1,036)
Other Expenses:				
Depreciation	(551)	-	-	(551)
Real Estate & Other	19	-	-	19
Real Estate & Other - (non-op)	10	-	-	10
Reorganization	(178)	-	-	(178)
Restructuring	(377)	-	-	(377)
Total Other Expenses	(1,077)	-	-	(1,077)
Operating Profit/(Loss)	(1,306)	270	313	(1,890)

2021 NEW JCP OPERATING PROFIT
($ millions)

	2021 Total	Stores	Ecomm	Corp
OPERATING PROFIT				
Revenue:				
Stores	6,715	6,715	-	-
eComm Net Sales	1,640	-	1,640	-
Services	412	412	-	-
Other (incl. Comm shipping)	117	-	111	6
Total Net Sales	8,884	7,127	1,750	6
Credit Income	317	-	-	317
Total Revenue	9,201	7,127	1,750	323
Store and Ecommerce Cost of Goods Sold:				
Stores	(4,144)	(4,144)	-	-
eComm	(1,174)	-	(1,174)	-
Total Store and Ecommerce COGS	(5,318)	(4,144)	(1,174)	-
Store Gross Profit	2,572	2,572	-	-
eComm Gross Profit	466	-	466	-
Enterprise Gross Profit	3,037	2,572	466	-
Other Cost of Goods Sold:				
Services	(293)	(293)	-	-
Buying	(40)	-	-	(40)
Distribution	(174)	(100)	(74)	-
Enterprise Co-op	102	-	-	102
Quality & Sourcing (PPV)	11	-	-	11
Medical/Dental COGS	(14)	-	-	(14)
Payroll Tax COGS	(20)	-	-	(20)
Other	(161)	-	(111)	(51)
Total Cost of Goods Sold	(590)	(392)	(184)	(14)
Gross Sales Margin	2,976	2,591	392	(7)
Store General & Administrative:				
Store Payroll	(858)	(858)	-	-
Occupancy	(339)	(339)	-	-
FM: Facility/Utilties	(226)	(226)	-	-
General Expense	(55)	(55)	-	-
Other Store Expense	(28)	(28)	-	-
Total Store G&A	(1,506)	(1,506)	-	-
Selling, General & Administrative:				
Gross Advertising	(458)	-	-	(458)
Co-op	16	-	-	16
Technology Expense	(165)	-	(36)	(129)
eComm Expenses	(55)	-	(55)	-
PLCC/Interchange	(74)	-	-	(74)
Risk	(56)	-	-	(56)
Bonus	(60)	-	-	(60)
Equity	(12)	-	-	(12)
Pension (401K)	(34)	-	-	(34)
Medical/Dental SG&A	(77)	-	-	(77)
Payroll Tax SG&A	(108)	-	-	(108)
Pension Service Cost	(21)	-	-	(21)
Admin (excl. IT)	(229)	-	-	(229)
Corp. G&A	(33)	-	-	(33)
Total SG&A	(1,368)	-	(91)	(1,276)
Total SG&A Including Stores	(2,873)	(1,506)	(91)	(1,276)
Other Expenses:				
Depreciation	(338)	-	-	(338)
Real Estate & Other	-	-	-	-
Real Estate & Other - (non-op)	(24)	-	-	(24)
Reorganization	-	-	-	-
Restructuring	(64)	-	-	(64)
Total Other Expenses	(425)	-	-	(425)
Operating Profit/(Loss)	(6)	1,085	301	(1,392)

NEW JCP STORES OPERATING PROFIT ($ millions) Fiscal Year 2020 2020 2020 2020 2020 2020 2020 2020 2020 2020 2020 2020 Quarter Q1 Q1 Q1 Q2 Q2 Q2 Q3 Q3 Q3 Q4 Q4 Q4 Month Period Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan OPERATING PROFIT Revenue: Stores 589 123 1 118 442 413 500 359 359 686 773 262 eComm Net Sales — — — — — — Services 46 12 1 6 19 23 34 26 24 40 34 25 Other (incl. Comm shipping) — — — — — — Total Net Sales 635 135 2 124 461 436 534 385 383 726 806 287 Credit Income — — — — — — Total Revenue 635 135 2 124 461 436 534 385 383 726 806 287 Store and Ecommerce Cost of Goods Sold: Stores (400) (96) 3 (55) (217) (287) (425) (287) (241) (455) (498) (191) eComm — — — — — — Total Store and Ecommerce COGS (400) (96) 3 (55) (217) (287) (425) (287) (241) (455) (498) (191) Store Gross Profit 188 27 4 63 225 126 75 72 118 231 274 71 eComm Gross Profit — — — — — — Enterprise Gross Profit 188 27 4 63 225 126 75 72 118 231 274 71 Other Cost of Goods Sold: Services (32) (17) 2 (3) (15) (17) (25) (19) (19) (27) (22) (21) Buying — — — — — — Distribution (7) (6) (3) (4) (5) (6) (6) (5) (9) (9) (8) (8) Enterprise Co-op — — — — — — Quality & Sourcing (PPV) — — — — — — Medical/Dental COGS — — — — — — Payroll Tax COGS — — — — — — Other — — — — — — Total Cost of Goods Sold (39) (23) (1) (7) (21) (23) (30) (24) (28) (36) (30) (28) Gross Sales Margin 196 16 4 62 224 125 79 74 114 235 278 68 Store General & Administrative: Store Payroll (88) (49) (1) (9) (39) (47) (64) (50) (44) (75) (65) (47) Occupancy (31) (29) (29) (32) (39) (25) (28) (25) (21) (19) (23) (27) FM: Facility/Utilties (25) (15) (9) (9) (14) (25) (25) (22) (18) (20) (19) (19) General Expense (5) (3) (2) (2) (2) (4) (5) (4) (4) (5) (4) (6) Other Store Expense (2) (3) (4) (3) 0 (2) (2) (1) (2) (5) (6) 1 Total Store G&A (151) (99) (46) (55) (95) (102) (124) (103) (90) (124) (117) (98) Selling, General & Administrative: Gross Advertising — — — — — — Co-op — — — — — — Technology Expense — — — — — — eComm Expenses — — — — — — PLCC/Interchange — — — — — — Risk — — — — — — Bonus — — — — — — Equity — — — — — — Pension (401K) — — — — — — Medical/Dental SG&A — — — — — — Payroll Tax SG&A — — — — — — Pension Service Cost — — — — — — Admin (excl. IT) — — — — — — Corp. G&A — — — — — — Total SG&A — — — — — — Total SG&A Including Stores (151) (99) (46) (55) (95) (102) (124) (103) (90) (124) (117) (98) Other Expenses: Depreciation — — — — — — Real Estate & Other — — — — — — Real Estate & Other—(non-op) — — — — — — Reorganization — — — — — — Restructuring — — — — — — Total Other Expenses — — — — — — Operating Profit/(Loss) 44 (83) (42) 7 129 23 (45) (29) 24 111 161 (29)

NEW JCP STORES OPERATING PROFIT
($ millions)

Fiscal Year	2021	2021	2021	2021
Quarter	Q1	Q2	Q3	Q4
OPERATING PROFIT				
Revenue:				
Stores	1,453	1,647	1,482	2,133
eComm Net Sales	-	-	-	-
Services	102	99	96	114
Other (incl. Comm shipping)	-	-	-	-
Total Net Sales	1,555	1,746	1,578	2,247
Credit Income	-	-	-	-
Total Revenue	1,555	1,746	1,578	2,247
Store and Ecommerce Cost of Goods Sold:				
Stores	(896)	(997)	(938)	(1,313)
eComm	-	-	-	-
Total Store and Ecommerce COGS	(896)	(997)	(938)	(1,313)
Store Gross Profit	557	650	544	820
eComm Gross Profit	-	-	-	-
Enterprise Gross Profit	557	650	544	820
Other Cost of Goods Sold:				
Services	(74)	(71)	(70)	(78)
Buying	-	-	-	-
Distribution	(25)	(25)	(26)	(24)
Enterprise Co-op	-	-	-	-
Quality & Sourcing (PPV)	-	-	-	-
Medical/Dental COGS	-	-	-	-
Payroll Tax COGS	-	-	-	-
Other	-	-	-	-
Total Cost of Goods Sold	(99)	(95)	(96)	(102)
Gross Sales Margin	560	655	544	832
Store General & Administrative:				
Store Payroll	(195)	(218)	(202)	(242)
Occupancy	(81)	(82)	(83)	(93)
FM: Facility/Utilties	(58)	(60)	(55)	(54)
General Expense	(13)	(13)	(14)	(15)
Other Store Expense	(7)	(7)	(7)	(7)
Total Store G&A	(354)	(380)	(360)	(412)
Selling, General & Administrative:				
Gross Advertising	-	-	-	-
Co-op	-	-	-	-
Technology Expense	-	-	-	-
eComm Expenses	-	-	-	-
PLCC/Interchange	-	-	-	-
Risk	-	-	-	-
Bonus	-	-	-	-
Equity	-	-	-	-
Pension (401K)	-	-	-	-
Medical/Dental SG&A	-	-	-	-
Payroll Tax SG&A	-	-	-	-
Pension Service Cost	-	-	-	-
Admin (excl. IT)	-	-	-	-
Corp. G&A	-	-	-	-
Total SG&A	-	-	-	-
Total SG&A Including Stores	(354)	(380)	(360)	(412)
Other Expenses:				
Depreciation	-	-	-	-
Real Estate & Other	-	-	-	-
Real Estate & Other - (non-op)	-	-	-	-
Reorganization	-	-	-	-
Restructuring	-	-	-	-
Total Other Expenses	-	-	-	-
Operating Profit/(Loss)	206	275	184	420

NEW JCP STORES OPERATING PROFIT
($ millions)

Fiscal Year	2022	2023	2024
OPERATING PROFIT			
Revenue:			
Stores	6,692	6,725	6,807
eComm Net Sales	-	-	-
Services	417	423	431
Other (incl. Comm shipping)	-	-	-
Total Net Sales	7,109	7,147	7,238
Credit Income	-	-	-
Total Revenue	7,109	7,147	7,238
Store and Ecommerce Cost of Goods Sold:			
Stores	(3,996)	(3,960)	(4,013)
eComm	-	-	-
Total Store and Ecommerce COGS	(3,996)	(3,960)	(4,013)
Store Gross Profit	2,696	2,765	2,794
eComm Gross Profit	-	-	-
Enterprise Gross Profit	2,696	2,765	2,794
Other Cost of Goods Sold:			
Services	(295)	(299)	(305)
Buying	-	-	-
Distribution	(99)	(99)	(99)
Enterprise Co-op	-	-	-
Quality & Sourcing (PPV)	-	-	-
Medical/Dental COGS	-	-	-
Payroll Tax COGS	-	-	-
Other	-	-	-
Total Cost of Goods Sold	(393)	(398)	(403)
Gross Sales Margin	2,720	2,790	2,822
Store General & Administrative:			
Store Payroll	(844)	(850)	(850)
Occupancy	(376)	(381)	(396)
FM: Facility/Utilties	(236)	(242)	(250)
General Expense	(45)	(46)	(47)
Other Store Expense	(28)	(28)	(28)
Total Store G&A	(1,529)	(1,546)	(1,571)
Selling, General & Administrative:			
Gross Advertising	-	-	-
Co-op	-	-	-
Technology Expense	-	-	-
eComm Expenses	-	-	-
PLCC/Interchange	-	-	-
Risk	-	-	-
Bonus	-	-	-
Equity	-	-	-
Pension (401K)	-	-	-
Medical/Dental SG&A	-	-	-
Payroll Tax SG&A	-	-	-
Pension Service Cost	-	-	-
Admin (excl. IT)	-	-	-
Corp. G&A	-	-	-
Total SG&A	-	-	-
Total SG&A Including Stores	(1,529)	(1,546)	(1,571)
Other Expenses:			
Depreciation	-	-	-
Real Estate & Other	-	-	-
Real Estate & Other - (non-op)	-	-	-
Reorganization	-	-	-
Restructuring	-	-	-
Total Other Expenses	-	-	-
Operating Profit/(Loss)	1,190	1,244	1,252

NEW JCP ECOMM OPERATING PROFIT
($ millions)

Fiscal Year	2020	2020	2020	2020	2020	2020	2020	2020	2020	2020	2020	2020
Quarter	Q1	Q1	Q1	Q2	Q2	Q2	Q3	Q3	Q3	Q4	Q4	Q4
Month Period	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan
OPERATING PROFIT												
Revenue:												
Stores	-	-	-	-	-	-	-	-	-	-	-	-
eComm Net Sales	103	93	118	152	97	92	111	86	111	294	168	80
Services	-	-	-	-	-	-	-	-	-	-	-	-
Other (incl. Comm shipping)	11	8	7	12	6	6	8	6	7	15	9	6
Total Net Sales	113	100	125	164	103	99	119	92	117	309	177	86
Credit Income	-	-	-	-	-	-	-	-	-	-	-	-
Total Revenue	113	100	125	164	103	99	119	92	117	309	177	86
Store and Ecommerce Cost of Goods Sold:												
Stores	-	-	-	-	-	-	-	-	-	-	-	-
eComm	(84)	(64)	(77)	(97)	(69)	(69)	(79)	(58)	(76)	(217)	(121)	(54)
Total Store and Ecommerce COGS	(84)	(64)	(77)	(97)	(69)	(69)	(79)	(58)	(76)	(217)	(121)	(54)
Store Gross Profit	-	-	-	-	-	-	-	-	-	-	-	-
eComm Gross Profit	19	29	42	55	28	23	32	28	34	77	47	25
Enterprise Gross Profit	19	29	42	55	28	23	32	28	34	77	47	25
Other Cost of Goods Sold:												
Services	-	-	-	-	-	-	-	-	-	-	-	-
Buying	-	-	-	-	-	-	-	-	-	-	-	-
Distribution	(4)	(2)	(4)	(6)	(4)	(4)	(6)	(5)	(7)	(13)	(6)	(5)
Enterprise Co-op	-	-	-	-	-	-	-	-	-	-	-	-
Quality & Sourcing (PPV)	-	-	-	-	-	-	-	-	-	-	-	-
Medical/Dental COGS	-	-	-	-	-	-	-	-	-	-	-	-
Payroll Tax COGS	-	-	-	-	-	-	-	-	-	-	-	-
Other	(11)	(8)	(7)	(12)	(6)	(6)	(8)	(6)	(7)	(15)	(9)	(6)
Total Cost of Goods Sold	(14)	(9)	(11)	(17)	(10)	(11)	(13)	(11)	(14)	(29)	(15)	(11)
Gross Sales Margin	16	27	38	50	24	19	27	23	27	63	41	20
Store General & Administrative:												
Store Payroll	-	-	-	-	-	-	-	-	-	-	-	-
Occupancy	-	-	-	-	-	-	-	-	-	-	-	-
FM: Facility/Utilities	-	-	-	-	-	-	-	-	-	-	-	-
General Expense	-	-	-	-	-	-	-	-	-	-	-	-
Other Store Expense	-	-	-	-	-	-	-	-	-	-	-	-
Total Store G&A	-	-	-	-	-	-	-	-	-	-	-	-
Selling, General & Administrative:												
Gross Advertising	-	-	-	-	-	-	-	-	-	-	-	-
Co-op	-	-	-	-	-	-	-	-	-	-	-	-
Technology Expense	(3)	(3)	(3)	(3)	(3)	(2)	(2)	(3)	(3)	(2)	(3)	(2)
eComm Expenses	(5)	(4)	(4)	(4)	(4)	(4)	(5)	(4)	(4)	(5)	(5)	(4)
PLCC/Interchange	-	-	-	-	-	-	-	-	-	-	-	-
Risk	-	-	-	-	-	-	-	-	-	-	-	-
Bonus	-	-	-	-	-	-	-	-	-	-	-	-
Equity	-	-	-	-	-	-	-	-	-	-	-	-
Pension (401K)	-	-	-	-	-	-	-	-	-	-	-	-
Medical/Dental SG&A	-	-	-	-	-	-	-	-	-	-	-	-
Payroll Tax SG&A	-	-	-	-	-	-	-	-	-	-	-	-
Pension Service Cost	-	-	-	-	-	-	-	-	-	-	-	-
Admin (excl. IT)	-	-	-	-	-	-	-	-	-	-	-	-
Corp. G&A	-	-	-	-	-	-	-	-	-	-	-	-
Total SG&A	(8)	(7)	(7)	(7)	(7)	(7)	(7)	(7)	(6)	(7)	(8)	(6)
Total SG&A Including Stores	(8)	(7)	(7)	(7)	(7)	(7)	(7)	(7)	(6)	(7)	(8)	(6)
Other Expenses:												
Depreciation	-	-	-	-	-	-	-	-	-	-	-	-
Real Estate & Other	-	-	-	-	-	-	-	-	-	-	-	-
Real Estate & Other - (non-op)	-	-	-	-	-	-	-	-	-	-	-	-
Reorganization	-	-	-	-	-	-	-	-	-	-	-	-
Restructuring	-	-	-	-	-	-	-	-	-	-	-	-
Total Other Expenses	-	-	-	-	-	-	-	-	-	-	-	-
Operating Profit/(Loss)	8	20	31	43	17	13	20	16	21	56	33	13

NEW JCP ECOMM OPERATING PROFIT
($ millions)

Fiscal Year	2021	2021	2021	2021
Quarter	Q1	Q2	Q3	Q4
OPERATING PROFIT				
Revenue:				
Stores	-	-	-	-
eComm Net Sales	337	337	354	612
Services	-	-	-	-
Other (incl. Comm shipping)	24	25	25	37
Total Net Sales	361	362	379	649
Credit Income	-	-	-	-
Total Revenue	361	362	379	649
Store and Ecommerce Cost of Goods Sold:				
Stores	-	-	-	-
eComm	(235)	(237)	(247)	(455)
Total Store and Ecommerce COGS	(235)	(237)	(247)	(455)
Store Gross Profit	-	-	-	-
eComm Gross Profit	102	100	106	157
Enterprise Gross Profit	102	100	106	157
Other Cost of Goods Sold:				
Services	-	-	-	-
Buying	-	-	-	-
Distribution	(14)	(15)	(19)	(26)
Enterprise Co-op	-	-	-	-
Quality & Sourcing (PPV)	-	-	-	-
Medical/Dental COGS	-	-	-	-
Payroll Tax COGS	-	-	-	-
Other	(24)	(25)	(25)	(37)
Total Cost of Goods Sold	(38)	(40)	(44)	(63)
Gross Sales Margin	88	85	88	131
Store General & Administrative:				
Store Payroll	-	-	-	-
Occupancy	-	-	-	-
FM: Facility/Utilties	-	-	-	-
General Expense	-	-	-	-
Other Store Expense	-	-	-	-
Total Store G&A	-	-	-	-
Selling, General & Administrative:				
Gross Advertising	-	-	-	-
Co-op	-	-	-	-
Technology Expense	(8)	(9)	(9)	(9)
eComm Expenses	(12)	(13)	(14)	(16)
PLCC/Interchange	-	-	-	-
Risk	-	-	-	-
Bonus	-	-	-	-
Equity	-	-	-	-
Pension (401K)	-	-	-	-
Medical/Dental SG&A	-	-	-	-
Payroll Tax SG&A	-	-	-	-
Pension Service Cost	-	-	-	-
Admin (excl. IT)	-	-	-	-
Corp. G&A	-	-	-	-
Total SG&A	(20)	(22)	(23)	(26)
Total SG&A Including Stores	(20)	(22)	(23)	(26)
Other Expenses:				
Depreciation	-	-	-	-
Real Estate & Other	-	-	-	-
Real Estate & Other - (non-op)	-	-	-	-
Reorganization	-	-	-	-
Restructuring	-	-	-	-
Total Other Expenses	-	-	-	-
Operating Profit/(Loss)	68	63	65	105

NEW JCP ECOMM OPERATING PROFIT
($ millions)

Fiscal Year	2022	2023	2024
OPERATING PROFIT			
Revenue:			
Stores	-	-	-
eComm Net Sales	1,926	2,119	2,331
Services	-	-	-
Other (incl. Comm shipping)	123	131	140
Total Net Sales	2,049	2,251	2,471
Credit Income	-	-	-
Total Revenue	2,049	2,251	2,471
Store and Ecommerce Cost of Goods Sold:			
Stores	-	-	-
eComm	(1,343)	(1,502)	(1,651)
Total Store and Ecommerce COGS	(1,343)	(1,502)	(1,651)
Store Gross Profit	-	-	-
eComm Gross Profit	582	617	680
Enterprise Gross Profit	582	617	680
Other Cost of Goods Sold:			
Services	-	-	-
Buying	-	-	-
Distribution	(82)	(82)	(86)
Enterprise Co-op	-	-	-
Quality & Sourcing (PPV)	-	-	-
Medical/Dental COGS	-	-	-
Payroll Tax COGS	-	-	-
Other	(123)	(131)	(140)
Total Cost of Goods Sold	(205)	(214)	(227)
Gross Sales Margin	500	535	594
Store General & Administrative:			
Store Payroll	-	-	-
Occupancy	-	-	-
FM: Facility/Utilties	-	-	-
General Expense	-	-	-
Other Store Expense	-	-	-
Total Store G&A	-	-	-
Selling, General & Administrative:			
Gross Advertising	-	-	-
Co-op	-	-	-
Technology Expense	(36)	(39)	(40)
eComm Expenses	(57)	(59)	(61)
PLCC/Interchange	-	-	-
Risk	-	-	-
Bonus	-	-	-
Equity	-	-	-
Pension (401K)	-	-	-
Medical/Dental SG&A	-	-	-
Payroll Tax SG&A	-	-	-
Pension Service Cost	-	-	-
Admin (excl. IT)	-	-	-
Corp. G&A	-	-	-
Total SG&A	(93)	(98)	(101)
Total SG&A Including Stores	(93)	(98)	(101)
Other Expenses:			
Depreciation	-	-	-
Real Estate & Other	-	-	-
Real Estate & Other - (non-op)	-	-	-
Reorganization	-	-	-
Restructuring	-	-	-
Total Other Expenses	-	-	-
Operating Profit/(Loss)	407	436	493

NEW JCP CORPORATE OPERATING PROFIT ($ millions) Fiscal Year 2020 2020 2020 2020 2020 2020 2020 2020 2020 2020 2020 2020 Quarter Q1 Q1 Q1 Q2 Q2 Q2 Q3 Q3 Q3 Q4 Q4 Q4 Month Period Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan OPERATING PROFIT Revenue: Stores — — — — — — eComm Net Sales — — — — — — Services — — — — — — Other (incl. Comm shipping) 1 0 (30) (23) 19 12 7 1 14 (2) 2 7 Total Net Sales 1 0 (30) (23) 19 12 7 1 14 (2) 2 7 Credit Income 44 21 49 7 40 22 23 19 17 8 7 28 Total Revenue 45 21 19 (16) 59 34 30 20 31 6 9 35 Store and Ecommerce Cost of Goods Sold: Stores — — — — — — eComm — — — — — — Total Store and Ecommerce COGS — — — — — — Total Cost of Goods Sold (3) (1) 7 11 (21) (12) (6) 1 (19) (1) (8) (16) Store General & Administrative: Store Payroll — — — — — — Occupancy — — — — — — Total Store G&A — — — — — — Total SG&A (119) (93) (42) (51) (61) (95) (95) (79) (88) (136) (109) (70) Total SG&A Including Stores (119) (93) (42) (51) (61) (95) (95) (79) (88) (136) (109) (70) Total Other Expenses (52) (41) (195) (126) (61) (184) (139) (119) (58) (55) (29) (17) Operating Profit/(Loss) (129) (114) (212) (182) (84) (257) (209) (178) (133) (186) (137) (68)

NEW JCP CORPORATE OPERATING PROFIT
($ millions)

Fiscal Year	2021	2021	2021	2021
Quarter	Q1	Q2	Q3	Q4
OPERATING PROFIT				
Revenue:				
Stores	-	-	-	-
eComm Net Sales	-	-	-	-
Services	-	-	-	-
Other (incl. Comm shipping)	5	(2)	1	3
Total Net Sales	5	(2)	1	3
Credit Income	67	77	74	99
Total Revenue	72	75	74	102
Store and Ecommerce Cost of Goods Sold:				
Stores	-	-	-	-
eComm	-	-	-	-
Total Store and Ecommerce COGS	-	-	-	-
Store Gross Profit	-	-	-	-
eComm Gross Profit	-	-	-	-
Enterprise Gross Profit	-	-	-	-
Total Cost of Goods Sold	(3)	(2)	4	(12)
Store General & Administrative:				
Store Payroll	-	-	-	-
Occupancy	-	-	-	-
Total Store G&A	-	-	-	-
Total SG&A	(294)	(293)	(306)	(383)
Total SG&A Including Stores	(294)	(293)	(306)	(383)
Total Other Expenses	(102)	(138)	(93)	(93)
Operating Profit/(Loss)	(327)	(358)	(321)	(386)

NEW JCP CORPORATE OPERATING PROFIT ($ millions) Fiscal Year 2022 2023 2024 OPERATING PROFIT Revenue: Stores ——eComm Net Sales ——Services ——Other (incl. Comm shipping) 6 6 6 Total Net Sales 6 6 6 Credit Income 323 331 342 Total Revenue 329 337 348 Store and Ecommerce Cost of Goods Sold: Stores ——eComm ——Total Store and Ecommerce COGS ——Store Gross Profit ——eComm Gross Profit ——Enterprise Gross Profit ——Total Cost of Goods Sold 3 8 12 Store General & Administrative: Store Payroll ——Occupancy ——Total Store G&A ——Total SG&A (1,239) (1,253) (1,270) Total SG&A Including Stores (1,239) (1,253) (1,270) Total Other Expenses (311) (279) (257) Operating Profit/(Loss) (1,218) (1,187) (1,166)

J.C. Penney — Emergence Sources & Uses ($ in millions)    Sources & Uses Sources Uses New JCP: Draw on Exit ABL $850 Take-Back Debt to Lenders $500 FILO 150 Cash Distribution to DIP / 1L 585 Equity Investment 500 Cash to New JCP Balance Sheet 50 Take-Back Debt 500 Exit Facility Fees 38 Wind-Down Estate: ABL Paydown $1,215 Cash on Balance Sheet $553 Cash Collateral Balance 64 Emergence Costs: Professional Fees Escrow 42 Professional Fees $63 Asset Sale Proceeds 18 Cure Costs 83 503(b)(9) Claims 15 May Stub Rent 5 Funding of Swap Reserve 79 DIP Exit Fee 27 Accrued 1L Adequate Protection 16 DIP Accrued Interest 1 Total Sources $2,677 Total Uses $2,677

Establish New Debt and Payoff Post-Petition

Description of Entry	Statement	Line Item	B/S Line Item	Description	Debit	Credit	Adjustment
Paydown DIP	B/S	Long-Term Debt	DIP Term Loan	**DIP Term Loan**	900		(900)
Paydown 1L Term/Notes	B/S	Accrued Expenses	Other liability	**Interest from DIP**	1		(1)
Take-Back Term Loan	IS	Reorganization	Reorganization	**DIP Exit Fee**	27		(27)
REIT Transaction	B/S	1L Term Loan	Liabilities subject to compromi	**1L Term Loan**	1,085		(1,085)
DC Transaction	B/S	1L Notes	Liabilities subject to compromi	**1L Notes**	464		(464)
	B/S	Cash	Short-term investments	**Cash for Interest / Exit**		28	(28)
	B/S	Cash	Short-term investments	**Cash Distribution to DIP / 1L**		585	(585)
	B/S	Long-Term Debt	Take-Back Term Loan	**Take-Back Term Loan**		500	500
	B/S	PropCo	Property and equipment (net of	**Transfer of PropCo Assets - REIT**		1,031	(1,031)
	B/S	PropCo	Developer / Tenant Allowances	**Transfer of PropCo Tenant Allowances - REI**	21		(21)
	B/S	DC	Property and equipment (net of	**Transfer of DC Assets - Warehouse**		216	(216)
	I/S	Reorganization	Reorganization	**Calculated Gain from Book Value of Assets**		139	139
							-
Paydown pre-petition ABL	B/S	Long-Term Debt	ABL	**ABL Principal**	1,202		(1,202)
	B/S	Accrued Expenses	Other liability	**Accrued / Unpaid Interest from ABL**	12		(12)
	B/S	Accrued Expenses	Other liability	**Accrued / Unpaid Interest from ABL**	1		(1)
	B/S	Cash	Short-term investments	**Cash**		1,215	(1,215)
New Post Emergence ABL	B/S	Long-Term Debt	ABL	**Exit ABL Drawdown**		850	850
	B/S	Cash	Short-term investments	**Cash**	850		850
							-
Pay professional fees	B/S	Escrow	Cash In-Transit / Store Cash, C	**Escrow reserve**		42	(42)
	B/S	Cash	Short-term investments	**Cash**		20	(20)
	B/S	Accrued Expenses	Accrued professional fees	**Funding from professional fee reserve accour**	63		(63)
Funding of Swap Reserve	B/S	Reorganization	NFR accounts payable	**Swap liability - Reorganization expense**	78		(78)
	IS	Reorganization	Reorganization	**Accrued / unpaid interest on swaps - Reorgar**	1		(1)
	B/S	Cash	Short-term investments	**Cash**		79	(79)
							-
Paydown of term-loan inte	B/S	Accrued Expenses	Other liability	**Accrued / Unpaid Interest from Term Loan**	9		(9)
	B/S	Accrued Expenses	Other liability	**Accrued / Unpaid Interest from 1L Notes**	7		(7)
	B/S	Cash	Short-term investments	**Cash**		16	(16)
							-
New FILO							-
	B/S	Long-term Debt	Short-term investments	**Cash - FILO**	150		150
							-
	B/S	Long-term Debt	FILO	**Long-term Debt - FILO**		150	150
							-
New Exit Facility Fees	IS	Reorganization	Reorganization	**New JCP Exit Facility Fees - Reorganization**	38		(38)
	B/S	Cash	Short-term investments	**Cash - New JCP Facility Fee Payout**		38	(38)
							-
REIT Exit Facility	B/S	REIT Secured Loan	Short-term investments	**Cash - REIT Secured Loan**			-
	B/S	REIT Secured Loan	REIT Secured Loan	**Long-term Debt - REIT Secured Loan**			-
							-
REIT Exit Facility Fees	IS	Reorganization	Reorganization	**JCP REIT Exit Facility Fees - Reorganization Expense**			-
	B/S	Cash	Short-term investments	**ABL - JCP REIT Facility Fee Payout**			-
							-
Retire LSTC	B/S	Liabilities subject to compromi	Liabilities subject to compromi	**LSTC**	2,502		(2,502)
	B/S	Cash	Short-term investments	**LSTC - w/Cash Payout**		103	(103)
	I/S		Reorganization	**Reorganization**		2,398	2,398
							-
Retire Debt	B/S	Long-term Debt	1L Term Loan	**1L Term Loan**	-		-
	B/S	Long-term Debt	1L Notes	**1L Notes**	-		-
	B/S	Long-term Debt	2L Notes	**2L Notes**	-		-
	B/S	Long-term Debt	Unsecured Debt	**Unsecured Debt**	-		-
	B/S	Short-Term Debt	Current maturities of long-term	**Unsecured Debt**	-		-
	I/S	Reorganization	Reorganization	**Reorganization**		-	-
							-
Equity Investment	B/S	Total Stockholders' Equity	Total Stockholders' Equity	**Total Stockholders' Equity**		500	500
	B/S	Cash	Short-term investments	**Cash**	500		500
							-
Cash Collateral Adj	B/S	Builders Cash	Cash In-Transit / Store Cash, C	**Cash Collateral**		64	(64)
	I/S	Cash	Short-term investments	**Cash**	64		64
							-
ABL Unamortized Fees	B/S	Other Asset	ABL Unamortized Fees	**ABL Unamortized Fees**		12	(12)
	I/S	Reorganization	Reorganization	**Reorganization**	12		(12)

PRO-FORMA BORROWING BASE (2020 by Month)

($ in millions)

	FY'2020E						
Balance Sheet Period to Calc the Borrowing Base==>	**Jul**	**Aug**	**Sep**	**Oct**	**Nov**	**Dec**	**Jan**
Applicable Borrowing Base Period ======>	**Aug**	**Sep**	**Oct**	**Nov**	**Dec**	**Jan**	**Feb '21**
Inventory (Reported)	**$1,942**	**$1,974**	**$2,114**	**$2,214**	**$1,873**	**$1,484**	**$1,540**
Ratio of On-Hand to In-Transit	*6.16x*	*4.10x*	*3.95x*	*6.34x*	*8.43x*	*6.87x*	*6.27x*
On-Hand	$1,615	$1,534	$1,632	$1,871	$1,633	$1,254	$1,282
In-Transit	262	374	414	295	194	183	205
Total External Inventory	**$1,877**	**$1,908**	**$2,046**	**$2,167**	**$1,827**	**$1,436**	**$1,487**
% Total External Inventory	97%	97%	97%	98%	98%	97%	97%
Less Ineligibles	(50)	(70)	(72)	(59)	(46)	(43)	(45)
% Ineligible	2.7%	3.7%	3.5%	2.7%	2.5%	3.0%	3.0%
Eligible Inventory Before In-Transit Cap	$1,827	$1,838	$1,974	$2,108	$1,781	$1,393	$1,442
Less 5% In-Transit Cap	(171)	(282)	(315)	(190)	(105)	(113)	(132)
Eligible Inventory	1,656	1,556	1,659	1,918	1,676	1,280	1,310
NOLV	93.7%	93.8%	101.1%	101.1%	100.9%	100.8%	94.7%
Advance Rate	90.0%	90.0%	90.0%	90.0%	90.0%	90.0%	90.0%
Marginal NOLV%	84.3%	84.4%	91.0%	91.0%	90.8%	90.7%	85.2%
Available Inventory	**1,397**	**1,314**	**1,510**	**1,745**	**1,522**	**1,161**	**1,116**
Cc Receivables (Reported)	38	34	35	37	61	33	27
Advance Rate	90.0%	90.0%	90.0%	90.0%	90.0%	90.0%	90.0%
Available Cc Receivables	**35**	**31**	**31**	**33**	**55**	**29**	**24**
Availability Reserves	(69)	(67)	(65)	(68)	(71)	(75)	(78)
SWAPS Reserve	(78)	(78)	-	-	-	-	-
Total Reserves	**(148)**	**(145)**	**(65)**	**(68)**	**(71)**	**(75)**	**(78)**
Borrowing Base	**$1,284**	**$1,199**	**$1,476**	**$1,711**	**$1,507**	**1,116**	**1,063**
Revolving Commitment	2,350	2,350	2,350	1,800	1,800	1,800	1,800
Lower of Borrowing Base or Revolving Commitment	**$1,284**	**$1,199**	**$1,476**	**$1,711**	**$1,507**	**$1,116**	**$1,063**
Revolving Loans	(1,213)	(1,213)	(1,213)	(560)	(263)	-	-
Letters of Credit	(190)	(190)	(190)	(190)	(190)	(190)	(190)
Facility Availability	(120)	(204)	73	960	1,053	926	872
Minimum excess availability @ 7.5%-10% of BB	12	15	(5)	(125)	(125)	(125)	(125)
	10.0%	7.5%	7.5%	7.5%	7.5%	7.5%	7.5%
Availability	**($108)**	**($189)**	**$67**	**$835**	**$928**	**$801**	**$747**
Availability %	-8%	-16%	5%	49%	62%	72%	70%
FILO Availability @10% of NOLV of eligible inventory	155	146	168	194	169	129	124
FILO Availability @10% of credit card receivables	4	3	3	4	6	3	3
Total FILO Availability	**159**	**149**	**171**	**198**	**175**	**132**	**127**
Total Availability	**$51**	**($40)**	**$239**	**$1,033**	**$1,104**	**$933**	**$874**
Total Availability %	4%	-3%	16%	60%	73%	84%	82%
Period Affected	**60**	**51**	**(40)**	**239**	**1,033**	**1,104**	**933**

PRO-FORMA BORROWING BASE (2021 by Month)

($ in millions)

	FY'2021E											
Balance Sheet Period to Calc the Borrowing Base==>	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan
Applicable Borrowing Base Period ======>	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb '22
Inventory (Reported)	**1,563**	**$1,627**	**$1,621**	**$1,584**	**$1,612**	**$1,649**	**$1,763**	**$2,033**	**$2,134**	**$1,719**	**$1,431**	**$1,647**
Ratio of On-Hand to In-Transit	*7.19x*	*7.19x*	*7.19x*	*7.19x*	*7.19x*	*7.19x*	*7.19x*	*7.19x*	*7.19x*	*7.19x*	*7.19x*	*7.19x*
On-Hand	$1,330	$1,384	$1,380	$1,348	$1,372	$1,403	$1,500	$1,730	$1,816	$1,463	$1,218	$1,401
In-Transit	185	193	192	188	191	195	209	241	253	204	169	195
Total External Inventory	**$1,516**	**$1,577**	**$1,571**	**$1,536**	**$1,563**	**$1,598**	**$1,709**	**$1,971**	**$2,068**	**$1,666**	**$1,387**	**$1,596**
% Total External Inventory	97%	97%	97%	97%	97%	97%	97%	97%	97%	97%	97%	97%
Less Ineligibles	(43)	(45)	(44)	(43)	(44)	(45)	(48)	(56)	(59)	(47)	(39)	(45)
% Ineligible	2.8%	2.8%	2.8%	2.8%	2.8%	2.8%	2.8%	2.8%	2.8%	2.8%	2.8%	2.8%
Eligible Inventory Before In-Transit Cap	$1,473	$1,532	$1,527	$1,492	1,519	$1,553	$1,660	$1,915	$2,010	$1,619	$1,348	$1,551
Less 5% In-Transit Cap	(111)	(116)	(116)	(113)	(115)	(118)	(126)	(145)	(152)	(123)	(102)	(117)
Eligible Inventory	1,361	1,416	1,411	1,379	1,404	1,435	1,535	1,770	1,858	1,497	1,246	1,434
NOLV	91.7%	92.4%	93.2%	93.9%	93.8%	93.6%	93.7%	93.8%	101.1%	100.9%	100.8%	94.7%
Advance Rate	90.0%	90.0%	90.0%	90.0%	90.0%	90.0%	90.0%	90.0%	90.0%	90.0%	90.0%	90.0%
Marginal NOLV%	82.5%	83.2%	83.9%	84.5%	84.4%	84.2%	84.3%	84.4%	91.0%	90.8%	90.7%	85.2%
Available Inventory	**1,123**	**1,178**	**1,184**	**1,166**	**1,185**	**1,209**	**1,294**	**1,494**	**1,690**	**1,359**	**1,130**	**1,222**
Cc Receivables (Reported)	38	35	40	33	34	41	33	34	37	62	33	28
Advance Rate	90.0%	90.0%	90.0%	90.0%	90.0%	90.0%	90.0%	90.0%	90.0%	90.0%	90.0%	90.0%
Available Cc Receivables	**35**	**31**	**36**	**30**	**31**	**37**	**30**	**30**	**34**	**56**	**30**	**25**
Availability Reserves	(84)	(84)	(85)	(85)	(85)	(86)	(86)	(86)	(87)	(87)	(89)	(82)
SWAPS Reserve	-	-	-	-	-	-	-	-	-	-	-	-
Total Reserves	**(84)**	**(84)**	**(85)**	**(85)**	**(85)**	**(86)**	**(86)**	**(86)**	**(87)**	**(87)**	**(89)**	**(82)**
Borrowing Base	**1,074**	**$1,125**	**$1,136**	**$1,111**	**$1,131**	**$1,161**	**$1,238**	**$1,438**	**$1,637**	**$1,328**	**1,071**	**1,165**
Revolving Commitment	1,800	1,800	1,800	1,800	1,800	1,800	1,800	1,800	1,800	1,800	1,800	1,800
Lower of Borrowing Base or Revolving Commitment	**$1,074**	**$1,125**	**$1,136**	**$1,111**	**$1,131**	**$1,161**	**$1,238**	**$1,438**	**$1,637**	**$1,328**	**$1,071**	**$1,165**
Revolving Loans	-	-	-	-	-	-	-	(227)	(136)	-	-	-
Letters of Credit	(190)	(190)	(190)	(190)	(190)	(190)	(190)	(190)	(190)	(190)	(190)	(190)
Facility Availability	883	934	945	920	940	970	1,048	1,021	1,311	1,138	881	975
Minimum excess availability @ 7.5%-10% of BB	(150)	(150)	(150)	(69)	(71)	(73)	(79)	(77)	(125)	(125)	(125)	(125)
	7.5%	7.5%	7.5%	7.5%	7.5%	7.5%	7.5%	7.5%	7.5%	7.5%	7.5%	7.5%
Availability	**$733**	**$784**	**$795**	**$851**	**$870**	**$897**	**$969**	**$944**	**$1,186**	**$1,013**	**$756**	**$850**
Availability %	68%	70%	70%	77%	77%	77%	78%	66%	72%	76%	71%	73%
FILO Availability @10% of NOLV of eligible inventory	125	131	132	130	132	134	144	166	188	151	126	136
FILO Availability @10% of credit card receivables	4	3	4	3	3	4	3	3	4	6	3	3
Total FILO Availability	**129**	**134**	**136**	**133**	**135**	**138**	**147**	**169**	**192**	**157**	**129**	**139**
Total Availability	**862**	**$919**	**$931**	**$984**	**$1,005**	**$1,036**	**$1,116**	**$1,113**	**$1,378**	**$1,170**	**$885**	**$988**
Total Availability %	80%	82%	82%	89%	89%	89%	90%	77%	84%	88%	83%	85%
Period Affected	**933**	**862**	**919**	**931**	**984**	**1,005**	**1,036**	**1,116**	**1,113**	**1,378**	**1,170**	**885**

PRO-FORMA BORROWING BASE (2022-24 by Quarter)

($ in millions)

	FY'2022E				FY'2023E				FY'2024E			
Balance Sheet Period to Calc the Borrowing Base==>	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Applicable Borrowing Base Period ======>	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Inventory (Reported)	**1,738**	**$1,667**	**$2,157**	**$1,479**	**$1,723**	**$1,653**	**$2,139**	**$1,467**	**$1,779**	**$1,707**	**$2,209**	**$1,515**
Ratio of On-Hand to In-Transit	*7.19x*	*7.19x*	*7.19x*	*7.19x*	*7.19x*	*7.19x*	*7.19x*	*7.19x*	*7.19x*	*7.19x*	*7.19x*	*7.19x*
On-Hand	$1,479	$1,418	$1,835	$1,259	$1,467	$1,407	$1,821	$1,248	$1,514	$1,452	$1,879	$1,289
In-Transit	206	197	255	175	204	196	253	174	211	202	261	179
Total External Inventory	**$1,684**	**$1,616**	**$2,091**	**$1,434**	**$1,671**	**$1,602**	**$2,074**	**$1,422**	**$1,725**	**$1,654**	**$2,141**	**$1,468**
% Total External Inventory	97%	97%	97%	97%	97%	97%	97%	97%	97%	97%	97%	97%
Less Ineligibles	(48)	(46)	(59)	(41)	(47)	(45)	(59)	(40)	(49)	(47)	(61)	(42)
% Ineligible	2.8%	2.8%	2.8%	2.8%	2.8%	2.8%	2.8%	2.8%	2.8%	2.8%	2.8%	2.8%
Eligible Inventory Before In-Transit Cap	$1,637	$1,570	$2,032	$1,393	1,623	$1,557	$2,015	$1,382	$1,676	$1,608	$2,080	$1,427
Less 5% In-Transit Cap	(124)	(119)	(154)	(105)	(123)	(118)	(153)	(105)	(127)	(122)	(157)	(108)
Eligible Inventory	1,513	1,451	1,878	1,288	1,500	1,439	1,863	1,277	1,549	1,486	1,923	1,319
NOLV	93.2%	93.6%	101.1%	94.7%	93.2%	93.6%	101.1%	94.7%	93.2%	93.6%	101.1%	94.7%
Advance Rate	90.0%	90.0%	90.0%	90.0%	90.0%	90.0%	90.0%	90.0%	90.0%	90.0%	90.0%	90.0%
Marginal NOLV%	83.9%	84.2%	91.0%	85.2%	83.9%	84.2%	91.0%	85.2%	83.9%	84.2%	91.0%	85.2%
Available Inventory	**1,269**	**1,222**	**1,709**	**1,098**	**1,259**	**1,212**	**1,695**	**1,089**	**1,299**	**1,252**	**1,750**	**1,124**
Cc Receivables (Reported)	42	43	39	29	43	44	40	30	44	45	41	30
Advance Rate	90.0%	90.0%	90.0%	90.0%	90.0%	90.0%	90.0%	90.0%	90.0%	90.0%	90.0%	90.0%
Available Cc Receivables	**37**	**38**	**35**	**26**	**39**	**39**	**36**	**27**	**40**	**41**	**37**	**27**
Availability Reserves	(89)	(90)	(91)	(86)	(94)	(95)	(96)	(90)	(98)	(99)	(100)	(95)
SWAPS Reserve	-	-	-	-	-	-	-	-	-	-	-	-
Total Reserves	**(89)**	**(90)**	**(91)**	**(86)**	**(94)**	**(95)**	**(96)**	**(90)**	**(98)**	**(99)**	**(100)**	**(95)**
Borrowing Base	**1,217**	**1,170**	**1,652**	**1,037**	**1,204**	**1,157**	**1,635**	**1,025**	**1,241**	**1,193**	**1,686**	**1,057**
Revolving Commitment	2,350	2,350	2,350	2,350	2,350	2,350	2,350	2,350	1,800	1,800	1,800	1,800
Lower of Borrowing Base or Revolving Commitment	**$1,217**	**$1,170**	**$1,652**	**$1,037**	**$1,204**	**$1,157**	**$1,635**	**$1,025**	**$1,241**	**$1,193**	**$1,686**	**$1,057**
Revolving Loans	-	-	-	-	-	-	-	-	-	-	-	-
Letters of Credit	(190)	(190)	(190)	(190)	(190)	(190)	(190)	(190)	(190)	(190)	(190)	(190)
Facility Availability	1,027	980	1,462	847	1,013	967	1,444	834	1,051	1,003	1,496	866
Minimum excess availability @ 7.5%-10% of BB	(150)	(150)	(150)	(64)	(76)	(73)	(108)	(63)	(125)	(125)	(125)	(125)
	7.5%	7.5%	7.5%	7.5%	7.5%	7.5%	7.5%	7.5%	7.5%	7.5%	7.5%	7.5%
Availability	**$877**	**$830**	**$1,312**	**$783**	**$937**	**$894**	**$1,336**	**$772**	**$926**	**$878**	**$1,371**	**$741**
Availability %	72%	71%	79%	76%	78%	77%	82%	75%	75%	74%	81%	70%
FILO Availability @10% of NOLV of eligible inventory	141	136	190	122	140	135	188	121	144	139	194	125
FILO Availability @10% of credit card receivables	4	4	4	3	4	4	4	3	4	5	4	3
Total FILO Availability	**145**	**140**	**194**	**125**	**144**	**139**	**192**	**124**	**149**	**144**	**198**	**128**
Total Availability	**1,022**	**$970**	**$1,505**	**$908**	**$1,081**	**$1,033**	**$1,528**	**$896**	**$1,074**	**$1,021**	**$1,569**	**$869**
Total Availability %	84%	83%	91%	88%	90%	89%	93%	87%	87%	86%	93%	82%
Period Affected	**885**	**1,022**	**970**	**1,505**	**908**	**1,081**	**1,033**	**1,528**	**896**	**1,074**	**1,021**	**1,569**

CONSOLIDATED NEW JCP DEBT SCHEDULE
($ millions)

	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan
Fiscal Year	2020	2020	2020	2020	2021	2021	2021	2021	2021	2021	2021	2021	2021	2021	2021	2021
Quarter	Q3	Q4	Q4	Q4	Q1	Q1	Q1	Q2	Q2	Q2	Q3	Q3	Q3	Q4	Q4	Q4
Month Period	9	10	11	12	1	2	3	4	5	6	7	8	9	10	11	12
CASH FLOW WALK																
Adjusted EBITDA	$ (25)	$ 52	$ 90	$ (65)	$ 4	$ 16	$ 29	$ 81	$ 27	$ 9	$ (9)	$ 18	$ 12	$ 131	$ 177	$ (76)
(-) Capital Expenditures	(2)	(2)	(2)	(2)	(23)	(14)	(18)	(24)	(19)	(31)	(21)	(21)	(14)	(18)	(14)	(22)
(+/-) Δ in Net Working Capital	319	270	459	(1)	51	(39)	104	239	(81)	113	(98)	(534)	92	847	419	(898)
(+/-) Tax Income / (Expense)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
(+) Asset Sale Proceeds	-	-	-	15	-	-	-	-	-	137	-	-	-	-	-	-
(+/-) Other	22	(8)	(19)	2	5	(5)	2	(8)	(5)	2	(10)	(1)	1	(8)	1	(2)
(+) Restructuring	(31)	(22)	(2)	(2)	(4)	(4)	(6)	(6)	(6)	(14)	(4)	(4)	(4)	(4)	(4)	(4)
(+) Return on Pension Assets	8	8	8	8	4	5	4	5	4	4	5	4	4	5	4	(14)
(-) Real Estate & Other	-	-	-	(3)	-	-	-	-	-	-	-	-	-	-	-	-
Unlevered Free Cash Flow	$ 290	$ 297	$ 535	$ (49)	$ 37	$ (42)	$ 116	$ 287	$ (79)	$ 220	$ (138)	$ (538)	$ 92	$ 952	$ 584	$ (1,016)
Levered Free Cash Flow	290	297.10	515	(49)	37	(59)	116	287	(95)	220	(138)	(551)	92	952	571	(1,016)
Net Cash Flow	(0)	-	250	(64)	37	(59)	23	287	(95)	83	(138)	(324)	-	816	571	(1,016)
(+) Beginning Cash	50	50	50	300	236	273	214	237	523	429	512	374	50	50	866	1,438
Ending Cash	50	50	300	236	273	214	237	523	429	512	374	50	50	866	1,438	422
Total Liquidity	776	1,307	1,617	1,145	1,122.1	1,076	1,155	1,454	1,332	1,437	1,332	867	1,162	2,313	2,575	1,281
CAPITALIZATION SUMMARY																
Net Debt	1,160	863	348	397	360	419	304	17	111	-	30	581	489	-	-	-
ABL																
Ending Availability	726	1,257	1,316	908	849	862	919	931	903	925	959	817	1,112	1,447	1,138	860
Cash Available for Paydown	290	297	515	186	223	164	280	473	379	462	324	(227)	92	952	1,388	372
Applicable LIBOR Margin	2.00%	1.75%	1.75%	1.75%	1.75%	1.75%	1.75%	1.75%	1.75%	1.75%	1.75%	2.00%	1.75%	1.75%	1.75%	1.75%
Base Interest Payable	-	-	2	-	-	-	-	-	-	-	-	0	-	-	0	-
Undrawn Commitment Fee Payable	-	-	1	-	-	2	-	-	2	-	-	2	-	-	2	-
Letters of Credit Fee Payable	-	-	1	-	-	1	-	-	1	-	-	1	-	-	1	-
Total Interest and Fees	-	-	5	-	-	3	-	-	3	-	-	3	-	-	3	-
TERM LOAN																
Beginning Balance	500	500	500	499	483	483	483	390	390	390	253	253	253	253	253	253
Target Balance at End of Period	500	500	499	499	499	498	498	498	496	496	496	495	495	495	494	494
Balance After Asset Sales	500	500	500	483	483	483	483	390	390	253	253	253	253	253	253	253
Balance After Total Amortization	500	500	499	483	483	483	483	390	390	253	253	253	253	253	253	253
Ending Balance	500	500	499	483	483	483	390	390	390	253	253	253	253	253	253	253
Applicable Margin	8.50%	8.50%	8.50%	8.50%	8.50%	8.50%	8.50%	8.50%	8.50%	8.50%	8.50%	8.50%	8.50%	8.50%	8.50%	8.50%
Cash Interest Payable	-	-	12	-	-	12	-	-	10	-	-	7	-	-	6	-
ECF	-	-	-	-	-	-	186	-	-	-	-	-	-	-	-	-
ECF Sweep	-	-	-	-	-	-	93	-	-	-	-	-	-	-	-	-
FILO																
Cash Interest Payable	-	-	3	-	-	3	-	-	3	-	-	3	-	-	3	-

CONSOLIDATED NEW JCP DEBT SCHEDULE
($ millions)

Fiscal Year	2022	2022	2022	2022	2023	2023	2023	2023	2024	2024	2024	2024
Quarter	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Month Period												
CASH FLOW WALK												
Adjusted EBITDA	$ 117	$ 189	$ 120	$ 265	$ 136	$ 208	$ 139	$ 289	$ 155	$ 221	$ 152	$ 307
(-) Capital Expenditures	(65)	(77)	(58)	(52)	(66)	(81)	(59)	(56)	(67)	(81)	(59)	(56)
(+/-) Δ in Net Working Capital	(39)	59	(216)	405	(288)	79	(226)	423	(299)	61	(200)	432
(+/-) Tax Income / (Expense)	-	-	-	-	-	-	-	-	-	-	-	-
(+) Asset Sale Proceeds	-	-	-	-	-	-	-	-	-	-	-	-
(+/-) Other	(3)	(11)	(9)	(17)	3	(12)	(10)	(11)	(13)	(10)	(11)	(6)
(+) Restructuring	-	-	-	-	-	-	-	-	-	-	-	-
(+) Return on Pension Assets	13	13	13	(4)	13	13	13	(4)	13	13	13	(4)
(-) Real Estate & Other	-	-	-	-	-	-	-	-	-	-	-	-
Unlevered Free Cash Flow	$ 23	$ 172	$ (149)	$ 597	$ (202)	$ 206	$ (142)	$ 640	$ (211)	$ 204	$ (104)	$ 672
Levered Free Cash Flow	12	162	(159)	587	(210)	200	(148)	634	(217)	198	(110)	666
Net Cash Flow	(80)	162	(159)	587	(371)	200	(148)	634	(217)	198	(110)	666
(+) Beginning Cash	422	341	504	344	932	561	761	613	1,247	1,030	1,228	1,118
Ending Cash	341	504	344	932	561	761	613	1,247	1,030	1,228	1,118	1,784
Total Liquidity	1,363	1,474	1,806	1,753	1,568	1,717	2,057	2,056	2,080	2,224	2,614	2,629
CAPITALIZATION SUMMARY												
Net Debt	-	-	-	-	-	-	-	-	-	-	-	-
ABL												
Ending Availability	1,022	970	1,462	822	1,007	956	1,444	808	1,049	996	1,496	844
Cash Available for Paydown	384	454	294	882	672	711	563	1,197	980	1,178	1,068	1,734
Applicable LIBOR Margin	1.75%	1.75%	1.75%	1.75%	1.75%	1.75%	1.75%	1.75%	1.75%	1.75%	1.75%	1.75%
Base Interest Payable	-	-	-	-	-	-	-	-	-	-	-	-
Undrawn Commitment Fee Payable	2	2	2	2	2	2	2	2	2	2	2	2
Letters of Credit Fee Payable	1	1	1	1	1	1	1	1	1	1	1	1
Total Interest and Fees	3	3	3	3	3	3	3	3	3	3	3	3
TERM LOAN												
Beginning Balance	253	161	161	161	161	-	-	-	-	-	-	-
Target Balance at End of Period	493	491	490	489	488	486	485	484	483	481	480	479
Balance After Asset Sales	253	161	161	161	161	-	-	-	-	-	-	-
Balance After Total Amortization	253	161	161	161	161	-	-	-	-	-	-	-
Ending Balance	161	161	161	161	-	-	-	-	-	-	-	-
Applicable Margin	8.50%	8.50%	8.50%	8.50%	8.50%	8.50%	8.50%	8.50%	8.50%	8.50%	8.50%	8.50%
Cash Interest Payable	5	4	4	4	2	-	-	-	-	-	-	-
ECF	185	-	-	-	510	-	-	-	315	-	-	-
ECF Sweep	93	-	-	-	255	-	-	-	158	-	-	-
FILO												
Cash Interest Payable	3	3	3	3	3	3	3	3	3	4	4	4

CONSOLIDATED JCP REIT DEBT SCHEDULE ($ millions) Fiscal Year 2020 2020 2020 2020 Quarter Q3 Q4 Q4 Q4 Month Period 9 10 11 12 CASH FLOW WALK Adjusted EBITDA 4 4 4 4 AFFO 3 4 (8) 4 Net Cash Flow 15 - - - Ending Cash Balance 15 15 15 15 RCF Ending Balance 28 24 32 28 Interest Payable - - 1 - TERM LOAN Interest Payable - - 11 - DIVIDENDS Dividend/Distribution - - - -CONSOLIDATED JCP REIT DEBT SCHEDULE ($ millions) Fiscal Year 2020 2020 2020 2020 Quarter Q3 Q4 Q4 Q4 Month Period 9 10 11 12 CASH FLOW WALK Adjusted EBITDA 4 4 4 4 AFFO 3 4 (8) 4 Net Cash Flow 15 - - - Ending Cash Balance 15 15 15 15 RCF Ending Balance 28 24 32 28 Interest Payable - - 1 - TERM LOAN Interest Payable - - 11 - DIVIDENDS Dividend/Distribution - - - -

CONSOLIDATED JCP REIT DEBT SCHEDULE ($ millions) Fiscal Year 2021 2021 2021 2021 2021 2021 2021 2021 2021 2021 2021 2021 Quarter Q1 Q1 Q1 Q2 Q2 Q2 Q3 Q3 Q3 Q4 Q4 Q4 Month Period 123456789 10 11 12 CASH FLOW WALK Adjusted EBITDA 4 4 4 4 4 4 4 4 9 9 9 9 AFFO 4 (9) 4 4 (8) 4 4 (9) 9 9 (3) 9 Net Cash Flow - - - - - - - - - - - - Ending Cash Balance 15 15 15 15 15 15 15 15 15 15 15 15 RCF Ending Balance 24 32 28 24 32 28 24 32 24 15 17 9 Interest Payable - 1 - - 1 - - 1 - - 0 - TERM LOAN Interest Payable - 11 - - 11 - - 11 - - 11 - DIVIDENDS Dividend/Distribution - - - - - - - - - - - -CONSOLIDATED JCP REIT DEBT SCHEDULE ($ millions) Fiscal Year 2021 2021 2021 2021 2021 2021 2021 2021 2021 2021 2021 2021 Quarter Q1 Q1 Q1 Q2 Q2 Q2 Q3 Q3 Q3 Q4 Q4 Q4 Month Period 123456789 10 11 12 CASH FLOW WALK Adjusted EBITDA 4 4 4 4 4 4 4 4 9 9 9 9 AFFO 4 (9) 4 4 (8) 4 4 (9) 9 9 (3) 9 Net Cash Flow - - - - - - - - - - - - Ending Cash Balance 15 15 15 15 15 15 15 15 15 15 15 15 RCF Ending Balance 24 32 28 24 32 28 24 32 24 15 17 9 Interest Payable - 1 - - 1 - - 1 - - 0 - TERM LOAN Interest Payable - 11 - - 11 - - 11 - - 11 - DIVIDENDS Dividend/Distribution - - - - - - - - - - - -

CONSOLIDATED JCP REIT DEBT SCHEDULE ($ millions) Fiscal Year 2022 2022 2022 2022 2023 2023 2023 2023 2024 2024 2024 2024 Quarter Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Month Period CASH FLOW WALK Adjusted EBITDA 27 27 27 27 27 27 27 28 28 28 28 28 AFFO 14 15 16 15 16 16 15 17 17 16 17 17 Net Cash Flow 6 15 16 15 16 16 15 17 17 16 17 17 Ending Cash Balance 21 36 52 67 83 99 114 131 147 163 179 197 RCF Ending Balance - - - - - - - - - - - - Interest Payable 0 - - - - - - - - - - - TERM LOAN Interest Payable 11 11 11 11 11 11 11 11 11 11 11 11 DIVIDENDS Dividend/Distribution - - - - - - - - - - - - CONSOLIDATED JCP REIT DEBT SCHEDULE ($ millions) Fiscal Year 2022 2022 2022 2022 2023 2023 2023 2023 2024 2024 2024 2024 Quarter Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Month Period CASH FLOW WALK Adjusted EBITDA 27 27 27 27 27 27 27 28 28 28 28 28 AFFO 14 15 16 15 16 16 15 17 17 16 17 17 Net Cash Flow 6 15 16 15 16 16 15 17 17 16 17 17 Ending Cash Balance 21 36 52 67 83 99 114 131 147 163 179 197 RCF Ending Balance - - - - - - - - - - - - Interest Payable 0 - - - - - - - - - - - TERM LOAN Interest Payable 11 11 11 11 11 11 11 11 11 11 11 11 DIVIDENDS Dividend/Distribution - - - - - - - - - - - -

Cash Balances # Of Account Groupings (Most as of 7/3) Accounts Cash Balances Debtor Balances STI Cash $ 927,098,798 8 126,500,091 Escrows 5 International (ex-non debtors) 6,726,105 9 Store Accounts (Non-Consolidated) 1,754,865 31 Other Operating Accounts: 41,366,119 83 $ 1,103,445,977 136 Cash on Hand (In Stores) as of 7/3 $ 25,789,030 Cash In Transit (as of 7/3) 24,679,242 $ 50,468,272 Non-Debtor Cash Balances $ 20,101,565 13 Grand Total $ 1,174,015,814 *Note: $480k in 11 accounts have balances prior to 6/15Cash Balances # Of Account Groupings (Most as of 7/3) Accounts Cash Balances Debtor Balances STI Cash $ 927,098,798 8 126,500,091 Escrows 5 International (ex-non debtors) 6,726,105 9 Store Accounts (Non-Consolidated) 1,754,865 31 Other Operating Accounts: 41,366,119 83 $ 1,103,445,977 136 Cash on Hand (In Stores) as of 7/3 $ 25,789,030 Cash In Transit (as of 7/3) 24,679,242 $ 50,468,272 Non-Debtor Cash Balances $ 20,101,565 13 Grand Total $ 1,174,015,814 *Note: $480k in 11 accounts have balances prior to 6/15

Net Book Value (000s) as of 7/6/20 Store $ 1,030,976 Warehouse $ 215,579Net Book Value (000s) as of 7/6/20 Store $ 1,030,976 Warehouse $ 215,579

Capex Forecast $'s in millions FY20 Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Stores subtotal $5.4 $3.5 $2.6 $0.8 $9.6 $4.8 $4.3 $1.3 $0.5 $0.1 $0.1 $0.4 Facilities Maintenance $4.3 $2.1 $0.6 $0.1 $3.7 $3.1 $0.5 $0.5 $0.1 $0.1 $0.1 $0.3 IT $7.0 $8.4 $6.3 $2.8 $3.8 $1.8 $1.9 $1.4 $1.4 $1.9 $1.3 $1.9 Keep the Lights on/Maintenance $3.5 $3.7 $3.8 $0.5 $1.7 $0.3 $0.2 $0.0 $0.0 $0.2 $0.0 $0.2 Misc Capex (1) $0.1 $0.0 $0.0 $0.0 $0.0 $1.4 $0.3 $0.1 $0.1 $0.1 $0.1 $0.0 Capital $12.6 $11.9 $8.9 $3.5 $13.4 $8.1 $6.7 $2.9 $2.1 $2.1 $1.5 $2.3 (1) Includes supply chain, marketing, HR, home office, product development and sourcingCapex Forecast $'s in millions FY20 Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Stores subtotal $5.4 $3.5 $2.6 $0.8 $9.6 $4.8 $4.3 $1.3 $0.5 $0.1 $0.1 $0.4 Facilities Maintenance $4.3 $2.1 $0.6 $0.1 $3.7 $3.1 $0.5 $0.5 $0.1 $0.1 $0.1 $0.3 IT $7.0 $8.4 $6.3 $2.8 $3.8 $1.8 $1.9 $1.4 $1.4 $1.9 $1.3 $1.9 Keep the Lights on/Maintenance $3.5 $3.7 $3.8 $0.5 $1.7 $0.3 $0.2 $0.0 $0.0 $0.2 $0.0 $0.2 Misc Capex (1) $0.1 $0.0 $0.0 $0.0 $0.0 $1.4 $0.3 $0.1 $0.1 $0.1 $0.1 $0.0 Capital $12.6 $11.9 $8.9 $3.5 $13.4 $8.1 $6.7 $2.9 $2.1 $2.1 $1.5 $2.3 (1) Includes supply chain, marketing, HR, home office, product development and sourcing

Capex Forecast $'s in millions FY21 Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Stores subtotal $17.0 $7.6 $9.9 $15.3 $11.0 $16.0 $10.5 $14.4 $6.8 $11.4 $8.0 $11.6 Facilities Maintenance $3.8 $4.3 $3.4 $6.1 $3.5 $4.8 $4.3 $9.0 $5.0 $4.8 $6.8 $9.3 IT $6.1 $5.1 $6.1 $7.1 $5.9 $5.3 $7.8 $4.8 $5.2 $6.6 $5.3 $9.6 Keep the Lights on/Maintenance $1.8 $1.2 $1.6 $1.9 $1.6 $1.4 $2.3 $1.2 $1.4 $1.7 $1.5 $3.1 Misc Capex (1) $0.0 $1.3 $2.3 $1.6 $1.8 $9.7 $3.1 $1.8 $1.7 $0.5 $1.1 $0.7 Capital $23.2 $14.0 $18.4 $24.0 $18.8 $31.0 $21.5 $21.0 $13.8 $18.5 $14.4 $21.9 (1) Includes supply chain, marketing, HR, home office, product development and sourcingCapex Forecast $'s in millions FY21 Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Stores subtotal $17.0 $7.6 $9.9 $15.3 $11.0 $16.0 $10.5 $14.4 $6.8 $11.4 $8.0 $11.6 Facilities Maintenance $3.8 $4.3 $3.4 $6.1 $3.5 $4.8 $4.3 $9.0 $5.0 $4.8 $6.8 $9.3 IT $6.1 $5.1 $6.1 $7.1 $5.9 $5.3 $7.8 $4.8 $5.2 $6.6 $5.3 $9.6 Keep the Lights on/Maintenance $1.8 $1.2 $1.6 $1.9 $1.6 $1.4 $2.3 $1.2 $1.4 $1.7 $1.5 $3.1 Misc Capex (1) $0.0 $1.3 $2.3 $1.6 $1.8 $9.7 $3.1 $1.8 $1.7 $0.5 $1.1 $0.7 Capital $23.2 $14.0 $18.4 $24.0 $18.8 $31.0 $21.5 $21.0 $13.8 $18.5 $14.4 $21.9 (1) Includes supply chain, marketing, HR, home office, product development and sourcing

Capex Forecast $'s in millions FY22 FY23 FY24 Stores subtotal $ 162.0 156.3 $ $ 162.0 Facilities Maintenance $ 49.0 $ 48.7 $ 48.7 IT $ 75.0 $ 77.2 $ 79.2 Keep the Lights on/Maintenance $ 20.9 $ 21.7 $ 20.7 Misc Capex (1) $ 19.8 $ 22.8 $ 20.8 Capital $ 262.0 251.1 $ $ 262.0 (1) Includes supply chain, marketing, HR, home office, product development and sourcing ***LAST PAGE OF INTEGRATED 3-STATEMENT FINANCIAL MODEL***Capex Forecast $'s in millions FY22 FY23 FY24 Stores subtotal $ 162.0 156.3 $ $ 162.0 Facilities Maintenance $ 49.0 $ 48.7 $ 48.7 IT $ 75.0 $ 77.2 $ 79.2 Keep the Lights on/Maintenance $ 20.9 $ 21.7 $ 20.7 Misc Capex (1) $ 19.8 $ 22.8 $ 20.8 Capital $ 262.0 251.1 $ $ 262.0 (1) Includes supply chain, marketing, HR, home office, product development and sourcing ***LAST PAGE OF INTEGRATED 3-STATEMENT FINANCIAL MODEL***

REIT PORTFOLIO OVERVIEW

Note: The list of properties summarized in the table below and the summary information that follows are not final and may be subject to change.

In $ Millions

	CTL	REIT Optionality	OpCo Optionality	Total
Description	126 properties that are expected to remain as long term credit leases	23 properties within the REIT that the PropCo can choose to close or retenant	11 properties within the REIT that the OpCo can choose to close with 24 month notice to PropCo	160 property REIT comprised of the best-in-class real estate and top operating JCP stores
# properties	126	23	11	160
Square Feet	16,314,356	3,861,826	1,478,678	21,654,860
Dark Valuation	$774	$287	$91	$1,152
2019 Sales	1,921	392	154	2,467
2020 Sales	1,093	211	87	1,390
2021 Sales	1,717	351	138	2,205
2022 Sales	1,742	356	140	2,239
2019 Store-Level EBITDA	304	42	20	366
2020 Store-Level EBITDA	57	(1)	2	58
2021 Store-Level EBITDA[1]	219	32	15	266
2022 Store-Level EBITDA[1]	259	39	17	316
2019 Gross Rent[2]	38	11	4	53
2020 Gross Rent[2]	38	11	4	53
2021 Gross Rent[2]	137	26	12	175
2022 Gross Rent[2]	139	27	12	178

1. 2021-22 store-level EBITDA before REIT rent.

2. Gross rent includes tenant reimbursements only in 2019-20, and tenant reimbursements + pro forma base rent paid to the REIT in 2021-22. 2021 REIT rent before rent abatement.

REIT Portfolio

EBITDA 2020-2022 SALES 2020-2022 ($ in millions) ($ in millions) 2020 2021 2022 2020 2021 2022 BUCKET Total Sales Count Total Sales Count Total Sales Count BUCKET EBITDA Count EBITDA Count EBITDA Count 0mm ---- ---- -- -- < (4.5) m m -- -- -- -- -- -- > 0- 1m m - - -- -- - - -- -- > (4.5)-(4.0)m m - - - - - - - - - - - - > 1- 2m m - - -- -- - - -- -- > (4.0)-(3.5)m m - - - - - - - - - - - - > 2- 3m m - - -- -- - - -- -- > (3.5)-(3.0)m m - - - - - - - - - - - - >3- 4m m 15 4 - - - - - - - - > (3.0)-(2.5)m m - - - - - - - - - - - - > 4- 5m m 73 16 -- - - -- -- > (2.5)-(2.0)m m - - - - - - - - - - - - >5-6mm8015112112 > (2.0)-(1.5)m m (2) 1 - - - - - - - - >6-7mm9314467335 > (1.5)-(1.0)m m (1) 1 - - - - - - - - >7-8mm1361897139713 > (1.0)-(0.5)m m (3) 4 - - - - - - - - >8-9mm18522607688 > (0.5)-0.0m m (5) 26 - - - - - - - - >9-10mm2072210511869 >0.0-0.5mm19752602 >10-11mm15715646737 >0.5-1.0mm253327341721 >11-12mm138121821619517 >1.0-1.5mm242052414033 >12-13mm150121981621317 > 1.5-2.0m m -- -- 52 30 60 35 >13-14mm685149111239 > 2.0-2.5m m -- -- 42 19 55 25 >14-15mm14110171158 > 2.5-3.0m m -- -- 54 20 53 19 >15-16mm1612471623415 > 3.0-3.5m m -- -- 20 6 48 15 >16-17mm----2311418111 > 3.5-4.0m m -- -- 8 2 23 6 >17-18mm----105617410 > 4.0-4.5m m -- -- -- -- 4 1 >18-19mm18116691498 > 4.5-5.0m m -- -- 5 1 5 1 >19-20mm19111761176 > 5.0-5.5m m -- -- 5 1 5 1 >20-21mm----8241025 > 5.5-6.0m m -- -- -- -- -- -- >21-22mm221221211 > 6.0-6.5m m -- -- -- -- 6 1 > 22- 23m m - - - - 67 3 90 4 > 6.5-7.0m m -- -- -- -- -- -- > 23- 24m m - - - - 24 1 - - - - > 7.0-7.5m m -- -- -- -- -- -- > 24- 25m m - - - - 24 1 49 2 > 7.5-8.0m m -- -- -- -- -- -- > 25- 26m m - - -- -- - - -- -- > 8.0-8.5m m -- -- -- -- -- -- > 26- 27m m - - -- -- - - -- -- > 8.5-9.0m m -- -- -- -- -- -- > 27- 28m m - - -- -- - - -- -- > 9.0-9.5m m -- -- -- -- -- -- > 28- 29m m - - -- -- - - -- -- >9.5-10.0mm ---- ---- -- -- > 29- 30m m - - -- -- - - -- -->10.0-10.5mm------------ >30mm----10831093>10.5-11.0mm------------ Total 1,390 160 2,205 160 2,239 160 Total 58 160 266 160 316 160 Note: 2021-22 store-level EBITDA before REIT rent. REIT Portfolio EBITDA 2020-2022 SALES 2020-2022 ($ in millions) ($ in millions) 2020 2021 2022 2020 2021 2022 BUCKET Total Sales Count Total Sales Count Total Sales Count BUCKET EBITDA Count EBITDA Count EBITDA Count 0mm ---- ---- -- -- < (4.5) m m -- -- -- -- -- -- > 0- 1m m - - -- -- - - -- -- > (4.5)-(4.0)m m - - - - - - - - - - - - > 1- 2m m - - -- -- - - -- -- > (4.0)-(3.5)m m - - - - - - - - - - - - > 2- 3m m - - -- -- - - -- -- > (3.5)-(3.0)m m - - - - - - - - - - - - >3- 4m m 15 4 - - - - - - - - > (3.0)-(2.5)m m - - - - - - - - - - - - > 4- 5m m 73 16 -- - - -- -- > (2.5)-(2.0)m m - - - - - - - - - - - - >5-6mm8015112112 > (2.0)-(1.5)m m (2) 1 - - - - - - - - >6-7mm9314467335 > (1.5)-(1.0)m m (1) 1 - - - - - - - - >7-8mm1361897139713 > (1.0)-(0.5)m m (3) 4 - - - - - - - - >8-9mm18522607688 > (0.5)-0.0m m (5) 26 - - - - - - - - >9-10mm2072210511869 >0.0-0.5mm19752602 >10-11mm15715646737 >0.5-1.0mm253327341721 >11-12mm138121821619517 >1.0-1.5mm242052414033 >12-13mm150121981621317 > 1.5-2.0m m -- -- 52 30 60 35 >13-14mm685149111239 > 2.0-2.5m m -- -- 42 19 55 25 >14-15mm14110171158 > 2.5-3.0m m -- -- 54 20 53 19 >15-16mm1612471623415 > 3.0-3.5m m -- -- 20 6 48 15 >16-17mm----2311418111 > 3.5-4.0m m -- -- 8 2 23 6 >17-18mm----105617410 > 4.0-4.5m m -- -- -- -- 4 1 >18-19mm18116691498 > 4.5-5.0m m -- -- 5 1 5 1 >19-20mm19111761176 > 5.0-5.5m m -- -- 5 1 5 1 >20-21mm----8241025 > 5.5-6.0m m -- -- -- -- -- -- >21-22mm221221211 > 6.0-6.5m m -- -- -- -- 6 1 > 22- 23m m - - - - 67 3 90 4 > 6.5-7.0m m -- -- -- -- -- -- > 23- 24m m - - - - 24 1 - - - - > 7.0-7.5m m -- -- -- -- -- -- > 24- 25m m - - - - 24 1 49 2 > 7.5-8.0m m -- -- -- -- -- -- > 25- 26m m - - -- -- - - -- -- > 8.0-8.5m m -- -- -- -- -- -- > 26- 27m m - - -- -- - - -- -- > 8.5-9.0m m -- -- -- -- -- -- > 27- 28m m - - -- -- - - -- -- > 9.0-9.5m m -- -- -- -- -- -- > 28- 29m m - - -- -- - - -- -- >9.5-10.0mm ---- ---- -- -- > 29- 30m m - - -- -- - - -- -->10.0-10.5mm------------ >30mm----10831093>10.5-11.0mm------------ Total 1,390 160 2,205 160 2,239 160 Total 58 160 266 160 316 160 Note: 2021-22 store-level EBITDA before REIT rent. REIT Portfolio

Gross Rent 2020-2022

($ in millions)

BUCKET	2020 Total Rent	2020 Count	2021 Total Rent	2021 Count	2022 Total Rent	2022 Count
0mm	--	--	--	--	--	--
>0-0.1mm	1	7	--	--	--	--
>0.1-0.2mm	5	33	--	--	--	--
>0.2-0.3mm	14	56	--	--	--	--
>0.3-0.4mm	11	32	1	2	1	2
>0.4-0.5mm	5	11	3	6	3	6
>0.5-0.6mm	4	8	7	12	5	10
>0.6-0.7mm	2	3	8	13	8	13
>0.7-0.8mm	3	4	7	10	9	12
>0.8-0.9mm	--	--	18	21	18	21
>0.9-1mm	3	3	15	16	13	14
>1-1.1mm	--	--	5	5	6	6
>1.1-1.2mm	--	--	21	18	17	15
>1.2-1.3mm	1	1	21	17	21	17
>1.3-1.4mm	--	--	9	7	13	10
>1.4-1.5mm	--	--	9	6	10	7
>1.5-1.6mm	--	--	14	9	9	6
>1.6-1.7mm	--	--	8	5	7	4
>1.7-1.8mm	--	--	5	3	9	5
>1.8-1.9mm	--	--	4	2	7	4
>1.9-2mm	2	1	2	1	--	--
>2-2.1mm	--	--	2	1	2	1
>2.1-2.2mm	--	--	2	1	2	1
>2.2-2.3mm	--	--	--	--	2	1
>2.3-2.4mm	--	--	2	1	--	--
>2.4-2.5mm	--	--	2	1	5	2
>2.5-2.6mm	3	1	3	1	--	--
>2.6-2.7mm	--	--	--	--	3	1
>2.7-2.8mm	--	--	--	--	--	--
>2.8-2.9mm	--	--	3	1	3	1
>2.9-3mm	--	--	3	1	--	--
>3mm	--	--	--	--	3	1
Total	53	160	175	160	178	160

Dark Value (September 2019)

($ in millions)

BUCKET	Dark Value	Cour
0mm	--	2
>0-1mm	--	--
>1-2mm	11	7
>2-3mm	35	14
>3-4mm	71	20
>4-5mm	113	25
>5-6mm	143	26
>6-7mm	65	10
>7-8mm	58	8
>8-9mm	87	10
>9-10mm	66	7
>10-11mm	105	10
>11-12mm	47	4
>12-13mm	74	6
>13-14mm	26	2
>14-15mm	15	1
>15-16mm	31	2
>16-17mm	16	1
>17-18mm	--	--
>18-19mm	--	--
>19-20mm	--	--
>20-21mm	--	--
>21-22mm	--	--
>22-23mm	23	1
>23-24mm	--	--
>24-25mm	--	--
>25-26mm	25	1
>26-27mm	--	--
>27-28mm	27	1
>28-29mm	--	--
>29-30mm	--	--
>30mm	112	2
Total	1,152	160

Note: Gross rent includes tenant reimbursements only in 2020, and tenant reimbursements + pro forma base rent paid to the REIT in 2021-22.
Source for dark value: Third party appraisal

REIT Portfolio

MALL VS. STRIP SPLIT / PROPERTY RATING

($ in millions, except per square foot data)

JCP REIT Property Summary

		CTL					PropCo Option				
		Property #	Total SF	SF / Prop.	2022 Rent	Rent / SF	Property #	Total SF	SF / Prop.	2022 Rent	Rent / SF
Property Type	Mall	89	12.7	142,168	$75.2	$5.94	22	3.7	169,904	$15.1	$4.05
	Off-Mall	37	3.7	98,956	24.7	6.76	1	0.1	123,942	0.3	2.04
	Total	**126**	**16.3**	**129,479**	**$99.9**	**$6.13**	**23**	**3.9**	**167,905**	**$15.4**	**$3.98**
Property Rating	A	41	6.2	151,200	$37.3	$6.02	19	3.1	162,146	$12.4	$4.03
	B	50	6.4	127,294	40.4	6.34	1	0.2	204,563	0.7	3.57
	C	35	3.8	107,156	22.2	5.93	3	0.6	192,165	2.2	3.87
	Total	**126**	**16.3**	**129,479**	**$99.9**	**$6.13**	**23**	**3.9**	**167,905**	**$15.4**	**$3.98**

		OpCo Option					Total PropCo				
		Property #	Total SF	SF / Prop.	2022 Rent	Rent / SF	Property #	Total SF	SF / Prop.	2022 Rent	Rent / SF
Property Type	Mall	8	1.2	144,228	$6.3	$5.48	119	17.5	147,434	$96.7	$5.51
	Off-Mall	3	0.3	108,285	1.7	5.31	41	4.1	100,248	26.7	6.50
	Total	**11**	**1.5**	**134,425**	**$8.0**	**$5.44**	**160**	**21.7**	**135,343**	**$123.4**	**$5.70**
Property Rating	A	6	0.9	144,996	$4.9	$5.64	66	10.1	153,787	$54.7	$5.39
	B	2	0.3	141,923	1.4	4.99	53	6.9	129,304	42.5	6.20
	C	3	0.3	108,285	1.7	5.31	41	4.7	113,459	26.2	5.63
	Total	**11**	**1.5**	**134,425**	**$8.0**	**$5.44**	**160**	**21.7**	**135,343**	**$123.4**	**$5.70**

Note: Property rating is based on JCP internal analysis

Operating Expenses for Owned Stores

Operating Lease Rent Expense PSF	Stores	SF (millions)
Up to $1.00 PSF	22	3
>=$1.00, <$2.00 PSF	134	17
>=$2.00, <$3.00 PSF	81	11
>=$3.00, <$4.00 PSF	28	4
>=$4.00, <$5.00 PSF	16	2
>=$5.00 PSF	17	2
TOTAL	**298**	**40**

REIT Portfolio

OPCO GO-FORWARD PORTFOLIO

Note: The list of properties summarized in the table below and the summary information that follows are not final and may be subject to change.

In $ Millions

Description	226 owned / ground leased stores	318 leased stores	OpCo Total
# properties	226	318	544
Square Feet	28,733,018	33,486,164	62,219,182
Dark Valuation	$523	$125	$648
2019 Sales	2,460	3,327	5,786
2020 Sales	1,447	1,919	3,366
2021 Sales	1,948	2,974	4,922
2022 Sales	1,852	3,019	4,871
2019 Store-Level EBITDA	311	457	768
2020 Store-Level EBITDA	23	6	29
2021 Store-Level EBITDA	175	273	448
2022 Store-Level EBITDA	232	343	575
2019 Gross Rent	82	150	233
2020 Gross Rent	80	151	231
2021 Gross Rent	69	154	224
2022 Gross Rent	64	156	220

OpCo Portfolio

OpCo 226 Owned / GL OpCo 318 Leased SALES 2020-2022 SALES 2020-2022 ($ in millions) ($ in millions) 2020 2021 2022 2020 2021 2022 BUCKET Total Sales Count Total Sales Count Total Sales Count BUCKET Total Sales Count Total Sales Count Total Sales Count 0m m - - - - - - 15 - - 51 0m m -- -- -- -- -- -- > 0-1m m 0 1 0 1 -- -- > 0-1m m -- -- -- -- -- -- > 1-2m m 4 2 5 3 -- -- > 1-2m m 18 10 -- -- -- -- >2-3mm1873413---->2-3mm9136218197 >3-4mm6819351041>3-4mm1855283248324 > 4-5m m 140 31 36 8 5 1 > 4-5m m 187 42 99 22 94 21 >5-6mm20237509448>5-6mm238432204021539 >6-7mm293451111711317>6-7mm227352093219530 >7-8mm300409913699>7-8mm230311802418625 >8-9mm142171872216019>8-9mm170202142521325 > 9- 10m m 113 12 200 21 238 25 > 9- 10m m 113 12 218 23 248 26 > 10- 11m m 74 7 274 26 233 22 > 10- 11m m 114 11 241 23 199 19 > 11- 12m m 67 6 230 20 241 21 > 11- 12m m 103 9 241 21 276 24 >12-13mm1311871519916>12-13mm7661751416213 >13-14mm1411471117413>13-14mm6851741318814 >14-15mm----11681178>14-15mm282584725 > 15- 16m m - - - - 31 2 30 2 > 15- 16m m 47 3 171 11 156 10 >16-17mm----986815>16-17mm----1621019712 >17-18mm----523875>17-18mm----1056704 > 18- 19m m -- -- 37 2 37 2 > 18- 19m m -- -- 37 2 74 4 >19-20mm----201---->19-20mm----392392 > 20- 21m m -- -- -- -- 20 1 > 20-21m m - - - - 82 4 41 2 > 21- 22m m -- -- -- -- -- -- > 21- 22m m -- -- 86 4 107 5 > 22- 23m m -- -- -- -- -- -- > 22- 23m m 23 1 22 1 45 2 > 23- 24m m -- -- -- -- -- -- > 23- 24m m -- -- 46 2 47 2 > 24- 25m m -- -- -- -- -- -- > 24- 25m m -- -- 49 2 25 1 > 25- 26m m -- -- -- -- -- -- > 25- 26m m -- -- -- -- 25 1 > 26- 27m m -- -- -- -- -- -- > 26- 27m m -- -- -- -- -- -- > 27- 28m m -- -- -- -- -- -- > 27- 28m m -- -- -- -- -- -- > 28- 29m m -- -- -- -- -- -- > 28- 29m m -- -- -- -- -- -- > 29- 30m m -- -- -- -- -- -- > 29- 30m m -- -- -- -- -- -- >30mm ---- ---- -- -- >30mm -- -- 40 1 41 1 Total 1,447 226 1,948 226 1,852 226 Total 1,919 318 2,974 318 3,019 318 OpCo Portfolio OpCo 226 Owned / GL OpCo 318 Leased SALES 2020-2022 SALES 2020-2022 ($ in millions) ($ in millions) 2020 2021 2022 2020 2021 2022 BUCKET Total Sales Count Total Sales Count Total Sales Count BUCKET Total Sales Count Total Sales Count Total Sales Count 0m m - - - - - - 15 - - 51 0m m -- -- -- -- -- -- > 0-1m m 0 1 0 1 -- -- > 0-1m m -- -- -- -- -- -- > 1-2m m 4 2 5 3 -- -- > 1-2m m 18 10 -- -- -- -- >2-3mm1873413---->2-3mm9136218197 >3-4mm6819351041>3-4mm1855283248324 > 4-5m m 140 31 36 8 5 1 > 4-5m m 187 42 99 22 94 21 >5-6mm20237509448>5-6mm238432204021539 >6-7mm293451111711317>6-7mm227352093219530 >7-8mm300409913699>7-8mm230311802418625 >8-9mm142171872216019>8-9mm170202142521325 > 9- 10m m 113 12 200 21 238 25 > 9- 10m m 113 12 218 23 248 26 > 10- 11m m 74 7 274 26 233 22 > 10- 11m m 114 11 241 23 199 19 > 11- 12m m 67 6 230 20 241 21 > 11- 12m m 103 9 241 21 276 24 >12-13mm1311871519916>12-13mm7661751416213 >13-14mm1411471117413>13-14mm6851741318814 >14-15mm----11681178>14-15mm282584725 > 15- 16m m - - - - 31 2 30 2 > 15- 16m m 47 3 171 11 156 10 >16-17mm----986815>16-17mm----1621019712 >17-18mm----523875>17-18mm----1056704 > 18- 19m m -- -- 37 2 37 2 > 18- 19m m -- -- 37 2 74 4 >19-20mm----201---->19-20mm----392392 > 20- 21m m -- -- -- -- 20 1 > 20-21m m - - - - 82 4 41 2 > 21- 22m m -- -- -- -- -- -- > 21- 22m m -- -- 86 4 107 5 > 22- 23m m -- -- -- -- -- -- > 22- 23m m 23 1 22 1 45 2 > 23- 24m m -- -- -- -- -- -- > 23- 24m m -- -- 46 2 47 2 > 24- 25m m -- -- -- -- -- -- > 24- 25m m -- -- 49 2 25 1 > 25- 26m m -- -- -- -- -- -- > 25- 26m m -- -- -- -- 25 1 > 26- 27m m -- -- -- -- -- -- > 26- 27m m -- -- -- -- -- -- > 27- 28m m -- -- -- -- -- -- > 27- 28m m -- -- -- -- -- -- > 28- 29m m -- -- -- -- -- -- > 28- 29m m -- -- -- -- -- -- > 29- 30m m -- -- -- -- -- -- > 29- 30m m -- -- -- -- -- -- >30mm ---- ---- -- -- >30mm -- -- 40 1 41 1 Total 1,447 226 1,948 226 1,852 226 Total 1,919 318 2,974 318 3,019 318 OpCo Portfolio

OpCo 226 Owned / GL OpCo 318 Leased EBITDA 2020-2022 EBITDA 2020-2022 ($ in millions) ($ in millions) 2020 2021 2022 2020 2021 2022 BUCKET EBITDA Count EBITDA Count EBITDA Count BUCKET EBITDA Count EBITDA Count EBITDA Count < (4.5) m m -- -- -- -- -- -- < (4.5) m m -- -- -- -- -- -- > (4.5) -(4.0)m m - - - - - - - - - - - - > (4.5)-(4.0)m m - - - - - - - - - - - - > (4.0) -(3.5)m m - - - - - - - - - - - - > (4.0)-(3.5)m m - - - - - - - - - - - - > (3.5) -(3.0)m m - - - - - - - - - - - - > (3.5)-(3.0)m m - - - - - - - - - - - - > (3.0) -(2.5)m m - - - - - - - - - - - - > (3.0)-(2.5)m m - - - - - - - - - - - - > (2.5) -(2.0)m m - - - - - - - - - - - - > (2.5)-(2.0)m m (2) 1 - - - - - - - - > (2.0) -(1.5)m m - - - - - - - - - - - - > (2.0)-(1.5)m m - - - - - - - - - - - - > (1.5) -(1.0)m m (2) 2 (1) 1 - - - - > (1.5)-(1.0)m m (2) 2 - - - - - - - - > (1.0) -(0.5)m m (4) 6 (4) 6 - - - - > (1.0)-(0.5)m m (16) 23 - - - - - - - - > (0.5)-0.0m m (14) 72 (8) 42 - - 49 > (0.5)-0.0m m (20) 117 (1) 8 (1) 5 >0.0-0.5mm2512072239>0.0-0.5mm2615126891958 > 0.5- 1.0m m 16 24 52 69 42 53 > 0.5- 1.0m m 10 16 90 125 87 116 >1.0-1.5mm2261496553>1.0-1.5mm10867558873 > 1.5-2.0m m -- -- 51 29 62 36 > 1.5-2.0m m -- -- 40 23 53 31 >2.0-2.5mm----1364420>2.0-2.5mm----1463717 > 2.5-3.0m m -- -- 5 2 16 6 > 2.5- 3.0m m - - - - 16 6 14 5 > 3.0-3.5m m -- -- -- -- -- -- > 3.0-3.5m m -- -- 13 4 22 7 > 3.5-4.0m m -- -- -- -- -- -- > 3.5-4.0m m -- -- 8 2 15 4 > 4.0-4.5m m -- -- -- -- -- -- > 4.0-4.5m m -- -- -- -- 4 1 > 4.5-5.0m m -- -- -- -- -- -- > 4.5-5.0m m -- -- -- -- 5 1 > 5.0-5.5m m -- -- -- -- -- -- > 5.0-5.5m m -- -- -- -- -- -- > 5.5-6.0m m -- -- -- -- -- -- > 5.5-6.0m m -- -- -- -- -- -- > 6.0-6.5m m -- -- -- -- -- -- > 6.0-6.5m m -- -- -- -- -- -- > 6.5-7.0m m -- -- -- -- -- -- > 6.5-7.0m m -- -- -- -- -- -- > 7.0-7.5m m -- -- -- -- -- -- > 7.0-7.5m m -- -- -- -- -- -- > 7.5-8.0m m -- -- -- -- -- -- > 7.5-8.0m m -- -- -- -- -- -- > 8.0-8.5m m -- -- -- -- -- -- > 8.0-8.5m m -- -- -- -- -- -- > 8.5-9.0m m -- -- -- -- -- -- > 8.5-9.0m m -- -- -- -- -- -- > 9.0-9.5m m -- -- -- -- -- -- > 9.0-9.5m m -- -- -- -- -- -- > 9.5-10.0m m - - - - - - - - - - - - > 9.5- 10.0m m -- -- -- -- -- -- > 10.0- 10.5m m -- -- -- -- -- -- > 10.0- 10.5m m -- -- -- -- -- -- > 10.5- 11.0m m -- -- -- -- -- -- > 10.5- 11.0m m -- -- -- -- -- -- Total 23 226 175 226 232 226 Total 6 318 273 318 343 318 OpCo Portfolio OpCo 226 Owned / GL OpCo 318 Leased EBITDA 2020-2022 EBITDA 2020-2022 ($ in millions) ($ in millions) 2020 2021 2022 2020 2021 2022 BUCKET EBITDA Count EBITDA Count EBITDA Count BUCKET EBITDA Count EBITDA Count EBITDA Count < (4.5) m m -- -- -- -- -- -- < (4.5) m m -- -- -- -- -- -- > (4.5) -(4.0)m m - - - - - - - - - - - - > (4.5)-(4.0)m m - - - - - - - - - - - - > (4.0) -(3.5)m m - - - - - - - - - - - - > (4.0)-(3.5)m m - - - - - - - - - - - - > (3.5) -(3.0)m m - - - - - - - - - - - - > (3.5)-(3.0)m m - - - - - - - - - - - - > (3.0) -(2.5)m m - - - - - - - - - - - - > (3.0)-(2.5)m m - - - - - - - - - - - - > (2.5) -(2.0)m m - - - - - - - - - - - - > (2.5)-(2.0)m m (2) 1 - - - - - - - - > (2.0) -(1.5)m m - - - - - - - - - - - - > (2.0)-(1.5)m m - - - - - - - - - - - - > (1.5) -(1.0)m m (2) 2 (1) 1 - - - - > (1.5)-(1.0)m m (2) 2 - - - - - - - - > (1.0) -(0.5)m m (4) 6 (4) 6 - - - - > (1.0)-(0.5)m m (16) 23 - - - - - - - - > (0.5)-0.0m m (14) 72 (8) 42 - - 49 > (0.5)-0.0m m (20) 117 (1) 8 (1) 5 >0.0-0.5mm2512072239>0.0-0.5mm2615126891958 > 0.5- 1.0m m 16 24 52 69 42 53 > 0.5- 1.0m m 10 16 90 125 87 116 >1.0-1.5mm2261496553>1.0-1.5mm10867558873 > 1.5-2.0m m -- -- 51 29 62 36 > 1.5-2.0m m -- -- 40 23 53 31 >2.0-2.5mm----1364420>2.0-2.5mm----1463717 > 2.5-3.0m m -- -- 5 2 16 6 > 2.5- 3.0m m - - - - 16 6 14 5 > 3.0-3.5m m -- -- -- -- -- -- > 3.0-3.5m m -- -- 13 4 22 7 > 3.5-4.0m m -- -- -- -- -- -- > 3.5-4.0m m -- -- 8 2 15 4 > 4.0-4.5m m -- -- -- -- -- -- > 4.0-4.5m m -- -- -- -- 4 1 > 4.5-5.0m m -- -- -- -- -- -- > 4.5-5.0m m -- -- -- -- 5 1 > 5.0-5.5m m -- -- -- -- -- -- > 5.0-5.5m m -- -- -- -- -- -- > 5.5-6.0m m -- -- -- -- -- -- > 5.5-6.0m m -- -- -- -- -- -- > 6.0-6.5m m -- -- -- -- -- -- > 6.0-6.5m m -- -- -- -- -- -- > 6.5-7.0m m -- -- -- -- -- -- > 6.5-7.0m m -- -- -- -- -- -- > 7.0-7.5m m -- -- -- -- -- -- > 7.0-7.5m m -- -- -- -- -- -- > 7.5-8.0m m -- -- -- -- -- -- > 7.5-8.0m m -- -- -- -- -- -- > 8.0-8.5m m -- -- -- -- -- -- > 8.0-8.5m m -- -- -- -- -- -- > 8.5-9.0m m -- -- -- -- -- -- > 8.5-9.0m m -- -- -- -- -- -- > 9.0-9.5m m -- -- -- -- -- -- > 9.0-9.5m m -- -- -- -- -- -- > 9.5-10.0m m - - - - - - - - - - - - > 9.5- 10.0m m -- -- -- -- -- -- > 10.0- 10.5m m -- -- -- -- -- -- > 10.0- 10.5m m -- -- -- -- -- -- > 10.5- 11.0m m -- -- -- -- -- -- > 10.5- 11.0m m -- -- -- -- -- -- Total 23 226 175 226 232 226 Total 6 318 273 318 343 318 OpCo Portfolio

OpCo 226 Owned / GL OpCo 318 Leased Gross Rent 2020-2022 Gross Rent 2020-2022 ($ in millions) ($ in millions) 2020 2021 2022 2020 2021 2022 BUCKET Total Rent Count Total Rent Count Total Rent Count BUCKET Total Rent Count Total Rent Count Total Rent Count 0m m - - - - - - 15 - - 51 0m m -- -- -- 1 - - 1 > 0- 0.1m m 2 22 2 34 1 14 > 0- 0.1m m 1 9 0 6 0 5 >0.1-0.2mm959750642>0.1-0.2mm850747745 > 0.2- 0.3m m 10 39 9 38 8 33 > 0.2- 0.3m m 15 60 16 63 16 64 >0.3-0.4mm11331029926>0.3-0.4mm175016471647 > 0.4- 0.5m m 10 22 6 14 7 15 > 0.4- 0.5m m 19 42 19 44 19 42 > 0.5- 0.6m m 10 18 9 17 9 17 > 0.5- 0.6m m 12 22 12 23 14 27 >0.6-0.7mm7115857>0.6-0.7mm142214211320 > 0.7- 0.8m m 7 10 7 9 8 11 > 0.7- 0.8m m 11 15 10 14 11 15 >0.8-0.9mm453434>0.8-0.9mm141615181517 >0.9-1mm 11 33 1 1 >0.9-1mm 7 7 7 7 6 6 >1-1.1mm 33 33 2 2 >1-1.1mm 5 5 6 6 8 8 >1.1-1.2mm111122>1.1-1.2mm545454 > 1.2-1.3m m -- -- -- -- -- -- > 1.2-1.3m m 6 5 6 5 6 5 > 1.3-1.4m m -- -- -- -- -- -- > 1.3-1.4m m 5 4 5 4 5 4 > 1.4-1.5m m -- -- -- -- -- -- > 1.4-1.5m m 4 3 6 4 3 2 > 1.5-1.6m m -- -- -- -- -- -- > 1.5-1.6m m 2 1 3 2 5 3 > 1.6-1.7m m -- -- -- -- -- -- > 1.6-1.7m m 2 1 -- -- 2 1 > 1.7-1.8m m -- -- -- -- -- -- > 1.7-1.8m m -- -- -- -- -- -- > 1.8-1.9m m -- -- -- -- -- -- > 1.8-1.9m m -- -- -- -- -- -- > 1.9-2m m -- -- -- -- -- -- > 1.9-2m m -- -- -- -- -- -- > 2-2.1m m 4 2 -- -- -- -- > 2- 2.1m m 2 1 2 1 -- -- > 2.1-2.2m m -- -- 2 1 2 1 > 2.1-2.2m m -- -- -- -- 2 1 > 2.2-2.3m m -- -- -- -- -- -- > 2.2-2.3m m -- -- -- -- -- -- > 2.3-2.4m m -- -- -- -- -- -- > 2.3-2.4m m -- -- -- -- -- -- > 2.4-2.5m m -- -- -- -- -- -- > 2.4-2.5m m -- -- -- -- -- -- > 2.5-2.6m m -- -- -- -- -- -- > 2.5-2.6m m -- -- -- -- -- -- > 2.6-2.7m m -- -- -- -- -- -- > 2.6-2.7m m -- -- -- -- -- -- > 2.7-2.8m m -- -- -- -- -- -- > 2.7-2.8m m -- -- -- -- -- -- > 2.8-2.9m m -- -- -- -- -- -- > 2.8-2.9m m -- -- -- -- -- -- > 2.9-3m m -- -- -- -- -- -- > 2.9-3m m -- -- -- -- -- -- > 3m m -- -- -- -- -- -- > 3m m 3 1 3 1 3 1 Total 80 226 69 226 64 226 Total 151 318 154 318 156 318 OpCo Portfolio OpCo 226 Owned / GL OpCo 318 Leased Gross Rent 2020-2022 Gross Rent 2020-2022 ($ in millions) ($ in millions) 2020 2021 2022 2020 2021 2022 BUCKET Total Rent Count Total Rent Count Total Rent Count BUCKET Total Rent Count Total Rent Count Total Rent Count 0m m - - - - - - 15 - - 51 0m m -- -- -- 1 - - 1 > 0- 0.1m m 2 22 2 34 1 14 > 0- 0.1m m 1 9 0 6 0 5 >0.1-0.2mm959750642>0.1-0.2mm850747745 > 0.2- 0.3m m 10 39 9 38 8 33 > 0.2- 0.3m m 15 60 16 63 16 64 >0.3-0.4mm11331029926>0.3-0.4mm175016471647 > 0.4- 0.5m m 10 22 6 14 7 15 > 0.4- 0.5m m 19 42 19 44 19 42 > 0.5- 0.6m m 10 18 9 17 9 17 > 0.5- 0.6m m 12 22 12 23 14 27 >0.6-0.7mm7115857>0.6-0.7mm142214211320 > 0.7- 0.8m m 7 10 7 9 8 11 > 0.7- 0.8m m 11 15 10 14 11 15 >0.8-0.9mm453434>0.8-0.9mm141615181517 >0.9-1mm 11 33 1 1 >0.9-1mm 7 7 7 7 6 6 >1-1.1mm 33 33 2 2 >1-1.1mm 5 5 6 6 8 8 >1.1-1.2mm111122>1.1-1.2mm545454 > 1.2-1.3m m -- -- -- -- -- -- > 1.2-1.3m m 6 5 6 5 6 5 > 1.3-1.4m m -- -- -- -- -- -- > 1.3-1.4m m 5 4 5 4 5 4 > 1.4-1.5m m -- -- -- -- -- -- > 1.4-1.5m m 4 3 6 4 3 2 > 1.5-1.6m m -- -- -- -- -- -- > 1.5-1.6m m 2 1 3 2 5 3 > 1.6-1.7m m -- -- -- -- -- -- > 1.6-1.7m m 2 1 -- -- 2 1 > 1.7-1.8m m -- -- -- -- -- -- > 1.7-1.8m m -- -- -- -- -- -- > 1.8-1.9m m -- -- -- -- -- -- > 1.8-1.9m m -- -- -- -- -- -- > 1.9-2m m -- -- -- -- -- -- > 1.9-2m m -- -- -- -- -- -- > 2-2.1m m 4 2 -- -- -- -- > 2- 2.1m m 2 1 2 1 -- -- > 2.1-2.2m m -- -- 2 1 2 1 > 2.1-2.2m m -- -- -- -- 2 1 > 2.2-2.3m m -- -- -- -- -- -- > 2.2-2.3m m -- -- -- -- -- -- > 2.3-2.4m m -- -- -- -- -- -- > 2.3-2.4m m -- -- -- -- -- -- > 2.4-2.5m m -- -- -- -- -- -- > 2.4-2.5m m -- -- -- -- -- -- > 2.5-2.6m m -- -- -- -- -- -- > 2.5-2.6m m -- -- -- -- -- -- > 2.6-2.7m m -- -- -- -- -- -- > 2.6-2.7m m -- -- -- -- -- -- > 2.7-2.8m m -- -- -- -- -- -- > 2.7-2.8m m -- -- -- -- -- -- > 2.8-2.9m m -- -- -- -- -- -- > 2.8-2.9m m -- -- -- -- -- -- > 2.9-3m m -- -- -- -- -- -- > 2.9-3m m -- -- -- -- -- -- > 3m m -- -- -- -- -- -- > 3m m 3 1 3 1 3 1 Total 80 226 69 226 64 226 Total 151 318 154 318 156 318 OpCo Portfolio

OpCo 226 Owned / GL

Dark Value (September 2019)

($ in millions)

BUCKET	Dark Value	Count
0mm	--	35
>0-1mm	18	37
>1-2mm	63	44
>2-3mm	99	39
>3-4mm	71	21
>4-5mm	95	22
>5-6mm	76	14
>6-7mm	38	6
>7-8mm	30	4
>8-9mm	25	3
>9-10mm	9	1
>10-11mm	--	--
>11-12mm	--	--
>12-13mm	--	--
>13-14mm	--	--
>14-15mm	--	--
>15-16mm	--	--
>16-17mm	--	--
>17-18mm	--	--
>18-19mm	--	--
>19-20mm	--	--
>20-21mm	--	--
>21-22mm	--	--
>22-23mm	--	--
>23-24mm	--	--
>24-25mm	--	--
>25-26mm	--	--
>26-27mm	--	--
>27-28mm	--	--
>28-29mm	--	--
>29-30mm	--	--
>30mm	--	--
Total	**523**	**226**

OpCo 318 Leased

Dark Value (September 2019)

($ in millions)

BUCKET	Dark Value	Count
0mm	--	263
>0-1mm	11	38
>1-2mm	10	6
>2-3mm	5	2
>3-4mm	10	3
>4-5mm	4	1
>5-6mm	5	1
>6-7mm	--	--
>7-8mm	--	--
>8-9mm	--	--
>9-10mm	--	--
>10-11mm	--	--
>11-12mm	12	1
>12-13mm	13	1
>13-14mm	14	1
>14-15mm	--	--
>15-16mm	--	--
>16-17mm	--	--
>17-18mm	--	--
>18-19mm	--	--
>19-20mm	--	--
>20-21mm	--	--
>21-22mm	--	--
>22-23mm	--	--
>23-24mm	--	--
>24-25mm	--	--
>25-26mm	--	--
>26-27mm	--	--
>27-28mm	--	--
>28-29mm	--	--
>29-30mm	--	--
>30mm	42	1
Total	**125**	**318**

Source: Third party appraisal

OpCo Portfolio

MALL VS. STRIP SPLIT / PROPERTY RATING

OpCo Property Summary										
		OpCo 226 Owned / GL			OpCo 318 Leased			Total OpCo		
		Property #	Total SF	SF / Prop.	Property #	Total SF	SF / Prop.	Property #	Total SF	SF / Prop.
Property Type	Mall	139	19.9	143,313	263	30.4	115,571	402	50.3	125,164
	Off-Mall	87	8.8	101,293	55	3.1	56,198	142	11.9	83,827
	Total	**226**	**28.7**	**127,137**	**318**	**33.5**	**105,302**	**544**	**62**	**114,373**
Property Rating	A	29	4.8	164,293	41	6.8	166,115	70	11.6	165,360
	B	75	10.2	135,682	89	10.9	122,419	164	21.1	128,485
	C	118	13.4	113,687	185	15.5	84,006	303	29.0	95,565
	D	4	0.4	94,309	3	0.2	79,651	7	0.6	88,027
	Total	**226**	**28.7**	**127,137**	**318**	**33.5**	**105,302**	**544**	**62**	**114,373**

Note: Property rating is based on JCP internal analysis

OpCo Portfolio

Proposed Owned Surplus Locations (REIT)

	SF	2019 Sales ($)	2019 4-wall EBITDAR ($)
Subtotal	1,580,000	$121,910,055	7,489,304

Proposed Closures of Owned Surplus Locations (OpCo)

	SF	2019 Sales ($)	2019 4-wall EBITDAR ($)
Total	7,017,000	$590,330,687	$37,601,707

Pre-bankruptcy PSA Locations (REIT)

	SF	2019 Sales ($)	2019 4-wall EBITDAR ($)
Total	3,127,800	$120,239,124	$15,457,608

Pre-bankruptcy PSA Locations (OpCo)

	SF	2019 Sales ($)	2019 4-wall EBITDAR ($)
Total	4,445,800	$223,690,417	$28,581,734

Note: Information above is as of September 3, 2020